UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2018

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

44	Statement of Assets and Liabilities

45	Statement of Operations

46	Statements of Changes in Net Assets

48	Financial Highlights

50	Notes to Financial Statements

65	Report of Independent Registered Public Accounting Firm

66	Supplemental Information to Shareholders

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned –4.02%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,1 which returned 0.01% over the same period.

During the period, there were several market-moving events. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued

into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. In 2018, the Fed raised its target for short-term interest rates by 0.25% at each of its March, June, September and December meetings, raising the target range to 2.25%–2.50%. As the Fed continued to raise rates, the U.S. Treasury yield curve flattened throughout the year. The yield on 10-year U.S. Treasury securities (“Treasuries”) reached multi-year highs in November, and pulled back in December as

1

risk averse sentiment roiled the markets and investors to flocked to safety. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. US equity markets were volatile to finish out the year, with the S&P 500® suffering the largest December decline since the Great Depression, culminating in the worst year since the financial crisis. Additionally, leveraged credit segments of the market experienced a sharp sell-off, notably in December, due to concerns over slower growth, falling oil prices, year-end technical pressures and general risk averse sentiment. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014. Inflation, as measured by the Consumer Price Index (CPI), gained 1.9%, a decline of 0.1% year-over-year, mainly driven lower by falling energy prices. Oil prices suffered sharp declines due to oversupply concerns.

During the 12-month period the leveraged credit sectors of the U.S. fixed income market, including high yield bonds and loans, experienced mixed returns, with high yield bonds underperforming and bank loans outperforming investment grade bonds. High yield credit spreads widened during the period, most notably in December, as the fourth quarter risk averse sentiment took a toll on risk assets. Returns within the high yield market were driven lower primarily by the lower-rated issues, as ‘CCC’ rated bonds underperformed higher-rated issues over the 12-month period.

As it has in the past, the Fund maintained a significant allocation to high yield bonds, as we remained positive on the high yield market from a fundamental perspective. The Fund’s exposure to high yield bonds detracted from relative performance, as the high yield market significantly underperformed investment grade bonds, as represented by the Fund’s benchmark the Bloomberg Barclays US Aggregate Bond Index1.

The Fund maintained an allocation to equities throughout the period, which also detracted from relative performance, as the asset class came under pressure during the year, most notably in the fourth quarter, as general risk averse sentiment caused a broad-based sell-off.

The Fund’s modest allocation to bank loans contributed to relative performance during the period. Despite volatility late in the year, the asset class performed relatively well in relation to other risk assets.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1   The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index and the ICE BofA Merrill Lynch U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Class VC	–4.02%	3.85%	8.76%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/18 –
	7/1/18	12/31/18	12/31/18
Class VC
Actual	$1,000.00	$970.80	$4.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69

†	Net expenses are equal to the Fund’s annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Asset Backed	0.79%
Automotive	1.15%
Banking	4.11%
Basic Industry	5.17%
Capital Goods	2.96%
Commercial Mortgage Backed	0.37%
Consumer Goods	5.00%
Energy	7.52%
Financial Services	3.81%
Foreign Government	6.14%
Healthcare	8.50%
Insurance	1.92%
Leisure	3.63%
Media	3.82%
Municipal	3.52%
Real Estate	1.17%
Retail	7.27%
Services	3.09%
Technology & Electronics	5.15%
Telecommunications	4.12%
Transportation	2.89%
U.S. Government	10.58%
Utility	5.15%
Repurchase Agreement	2.17%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 106.30%

ASSET-BACKED SECURITIES 2.52%

Automobiles 0.19%
ACC Trust 2018-1 B†	4.82%		5/20/2021	$582	$583,741
ACC Trust 2018-1 C†	6.81%		2/21/2023	500	501,988
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%		6/15/2022	979	963,436
Westlake Automobile Receivables Trust 2016-3A B†	2.07%		12/15/2021	47	46,914
Total					2,096,079
Other 2.33%
ALM XIX Ltd. 2016-19A C†	6.786% (3 Mo. LIBOR + 4.35%	)#	7/15/2028	462	462,849
AMMC CLO XII Ltd. 2013-12A DR†	5.318% (3 Mo. LIBOR + 2.70%	)#	11/10/2030	391	356,205
Anchorage Capital CLO 9 Ltd. 2016-9A D†	6.436% (3 Mo. LIBOR + 4.00%	)#	1/15/2029	1,150	1,134,342
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	417	414,726
BlueMountain CLO XXIII Ltd. 2018-23A D†	5.365% (3 Mo. LIBOR + 2.90%	)#	10/20/2031	369	345,995
Cedar Funding VI CLO Ltd. 2016-6A DR†	5.469% (3 Mo. LIBOR + 3.00%	)#	10/20/2028	657	615,421
Conn’s Receivables Funding LLC 2017-B C†	5.95%		11/15/2022	2,250	2,286,073
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	4.64% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	465	451,158
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	3,332	3,397,283
Jamestown CLO VII Ltd. 2015-7A BR†	4.14% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	1,202	1,139,287
Madison Park Funding XIV Ltd. 2014-14A DRR†	5.419% (3 Mo. LIBOR + 2.95%	)#	10/22/2030	333	313,540
Mariner CLO LLC 2017-4A D†	5.558% (3 Mo. LIBOR + 3.05%	)#	10/26/2029	694	656,052
Mountain View CLO X Ltd. 2015-10A BR†	3.786% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	1,336	1,307,335
Octagon Investment Partners 39 Ltd. 2018-3A D†	5.415% (3 Mo. LIBOR + 2.95%	)#	10/20/2030	322	303,055
Palmer Square Loan Funding Ltd. 2018-1A A1†	3.036% (3 Mo. LIBOR + .60%	)#	4/15/2026	2,344	2,329,517
Palmer Square Loan Funding Ltd. 2018-1A A2†	3.486% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	884	846,558
Palmer Square Loan Funding Ltd. 2018-1A B†	3.836% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	670	627,312

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Planet Fitness Master Issuer LLC 2018-1A A2I†	4.262%		9/5/2048		$1,551	$1,561,284
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048		1,939	1,967,494
Regatta VI Funding Ltd. 2016-1A DR†	5.169% (3 Mo. LIBOR + 2.70%	)#	7/20/2028		250	235,362
THL Credit Wind River CLO Ltd. 2018-3A D†	5.776% (3 Mo. LIBOR + 2.95%	)#	1/20/2031		608	565,131
Voya CLO Ltd. 2016-2A C†	6.70% (3 Mo. LIBOR + 4.25%	)#	7/19/2028		750	750,258
West CLO Ltd. 2014-2A BR†	4.186% (3 Mo. LIBOR + 1.75%	)#	1/16/2027		459	446,867
Westcott Park CLO Ltd. 2016-1A D†	6.819% (3 Mo. LIBOR + 4.35%	)#	7/20/2028		850	851,228
Wingstop Funding LLC 2018-1 A2†	4.97%		12/5/2048		1,678	1,718,104
Total						25,082,436
Total Asset-Backed Securities (cost $27,421,926)						27,178,515

				Shares (000)

COMMON STOCKS 9.25%

Aerospace/Defense 0.11%
HEICO Corp.					15	1,159,256

Air Transportation 0.26%
Alaska Air Group, Inc.					28	1,699,419
Spirit Airlines, Inc.*					20	1,143,514
Total						2,842,933

Auto Parts & Equipment 0.14%
Chassix Holdings, Inc.					59	1,486,875

Banking 0.34%
American Express Co.					22	2,058,531
Western Alliance Bancorp*					42	1,649,774
Total						3,708,305

Beverages 0.10%
Pernod Ricard SA(a)				EUR	7	1,085,821

Building & Construction 0.10%
PulteGroup, Inc.					42	1,086,902

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Shares (000)			Fair Value
Building Materials 0.21%
RPM International, Inc.		19		$1,130,104
Vulcan Materials Co.		12		1,164,062
Total				2,294,166

Chemicals 0.10%
Ecolab, Inc.		8		1,122,954

Discount Stores 0.12%
Amazon.com, Inc.*		–	(b)	1,302,208

Diversified Capital Goods 0.11%
Dover Corp.		16		1,142,863

Electric: Generation 0.10%
AES Corp.		77		1,110,861

Electric: Integrated 0.50%
Ameren Corp.		24		1,561,737
OGE Energy Corp.		54		2,133,386
Portland General Electric Co.		37		1,705,482
Total				5,400,605

Electronics 0.17%
Zebra Technologies Corp. Class A*		11		1,791,815

Energy: Exploration & Production 0.19%
Chaparral Energy, Inc. Class A*		60		296,533
MEG Energy Corp.*(a)	CAD	299		1,689,169
Templar Energy LLC Class A Units		46		28,887
Total				2,014,589

Food & Drug Retailers 0.16%
Kroger Co. (The)		60		1,662,485

Food: Wholesale 0.34%
Lamb Weston Holdings, Inc.		22		1,623,469
McCormick & Co., Inc.		15		2,079,689
Total				3,703,158

Gas Distribution 0.15%
ONE Gas, Inc.		20		1,572,816

Health Facilities 0.24%
HCA Healthcare, Inc.		21		2,613,575

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2018

Investments	Shares (000)		Fair Value
Health Services 0.11%
PRA Health Sciences, Inc.*		13	$1,169,823

Insurance Brokerage 0.16%
Aon plc (United Kingdom)(c)		12	1,700,712

Investments & Miscellaneous Financial Services 0.68%
Arthur J Gallagher & Co.		30	2,179,530
BlackRock, Inc.		3	1,163,533
CME Group, Inc.		9	1,762,120
FactSet Research Systems, Inc.		6	1,137,939
Thomson Reuters Corp. (Canada)(c)		22	1,071,564
Total			7,314,686

Machinery 0.11%
Roper Technologies, Inc.		4	1,156,430

Media: Content 0.11%
AMC Networks, Inc. Class A*		21	1,130,912

Media: Diversified 0.16%
Walt Disney Co. (The)		16	1,757,141

Medical Products 0.16%
Edwards Lifesciences Corp.*		11	1,759,770

Packaging 0.20%
AptarGroup, Inc.		22	2,114,317

Personal & Household Products 0.32%
Church & Dwight Co., Inc.		19	1,262,000
Gibson Brands, Inc.		9	912,300	(d)
Procter & Gamble Co. (The)		12	1,095,686
Remington Outdoor Co., Inc.*		16	158,506
Total			3,428,492

Pharmaceuticals 0.37%
Amgen, Inc.		6	1,137,846
Canopy Growth Corp.*(a)	CAD	40	1,075,614
Eli Lilly & Co.		15	1,779,542
Total			3,993,002

Real Estate Investment Trusts 0.25%
Americold Realty Trust		62	1,596,148
Medical Properties Trust, Inc.		71	1,134,573
Total			2,730,721

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Shares (000)	Fair Value
Restaurants 0.39%
Shake Shack, Inc. Class A*	56	$2,558,327
Texas Roadhouse, Inc.	28	1,674,883
Total		4,233,210

Software/Services 0.76%
Atlassian Corp. plc Class A (Australia)*(c)	34	3,030,659
MongoDB, Inc.*	15	1,256,183
Tableau Software, Inc. Class A*	14	1,721,160
Trade Desk, Inc. (The) Class A*	18	2,141,075
Total		8,149,077

Specialty Retail 1.15%
Claires Holdings LLC	1	893,804
Columbia Sportswear Co.	26	2,204,251
Deckers Outdoor Corp.*	22	2,874,653
Etsy, Inc.*	28	1,312,789
Lululemon Athletica, Inc. (Canada)*(c)	14	1,679,677
NIKE, Inc. Class B	31	2,333,408
Ollie’s Bargain Outlet Holdings, Inc.*	17	1,098,679
Total		12,397,261

Support: Services 0.26%
Bright Horizons Family Solutions, Inc.*	15	1,700,504
TripAdvisor, Inc.*	21	1,120,010
Total		2,820,514

Technology Hardware & Equipment 0.11%
Cisco Systems, Inc.	27	1,152,795

Telecommunications: Wireless 0.25%
American Tower Corp.	17	2,684,643

Theaters & Entertainment 0.26%
Live Nation Entertainment, Inc.*	35	1,714,245
Tencent Music Entertainment Group ADR*	86	1,131,962
Total		2,846,207
Total Common Stocks (cost $104,846,413)		99,641,900

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 0.48%

Automakers 0.16%
Tesla, Inc.	1.25%		3/1/2021	$1,465	$1,649,313

Software/Services 0.32%
Twilio, Inc.†	0.25%		6/1/2023	1,258	1,798,979
Weibo Corp. (China)†(c)	1.25%		11/15/2022	1,828	1,670,116
Total					3,469,095
Total Convertible Bonds (cost $5,087,822)					5,118,408

FLOATING RATE LOANS(e) 6.50%

Air Transportation 0.20%
American Airlines, Inc. 2018 Replacement Term Loan	4.256% (1 Mo. LIBOR + 1.75%	)	6/27/2025	2,338	2,197,720

Department Stores 0.24%
Belk, Inc. 1st Lien Closing Date Term Loan	7.365% (3 Mo. LIBOR + 4.75%	)	12/12/2022	1,352	1,096,651
Neiman Marcus Group Ltd LLC Other Term Loan	5.63% (3 Mo. LIBOR + 3.25%	)	10/25/2020	1,703	1,444,539
Total					2,541,190

Diversified Capital Goods 0.06%
Graftech International Ltd. Initial Term Loan	6.022% (1 Mo. LIBOR + 3.50%	)	2/12/2025	729	691,801	(f)

Electric: Generation 0.74%
Astoria Energy LLC Advance Term Loan B	6.53% (3 Mo. LIBOR + 4.00%	)	12/24/2021	1,408	1,387,559
Edgewater Generation, L.L.C. Term Loan	6.272% (3 Mo. LIBOR + 3.75%	)	12/13/2025	1,282	1,257,963
Frontera Generation Holdings LLC Initial Term Loan	6.629% (3 Mo. LIBOR + 4.25%	)	5/2/2025	1,160	1,119,776
Helix Gen Funding, LLC Term Loan	–	(g)	6/3/2024	240	225,245
Lightstone Holdco LLC Refinancing Term Loan B	6.272% (3 Mo. LIBOR + 3.75%	)	1/30/2024	2,526	2,397,488
Lightstone Holdco LLC Refinancing Term Loan C	6.272% (3 Mo. LIBOR + 3.75%	)	1/30/2024	136	128,767
Longview Power, LLC Advance Term Loan B	–	(g)	4/13/2021	194	164,836
Moxie Patriot LLC Construction Advances Term Loan B1	8.553% (3 Mo. LIBOR + 5.75%	)	12/19/2020	187	183,639
Moxie Patriot LLC Construction Advances Term Loan B2	8.553% (3 Mo. LIBOR + 6.50%	)	12/19/2020	1,097	1,076,405
Total					7,941,678

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electronics 0.12%
EXC Holdings III Corp. 1st Lien Initial Dollar Term Loan	6.303% (3 Mo. LIBOR + 3.50%	)	12/2/2024	$1,383	$1,338,079

Food: Wholesale 0.38%
H-Food Holdings, LLC Initial Term Loan	6.21% (3 Mo. LIBOR + 3.69%	)	5/23/2025	1,129	1,085,813
Post Holdings, Inc. Incremental Term Loan	–	(g)	5/24/2024	3,122	3,016,633
Total					4,102,446

Gaming 0.42%
MGM Growth Properties Operating Partnership LP Term Loan B	–	(g)	3/21/2025	2,332	2,241,232
VICI Properties 1 LLC Term Loan B	–	(g)	12/20/2024	2,338	2,240,470
Total					4,481,702

Gas Distribution 0.11%
NorthRiver Midstream Finance LP Initial Term Loan B (Canada)(c)	5.646% (3 Mo. LIBOR + 3.25%	)	10/1/2025	1,168	1,142,698

Health Services 0.20%
Regionalcare Hospital Partners Holdings, Inc. 1st Lien Term Loan B	7.129% (3 Mo. LIBOR + 4.50%	)	11/16/2025	2,305	2,193,357

Insurance Brokerage 0.14%
Hub International Limited Initial Term Loan	5.24% (3 Mo. LIBOR + 3.00%	)	4/25/2025	1,607	1,521,814

Investments & Miscellaneous Financial Services 0.20%
Edelman Financial Center, LLC, (The) 1st Lien Initial Term Loan	5.686% (3 Mo. LIBOR + 3.25%	)	7/21/2025	602	581,788
Vertafore, Inc. 1st Lien Initial Term Loan	6.053% (3 Mo. LIBOR + 3.25%	)	7/2/2025	1,695	1,615,867
Total					2,197,655

Media: Content 0.02%
Univision Communications Inc. 2017 1st Lien Replacement Repriced Term Loan	–	(g)	3/15/2024	193	175,665

Oil Field Equipment & Services 0.13%
Apergy Corp. Initial Term Loan	5.063% (1 Mo. LIBOR + 2.50%	)	5/9/2025	1,512	1,424,659	(f)

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Personal & Household Products 0.59%
Anastasia Parent, LLC Closing Date Term Loan	6.272% (1 Mo. LIBOR + 3.75%	)	8/11/2025		$2,269	$2,150,174	(f)
Britax U.S. Holdings Inc. Initial Dollar Term Loan	6.303% (3 Mo. LIBOR + 3.50%	)	10/15/2020		1,340	1,047,608
Energizer Holdings, Inc. Bridge Term Loan	–	(g)	6/30/2022		910	910,000
FGI Operating Company, LLC Exit Term Loan	12.616% (3 Mo. LIBOR + 10.00%	)	5/15/2022		100	99,508	(f)
Revlon Consumer Products Corp. Initial Term Loan B	6.207% (3 Mo. LIBOR + 3.50%	)	9/7/2023		1,417	1,014,957
TGP Holdings III LLC 1st Lien Refinancing Term Loan	7.053% (3 Mo. LIBOR + 4.25%	)	9/25/2024		1,147	1,102,483
Total						6,324,730

Recreation & Travel 0.39%
Intrawest Resorts Holdings, Inc. Initial Bluebird Term Loan	5.506% (1 Mo. LIBOR + 3.00%	)	7/31/2024		2,172	2,088,411
Kingpin Intermediate Holdings LLC 1st Lien Refinancing Term Loan	6.02% (1 Mo. LIBOR + 3.50%	)	7/3/2024		1,184	1,152,553
Silk Bidco AS Facility Term Loan B(a)	3.75% (6 Mo. Euribor + 4.00%	)	2/22/2025	EUR	897	1,018,956
Total						4,259,920

Restaurants 0.40%
CEC Entertainment, Inc. Term Loan B	5.772% (1 Mo. LIBOR + 3.25%	)	2/12/2021		$1,248	1,158,317
IRB Holding Corp. Term Loan B	5.682% (1 Mo. LIBOR + 3.25%	)	2/5/2025		1,803	1,724,078
Panera Bread Co. Term Loan	4.25% (1 Mo. LIBOR + 1.75%	)	7/18/2022		1,511	1,460,334
Total						4,342,729

Specialty Retail 1.04%
Ascena Retail Group, Inc. Tranche B Term Loan	7.063% (3 Mo. LIBOR + 4.50%	)	8/21/2022		1,047	977,481
Bass Pro Group, LLC Initial Term Loan	7.522% (1 Mo. LIBOR + 5.00%	)	9/25/2024		1,037	996,524
BJ’s Wholesale Club, Inc. 1st Lien Tranche B Term Loan	5.432% (1 Mo. LIBOR + 3.00%	)	2/3/2024		2,190	2,134,531
Boardriders, Inc. Initial Term Loan	9.022% (1 Mo. LIBOR + 6.50%	)	4/23/2024		1,390	1,386,540
Claire’s Stores, Inc. Revolving Credit Term Loan	–	(g)	9/22/2022		42	42,005	(f)
Claire’s Stores, Inc. Term Loan	8.631% (1 Mo. LIBOR + 6.25%	)	9/15/2038		140	219,365

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Specialty Retail (continued)
EG Group Limited Additional Facility Term Loan B (United Kingdom)(c)	6.813% (3 Mo. LIBOR +4.00%	)	2/7/2025		$878	$848,405
EG Group Limited Facility Term Loan B (United Kingdom)(c)	6.813% (3 Mo. LIBOR + 4.00%	)	2/7/2025		711	686,961
GOBP Holdings, Inc. 1st Lien Initial Term Loan	–	(g)	10/22/2025		1,369	1,341,648
J. Crew Group, Inc. Amended Term Loan	5.742% (3 Mo. LIBOR + 3.22%) – 6.023%		3/5/2021		1,472	1,166,665
Mavis Tire Express Services Corp. 1st Lien Closing Date Term Loan	5.754% (1 Mo. LIBOR + 3.25%	)	3/20/2025		1,256	1,215,255
Mavis Tire Express Services Corp. 1st Lien Delayed Draw Term Loan	5.754% (1 Mo. LIBOR + 3.25%	)	3/20/2025		203	196,098
Total						11,211,478

Support: Services 0.56%
AVSC Holding Corp. 1st Lien Initial Term Loan	6.00% (3 Mo. LIBOR +3.25%) – 6.053%		3/3/2025		1,157	1,100,359
Pike Corp. Initial Term Loan	6.03% (3 Mo. LIBOR + 3.50%	)	3/23/2025		1,634	1,604,073
Southern Graphics Inc. 1st Lien Refinancing Term Loan	5.745% (2 Mo. LIBOR + 3.25%	)	12/31/2022		1,734	1,635,734
Trans Union LLC 2018 Incremental Term Loan B4	4.522% (1 Mo. LIBOR +2.00%	)	6/19/2025		1,713	1,656,786
Total						5,996,952

Telecommunications: Wireless 0.21%
Sprint Communications, Inc. Initial Term Loan	5.063% (1 Mo. LIBOR + 2.50%	)	2/2/2024		2,332	2,225,187

Theaters & Entertainment 0.25%
SeaWorld Parks & Entertainment, Inc. Term Loan B5	5.522% (1 Mo. LIBOR + 3.00%	)	4/1/2024		2,807	2,687,302

Transportation: Infrastructure/Services 0.10%
Commercial Barge Line Co. Initial Term Loan	11.272% (1 Mo. LIBOR + 8.75%	)	11/12/2020		1,421	1,031,307
Total Floating Rate Loans (cost $72,448,716)						70,030,069

FOREIGN BOND(a) 0.10%

Netherlands
Hema Bondco I BV† (cost $1,296,166)	6.25% (3 Mo. Euribor + 6.25%	)#	7/15/2022	EUR	1,130	1,104,351

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2018

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
FOREIGN GOVERNMENT OBLIGATIONS 6.83%

Angola 0.09%
Republic of Angola†(c)	8.25%	5/9/2028		$1,075	$1,015,235

Argentina 0.75%
City of Buenos Aires†(c)	7.50%	6/1/2027		1,475	1,257,437
Province of Santa Fe†(c)	6.90%	11/1/2027		1,601	1,188,743
Provincia de Cordoba†(c)	7.125%	6/10/2021		1,292	1,143,420
Provincia de Cordoba†(c)	7.45%	9/1/2024		936	767,520
Provincia de Mendoza†(c)	8.375%	5/19/2024		2,487	2,026,905
Republic of Argentina(c)	6.875%	4/22/2021		1,846	1,674,802
Total					8,058,827

Australia 0.15%
Australian Government(a)	4.25%	4/21/2026	AUD	2,084	1,670,182

Bahrain 0.16%
Bahrain Government International Bond†(c)	6.75%	9/20/2029		$1,800	1,768,390

Bermuda 0.29%
Government of Bermuda†	4.138%	1/3/2023		1,350	1,371,829
Government of Bermuda†	4.75%	2/15/2029		1,107	1,129,140
Government of Bermuda†	4.854%	2/6/2024		580	605,619
Total					3,106,588

Brazil 0.32%
Federal Republic of Brazil(c)	4.625%	1/13/2028		3,587	3,455,214

Canada 0.21%
Province of British Columbia Canada(a)	2.85%	6/18/2025	CAD	3,000	2,236,398

Chile 0.21%
Republic of Chile(c)	3.125%	1/21/2026		$2,301	2,226,183

Ecuador 0.34%
Republic of Ecuador†(c)	8.875%	10/23/2027		4,197	3,625,159

Egypt 0.30%
Arab Republic of Egypt†(c)	5.577%	2/21/2023		3,376	3,208,368

El Salvador 0.19%
Republic of EI Salvador†(c)	6.375%	1/18/2027		2,275	2,092,431

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Greece 0.17%
Hellenic Republic†(a)	4.375%	8/1/2022	EUR	1,500	$1,789,543

Honduras 0.16%
Honduras Government†(c)	6.25%	1/19/2027		$1,716	1,703,302

Ivory Coast 0.21%
Ivory Coast Bond†(c)	5.375%	7/23/2024		2,458	2,260,549

Jamaica 0.42%
Government of Jamaica(c)	6.75%	4/28/2028		2,073	2,218,110
Government of Jamaica(c)	8.00%	3/15/2039		2,031	2,335,650
Total					4,553,760

Kenya 0.26%
Republic of Kenya†(c)	7.25%	2/28/2028		1,918	1,719,529
Republic of Kenya†(c)	8.25%	2/28/2048		1,229	1,050,815
Total					2,770,344

Mongolia 0.21%
Development Bank of Mongolia LLC†(c)	7.25%	10/23/2023		2,254	2,215,772

Paraguay 0.21%
Republic of Paraguay†(c)	5.60%	3/13/2048		2,304	2,275,200

Qatar 0.21%
State of Qatar†(c)	3.25%	6/2/2026		2,302	2,229,146

Senegal 0.14%
Republic of Senegal†(c)	6.25%	7/30/2024		1,596	1,554,927

South Africa 0.16%
Republic of South Africa(c)	4.30%	10/12/2028		1,919	1,713,667

Sri Lanka 0.17%
Republic of Sri Lanka(c)	6.825%	7/18/2026		2,024	1,877,570

Suriname 0.12%
Republic of Suriname†(c)	9.25%	10/26/2026		1,375	1,330,312

Turkey 0.54%
Republic of Turkey(a)	3.25%	6/14/2025	EUR	2,236	2,342,119
Republic of Turkey(c)	7.25%	12/23/2023		$3,396	3,496,029
Total					5,838,148

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
United Arab Emirates 0.37%
Abu Dhabi Government International†(c)	3.125%	5/3/2026		$4,107	$3,978,718

Uruguay 0.25%
Republic of Uruguay†(a)	8.50%	3/15/2028	UYU	40,699	1,073,505
Uruguay Monetary Regulation Bill(a)	Zero Coupon	5/3/2019	UYU	52,404	1,568,492
Total					2,641,997

Vietnam 0.22%
Socialist Republic of Vietnam†(c)	4.80%	11/19/2024		$2,302	2,327,168
Total Foreign Government Obligations (cost $75,536,072)					73,523,098

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 8.54%
Federal National Mortgage Assoc.(h) (cost $91,484,446)	4.50%	TBA		88,800	92,009,862

HIGH YIELD CORPORATE BONDS 64.33%

Advertising 0.07%
Lamar Media Corp.	5.75%	2/1/2026		770	782,513

Aerospace/Defense 0.94%
BBA US Holdings, Inc.†	5.375%	5/1/2026		1,006	955,690
Bombardier, Inc. (Canada)†(c)	7.50%	12/1/2024		1,704	1,610,280
Bombardier, Inc. (Canada)†(c)	7.50%	3/15/2025		4,079	3,859,754
United Technologies Corp.	4.125%	11/16/2028		3,709	3,690,315
Total					10,116,039

Air Transportation 0.59%
Air Canada (Canada)†(c)	7.75%	4/15/2021		1,140	1,210,965
Air Canada 2013-1 Class A Pass Through Trust (Canada)†(c)	4.125%	11/15/2026		802	796,364
Azul Investments LLP†	5.875%	10/26/2024		3,034	2,844,405
British Airways 2018-1 Class A Pass Through Trust (United Kingdom)†(c)	4.125%	3/20/2033		782	773,640
British Airways 2018-1 Class AA Pass Through Trust (United Kingdom)†(c)	3.80%	3/20/2033		800	786,813
Total					6,412,187

Auto Loans 0.10%
General Motors Financial Co., Inc.	3.85%	1/5/2028		1,218	1,063,128

Auto Parts & Equipment 0.11%
Allison Transmission, Inc.†	5.00%	10/1/2024		1,250	1,204,687

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Automakers 0.75%
General Motors Co.	5.00%		10/1/2028		$1,699	$1,613,834
Navistar International Corp.†	6.625%		11/1/2025		1,112	1,078,640
Tesla, Inc.†	5.30%		8/15/2025		6,126	5,344,935
Total						8,037,409

Banking 3.92%
ABN AMRO Bank NV (Netherlands)†(c)	4.75%		7/28/2025		2,705	2,696,728
AIB Group plc (Ireland)†(c)	4.75%		10/12/2023		1,909	1,891,985
Ally Financial, Inc.	4.625%		3/30/2025		1,957	1,903,183
American Express Co.	3.40%		2/27/2023		1,891	1,875,091
ANZ New Zealand Int’l Ltd. (United Kingdom)†(c)	2.125%		7/28/2021		1,510	1,460,472
Associated Banc-Corp.	4.25%		1/15/2025		901	907,236
Australia & New Zealand Banking Group Ltd. (United Kingdom)†(c)	6.75% (USD Swap + 5.17%	)#	–	(i)	2,026	1,993,078
Banco Mercantil del Norte SA†	7.625%	#(j)	–	(i)	428	416,234
Banco Safra SA†	4.125%		2/8/2023		1,768	1,712,750
Bank of America Corp.	4.45%		3/3/2026		1,137	1,126,679
Bank of Ireland Group plc (Ireland)†(c)	4.50%		11/25/2023		1,526	1,496,544
BankUnited, Inc.	4.875%		11/17/2025		2,178	2,224,674
BBVA Bancomer SA†	5.125%	#(j)	1/18/2033		3,126	2,723,559
CIT Group, Inc.	5.25%		3/7/2025		603	590,940
CIT Group, Inc.	6.125%		3/9/2028		1,056	1,053,360
Citigroup, Inc.	4.45%		9/29/2027		1,164	1,123,580
Compass Bank	3.875%		4/10/2025		2,353	2,259,707
Fifth Third Bancorp	8.25%		3/1/2038		377	501,627
Goldman Sachs Group, Inc. (The)	3.50%		11/16/2026		1,520	1,406,113
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025		1,600	1,534,232
Home BancShares, Inc.	5.625% (3 Mo. LIBOR + 3.58%	)#	4/15/2027		1,656	1,692,874
Huntington Bancshares, Inc.	5.70%	#(j)	–	(i)	1,217	1,082,369
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028		1,306	1,247,306
JPMorgan Chase & Co.	6.10% (3 Mo. LIBOR + 3.33%	)#	–	(i)	1,088	1,082,560
Macquarie Bank Ltd. (United Kingdom)(c)	6.125% (5 Yr Swap rate + 3.70%	)#	–	(i)	2,489	2,131,206
Morgan Stanley	3.125%		7/27/2026		2,144	1,980,842
Morgan Stanley	3.625%		1/20/2027		776	738,666
Popular, Inc.	6.125%		9/14/2023		1,370	1,362,301
Washington Mutual Bank(k)	6.875%		6/15/2011		1,250	125	(l)
Total						42,216,021

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Beverages 1.09%
Bacardi Ltd.†	2.75%	7/15/2026	$1,749	$1,506,557
Bacardi Ltd.†	4.70%	5/15/2028	2,538	2,444,953

Beverages (continued)
Becle SAB de CV (Mexico)†(c)	3.75%	5/13/2025	1,438	1,373,821
Brown-Forman Corp.	3.50%	4/15/2025	797	794,632
Brown-Forman Corp.	4.50%	7/15/2045	1,572	1,658,968
Coca-Cola Icecek AS (Turkey)†(c)	4.215%	9/19/2024	2,401	2,254,013
PepsiCo, Inc.	3.60%	3/1/2024	1,653	1,678,965
Total				11,711,909

Building & Construction 1.20%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.75%	8/1/2025	1,194	1,044,750
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%	2/15/2021	1,023	987,195
ITR Concession Co. LLC†	5.183%	7/15/2035	785	762,996
Lennar Corp.	4.75%	11/15/2022	1,304	1,269,770
Lennar Corp.	4.75%	5/30/2025	518	487,567
Lennar Corp.	4.75%	11/29/2027	440	398,750
PulteGroup, Inc.	5.00%	1/15/2027	1,613	1,465,814
PulteGroup, Inc.	6.375%	5/15/2033	2,250	2,064,375
Shea Homes LP/Shea Homes Funding Corp.†	6.125%	4/1/2025	1,261	1,122,290
Toll Brothers Finance Corp.	5.625%	1/15/2024	1,208	1,189,880
William Lyon Homes, Inc.	5.875%	1/31/2025	2,466	2,108,430
Total				12,901,817

Building Materials 0.10%
Hillman Group, Inc. (The)†	6.375%	7/15/2022	1,311	1,075,020

Cable & Satellite Television 2.12%
Altice France SA (France)†(c)	7.375%	5/1/2026	3,898	3,586,160
Altice France SA (France)†(c)	8.125%	2/1/2027	1,167	1,102,815
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027	2,783	2,599,044
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026	6,025	5,919,562
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.875%	4/1/2024	1,035	1,032,413
CSC Holdings LLC†	10.875%	10/15/2025	1,430	1,609,351
DISH DBS Corp.	7.75%	7/1/2026	3,581	2,972,230
UPCB Finance IV Ltd.†	5.375%	1/15/2025	1,929	1,808,669
Ziggo BV (Netherlands)†(c)	5.50%	1/15/2027	2,431	2,181,822
Total				22,812,066

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.96%
CF Industries, Inc.†	4.50%	12/1/2026	$2,502	$2,450,522
CF Industries, Inc.	4.95%	6/1/2043	253	197,024
CF Industries, Inc.	5.15%	3/15/2034	422	356,590
CNAC HK Finbridge Co. Ltd. (Hong Kong)(c)	4.125%	7/19/2027	244	231,166
CVR Partners LP/CVR Nitrogen Finance Corp.†	9.25%	6/15/2023	1,123	1,172,131
International Flavors & Fragrances, Inc.	5.00%	9/26/2048	1,840	1,842,286
Mexichem SAB de CV (Mexico)†(c)	5.875%	9/17/2044	1,238	1,119,585
OCI NV (Netherlands)†(c)	6.625%	4/15/2023	1,138	1,123,775
Yingde Gases Investment Ltd. (Hong Kong)†(c)	6.25%	1/19/2023	1,933	1,821,776
Total				10,314,855

Consumer/Commercial/Lease Financing 1.00%
Curo Group Holdings Corp.†	8.25%	9/1/2025	1,794	1,417,260
Freedom Mortgage Corp.†	8.125%	11/15/2024	792	683,100
Freedom Mortgage Corp.†	8.25%	4/15/2025	894	768,840
Nationstar Mortgage Holdings, Inc.†	9.125%	7/15/2026	1,783	1,738,425
Navient Corp.	6.125%	3/25/2024	2,478	2,137,275
Navient Corp.	6.75%	6/25/2025	2,114	1,807,470
Quicken Loans, Inc.†	5.25%	1/15/2028	2,480	2,204,100
Total				10,756,470

Department Stores 0.34%
Kohl’s Corp.	5.55%	7/17/2045	2,288	2,149,342
Seven & i Holdings Co. Ltd. (Japan)†(c)	3.35%	9/17/2021	1,527	1,531,953
Total				3,681,295

Discount Stores 1.00%
Amazon.com, Inc.	3.15%	8/22/2027	1,014	980,050
Amazon.com, Inc.	4.25%	8/22/2057	2,325	2,269,132
Amazon.com, Inc.	4.80%	12/5/2034	3,679	3,951,088
Amazon.com, Inc.	5.20%	12/3/2025	3,295	3,624,210
Total				10,824,480

Diversified Capital Goods 1.12%
BCD Acquisition, Inc.†	9.625%	9/15/2023	1,028	1,061,410
General Electric Co.	2.70%	10/9/2022	3,452	3,205,849
General Electric Co.	3.10%	1/9/2023	2,189	2,044,352
Griffon Corp.	5.25%	3/1/2022	1,163	1,056,876
KOC Holding AS (Turkey)†(c)	5.25%	3/15/2023	1,333	1,250,425
Siemens Financieringsmaatschappij NV (Netherlands)†(c)	3.25%	5/27/2025	1,235	1,211,883

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Diversified Capital Goods (continued)
SPX FLOW, Inc.†	5.625%	8/15/2024	$873	$829,350
SPX FLOW, Inc.†	5.875%	8/15/2026	1,465	1,369,775
Total				12,029,920

Electric: Distribution/Transportation 0.67%
Atlantic City Electric Co.	4.00%	10/15/2028	1,149	1,183,984
Cemig Geracao e Transmissao SA (Brazil)†(c)	9.25%	12/5/2024	1,164	1,243,152
Oklahoma Gas & Electric Co.	4.15%	4/1/2047	1,087	1,057,402
State Grid Overseas Investment 2016 Ltd.†	3.50%	5/4/2027	3,836	3,701,191
Total				7,185,729

Electric: Generation 1.35%
Acwa Power Management & Investments One Ltd. (Sounth Africa)†(c)	5.95%	12/15/2039	1,386	1,306,762
Calpine Corp.	5.75%	1/15/2025	3,598	3,301,165
Clearway Energy Operating LLC†	5.75%	10/15/2025	1,344	1,288,560
NextEra Energy Operating Partners LP†	4.50%	9/15/2027	1,709	1,527,419
NRG Energy, Inc.	5.75%	1/15/2028	2,930	2,823,787
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025	1,638	1,736,570
Rio Energy SA/UGEN SA/UENSA SA (Argentina)†(c)	6.875%	2/1/2025	1,631	1,215,095
Talen Energy Supply LLC	4.60%	12/15/2021	17	15,385
Vistra Operations Co. LLC†	5.50%	9/1/2026	1,360	1,314,100
Total				14,528,843

Electric: Integrated 2.12%
Aegea Finance Sarl (Brazil)†(c)	5.75%	10/10/2024	1,782	1,706,283
AES Corp. (The)	4.50%	3/15/2023	1,019	997,346
AES Corp. (The)	5.125%	9/1/2027	71	68,337
Arizona Public Service Co.	2.95%	9/15/2027	1,333	1,264,501
Ausgrid Finance Pty Ltd. (Australia)†(c)	4.35%	8/1/2028	1,217	1,216,077
Black Hills Corp.	4.35%	5/1/2033	1,155	1,161,538
El Paso Electric Co.	5.00%	12/1/2044	1,953	2,041,319
Entergy Arkansas LLC	4.00%	6/1/2028	1,589	1,624,335
Entergy Arkansas LLC	4.95%	12/15/2044	1,109	1,113,179
Entergy Louisiana LLC	4.00%	3/15/2033	958	971,425
Entergy Mississippi LLC	2.85%	6/1/2028	1,547	1,448,911
Indianapolis Power & Light Co.†	4.05%	5/1/2046	2,203	2,019,722
Louisville Gas & Electric Co.	4.375%	10/1/2045	1,017	1,020,846
Monongahela Power Co.†	3.55%	5/15/2027	1,188	1,166,718
Ohio Power Co.	4.15%	4/1/2048	2,395	2,372,837

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Integrated (continued)
Puget Sound Energy, Inc.	4.223%	6/15/2048	$1,174	$1,178,748
Puget Sound Energy, Inc.	7.02%	12/1/2027	314	386,359
Rochester Gas & Electric Corp.†	3.10%	6/1/2027	1,113	1,063,578
Total				22,822,059

Electronics 0.82%
Nokia OYJ (Finland)(c)	4.375%	6/12/2027	1,208	1,126,460
NVIDIA Corp.	3.20%	9/16/2026	2,872	2,731,483
QUALCOMM, Inc.	3.25%	5/20/2027	1,537	1,437,906
Trimble, Inc.	4.75%	12/1/2024	2,232	2,253,056
Xilinx, Inc.	2.95%	6/1/2024	1,345	1,284,633
Total				8,833,538

Energy: Exploration & Production 3.02%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.	7.875%	12/15/2024	1,563	976,875
California Resources Corp.†	8.00%	12/15/2022	3,265	2,220,200
Centennial Resource Production LLC†	5.375%	1/15/2026	1,155	1,079,925
Chesapeake Energy Corp.	7.00%	10/1/2024	2,872	2,498,640
Chesapeake Energy Corp.	7.50%	10/1/2026	1,150	989,000
Denbury Resources, Inc.†	7.50%	2/15/2024	1,115	903,150
Eclipse Resources Corp.	8.875%	7/15/2023	1,187	1,023,788
Endeavor Energy Resources LP/EER Finance, Inc.†	5.50%	1/30/2026	1,083	1,114,136
EP Energy LLC/Everest Acquisition Finance, Inc.†	8.00%	11/29/2024	1,138	853,500
Gulfport Energy Corp.	6.375%	5/15/2025	586	520,808
Gulfport Energy Corp.	6.375%	1/15/2026	658	570,815
HighPoint Operating Corp.	7.00%	10/15/2022	1,042	953,430
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	1,270	1,130,300
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	10/1/2025	707	632,765
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	1,095	967,706
Hunt Oil Co. of Peru LLC Sucursal Del Peru (Peru)†(c)	6.375%	6/1/2028	2,300	2,338,295
Indigo Natural Resources LLC†	6.875%	2/15/2026	1,192	1,031,080
Jonah Energy LLC/Jonah Energy Finance Corp.†	7.25%	10/15/2025	1,853	1,204,450
MEG Energy Corp. (Canada)†(c)	6.50%	1/15/2025	1,210	1,232,687
MEG Energy Corp. (Canada)†(c)	7.00%	3/31/2024	2,073	1,990,080
Murphy Oil Corp.	6.875%	8/15/2024	517	515,463
Range Resources Corp.	4.875%	5/15/2025	1,193	984,225
SM Energy Co.	6.625%	1/15/2027	710	635,450
SM Energy Co.	6.75%	9/15/2026	1,121	1,008,900
Southwestern Energy Co.	7.75%	10/1/2027	1,089	1,039,995

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Energy: Exploration & Production (continued)
RC Energy, Inc.	6.25%	12/1/2025		$1,833	$1,530,555
Texaco Capital, Inc.	8.625%	11/15/2031		1,223	1,799,056
WildHorse Resource Development Corp.	6.875%	2/1/2025		777	738,150
Total					32,483,424

Environmental 0.27%
Darling Global Finance BV†(a)	3.625%	5/15/2026	EUR	674	766,810
Paprec Holding SA(a)	4.00%	3/31/2025	EUR	1,095	1,066,720
Waste Pro USA, Inc.†	5.50%	2/15/2026		$1,143	1,057,275
Total					2,890,805

Food & Drug Retailers 0.84%
Albertsons Cos LLC/Safeway, Inc./Albertsons LP/Albertson’s LLC	5.75%	3/15/2025		2,773	2,440,240
Albertsons Cos LLC/Safeway, Inc./Albertsons LP/Albertson’s LLC	6.625%	6/15/2024		2,029	1,892,043
CVS Health Corp.	4.30%	3/25/2028		2,076	2,036,621
Ingles Markets, Inc.	5.75%	6/15/2023		1,690	1,677,325
Kroger Co. (The)	2.65%	10/15/2026		691	616,132
Kroger Co. (The)	4.65%	1/15/2048		385	355,057
Total					9,017,418

Food: Wholesale 1.62%
Arcor SAIC (Argentina)†(c)	6.00%	7/6/2023		1,863	1,723,089
B&G Foods, Inc.	5.25%	4/1/2025		1,260	1,176,525
Campbell Soup Co.	4.15%	3/15/2028		2,009	1,874,964
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025		1,312	1,039,760
Conagra Brands, Inc.	4.60%	11/1/2025		1,444	1,451,282
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(c)	5.625%	8/15/2026		1,241	1,065,709
JBS USA LUX SA/JBS USA Finance, Inc.†	5.875%	7/15/2024		1,165	1,146,069
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028		1,179	1,153,946
Kernel Holding SA (Ukraine)†(c)	8.75%	1/31/2022		907	872,160
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024		1,299	1,266,525
McCormick & Co., Inc.	4.20%	8/15/2047		1,893	1,777,466
MHP Lux SA (Luxembourg)†(c)	6.95%	4/3/2026		2,024	1,749,950
Nvent Finance Sarl (Luxembourg)(c)	4.55%	4/15/2028		1,190	1,168,783
Total					17,466,228

Foreign Sovereign 0.10%
CMA CGM SA†(a)	5.25%	1/15/2025	EUR	1,151	1,106,464

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Forestry/Paper 0.60%
Norbord, Inc. (Canada)†(c)	6.25%		4/15/2023		$1,991	$2,001,672
Rayonier AM Products, Inc.†	5.50%		6/1/2024		1,159	1,025,715
Suzano Austria GmbH (Brazil)†(c)	5.75%		7/14/2026		1,275	1,303,688
Suzano Austria GmbH (Brazil)†(c)	6.00%		1/15/2029		771	788,733
West Fraser Timber Co. Ltd. (Canada)†(c)	4.35%		10/15/2024		1,345	1,334,305
Total						6,454,113

Gaming 1.12%
Boyd Gaming Corp.	6.00%		8/15/2026		1,127	1,057,971
Eldorado Resorts, Inc.†	6.00%		9/15/2026		1,101	1,043,198
Eldorado Resorts, Inc.	6.00%		4/1/2025		552	535,241
Everi Payments, Inc.†	7.50%		12/15/2025		1,093	1,036,984
GLP Capital LP/GLP Financing II, Inc.	5.75%		6/1/2028		1,666	1,688,908
Jacobs Entertainment, Inc.†	7.875%		2/1/2024		1,821	1,880,182
Mohegan Gaming & Entertainment†	7.875%		10/15/2024		1,181	1,108,664
Penn National Gaming, Inc.†	5.625%		1/15/2027		1,770	1,588,575
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands)†(c)	7.00%		7/15/2026		1,147	1,118,325
Station Casinos LLC†	5.00%		10/1/2025		1,110	1,007,325
Total						12,065,373

Gas Distribution 2.17%
Cheniere Corpus Christi Holdings LLC	5.125%		6/30/2027		2,154	2,041,561
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025		1,059	1,056,353
Dominion Energy Gas Holdings LLC	3.60%		12/15/2024		1,175	1,168,607
Florida Gas Transmission Co. LLC†	4.35%		7/15/2025		1,145	1,170,978
IFM US Colonial Pipeline 2 LLC†	6.45%		5/1/2021		1,400	1,462,435
LBC Tank Terminals Holding Netherlands BV (Belgium)†(c)	6.875%		5/15/2023		1,208	1,087,200
NGPL PipeCo LLC†	4.875%		8/15/2027		2,762	2,613,542
Northern Natural Gas Co.†	4.30%		1/15/2049		1,811	1,771,991
ONE Gas, Inc.	4.50%		11/1/2048		1,149	1,187,359
Plains All American Pipeline LP	6.125%	#(j)	–	(i)	1,193	1,005,103
Rockies Express Pipeline LLC†	6.875%		4/15/2040		1,942	2,039,100
Sabal Trail Transmission LLC†	4.246%		5/1/2028		1,775	1,752,178
Southern Star Central Corp.†	5.125%		7/15/2022		1,145	1,104,925
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.25%		11/15/2023		748	694,705

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gas Distribution (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.†	5.875%	4/15/2026	$1,131	$1,105,553
Transportadora de Gas Internacional SA ESP (Colombia)†(c)	5.55%	11/1/2028	2,056	2,084,270
Total				23,345,860

Health Facilities 3.56%
AHP Health Partners, Inc.†	9.75%	7/15/2026	1,193	1,213,877
Ascension Health	3.945%	11/15/2046	1,017	983,274
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	2,452	2,341,660
Dignity Health	3.812%	11/1/2024	675	680,090
HCA, Inc.	4.75%	5/1/2023	496	489,800
HCA, Inc.	5.25%	4/15/2025	1,612	1,607,970
HCA, Inc.	5.25%	6/15/2026	763	759,185
HCA, Inc.	5.375%	2/1/2025	536	523,940
HCA, Inc.	5.50%	6/15/2047	4,319	4,103,050
HCA, Inc.	5.875%	3/15/2022	1,715	1,762,162
HCA, Inc.	5.875%	2/15/2026	151	150,623
HCA, Inc.	7.05%	12/1/2027	390	412,425
HCA, Inc.	7.50%	2/15/2022	1,352	1,439,880
HCA, Inc.	7.58%	9/15/2025	552	587,880
HCA, Inc.	7.69%	6/15/2025	1,240	1,323,700
HCA, Inc.	8.36%	4/15/2024	261	288,405
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	1,478	1,490,577
MPT Operating Partnership LP/MPT Finance Corp.	5.00%	10/15/2027	1,192	1,092,915
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	1,770	1,716,581
NYU Langone Hospitals	4.368%	7/1/2047	1,191	1,188,854
Rede D’or Finance Sarl (Luxembourg)†(c)	4.95%	1/17/2028	2,506	2,220,942
RegionalCare Hospital Partners Holdings, Inc.†	8.25%	5/1/2023	1,034	1,048,218
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	2,223	2,111,850
Tenet Healthcare Corp.	4.625%	7/15/2024	646	603,203
Tenet Healthcare Corp.	5.125%	5/1/2025	5,730	5,357,550
Tenet Healthcare Corp.	6.75%	6/15/2023	2,987	2,815,247
Total				38,313,858

Health Services 1.03%
DaVita, Inc.	5.00%	5/1/2025	1,677	1,528,167
DaVita, Inc.	5.125%	7/15/2024	1,000	940,000

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Services (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC†	6.375%		8/1/2023	$1,136	$1,088,390
Montefiore Obligated Group	5.246%		11/1/2048	1,553	1,507,583
MPH Acquisition Holdings LLC†	7.125%		6/1/2024	1,034	966,790
NVA Holdings, Inc.†	6.875%		4/1/2026	1,125	1,012,500
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.†	7.50%		10/1/2024	596	622,820
Verscend Escrow Corp.†	9.75%		8/15/2026	1,692	1,596,825
West Street Merger Sub, Inc.†	6.375%		9/1/2025	2,006	1,785,340
Total					11,048,415

Hotels 0.54%
ESH Hospitality, Inc.†	5.25%		5/1/2025	1,168	1,089,160
Hilton Domestic Operating Co., Inc.	4.25%		9/1/2024	1,254	1,188,165
Hilton Domestic Operating Co., Inc.†	5.125%		5/1/2026	1,983	1,908,637
Wyndham Destinations, Inc.	5.75%		4/1/2027	712	655,930
Wyndham Destinations, Inc.	6.35%		10/1/2025	998	973,050
Total					5,814,942

Insurance Brokerage 0.50%
Acrisure LLC/Acrisure Finance, Inc.†	7.00%		11/15/2025	1,930	1,654,975
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	8.25%		8/1/2023	1,639	1,633,870
Farmers Insurance Exchange†	4.747% (3 Mo. LIBOR + 3.23%	)#	11/1/2057	1,230	1,091,194
HUB International Ltd.†	7.00%		5/1/2026	1,133	1,031,030
Total					5,411,069

Integrated Energy 0.68%
Cheniere Energy Partners LP	5.25%		10/1/2025	1,149	1,075,751
Cheniere Energy Partners LP†	5.625%		10/1/2026	1,539	1,442,813
Exxon Mobil Corp.	3.043%		3/1/2026	1,101	1,075,662
Rio Oil Finance Trust Series 2018-1 (Brazil)†(c)	8.20%		4/6/2028	1,121	1,177,050
Shell International Finance BV (Netherlands)(c)	6.375%		12/15/2038	1,973	2,507,779
Total					7,279,055

Investments & Miscellaneous Financial Services 1.03%
BrightSphere Investment Group plc (United Kingdom)(c)	4.80%		7/27/2026	1,293	1,247,665
MSCI, Inc.†	5.375%		5/15/2027	201	197,231
MSCI, Inc.†	5.75%		8/15/2025	1,434	1,451,925

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Investments & Miscellaneous Financial Services (continued)
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027		$1,263	$1,264,696
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045		3,597	3,221,763
Power Finance Corp. Ltd. (India)†(c)	6.15%	12/6/2028		956	940,313
S&P Global, Inc.	6.55%	11/15/2037		1,391	1,738,181
VFH Parent LLC/Orchestra Co-Issuer, Inc.†	6.75%	6/15/2022		1,087	1,057,586
Total					11,119,360

Life Insurance 0.47%
Northwestern Mutual Life Insurance Co. (The)†	3.85%	9/30/2047		2,206	2,005,611
Nuveen Finance LLC†	4.125%	11/1/2024		703	716,939
Teachers Insurance & Annuity Association of America†	4.27%	5/15/2047		889	854,154
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044		1,424	1,481,780
Total					5,058,484

Machinery 0.24%
Roper Technologies, Inc.	4.20%	9/15/2028		1,665	1,652,687
Xylem, Inc.	3.25%	11/1/2026		1,004	956,198
Total					2,608,885

Managed Care 1.27%
Anthem, Inc.	3.65%	12/1/2027		1,004	961,611
Centene Corp.	4.75%	1/15/2025		2,336	2,236,720
Centene Corp.†	5.375%	6/1/2026		2,615	2,549,625
Centene Corp.	6.125%	2/15/2024		2,044	2,097,655
Kaiser Foundation Hospitals	4.15%	5/1/2047		1,648	1,632,617
Polaris Intermediate Corp. PIK 8.50%†	8.50%	12/1/2022		1,603	1,468,140
WellCare Health Plans, Inc.	5.25%	4/1/2025		2,829	2,733,521
Total					13,679,889

Media: Content 1.32%
Activision Blizzard, Inc.	4.50%	6/15/2047		1,670	1,505,891
AMC Networks, Inc.	4.75%	8/1/2025		2,332	2,122,120
Gray Television, Inc.†	5.125%	10/15/2024		572	528,814
Gray Television, Inc.†	5.875%	7/15/2026		938	876,842
Netflix, Inc.(a)	3.625%	5/15/2027	EUR	2,498	2,780,084
Netflix, Inc.†	4.625%	5/15/2029		$959	1,081,534
Netflix, Inc.	4.875%	4/15/2028		553	505,995

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media: Content (continued)
Netflix, Inc.	5.875%	2/15/2025	$1,105	$1,117,431
Sirius XM Radio, Inc.†	5.00%	8/1/2027	1,192	1,093,660
Sirius XM Radio, Inc.†	6.00%	7/15/2024	1,075	1,081,719
Univision Communications, Inc.†	5.125%	5/15/2023	968	871,216
Univision Communications, Inc.†	5.125%	2/15/2025	692	608,960
Total				14,174,266

Media: Diversified 0.21%
21st Century Fox America, Inc.	7.75%	12/1/2045	1,525	2,249,498

Medical Products 0.68%
Boston Scientific Corp.	7.00%	11/15/2035	1,473	1,848,605
Edwards Lifesciences Corp.	4.30%	6/15/2028	2,411	2,443,654
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA†	6.625%	5/15/2022	2,325	2,104,125
Teleflex, Inc.	4.625%	11/15/2027	641	596,931
Teleflex, Inc.	4.875%	6/1/2026	383	367,680
Total				7,360,995

Metals/Mining (Excluding Steel) 2.02%
Alcoa Nederland Holding BV (Netherlands)†(c)	6.75%	9/30/2024	1,227	1,251,540
Baffinland Iron Mines Corp. (Canada)†(c)	8.75%	7/15/2026	1,143	1,029,923
Cleveland-Cliffs, Inc.	5.75%	3/1/2025	2,912	2,628,080
Eterna Capital Pte Ltd. PIK 8.00% (Singapore)(c)	8.00%	12/11/2022	2,307	2,023,174
Freeport-McMoRan, Inc.	3.875%	3/15/2023	6,205	5,755,137
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.†	7.375%	12/15/2023	686	667,135
Imperial Metals Corp. (Canada)†(c)	7.00%	3/15/2019	1,037	699,975
Mirabela Nickel Ltd. (Australia)(c)	1.00%	9/10/2044	15	2	(l)
Nexa Resources SA (Brazil)†(c)	5.375%	5/4/2027	1,233	1,197,551
Novelis Corp.†	5.875%	9/30/2026	1,000	887,500
Novelis Corp.†	6.25%	8/15/2024	974	917,995
Peabody Energy Corp.†	6.375%	3/31/2025	2,210	2,060,825
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025	1,905	1,733,550
Warrior Met Coal, Inc.†	8.00%	11/1/2024	941	936,295
Total				21,788,682

Monoline Insurance 0.11%
MGIC Investment Corp.	5.75%	8/15/2023	1,204	1,202,495

Non-Electric Utilities 0.12%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026	1,368	1,342,066

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Oil Field Equipment & Services 1.42%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(c)	4.60%	11/2/2047		$2,529	$2,475,879
CSI Compressco LP/CSI Compressco Finance, Inc.†	7.50%	4/1/2025		1,407	1,315,545
Ensco plc (United Kingdom)(c)	4.50%	10/1/2024		1,587	1,039,485
Ensco plc (United Kingdom)(c)	5.20%	3/15/2025		2,858	1,914,860
Forum Energy Technologies, Inc.	6.25%	10/1/2021		1,011	894,735
Noble Holding International Ltd.†	7.875%	2/1/2026		2,169	1,857,206
Pioneer Energy Services Corp.	6.125%	3/15/2022		637	391,755
Precision Drilling Corp. (Canada)(c)	5.25%	11/15/2024		1,236	1,032,060
Rowan Cos., Inc.	4.75%	1/15/2024		1,297	985,720
Transocean Phoenix 2 Ltd.†	7.75%	10/15/2024		818	818,400
Transocean Pontus Ltd.†	6.125%	8/1/2025		583	565,510
Transocean Proteus Ltd.†	6.25%	12/1/2024		799	769,230
Transocean, Inc.†	7.50%	1/15/2026		1,144	1,009,580
Unit Corp.	6.625%	5/15/2021		276	252,540
Total					15,322,505

Oil Refining & Marketing 0.31%
Citgo Holding, Inc.†	10.75%	2/15/2020		1,985	2,029,662
Tupras Turkiye Petrol Rafinerileri AS (Turkey)†(c)	4.50%	10/18/2024		1,471	1,291,038
Total					3,320,700

Packaging 0.33%
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026		1,295	1,385,650
Pactiv LLC	7.95%	12/15/2025		1,152	1,128,960
Sealed Air Corp.†	6.875%	7/15/2033		1,060	1,062,650
Total					3,577,260

Personal & Household Products 0.85%
Church & Dwight Co., Inc.	3.15%	8/1/2027		1,908	1,799,106
Church & Dwight Co., Inc.	3.95%	8/1/2047		465	425,343
Energizer Gamma Acquisition, Inc.†	6.375%	7/15/2026		1,072	986,240
Gibson Brands, Inc.†(k)	8.875%	8/1/2018		1,725	1,440,375
Mattel, Inc.	2.35%	8/15/2021		2,385	2,122,650
Mattel, Inc.†	6.75%	12/31/2025		1,176	1,052,155
SC Johnson & Son, Inc.†	4.75%	10/15/2046		1,177	1,280,052
Total					9,105,921

Pharmaceuticals 1.61%
Bausch Health Cos., Inc.†(a)	4.50%	5/15/2023	EUR	2,705	2,938,355
Bausch Health Cos., Inc.†	5.50%	3/1/2023		$1,975	1,807,994
Bausch Health Cos., Inc.†	5.625%	12/1/2021		3,395	3,346,197

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Pharmaceuticals (continued)
Bausch Health Cos., Inc.†	5.875%	5/15/2023		$1,811	$1,681,966
Bausch Health Cos., Inc.†	7.00%	3/15/2024		1,332	1,348,650
Elanco Animal Health, Inc.†	4.90%	8/28/2028		1,154	1,177,173
Teva Pharmaceutical Finance Netherlands II BV(a)	1.875%	3/31/2027	EUR	1,123	1,032,256
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(c)	3.15%	10/1/2026		$1,714	1,310,966
Valeant Pharmaceuticals International†	8.50%	1/31/2027		1,621	1,576,423
Zoetis, Inc.	3.90%	8/20/2028		1,159	1,138,449
Total					17,358,429

Printing & Publishing 0.16%
Meredith Corp.†	6.875%	2/1/2026		1,710	1,675,800

Property & Casualty 0.22%
Allstate Corp. (The)	3.28%	12/15/2026		1,244	1,221,964
Arch Capital Finance LLC	4.011%	12/15/2026		1,172	1,172,900
Total					2,394,864

Rail 0.48%
Central Japan Railway Co. (Japan)†(c)	4.25%	11/24/2045		1,524	1,598,385
China Railway Xunjie Co. Ltd. (China)(c)	3.25%	7/28/2026		392	366,801
Rumo Luxembourg Sarl (Luxembourg)†(c)	5.875%	1/18/2025		1,799	1,725,934
Rumo Luxembourg Sarl (Luxembourg)†(c)	7.375%	2/9/2024		1,459	1,524,509
Total					5,215,629

Real Estate Investment Trusts 0.82%
Alexandria Real Estate Equities, Inc.	3.95%	1/15/2028		1,194	1,156,074
EPR Properties	4.50%	6/1/2027		1,152	1,112,844
EPR Properties	4.75%	12/15/2026		768	761,298
Goodman US Finance Four LLC†	4.50%	10/15/2037		1,137	1,087,098
Goodman US Finance Three LLC†	3.70%	3/15/2028		769	733,729
National Retail Properties, Inc.	4.30%	10/15/2028		1,724	1,736,919
Prologis LP	3.875%	9/15/2028		781	797,151
VEREIT Operating Partnership LP	4.875%	6/1/2026		1,483	1,485,289
Total					8,870,402

Real Estate Management & Development 0.19%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)†(c)	3.875%	3/20/2027		2,039	2,032,605

Recreation & Travel 0.57%
eDreams ODIGEO SA†(a)	5.50%	9/1/2023	EUR	987	1,062,766
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027		$1,450	1,726,674

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2018

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Recreation & Travel (continued)
Silversea Cruise Finance Ltd.†	7.25%	2/1/2025	$1,587	$1,685,711
Six Flags Entertainment Corp.†	4.875%	7/31/2024	1,182	1,116,990
Six Flags Entertainment Corp.†	5.50%	4/15/2027	593	560,385
Total				6,152,526

Reinsurance 0.48%
AXIS Specialty Finance plc (United Kingdom)(c)	5.15%	4/1/2045	1,345	1,296,112
Berkshire Hathaway, Inc.	2.75%	3/15/2023	907	890,852
Berkshire Hathaway, Inc.	3.125%	3/15/2026	907	880,381
Transatlantic Holdings, Inc.	8.00%	11/30/2039	1,584	2,120,441
Total				5,187,786

Restaurants 0.51%
Darden Restaurants, Inc.	3.85%	5/1/2027	384	370,262
Darden Restaurants, Inc.	4.55%	2/15/2048	691	638,383
IRB Holding Corp.†	6.75%	2/15/2026	1,177	1,032,818
KFC Holding Co./Pizza Hut Holdings LLC/
Taco Bell of America LLC†	4.75%	6/1/2027	2,083	1,942,397
KFC Holding Co./Pizza Hut Holdings LLC/
Taco Bell of America LLC†	5.00%	6/1/2024	1,610	1,557,675
Total				5,541,535

Software/Services 2.33%
Alibaba Group Holding Ltd. (China)(c)	3.125%	11/28/2021	1,150	1,138,355
Autodesk, Inc.	3.50%	6/15/2027	2,446	2,279,956
Banff Merger Sub, Inc.†	9.75%	9/1/2026	1,100	1,009,250
Citrix Systems, Inc.	4.50%	12/1/2027	1,222	1,170,770
First Data Corp.†	5.75%	1/15/2024	2,563	2,512,611
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.†	6.00%	7/15/2025	565	554,406
Match Group, Inc.†	5.00%	12/15/2027	2,419	2,231,528
Microsoft Corp.	2.40%	8/8/2026	792	741,919
Microsoft Corp.	3.125%	11/3/2025	2,817	2,790,024
Microsoft Corp.	4.50%	2/6/2057	1,921	2,055,887
salesforce.com, Inc.	3.70%	4/11/2028	1,580	1,591,115
Tencent Holdings Ltd. (China)†(c)	3.595%	1/19/2028	1,766	1,662,143
Tencent Holdings Ltd. (China)†(c)	3.925%	1/19/2038	1,995	1,783,015
VeriSign, Inc.	4.75%	7/15/2027	750	706,163
VeriSign, Inc.	5.25%	4/1/2025	1,593	1,583,044
Visa, Inc.	3.15%	12/14/2025	1,289	1,268,476
Total				25,078,662

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Specialty Retail 1.38%
Asbury Automotive Group, Inc.	6.00%	12/15/2024		$1,102	$1,060,675
Best Buy Co., Inc.	4.45%	10/1/2028		2,299	2,198,434
Claire’s Stores, Inc.	14.00%	3/15/2039		146	234,213
Guitar Center Escrow Issuer, Inc.†	9.50%	10/15/2021		1,192	1,105,580
Hot Topic, Inc.†	9.25%	6/15/2021		915	901,275
Levi Strauss & Co.(a)	3.375%	3/15/2027	EUR	957	1,095,527
PetSmart, Inc.†	5.875%	6/1/2025		$1,427	1,038,143
PVH Corp.(a)	3.125%	12/15/2027	EUR	986	1,060,185
Tapestry, Inc.	4.125%	7/15/2027		$1,682	1,577,479
Tiffany & Co.	4.90%	10/1/2044		1,485	1,336,514
Under Armour, Inc.	3.25%	6/15/2026		1,340	1,118,200
Weight Watchers International, Inc.†	8.625%	12/1/2025		2,134	2,184,682
Total					14,910,907

Steel Producers/Products 0.32%
Allegheny Technologies, Inc.	7.875%	8/15/2023		1,633	1,671,784
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022		723	730,230
Steel Dynamics, Inc.	4.125%	9/15/2025		604	557,945
Steel Dynamics, Inc.	5.00%	12/15/2026		502	476,900
Total					3,436,859

Support: Services 2.27%
AECOM	5.125%	3/15/2027		274	235,640
Ahern Rentals, Inc.†	7.375%	5/15/2023		1,190	957,950
Ashtead Capital, Inc.†	4.375%	8/15/2027		1,393	1,260,665
Brand Industrial Services, Inc.†	8.50%	7/15/2025		1,671	1,432,883
Brink’s Co. (The)†	4.625%	10/15/2027		1,766	1,616,296
Cleveland Clinic Foundation (The)	4.858%	1/1/2114		1,100	1,132,005
Cloud Crane LLC†	10.125%	8/1/2024		990	1,019,700
Garda World Security Corp. (Canada)†(c)	8.75%	5/15/2025		1,173	1,073,295
IHS Markit Ltd. (United Kingdom)†(c)	4.00%	3/1/2026		2,627	2,449,677
IHS Markit Ltd. (United Kingdom)(c)	4.75%	8/1/2028		1,550	1,515,171
Jurassic Holdings III, Inc.†	6.875%	2/15/2021		1,467	1,246,950
Marble II Pte Ltd. (Singapore)†(c)	5.30%	6/20/2022		2,449	2,370,343
Metropolitan Museum of Art (The)	3.40%	7/1/2045		1,975	1,869,239
Monitronics International, Inc.	9.125%	4/1/2020		1,185	306,619
Prime Security Services Borrower LLC/Prime Finance, Inc.†	9.25%	5/15/2023		1,298	1,341,808
Ritchie Bros Auctioneers, Inc. (Canada)†(c)	5.375%	1/15/2025		1,130	1,101,750
United Rentals North America, Inc.	4.875%	1/15/2028		2,047	1,801,360

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2018

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Support: Services (continued)
United Rentals North America, Inc.	5.875%	9/15/2026		$755	$714,419
WeWork Cos., Inc.†	7.875%	5/1/2025		1,184	1,056,720
Total					24,502,490

Technology Hardware & Equipment 0.97%
Banff Merger Sub, Inc.†(a)	8.375%	9/1/2026	EUR	991	1,054,002
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024		$1,425	1,414,313
Dell International LLC/EMC Corp.†	6.02%	6/15/2026		2,552	2,568,408
Dell International LLC/EMC Corp.†	7.125%	6/15/2024		2,055	2,092,544
HP, Inc.	6.00%	9/15/2041		1,212	1,210,626
Western Digital Corp.	4.75%	2/15/2026		2,402	2,092,742
Total					10,432,635

Telecommunications: Satellite 0.51%
Intelsat Connect Finance SA (Luxembourg)†(c)	9.50%	2/15/2023		1,220	1,055,300
Intelsat Jackson Holdings SA (Luxembourg)(c)	5.50%	8/1/2023		2,605	2,279,375
Intelsat Jackson Holdings SA (Luxembourg)†(c)	8.50%	10/15/2024		2,221	2,165,475
Total					5,500,150

Telecommunications: Wireless 1.31%
Sprint Capital Corp.	6.875%	11/15/2028		8,834	8,370,215
T-Mobile USA, Inc.	6.375%	3/1/2025		2,386	2,421,695
T-Mobile USA, Inc.	6.50%	1/15/2026		3,228	3,300,630
Total					14,092,540

Telecommunications: Wireline Integrated & Services 2.20%
CenturyLink, Inc.	5.625%	4/1/2025		1,902	1,678,515
CenturyLink, Inc.	7.50%	4/1/2024		4,708	4,554,990
DKT Finance ApS (Denmark)†(c)	9.375%	6/17/2023		1,653	1,698,457
Equinix, Inc.(a)	2.875%	2/1/2026	EUR	2,781	3,028,368
GCI LLC	6.875%	4/15/2025		$1,230	1,199,250
InterXion Holding NV†(a)	4.75%	6/15/2025	EUR	1,449	1,706,189
Level 3 Financing, Inc.	5.25%	3/15/2026		$801	734,918
Motorola Solutions, Inc.	4.60%	2/23/2028		1,213	1,188,925
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC	8.25%	10/15/2023		1,832	1,603,000
Verizon Communications, Inc.	2.625%	8/15/2026		5,735	5,211,108
WTT Investment Ltd. (Hong Kong)†(c)	5.50%	11/21/2022		1,168	1,142,559
Total					23,746,279

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Theaters & Entertainment 0.06%
AMC Entertainment Holdings, Inc.	5.875%	11/15/2026		$804	$691,440

Tobacco 0.15%
Imperial Brands Finance PLC (United Kingdom)†(c)	4.25%	7/21/2025		1,647	1,622,970

Transportation: Infrastructure/Services 0.99%
Aeropuerto Internacional de Tocumen SA (Panama)†(c)	6.00%	11/18/2048		1,935	1,927,647
Autopistas del Sol SA (Costa Rica)†(c)	7.375%	12/30/2030		1,360	1,244,176
Autoridad del Canal de Panama (Panama)†(c)	4.95%	7/29/2035		1,000	1,022,510
CH Robinson Worldwide, Inc.	4.20%	4/15/2028		1,736	1,745,140
Kirby Corp.	4.20%	3/1/2028		1,575	1,544,133
Promontoria Holding BV†(a)	6.75%	8/15/2023	EUR	980	1,090,746
Stena AB (Sweden)†(c)	7.00%	2/1/2024		$1,217	1,113,555
XPO CNW, Inc.	6.70%	5/1/2034		1,155	987,525
Total					10,675,432
Total High Yield Corporate Bonds (cost $726,597,546)					693,037,955

MUNICIPAL BONDS 4.38%

Air Transportation 0.23%
Miami-Dade Cnty, FL	3.982%	10/1/2041		970	933,586
Miami-Dade Cnty, FL	4.28%	10/1/2041		1,550	1,570,321
Total					2,503,907

Education 1.06%
California St Univ	3.899%	11/1/2047		2,675	2,621,661
Ohio Univ	5.59%	12/1/2114		1,000	1,142,960
Permanent University Fund - Texas A&M
University System	3.66%	7/1/2047		6,640	6,392,726
Univ of California Bd of Regents	6.548%	5/15/2048		1,000	1,321,990
Total					11,479,337

General Obligation 1.44%
California	7.55%	4/1/2039		1,285	1,845,247
Chicago Transit Auth, IL	6.899%	12/1/2040		1,000	1,280,040
Chicago, IL	5.432%	1/1/2042		2,292	2,036,786
Chicago, IL	6.314%	1/1/2044		2,167	2,139,739
District of Columbia	5.591%	12/1/2034		1,445	1,718,351
Honolulu City & Cnty, HI	5.418%	12/1/2027		740	870,825
Los Angeles Unif Sch Dist, CA	5.75%	7/1/2034		1,000	1,185,670
New York City	5.985%	12/1/2036		1,134	1,373,920

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2018

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
General Obligation (continued)
Ohio St Univ	4.048%		12/1/2056	$676	$673,823
Pennsylvania	5.45%		2/15/2030	1,336	1,540,194
The Bd of Governors of the Univ of North Carolina	3.847%		12/1/2034	855	892,005
Total					15,556,600

Government Guaranteed 0.05%
City & County of San Francisco CA	5.45%		6/15/2025	460	520,550

Lease Obligations 0.07%
Wisconsin	3.294%		5/1/2037	790	717,249

Miscellaneous 0.58%
Chicago Transit Auth, IL	6.20%		12/1/2040	1,030	1,253,510
Dallas Convention Center Hotel Dev Corp., TX	7.088%		1/1/2042	1,210	1,559,629
Pasadena Public Fing Auth	7.148%		3/1/2043	2,445	3,428,037
Total					6,241,176

Tax Revenue 0.62%
Massachusetts Sch Bldg Auth	5.715%		8/15/2039	1,720	2,110,990
Memphis-Shelby County Industrial Development Board, TN	7.00%		7/1/2045	1,225	1,273,792
New York City Indl Dev Agy†	11.00%		3/1/2029	2,475	3,264,327
Total					6,649,109

Transportation 0.16%
Port of Seattle, WA	3.571%		5/1/2032	650	637,916
Port of Seattle, WA	3.755%		5/1/2036	1,105	1,086,823
Total					1,724,739

Utilities 0.17%
San Antonio, TX	5.718%		2/1/2041	1,480	1,843,473
Total Municipal Bonds (cost $47,728,437)					47,236,140

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY 0.41%
Caesars Palace Las Vegas Trust 2017-VICI D† (cost $4,417,857)	4.354%	#(m)	10/15/2034	4,354	4,362,721

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

	Dividend	Maturity	Shares	Fair
Investments	Rate	Date	(000)	Value
PREFERRED STOCK 0.01%

Energy: Exploration & Production
Templar Energy LLC (cost $418,206)	Zero Coupon		42	$125,946

			Principal
	Interest		Amount
	Rate		(000)

U.S. TREASURY OBLIGATIONS 2.95%
U.S. Treasury Note	2.75%	5/31/2023	$10,985	11,106,688
U.S. Treasury Note	3.125%	11/15/2028	7,955	8,258,327
U.S. Treasury Inflation Indexed Note(n)	0.50%	1/15/2028	13,022	12,435,961
Total U.S. Treasury Obligations (cost $31,348,053)				31,800,976

	Exercise	Expiration	Shares
	Price	Date	(000)

WARRANT 0.00%

Personal & Household Products
Remington Outdoor Co., Inc.* (cost $86,340)	$35.05	5/15/2022	16	164 (d)
Total Long-Term Investments (cost $1,188,718,000)				1,145,170,105

			Principal
			Amount
			(000)
SHORT-TERM INVESTMENT 2.36%

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $25,620,000 of U.S. Treasury Note at 2.75% due 2/15/2028; value: $25,914,912; proceeds: $25,405,788 (cost $25,403,742)			$25,404	25,403,742
Total Investments in Securities 108.66% (cost $1,214,121,742)				1,170,573,847
Less Unfunded Commitment (.11%) (cost $1,147,878)				(1,141,230)
Net Investment 108.55% (cost $1,212,973,864)				1,169,432,617
Liabilities in Excess of Cash, Foreign Cash and Other Assets(o) (8.55%)				(92,128,007)
Net Assets 100.00%				$1,077,304,610

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2018

AUD	Australian dollar.
CAD	Canadian dollar.
EUR	euro.
UYU	Uruguayan Peso.
ADR	American Depositary Receipt.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2018.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Amount represents less than 1,000 shares.
(c)	Foreign security traded in U.S. dollars.
(d)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2018.
(f)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(g)	Interest rate to be determined.
(h)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(i)	Security is perpetual in nature and has no stated maturity.
(j)	Variable Rate is Fixed to Float: Rate remains fixed until a designated future date.
(k)	Defaulted (non-income producing security).
(l)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security fair valued by the Pricing Committee.
(m)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(n)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(o)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at December 31, 2018(1):

	Central	Fund
Referenced	Clearing	Pays	Termination	Notional	Notional	Payments	Unrealized
Index	party	(Quarterly)	Date	Amount	Value	Upfront(2)	Appreciation(3)
Markit CDX. NA.IG.31(4)(5)	Credit Suisse	1.00%	12/20/2023	$73,751,000	$74,162,199	$(1,105,220)	$694,021

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization (See Note 2(m)).
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $694,021. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Credit Default Swaps on Indexes/Issuer - Sell Protection at December 31, 2018(1):

								Credit
								Default
								Swap
		Fund	Termi-				Unrealized	Agreements
Referenced	Swap	Receives	nation	Notional	Notional	Payments	Appreciation	Payable at
Index/Issuer	Counterparty	(Quarterly)	Date	Amount	Value	Upfront(2)	(Depreciation)(3)	Fair Value(4)
Markit CMBX NA.BBB.9	Credit Suisse	3.00%	9/17/2058	$2,112,000	$1,855,524	$(173,740)	$(82,736)	$(256,476)
Markit CMBX NA.BBB.10	Credit Suisse	3.00%	11/17/2059	4,667,000	4,130,129	(321,562)	(215,309)	(536,871)
Markit CMBX. NA.BBB.9	Deutsche Bank	3.00%	9/17/2058	3,363,000	2,954,607	(276,651)	(131,742)	(408,393)
Markit CMBX. NA.BBB.10	Deutsche Bank	3.00%	11/17/2059	851,000	753,105	(58,635)	(39,260)	(97,895)
Markit CMBX. NA.BBB.11	Deutsche Bank	3.00%	11/18/2054	838,000	732,446	(55,405)	(50,149)	(105,554)
Markit CMBX. NA.BBB.9	Goldman Sachs	3.00%	9/17/2058	1,153,000	1,012,982	(94,850)	(45,168)	(140,018)
Markit CMBX. NA.BBB.10	Goldman Sachs	3.00%	11/17/2059	3,573,000	3,161,978	(246,184)	(164,838)	(411,022)
Markit CMBX. NA.BBB.11	J.P. Morgan Chase	3.00%	11/18/2054	393,000	343,498	(25,984)	(23,518)	(49,502)
Markit CMBX. NA.BBB.9	Morgan Stanley	3.00%	9/17/2058	4,977,000	4,372,605	(409,425)	(194,970)	(604,395)
Markit CMBX. NA.BBB.11	Morgan Stanley	3.00%	11/18/2054	10,501,000	9,178,303	(694,284)	(628,413)	(1,322,697)
Markit CMBX. NA.BBB.10	Morgan Stanley	3.00%	11/17/2059	4,812,000	4,258,450	(331,552)	(221,998)	(553,550)
Tesla	J.P. Morgan Chase	1.00%	6/20/2020	1,358,000	1,306,673	(84,579)	33,252	(51,327)
						$(2,772,851)	$(1,764,849)	$(4,537,700)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization (See Note 2(m)).
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $33,252. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $1,798,101.
(4)	Includes upfront payments received.

Total Return Swap Contracts at December 31, 2018:

Swap	Referenced	Referenced			Termination	Notional	Notional	Unrealized
Counterparty	Index*	Spread	Units	Position	Date	Amount	Value	Appreciation
J.P. Morgan Chase	IBXXLL	3 Mo. LIBOR+ .00%	12,894	Long	3/20/2019	$2,121,000	$(2,101,112)	$19,888
Morgan Stanley	IBXXLL	3 Mo. LIBOR+ .00%	7,156	Long	3/20/2019	1,179,000	(1,166,173)	12,827
Goldman Sachs	IBXXLL	3 Mo. LIBOR+ .00%	13,184	Long	3/20/2019	2,200,000	(2,148,353)	51,647
						$5,500,000	$(5,415,638)	$84,362

*	iBoxx Leverage Loan Index.

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2018

Open Forward Foreign Currency Exchange Contracts at December 31, 2018:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
euro	Buy	J.P. Morgan Chase	2/19/2019	193,000	$219,972	$221,998	$2,026
euro	Buy	Toronto Dominion Bank	4/10/2019	500,000	575,207	577,642	2,435
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$4,461

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
euro	Sell	State Street Bank and Trust	2/19/2019	8,230,000	$9,399,157	$9,466,551	$(67,394)
euro	Sell	Toronto Dominion Bank	3/7/2019	16,316,000	18,640,443	18,792,898	(152,455)
euro	Sell	State Street Bank and Trust	4/10/2019	860,000	988,330	993,545	(5,215)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(225,064)

Open Futures Contracts at December 31, 2018:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
U.S. 2-Year Treasury Note	March 2019	761	Long	$160,843,407	$161,569,812	$726,405
U.S. 5-Year Treasury Note	March 2019	1,143	Long	129,095,529	131,087,790	1,992,261
Total Unrealized Appreciation on Open Futures Contracts						$2,718,666

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
Euro-Bobl	March 2019	6	Short	EUR (793,849)	EUR (795,120)	$(1,456)
U.S. 10-Year Treasury Note	March 2019	22	Short	$(2,620,196)	$(2,684,343)	(64,147)
U.S. 10-Year Ultra Treasury Bond	March 2019	23	Short	(2,898,318)	(2,991,797)	(93,479)
U.S. Long Bond	March 2019	749	Short	(104,320,293)	(109,354,000)	(5,033,707)
Ultra Long U.S. Treasury Bond	March 2019	10	Short	(1,521,779)	(1,606,562)	(84,783)
Total Unrealized Depreciation on Open Futures Contracts						$(5,277,572)

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$27,178,515	$–	$27,178,515
Common Stocks
Auto Parts & Equipment	–	1,486,875	–	1,486,875
Beverages	–	1,085,821	–	1,085,821
Energy: Exploration & Production	1,985,702	28,887	–	2,014,589
Personal & Household Products	2,357,686	158,506	912,300	3,428,492
Specialty Retail	11,503,457	893,804	–	12,397,261
Remaining Industries	79,228,862	–	–	79,228,862
Convertible Bonds	–	5,118,408	–	5,118,408
Floating Rate Loans
Diversified Capital Goods	–	–	691,801	691,801
Oil Field Equipment & Services	–	–	1,424,659	1,424,659
Personal & Household Products	–	3,165,048	2,249,682	5,414,730
Specialty Retail	–	10,980,248	–	10,980,248
Remaining Industries	–	50,377,401	–	50,377,401
Foreign Bond	–	1,104,351	–	1,104,351
Foreign Government Obligations	–	73,523,098	–	73,523,098
Government Sponsored Enterprises
Pass-Through	–	92,009,862	–	92,009,862
High Yield Corporate Bonds
Banking	–	42,215,896	125	42,216,021
Metals/Mining (Excluding Steel)	–	21,788,680	2	21,788,682
Remaining Industries	–	629,033,252	–	629,033,252
Municipal Bonds	–	47,236,140	–	47,236,140
Non-Agency Commercial
Mortgage-Backed Security	–	4,362,721	–	4,362,721
Preferred Stock	–	125,946	–	125,946
U.S. Treasury Obligations	–	31,800,976	–	31,800,976
Warrant	–	–	164	164
Short-Term Investment
Repurchase Agreement	–	25,403,742	–	25,403,742
Total	$95,075,707	$1,069,078,177	$5,278,733	$1,169,432,617

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2018

Other Financial Instruments	Level 1		Level 2	Level 3	Total
Centrally Cleared Credit Default Swap Contracts
Assets	$		$694,021	$–	$694,021
Liabilities		–	–	–	–
Credit Default Swap Contracts
Assets		–	–	–	–
Liabilities		–	(4,537,700)	–	(4,537,700)
Forward Foreign Currency Exchange Contracts
Assets		–	4,461	–	4,461
Liabilities		–	(225,064)	–	(225,064)
Futures Contracts
Assets		2,718,666	–	–	2,718,666
Liabilities		(5,277,572)	–	–	(5,277,572)
Total Return Swaps Contracts
Assets		–	84,362	–	84,362
Liabilities		–	–	–	–
Unfunded Commitments
Assets		–	–	–	–
Liabilities		–	(6,648)	–	(6,648)
Total		$(2,558,906)	$(3,986,568)	$–	$(6,545,474)

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

42	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

				High Yield
	Asset-Backed	Common	Floating	Corporate
Investment Type	Securities	Stocks	Rate Loans	Bonds	Warrant
Balance as of January 1, 2018	$2,273,600	$–	$3,137,076	$319,757	$–
Accrued Discounts (Premiums)	–	–	21,360	(3,784)	–
Realized Gain (Loss)	–	–	12,658	(30,794)	–
Change in Unrealized Appreciation (Depreciation)	–	198,969	(587,217)	42,159	(86,178)
Purchases	–	713,331	8,563,322	430,278	86,342
Sales	–	–	(6,781,057)	(513,940)	–
Transfers into Level 3	–	–	–	–	–
Transfers out of Level 3	(2,273,600)	–	–	(243,549)	–
Balance as of December 31, 2018	$–	$912,300	$4,366,142	$127	$164
Change in unrealized appreciation/depreciation for year ended December 31, 2018, related to Level 3 investments held at December 31, 2018	$–	$198,969	$(223,551)	$–	$(86,176)

See Notes to Financial Statements.	43

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $1,212,973,864)	$1,169,432,617
Cash	266,327
Deposits with brokers for futures collateral	1,687,998
Deposits with brokers for swaps collateral	4,806,664
Foreign cash, at value (cost $1,273)	3
Receivables:
Interest and dividends	13,214,466
Investment securities sold	2,323,016
Capital shares sold	269,225
Total return swap, at fair value	84,362
Unrealized appreciation on forward foreign currency exchange contracts	4,461
Prepaid expenses and other assets	5,588
Total assets	1,192,094,727
LIABILITIES:
Payables:
Investment securities purchased	106,865,424
Capital shares reacquired	1,051,810
Management fee	457,093
Variation margin on futures contracts	263,148
Directors’ fees	158,504
Fund administration	36,856
Variation margin for centrally cleared credit default swap agreements	48,414
Unrealized depreciation on forward foreign currency exchange contracts	225,064
Credit default swap agreements payable, at fair value (including upfront payments of $2,772,851)	4,537,700
Unrealized depreciation on unfunded commitments	6,648
Accrued expenses and other liabilities	1,139,456
Total liabilities	114,790,117
NET ASSETS	$1,077,304,610
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,138,432,607
Total distributable earnings (loss)	(61,127,997)
Net Assets	$1,077,304,610
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	97,190,009
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$11.08

44	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $25,961)	$1,582,463
Interest and other (net of foreign withholding taxes of $18,154)	55,391,925
Total investment income	56,974,388
Expenses:
Management fee	5,668,326
Non 12b-1 service fees	2,871,553
Shareholder servicing	1,229,150
Fund administration	459,407
Reports to shareholders	132,179
Custody	91,376
Professional	75,817
Directors’ fees	40,158
Other	86,795
Gross expenses	10,654,761
Expense reductions (See Note 9)	(26,741)
Fees waived and expenses reimbursed (See Note 3)	(75,381)
Net expenses	10,552,639
Net investment income	46,421,749
Net realized and unrealized gain (loss):
Net realized loss on investments	(2,026,848)
Net realized gain on futures contracts	7,364,043
Net realized gain on foreign currency exchange contracts	1,530,860
Net realized loss on swap contracts	(118,170)
Net realized gain on foreign currency related transactions	90,031
Net change in unrealized appreciation/depreciation on investments	(97,594,204)
Net change in unrealized appreciation/depreciation on futures contracts	(2,177,820)
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	105,625
Net change in unrealized appreciation/depreciation on swap contracts	713,197
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(5,078)
Net change in unrealized appreciation/depreciation on unfunded commitments	(6,648)
Net realized and unrealized loss	(92,125,012)
Net Decrease in Net Assets Resulting From Operations	$(45,703,263)

See Notes to Financial Statements.	45

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income	$46,421,749	$46,435,962
Net realized gain on investments, futures contracts, forward currency exchange contracts, swaps and foreign currency related transactions	6,839,916	45,448,213
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(98,964,928)	6,990,239
Net increase (decrease) in net assets resulting from operations	(45,703,263)	98,874,414
Distributions to shareholders(1)	(73,991,299)	(59,089,628)
Capital share transactions (See Note 14):
Proceeds from sales of shares	123,044,541	146,613,258
Reinvestment of distributions	73,991,366	59,089,628
Cost of shares reacquired	(173,257,966)	(138,899,244)
Net increase in net assets resulting from capital share transactions	23,777,941	66,803,642
Net increase (decrease) in net assets	(95,916,621)	106,588,428
NET ASSETS:
Beginning of year	$1,173,221,231	$1,066,632,803
End of year	$1,077,304,610	$1,173,221,231
Undistributed net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions was net investment income $(47,823,337) and net realized gain $(11,266,291).
(2)	The SEC eliminated the requirement to disclose undistributed net investment income in 2018. For the year ended December 31, 2017, the undistributed net investment income was $110,404.

46	See Notes to Financial Statements.

This page is intentionally left blank.

47

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment operations	Net invest- ment income	Net realized gain	Total distributions
12/31/2018	$12.38	$0.49	$(0.99)	$(0.50)	$(0.53)	$(0.27)	$(0.80)
12/31/2017	11.94	0.52	0.58	1.10	(0.53)	(0.13)	(0.66)
12/31/2016	11.14	0.52	0.83	1.35	(0.55)	–	(0.55)
12/31/2015	11.89	0.47	(0.65)	(0.18)	(0.49)	(0.08)	(0.57)
12/31/2014	12.31	0.54	(0.01)	0.53	(0.61)	(0.34)	(0.95)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

48	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$11.08	(4.02)	0.92	0.93	4.04	$1,077,305	153
12.38	9.21	0.90	0.92	4.13	1,173,221	121
11.94	12.13	0.90	0.93	4.41	1,066,633	120
11.14	(1.53)	0.90	0.94	3.91	978,129	116
11.89	4.35	0.90	0.93	4.26	913,108	90

See Notes to Financial Statements.	49

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may

50

Notes to Financial Statements (continued)

use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

51

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts on the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on foreign currency exchange contracts on the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When–Issued, Forward Transactions or To–Be–Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	TBA Sale Commitments–The Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale)

52

Notes to Financial Statements (continued)

commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(k)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(m)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit

53

Notes to Financial Statements (continued)

rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(n)	Total Return Swaps–The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(o)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned

54

Notes to Financial Statements (continued)

between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2018, the Fund had the following unfunded loan commitments:

Mavis Tire Express Service Corp. Delayed Draw Term Loan	$195,583
Energizer Holdings, Inc. Bridge Term Loan	910,000
Claire’s Store, Inc. Revolving Credit Term Loan	42,005
Total	$1,147,588

(p)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

55

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of .49% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

For the period January 1, 2018 through April 30, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .90%. Effective May 1, 2018, Lord Abbett discontinued the agreement.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

56

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 was as follows:

	Year Ended 12/31/ 2018	Year Ended 12/31/ 2017
Distributions paid from:
Ordinary income	$56,836,725	$55,855,286
Net long-term capital gains	17,154,574	3,234,342
Total distributions paid	$73,991,299	$59,089,628

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$129,379
Total undistributed earnings	129,379
Temporary differences	(12,782,970)
Unrealized losses – net	(48,474,406)
Total accumulated losses – net	$(61,127,997)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $12,624,467 during fiscal 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,214,132,884
Gross unrealized gain	11,223,209
Gross unrealized loss	(59,689,451)
Net unrealized security loss	$(48,466,242)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
$641,629,453	$1,212,749,281	$535,714,604	$1,239,483,015

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $1,187,066 and sales of $12,251,425, which resulted in net realized gains of $246,863.

57

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2018 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2018 (as described in note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2018 (as described in note 2(m)) to economically hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2018, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts
Centrally Cleared Credit Default Swaps Contracts(1)	–	–	$694,021	–
Total Return Swap Contracts(2)	–	–	–	$84,362
Forward Foreign Currency Exchange Contracts(3)	–	$4,461	–	–
Futures Contracts(4)	$2,718,666	–	–	–

58

Notes to Financial Statements (continued)

Liability Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts
Credit Default Swap Contracts(5)	–	–	$4,537,700	–
Forward Foreign Currency Exchange Contracts(6)	–	$225,064	–	–
Futures Contracts(4)	$5,277,572	–	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Total Return Swap, at fair value.
(3)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(4)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investment. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(5)	Statement of Assets and Liabilities location: Credit default swap agreements payable, at fair value.
(6)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended December 31, 2018, were as follows:

	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–	–	$(118,170)	–
Forward Foreign Currency Exchange Contracts(2)	–	$1,530,860	–	–
Futures Contracts(3)	$7,364,043	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps Contracts(4)	–	–	$628,835	–
Total Return Swap(4)	–	–	–	$84,362
Forward Foreign Currency Exchange Contracts(5)	–	$105,625	–	–
Futures Contracts(6)	$(2,177,820)	–	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps Contracts(7)	–	–	$193,526,078	–
Total Return Swap Contracts(7)		–	–	$592,308
Forward Foreign Currency Exchange Contracts(7)	–	$37,313,934	–	–
Futures Contracts(8)	3,115	–	–	–

*	Calculated based on the number of contracts or notional amounts for the year ended December 31, 2018.
(1)	Statements of Operations location: Net realized loss on swap contracts.
(2)	Statements of Operations location: Net realized gain on foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain on futures contracts.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on foreign currency exchange contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

59

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 4,461	$ –	$ 4,461
Repurchase Agreements	25,403,742	–	25,403,742
Total Return Swap Contracts	84,362	–	84,362
Total	$25,492,565	$ –	$25,492,565

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$25,403,742	$ –	$ –	$(25,403,742)	$ –
Goldman Sachs	51,647	(51,647)	–	–	–
J.P. Morgan Chase	21,914	(21,914)	–	–	–
Morgan Stanley	12,827	(12,827)	–	–	–
Toronto Dominion Bank	2,435	(2,435)	–	–	–
Total	$25,492,565	$(88,823)	$ –	$(25,403,742)	$ –

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$4,537,700	$ –	$4,537,700
Forward Foreign Currency Exchange Contracts	225,064	–	225,064
Total	$4,762,764	$ –	$4,762,764

60

Notes to Financial Statements (continued)

	Net Amounts
	of Liabilities	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Credit Suisse	$ 793,347	$ –	$ –	$ –	$ 793,347
Deutsche Bank	611,842	–	–	–	611,842
Goldman Sachs	551,040	(51,647)	–	–	499,393
J.P. Morgan Chase	100,829	(21,914)	–	–	78,915
Morgan Stanley	2,480,642	(12,827)	(2,467,815)	–	–
State Street Bank and Trust	72,609	–	–	–	72,609
Toronto Dominion Bank	152,455	(2,435)	–	–	150,020
Total	$4,762,764	$(88,823)	$(2,467,815)	$ –	$2,206,126

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2018.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated

61

Notes to Financial Statements (continued)

Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the

62

Notes to Financial Statements (continued)

Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The asset backed securities and mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general, changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

63

Notes to Financial Statements (concluded)

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. Below investment grade senior loans may be affected by interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Shares sold	10,012,434	11,707,991
Reinvestment of distributions	6,608,633	4,788,463
Shares reacquired	(14,182,529)	(11,090,027)
Increase	2,438,538	5,406,427

64

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond Debenture Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Bond Debenture Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

65

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

66

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

67

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

68

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/ Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

70

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, which included the approval of a proposal to reduce the management fee schedule effective May 1, 2019, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was above the

71

Approval of Advisory Contract (continued)

median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement, as revised with a reduced management fee schedule effective May 1, 2019, should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates under the terms of the current Agreement, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. The Board further considered that the Fund’s management fee schedule would be reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the reduced management fee schedule, which included certain breakpoints in the management fee schedule, adequately addressed any economies of scale in managing the Fund.

72

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement, as revised, was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

73

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 2% the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $7,826,024 and $17,154,574, respectively, represent short-term capital gains and long-term capital gains.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Bond-Debenture Portfolio	LASFBD-3 (02/19)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Calibrated Dividend Growth Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Supplemental Information to Shareholders

Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio

Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Calibrated Dividend Growth Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned –4.67%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index1, which returned –4.38% over the same period.

Domestic equity returns were negative over the past year, with large cap stocks, as represented by the S&P 500® Index1, falling –4.38% during the period, while small cap stocks, as represented by the Russell 2000® Index2, were down –11.01%. During the period, there were several market-moving events. Notably, Congress passed the largest rewrite of the U.S. tax code in decades, which went into effect in January 2018. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into the third quarter with trade tensions mounting between the U.S. and China. In December, the White House announced a trade truce between the U.S. and China following a meeting between President Trump and President Xi Jinping at the G20 summit. The U.S. agreed to maintain a 10% tariff rate on $200 billion worth of Chinese imports at the start of 2019 as opposed to the originally planned 25% tariff rate. In return, China agreed to purchase a substantial amount of U.S. agriculture, industrial, and energy products to further reduce the trade imbalance. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50%–1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25%–2.50%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November and partially reversed October’s losses, however the S&P 500® returned to negative territory in December, posting its worst month since February 2009.

Stock selection within the industrials and information technology sectors detracted from relative performance over the period. Within the industrials sector, the Fund’s holding of 3M Company, a diversified technology company, was one of the top detractors. Shares of the firm sold off after the company missed third quarter profit estimates and lowered the full year earnings guidance. The Fund’s position in Northrop Grumman Corp. also detracted from relative performance. Shares of the government and commercial security company recently came under pressure as investors may have grown wary of the implications of the escalating trade war on the firm’s profits. Additionally, within the information technology sector, International Business Machines (IBM) Corp., an integrated technology company, detracted from relative performance. Shares fell after the market seemingly priced in some doubt about the $34 billion deal between IBM and Red Hat, Inc.

Conversely, stock selection within the consumer staples and financials sectors contributed positively to relative performance during the period. Within the consumer staples sector, Coca-Cola Company, a beverage company, also contributed positively to relative performance. Shares of Coca-Cola rose throughout the year on the back of accelerating business performance as underlying sales growth improved. The company’s total beverage portfolio strategy is steadily building traction with positive growth and share gains across both its core sparkling portfolio and higher growth categories such as water and sports drinks. Costco Wholesale Corp., a multinational membership-only warehouse chain, also contributed positively to relative performance. Shares of the company rose as the firm consistently beat total and U.S. same store sales compared to the previous year, fueled in part by the firm’s continued investment in the digital and e-commerce space. Within the financials sector, RenaissanceRe Holdings Ltd., a reinsurance and insurance coverage provider, was one of the top contributors to relative performance. The company benefited from the recent acquisition of Tokio Marine Holdings, Inc.’s reinsurance platform, which the market likely believes to be income accretive going forward.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2    The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Class VC	-4.67%	7.37%	11.28%

[1]	Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund’s performance.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/18	12/31/18	7/1/18 – 12/31/18
Class VC
Actual	$1,000.00	$ 967.80	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Communication Services	4.44%
Consumer Discretionary	9.27%
Consumer Staples	16.30%
Energy	4.88%
Financials	6.36%
Health Care	12.24%
Industrials	19.97%
Information Technology	12.21%
Materials	5.00%
Utilities	8.30%
Repurchase Agreement	1.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.91%

Aerospace & Defense 5.87%
General Dynamics Corp.	9,600	$1,509
Harris Corp.	11,100	1,495
Lockheed Martin Corp.	6,892	1,805
Northrop Grumman Corp.	7,000	1,714
Raytheon Co.	11,300	1,733
Total		8,256

Air Freight & Logistics 0.99%
CH Robinson Worldwide, Inc.	7,200	605
FedEx Corp.	4,900	791
Total		1,396

Banks 0.41%
Commerce Bancshares, Inc.	10,125	571

Beverages 4.10%
Coca-Cola Co. (The)	72,468	3,431
PepsiCo, Inc.	21,124	2,334
Total		5,765

Biotechnology 1.85%
AbbVie, Inc.	28,199	2,600

Capital Markets 1.95%
S&P Global, Inc.	10,900	1,853
T. Rowe Price Group, Inc.	9,600	886
Total		2,739

Chemicals 4.02%
Air Products & Chemicals, Inc.	4,300	688
Ecolab, Inc.	10,100	1,488
PPG Industries, Inc.	17,206	1,759
Sherwin-Williams Co. (The)	4,375	1,722
Total		5,657

Commercial Services & Supplies 1.13%
Cintas Corp.	1,700	286
Waste Management, Inc.	14,600	1,299
Total		1,585
		Fair
		Value
Investments	Shares	(000)
Diversified Telecommunication Services 4.49%
AT&T, Inc.	92,608	$2,643
Verizon Communications, Inc.	65,200	3,666
Total		6,309

Electric: Utilities 5.49%
Alliant Energy Corp.	27,400	1,158
Duke Energy Corp.	26,600	2,295
Edison International	18,800	1,067
Eversource Energy	24,400	1,587
NextEra Energy, Inc.	5,400	939
Xcel Energy, Inc.	13,600	670
Total		7,716

Electrical Equipment 1.07%
Emerson Electric Co.	6,600	394
Hubbell, Inc.	11,200	1,113
Total		1,507

Food & Staples Retailing 6.24%
Costco Wholesale Corp.	13,600	2,770
Sysco Corp.	31,100	1,949
Walgreens Boots Alliance, Inc.	25,321	1,730
Walmart, Inc.	24,980	2,327
Total		8,776

Food Products 1.81%
Flowers Foods, Inc.	37,300	689
Hormel Foods Corp.	14,700	627
J.M. Smucker Co. (The)	6,800	636
Kellogg Co.	10,400	593
Total		2,545

Gas Utilities 0.65%
UGI Corp.	17,000	907

Health Care Equipment & Supplies 6.04%
Abbott Laboratories	34,900	2,524
Becton, Dickinson & Co.	6,800	1,532
Medtronic plc (Ireland)(a)	39,991	3,638
West Pharmaceutical Services, Inc.	8,200	804
Total		8,498

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
Health Care Providers & Services 2.69%
AmerisourceBergen Corp.	16,900	$1,257
CVS Health Corp.	38,500	2,523
Total		3,780

Hotels, Restaurants & Leisure 2.21%
McDonald’s Corp.	17,474	3,103

Household Products 4.30%
Church & Dwight Co., Inc.	6,200	408
Clorox Co. (The)	10,500	1,618
Kimberly-Clark Corp.	15,335	1,747
Procter & Gamble Co. (The)	24,800	2,280
Total		6,053

Industrial Conglomerates 3.16%
3M Co.	13,667	2,604
Roper Technologies, Inc.	6,900	1,839
Total		4,443

Information Technology Services 4.33%
Accenture plc Class A (Ireland)(a)	14,900	2,101
Automatic Data Processing, Inc.	16,400	2,150
International Business Machines Corp.	16,187	1,840
Total		6,091

Insurance 4.06%
Chubb Ltd. (Switzerland)(a)	18,200	2,351
RenaissanceRe Holdings Ltd.	4,700	628
Torchmark Corp.	15,000	1,118
Travelers Cos., Inc. (The)	13,500	1,617
Total		5,714

Machinery 2.40%
Caterpillar, Inc.	4,600	585
Cummins, Inc.	10,800	1,443
Pentair plc (United Kingdom)(a)	12,700	480
Stanley Black & Decker, Inc.	7,200	862
Total		3,370
		Fair
		Value
Investments	Shares	(000)
Metals & Mining 1.02%
Nucor Corp.	27,700	$1,435

Multi-Line Retail 1.31%
Target Corp.	27,800	1,837

Multi-Utilities 2.25%
Consolidated Edison, Inc.	10,400	795
Dominion Energy, Inc.	33,100	2,365
Total		3,160

Oil, Gas & Consumable Fuels 4.92%
Chevron Corp.	35,849	3,900
Exxon Mobil Corp.	8,400	573
Occidental Petroleum Corp.	30,273	1,858
ONEOK, Inc.	11,000	593
Total		6,924

Pharmaceuticals 1.78%
Johnson & Johnson	19,419	2,506

Professional Services 0.92%
Robert Half International, Inc.	22,700	1,298

Road & Rail 3.83%
CSX Corp.	11,300	702
J.B. Hunt Transport Services, Inc.	13,400	1,247
Union Pacific Corp.	24,900	3,442
Total		5,391

Semiconductors & Semiconductor Equipment 4.50%
Microchip Technology, Inc.	7,166	515
QUALCOMM, Inc.	39,857	2,268
Texas Instruments, Inc.	33,800	3,194
Xilinx, Inc.	4,200	358
Total		6,335

Software 3.49%
CDK Global, Inc.	20,700	991
Microsoft Corp.	38,600	3,921
Total		4,912

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
Specialty Retail 3.56%
Lowe’s Cos., Inc.	34,025	$3,142
TJX Cos., Inc. (The)	41,700	1,866
Total		5,008

Textiles, Apparel & Luxury Goods 2.28%
NIKE, Inc. Class B	43,300	3,210

Trading Companies & Distributors 0.79%
Fastenal Co.	21,300	1,114
Total Common Stocks (cost $139,961,561)		140,511
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 1.04%

Repurchase Agreement
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $1,550,000 of U.S. Treasury Note at 2.00% due 8/15/2025; value: $1,500,836; proceeds: $1,467,889 (cost $1,467,770)	$1,468	$1,468
Total Investments in Securities 100.95% (cost $141,429,331)		141,979
Liabilities in Excess of Other Assets(b) (0.95)%		(1,340)
Net Assets 100.00%		$140,639

(a)	Foreign security traded in U.S. dollars.
(b)	Liabilities in Excess of Other Assets include net unrealized depreciation on futures contracts as follows:

Open Futures Contracts at December 31, 2018:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
E-Mini S&P 500 Index	March 2019	9	Long	$1,128,869	$1,127,340	$(1,529)

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$140,511	$–	$–	$140,511
Short-Term Investments
Repurchase Agreement	–	1,468	–	1,468
Total	$140,511	$1,468	$–	$141,979

Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(2)	–	–	(2)
Total	$(2)	$–	$–	$(2)

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $141,429,331)	$141,979,022
Deposits with brokers for futures collateral	54,000
Receivables:
Interest and dividends	191,145
Capital shares sold	46,338
From advisor (See Note 3)	38,604
Variation margin for futures contracts	8,748
Prepaid expenses	719
Total assets	142,318,576
LIABILITIES:
Payables:
Capital shares reacquired	1,423,032
Management fee	96,131
Directors’ fees	24,398
Fund administration	5,127
Accrued expenses	130,557
Total liabilities	1,679,245
NET ASSETS	$140,639,331
COMPOSITION OF NET ASSETS:
Paid-in capital	$140,171,100
Total distributable earnings	468,231
Net Assets	$140,639,331
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	10,434,515
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.48

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends	$4,527,099
Interest	14,461
Total investment income	4,541,560
Expenses:
Management fee	1,331,599
Non 12b-1 service fees	443,615
Shareholder servicing	190,528
Fund administration	71,019
Professional	51,808
Reports to shareholders	38,487
Custody	13,234
Directors’ fees	6,313
Other	21,239
Gross expenses	2,167,842
Expense reductions (See Note 9)	(4,147)
Fees waived and expenses reimbursed (See Note 3)	(596,101)
Net expenses	1,567,594
Net investment income	2,973,966
Net realized and unrealized gain (loss):
Net realized gain on investments	13,972,002
Net realized gain on futures contracts	16,764
Net realized gain on foreign currency related transactions	4,111
Net change in unrealized appreciation/depreciation on investments	(24,278,640)
Net change in unrealized appreciation/depreciation on futures contracts	(6,223)
Net realized and unrealized loss	(10,291,986)
Net Decrease in Net Assets Resulting From Operations	$(7,318,020)

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2018	December 31, 2017
Operations:
Net investment income	$2,973,966	$3,069,437
Net realized gain on investments, futures contracts and foreign currency related transactions	13,992,877	10,163,338
Net change in unrealized appreciation/depreciation on investments and futures contracts	(24,284,863)	18,400,668
Net increase (decrease) in net assets resulting from operations	(7,318,020)	31,633,443
Distributions to shareholders(1)	(17,013,093)	(13,592,687)
Capital share transactions (See Note 14):
Proceeds from sales of shares	32,964,166	21,128,282
Reinvestment of distributions	17,013,093	13,592,687
Cost of shares reacquired	(77,228,521)	(31,869,957)
Net increase (decrease) in net assets resulting from capital share transactions	(27,251,262)	2,851,012
Net increase (decrease) in net assets	(51,582,375)	20,891,768
NET ASSETS:
Beginning of year	$192,221,706	$171,329,938
End of year	$140,639,331	$192,221,706
Distributions in excess of net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions was net investment income $(3,082,034) and net realized gain $(10,510,653).
(2)	The SEC eliminated the requirement to disclose distributions in excess of net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(21,797).

14	See Notes to Financial Statements.

This page is intentionally left blank.

15

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:

				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
12/31/2018	$16.02	$0.27	$(1.03)	$(0.76)	$(0.30)	$(1.48)	$(1.78)
12/31/2017	14.47	0.26	2.49	2.75	(0.27)	(0.93)	(1.20)
12/31/2016	13.60	0.28	1.78	2.06	(0.25)	(0.94)	(1.19)
12/31/2015	15.55	0.27	(0.60)	(0.33)	(0.27)	(1.35)	(1.62)
12/31/2014	16.27	0.27	1.60	1.87	(0.29)	(2.30)	(2.59)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

		Total
		expenses
Net		after			Net
asset		waivers		Net	assets,	Portfolio
value,	Total	and/or reim-	Total	investment	end of	turnover
end of	return(b)	bursements	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$13.48	(4.67)	0.88	1.22	1.68	$140,639	58
16.02	19.12	0.85	1.21	1.71	192,222	58
14.47	15.10	0.85	1.25	1.89	171,330	75
13.60	(2.13)	0.85	1.28	1.76	105,016	70
15.55	11.54	0.85	1.25	1.63	118,300	79

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Calibrated Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

18

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an

19

Notes to Financial Statements (continued)

agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

20

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of .41% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Effective May 1, 2018 and continuing through April 30, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .90%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .85%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

21

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 was as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$5,997,659	$9,776,911
Net long-term capital gains	11,015,434	3,815,776
Total distributions paid	$17,013,093	$13,592,687

As of December 31, 2018, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$8,827
Undistributed long-term capital gains	2,882,207
Total undistributed earnings	2,891,034
Temporary differences	(826,491)
Unrealized losses – net	(1,596,312)
Total accumulated gains – net	$468,231

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $802,094 during fiscal year 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$143,573,805
Gross unrealized gain	6,379,846
Gross unrealized loss	(7,976,158)
Net unrealized security loss	$(1,596,312)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, certain distributions and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$102,147,075	$141,634,343

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $5,163,742 and sales of $744,984, which resulted in net realized gains of $92,801.

22

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500® Index futures contracts for the fiscal year ended December 31, 2018 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2018, the Fund had futures contracts with unrealized depreciation of $(1,529), which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $16,764 and $(6,223) are included in the Statement of Operations related to futures contracts under the captions Net realized gain on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the fiscal year was 9.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,467,770	$–	$1,467,770
Total	$1,467,770	$–	$1,467,770

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,467,770	$–	$–	$(1,467,770)	$–
Total	$1,467,770	$–	$–	$(1,467,770)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

23

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the

24

Notes to Financial Statements (concluded)

“Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions. During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market.

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

The Fund’s exposure to foreign companies and markets presents increased market, industry and sector, liquidity, currency, political and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

14	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	2,056,130	1,365,645
Reinvestment of distributions	1,257,879	854,365
Shares reacquired	(4,880,648)	(2,057,388)
Increase (decrease)	(1,566,639)	162,622

25

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calibrated Dividend Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Calibrated Dividend Growth Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

26

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

27

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

28

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett, (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

29

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

30

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett In 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

31

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, which included the approval of a proposal to reduce the management fee schedule effective May 1, 2019, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmark as of various periods ended

32

Approval of Advisory Contract (continued)

August 31, 2018. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods and took into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement, as revised with a reduced management fee schedule effective May 1, 2019, should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates under the terms of the current Agreement, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. The Board further considered that the Fund’s management fee schedule would be reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the reduced management fee schedule, which included a

33

Approval of Advisory Contract (concluded)

breakpoint in the management fee schedule, in conjunction with the proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement, as revised, was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

34

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 75% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $3,207,095 and $11,015,434, respectively, represent short-term capital gains and long-term capital gains.

35

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Calibrated Dividend Growth Portfolio	SFCS-PORT-3 (02/19)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Classic Stock Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Classic Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Classic Stock Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned -7.80%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Index1, which returned –4.78% over the same period.

Domestic equity returns were negative over the past year, with large cap stocks, as represented by the S&P 500® Index2, falling –4.38% during the period, while small cap stocks, as represented by the Russell 2000® Index3, were down –11.01%. During the period, there were several market-moving events. Notably, Congress passed the largest rewrite of the U.S. tax code in decades, which went into effect in January 2018. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into the third quarter with trade tensions mounting between the U.S. and China. In December, the White House announced a trade truce

1

between the U.S. and China following a meeting between President Trump and President Xi Jinping at the G20 summit. The U.S. agreed to maintain a 10% tariff rate on $200 billion worth of Chinese imports at the start of 2019 as opposed to the originally planned 25% tariff rate. In return, China agreed to purchase a substantial amount of U.S. agriculture, industrial, and energy products to further reduce the trade imbalance. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50%–1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25%–2.50%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November and partially reversed October’s losses, however the S&P 500 returned to negative territory in December, posting its worst month since February 2009.

Stock selection within the financials and information technology sectors detracted from relative performance over the period. Within the financials sector, the Fund’s holding of Citizens Financial Group, Inc., a regional bank, was one of the top detractors. Shares of the firm sold off as investors grew wary of the relatively high deposit beta, whereby the firm gives individual depositors higher returns for their cash than its peers. In turn, the firm may face higher costs. The Fund’s holding of SVB Financial Group, a financial services company, also detracted from relative performance. Shares of SVB Financial decreased following Investor Day in December as investors were disappointed with the 2019 outlook, and more specifically, expressed disappointment with potentially lower margin expansion due to fewer projected rate hikes by the Fed. In the back half of 2018, most banks underperformed as a result of intensified late cycle concerns surrounding net interest margin contraction and increasing credit costs. Additionally, within the information technology sector, NVIDIA Corp., a computer graphics processor manufacturer, detracted from relative performance. Shares of NVIDIA sold off after management issued revenue guidance of $2.7 billion, which fell drastically short of expectations of $3.4 billion.

Conversely, stock selection within the consumer discretionary and health care sectors contributed positively to relative performance during the period. Within the

2

consumer discretionary sector, O’Reilly Automotive, Inc., an automotive aftermarket parts retailer, was a top contributor to relative performance. Shares of O’Reilly Automotive rose following favorable economic conditions, benefits from its expansive distribution network, and increases in average miles driven and vehicle age. The Fund’s position in Yum! Brands, Inc., a quick service restaurant franchise, also contributed to relative performance. Shares of the company increased following the announcement of a partnership with GrubHub as well as solid second quarter results with both the top and bottom lines beating consensus estimates. Within the industrials sector, CSX Corp., a rail based freight transportation company, contributed the most to relative performance. Shares of CSX rose throughout the year after activist activity resulted in management changes, which brought about a turnaround strategy that resulted in a successful third quarter, where the firm reported doubled earnings per share year over year.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000 Index® measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell 1000® Index and the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

	Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	10 years
Class VC	–7.80%	5.55%	9.92%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/18 –
	7/1/18	12/31/18	12/31/18
Class VC
Actual	$1,000.00	$ 908.40	$4.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Communication Services	14.00%
Consumer Discretionary	8.14%
Consumer Staples	7.20%
Energy	5.95%
Financials	14.43%
Health Care	13.08%
Industrials	8.80%
Information Technology	13.83%
Materials	3.57%
Real Estate	2.16%
Utilities	2.44%
Repurchase Agreement	6.40%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 94.92%

Auto Components 1.05%
Lear Corp.	1,904	$234

Banks 6.70%
Citizens Financial Group, Inc.	10,189	303
East West Bancorp, Inc.	3,241	141
Signature Bank	4,144	426
SVB Financial Group*	1,059	201
Wells Fargo & Co.	9,293	428
Total		1,499

Beverages 2.28%
Coca-Cola Co. (The)	10,781	510

Biotechnology 2.73%
Vertex Pharmaceuticals, Inc.*	3,686	611

Capital Markets 3.23%
Charles Schwab Corp. (The)	5,708	237
Morgan Stanley	12,240	485
Total		722

Chemicals 2.19%
DowDuPont, Inc.	9,162	490

Commercial Banks 0.44%
Royal Bank of Scotland Group PLC ADR	17,446	98

Consumer Finance 1.73%
Discover Financial Services	6,581	388

Diversified Telecommunication Services 0.72%
AT&T, Inc.	5,656	161

Electric: Utilities 2.47%
NextEra Energy, Inc.	3,179	553

Electrical Equipment 2.62%
AMETEK, Inc.	5,362	363
Hubbell, Inc.	2,260	225
Total		588
		Fair
		Value
Investments	Shares	(000)
Energy Equipment & Services 1.80%
Halliburton Co.	7,035	$187
National Oilwell Varco, Inc.	8,373	215
Total		402

Entertainment 7.78%
Netflix, Inc.*	3,568	955
Nintendo Co. Ltd. ADR	10,150	336
Walt Disney Co. (The)	4,105	450
Total		1,741

Equity Real Estate Investment Trusts 2.19%
Prologis, Inc.	8,350	490

Food & Staples Retailing 2.56%
Walmart, Inc.	6,141	572

Food Products 0.63%
Mondelez International, Inc. Class A	3,537	142

Health Care Equipment & Supplies 2.69%
Baxter International, Inc.	9,155	603

Health Care Providers & Services 1.55%
Anthem, Inc.	1,317	346

Hotels, Restaurants & Leisure 1.99%
Yum! Brands, Inc.	4,850	446

Household Products 1.00%
Clorox Co. (The)	1,459	225

Industrial Conglomerates 2.84%
Honeywell International, Inc.	4,811	636

Information Technology Services 1.01%
Worldpay, Inc. Class A*	2,967	227

Insurance 2.55%
Chubb Ltd. (Switzerland)(a)	2,058	266
Hartford Financial Services Group, Inc. (The)	6,843	304
Total		570

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
Interactive Media & Services 5.70%
Alphabet, Inc. Class A*	879	$918
Tencent Holdings Ltd. ADR	9,070	358
Total		1,276

Internet & Direct Marketing Retail 1.96%
Alibaba Group Holding Ltd. ADR*	3,205	439

Machinery 2.98%
Caterpillar, Inc.	790	101
Parker-Hannifin Corp.	1,410	210
Stanley Black & Decker, Inc.	2,972	356
Total		667

Media 1.24%
Charter Communications, Inc. Class A*	644	184
Interpublic Group of Cos., Inc. (The)	1,769	36
Omnicom Group, Inc.	779	57
Total		277

Metals & Mining 1.43%
Nucor Corp.	4,175	216
Steel Dynamics, Inc.	3,459	104
Total		320

Oil, Gas & Consumable Fuels 4.24%
EOG Resources, Inc.	2,952	258
Marathon Petroleum Corp.	6,920	408
Noble Energy, Inc.	15,085	283
Total		949

Pharmaceuticals 6.30%
Bristol-Myers Squibb Co.	3,420	178
Jazz Pharmaceuticals plc (Ireland)*(a)	850	105
Johnson & Johnson	5,276	681
Novartis AG ADR	5,199	446
Total		1,410

Road & Rail 0.48%
CSX Corp.	1,724	107
		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 0.80%
Texas Instruments, Inc.	1,888	$178

Software 6.96%
Microsoft Corp.	15,352	1,559

Specialty Retail 2.01%
Foot Locker, Inc.	3,133	166
O’Reilly Automotive, Inc.*	827	285
Total		451

Technology Hardware, Storage & Peripherals 5.25%
Apple, Inc.	5,536	873
HP, Inc.	14,799	303
Total		1,176

Tobacco 0.82%
Philip Morris International, Inc.	2,764	185
Total Common Stocks (cost $21,228,795)		21,248

	Principal
	Amount
	(000)

SHORT-TERM INVESTMENT 6.49%

Repurchase Agreement

Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $1,445,000 of U.S. Treasury Note at 2.875% due 7/31/2025; value: $1,482,717; proceeds: $1,453,608 (cost $1,453,491)	$1,454	1,454
Total Investments in Securities 101.41% (cost $22,682,286)		22,702
Liabilities in Excess of Other Assets (1.41)%		(316)
Net Assets 100.00%		$22,386

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$21,248	$–	$–	$21,248
Short-Term Investments
Repurchase Agreement	–	1,454	–	1,454
Total	$21,248	$1,454	$–	$22,702

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $22,682,286)	$22,701,810
Receivables:
Investment securities sold	50,937
Interest and dividends	28,291
From advisor (See Note 3)	11,300
Capital shares sold	1,220
Prepaid expenses	209
Total assets	22,793,767
LIABILITIES:
Payables:
Investment securities purchased	311,975
Management fee	13,870
Directors’ fees	6,819
Capital shares reacquired	3,117
Fund administration	793
Accrued expenses	70,908
Total liabilities	407,482
NET ASSETS	$22,386,285
COMPOSITION OF NET ASSETS:
Paid-in capital	$20,630,171
Total distributable earnings	1,756,114
Net Assets	$22,386,285
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,207,618
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$10.14

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $6,004)	$597,379
Interest	5,839
Total investment income	603,218
Expenses:
Management fee	282,467
Non 12b-1 service fees	100,729
Shareholder servicing	43,456
Professional	42,387
Reports to shareholders	31,738
Fund administration	16,141
Custody	3,078
Directors’ fees	1,514
Other	6,990
Gross expenses	528,500
Expense reductions (See Note 8)	(917)
Fees waived and expenses reimbursed (See Note 3)	(131,357)
Net expenses	396,226
Net investment income	206,992
Net realized and unrealized gain (loss):
Net realized gain on investments	5,103,494
Net change in unrealized appreciation/depreciation on investments	(6,949,108)
Net realized and unrealized loss	(1,845,614)
Net Decrease in Net Assets Resulting From Operations	$(1,638,622)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2018	December 31, 2017
Operations:
Net investment income	$206,992	$333,417
Net realized gain on investments	5,103,494	3,973,533
Net change in unrealized appreciation/depreciation on investments	(6,949,108)	2,600,901
Net increase (decrease) in net assets resulting from operations	(1,638,622)	6,907,851
Distributions to shareholders(1)	(4,327,282)	(4,031,127)
Capital share transactions (See Note 13):
Proceeds from sales of shares	8,154,149	1,448,843
Reinvestment of distributions	4,327,282	4,031,127
Cost of shares reacquired	(29,336,653)	(8,346,425)
Net decrease in net assets resulting from capital share transactions	(16,855,222)	(2,866,455)
Net increase (decrease) in net assets	(22,821,126)	10,269
NET ASSETS:
Beginning of year	$45,207,411	$45,197,142
End of year	$22,386,285	$45,207,411
Distributions in excess of net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions was Net investment income $(358,909) and Net realized gain $(3,672,218).
(2)	The SEC eliminated the requirement to disclose distributions in excess of net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(6,310).

12	See Notes to Financial Statements.

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13

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
12/31/2018	$13.33	$0.07	$(1.11)	$(1.04)	$(0.10)	$(2.05)	$(2.15)
12/31/2017	12.51	0.10	1.99	2.09	(0.11)	(1.16)	(1.27)
12/31/2016	11.66	0.14	1.31	1.45	(0.13)	(0.47)	(0.60)
12/31/2015	14.15	0.11	(0.23)	(0.12)	(0.11)	(2.26)	(2.37)
12/31/2014	14.77	0.10	1.25	1.35	(0.11)	1.86	(1.97)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
Net		after			Net
asset		waivers		Net	assets,	Portfolio
value,	Total	and/or reim-	Total	investment	end of	turnover
end of	return(b)	bursements	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)
$10.14	(7.80)	0.98	1.31	0.51	$22,386	30
13.33	16.84	0.95	1.26	0.75	45,207	71
12.51	12.44	0.95	1.33	1.20	45,197	100
11.66	(0.90)	0.95	1.32	0.78	33,643	100
14.15	9.14	0.95	1.30	0.68	43,297	50

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Classic Stock Portfolio (the “Fund”).

The Fund’s investment objective is growth of capital and growth of income consistent with reasonable risk. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used

17

Notes to Financial Statements (continued)

to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.70%
Next $1 billion	.65%
Over $2 billion	.60%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of .38% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

Effective May 1, 2018 and continuing through April 30, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.00%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.95%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 were as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$655,200	$1,067,214
Net long-term capital gains	3,672,082	2,963,913
Total distributions paid	$4,327,282	$4,031,127

As of December 31, 2018, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$4,003
Undistributed long-term capital gains	2,149,527
Total undistributed earnings	2,153,530
Temporary differences	(406,302)
Unrealized gains – net	8,886
Total accumulated gains – net	$1,756,114

19

Notes to Financial Statements (continued)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $399,483 during fiscal year 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$22,692,924
Gross unrealized gain	1,768,857
Gross unrealized loss	(1,759,971)
Net unrealized security gain	$8,886

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$11,655,177	$32,879,718

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,453,491	$—	$1,453,491
Total	$1,453,491	$—	$1,453,491

20

Notes to Financial Statements (continued)

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,453,491	$–	$–	$(1,453,491)	$–
Total	$1,453,491	$–	$–	$(1,453,491)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of

21

Notes to Financial Statements (continued)

$250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large-cap value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to its investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	635,290	108,740
Reinvestment of distributions	410,828	302,332
Shares reacquired	(2,230,364)	(631,764)
Decrease	(1,184,246)	(220,692)

22

Notes to Financial Statements (concluded)

14.	SUBSEQUENT EVENT

On January 29, 2019, the Board of Directors of the Company approved a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved. It is anticipated that the liquidation and dissolution of the Fund will be completed on or about August 1, 2019 (the “Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan.

At any time before the Liquidation Date, shareholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus. As stated in the prospectus, Fund shares are not offered directly to the public. Rather, Fund shares are offered only to separate accounts of certain insurance companies. Variable contract owners may not purchase or redeem Fund shares directly and should contact their insurance company for information on how the liquidation of the Fund will impact them.

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Classic Stock Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Classic Stock Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014)

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett In 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods and took

30

Approval of Advisory Contract (continued)

into account recent changes to the portfolio management team and other actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was above the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s

31

Approval of Advisory Contract (concluded)

investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 87% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $467,859 and $3,672,082, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Classic Stock Portfolio	SFCLASS-PORT-3 (02/19)

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio

Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Developing Growth Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned 4.88%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned –9.31% over the same period.

Domestic equity returns were negative over the past year, with large cap stocks, as represented by the S&P 500® Index,2 falling –4.38% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were down –11.01%.

During the period, there were several market-moving events. Notably, Congress passed the largest rewrite of the U.S. tax code in decades, which went into effect in January 2018. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The

1

aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. In December, the White House announced a trade truce between the U.S. and China following a meeting between President Trump and President Xi Jinping at the G20 summit. The U.S. agreed to maintain a 10% tariff rate on $200 billion worth of Chinese imports at the start of 2019 as opposed to the originally planned 25% tariff rate. In return, China agreed to purchase a substantial amount of U.S. agriculture, industrial, and energy products to further reduce the trade imbalance. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.–Mexico–Canada Agreement.

In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50%–1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25%–2.50%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November and partially reversed October’s losses, however the S&P 500® returned to negative territory in December, posting its worst month since February 2009.

The leading contributor to the Fund’s relative performance during the reporting period was security selection in the information technology sector. Within this sector, the Fund’s holdings of Twilio, Inc., a provider of a cloud-based communications software platform, contributed most to relative performance. Shares of Twilio benefited from the firm’s ability to capitalize on its vast and growing addressable market, through the introduction of new products like Flex, a cloud contact application, and expansion of the firm’s footprint with its acquisition of SendGrid, Inc. Another contributor to relative performance within this sector during the reporting period was the Fund’s position in Everbridge, Inc., a developer of critical event management software and applications. Shares of Everbridge appreciated as the company reported successive quarters of robust revenue and earnings growth, while continuing to expand internationally and completing a key acquisition of Unified Messaging Systems ASA.

Security selection within the health care sector also positively impacted the Fund’s relative performance during the reporting period. Within this sector, the Fund’s holdings of Foundation Medicine, Inc., a molecular diagnostic company,

2

contributed as Roche Holding AG acquired the firm in an effort to expand Roche’s existing capabilities.

The leading detractors from the Fund’s performance relative to the benchmark during the reporting period were security selection in and an underweight to the financials sector. Within this sector, the Fund’s position in Western Alliance Bancorporation, a provider of various banking services, detracted. Shares of Western Alliance Bancoporation declined as investors were concerned about a possible moderation in growth due to increased competition for loans among banks and non-banks. Another detractor within the sector was the Fund’s position in CenterState Banks, Inc., a bank holding company. U.S. banks, like Western Alliance and CenterState, faced headwinds during the latter half of the year as investors expected commercial and industrial loan growth to slow, while the industry continued to face tougher competition from non-bank lenders and corporate clients.

Security selection in the communication services (formerly telecommunication services) sector also detracted from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Eventbrite, Inc., an operator of a self-service online ticketing platform, detracted. Following the September initial public offering, shares of Eventbrite declined during the period as investors were concerned about valuation and the pending expiration of a share lockup. Additionally, though it beat consensus estimates in its first public reporting, Eventbrite’s performance was not of the magnitude that investors expected.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

3

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Years	Life of Class
Class VC2	4.88%	4.79%	12.14%

[1] Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.	[2] The Class VC shares commenced operations on April 23, 2010. Performance for the Class began on May 1, 2010.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/18-
	7/1/18	12/31/18	12/31/18
Class VC
Actual	$1,000.00	$852.30	$4.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Communication Services	3.79%
Consumer Discretionary	19.23%
Consumer Staples	3.25%
Energy	0.93%
Financials	3.05%
Health Care	26.94%
Industrials	14.13%
Information Technology	25.49%
Repurchase Agreement	3.19%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

See Notes to Financial Statements.	7

Schedule of Investments

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 96.78%

Aerospace & Defense 3.87%
Aerovironment, Inc.*	16,099	$1,094
Axon Enterprise, Inc.*	12,987	568
Curtiss-Wright Corp.	4,494	459
Total		2,121

Auto Components 0.76%
Fox Factory Holding Corp.*	7,075	417

Banks 2.79%
CenterState Bank Corp.	23,896	503
Webster Financial Corp.	8,637	426
Western Alliance Bancorp*	7,252	286
Wintrust Financial Corp.	4,744	315
Total		1,530

Biotechnology 11.11%
Agios Pharmaceuticals, Inc.*	4,595	212
Allogene Therapeutics, Inc.*	9,963	268
Amarin Corp. plc ADR*	23,684	322
Argenx SE ADR*	4,560	438
Audentes Therapeutics, Inc.*	6,756	144
Blueprint Medicines Corp.*	7,928	427
CareDx, Inc.*	23,206	583
Denali Therapeutics, Inc.*	20,015	414
Emergent BioSolutions, Inc.*	7,579	449
FibroGen, Inc.*	3,797	176
Immunomedics, Inc.*	13,577	194
Loxo Oncology, Inc.*	5,592	783
Myovant Sciences Ltd. (United Kingdom)*(a)	23,329	383
Repligen Corp.*	14,719	776
Sage Therapeutics, Inc.*	2,605	250
Sarepta Therapeutics, Inc.*	2,408	263
Total		6,082

Building Products 1.17%
Trex Co., Inc.*	10,771	639
		Fair
		Value
Investments	Shares	(000)
Capital Markets 0.25%
Evercore, Inc. Class A	1,913	$137

Communications Equipment 0.25%
Acacia Communications, Inc.*	3,571	136

Construction & Engineering 0.78%
NV5 Global, Inc.*	7,050	427

Diversified Consumer Services 6.61%
Bright Horizons Family Solutions, Inc.*	7,722	861
Chegg, Inc.*	45,921	1,305
Grand Canyon Education, Inc.*	10,523	1,012
Strategic Education, Inc.	3,461	392
Weight Watchers International, Inc.*	1,320	51
Total		3,621

Electrical Equipment 1.66%
Generac Holdings, Inc.*	18,290	909

Energy Equipment & Services 0.93%
Cactus, Inc. Class A*	18,529	508

Entertainment 1.84%
Live Nation Entertainment, Inc.*	3,603	177
World Wrestling Entertainment, Inc. Class A	11,128	832
Total		1,009

Food & Staples Retailing 2.00%
BJ’s Wholesale Club Holdings, Inc.*	27,906	618
Sprouts Farmers Market, Inc.*	20,195	475
Total		1,093

Food Products 1.25%
Calavo Growers, Inc.	9,377	684

Health Care Equipment & Supplies 11.45%
Glaukos Corp.*	21,400	1,202
Haemonetics Corp.*	5,148	515
Inogen, Inc.*	1,119	139

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
Health Care Equipment & Supplies (continued)
Insulet Corp.*	8,953	$710
iRhythm Technologies, Inc.*	11,974	832
Masimo Corp.*	7,368	791
Penumbra, Inc.*	8,820	1,078
Tandem Diabetes Care, Inc.*	26,384	1,002
Total		6,269

Health Care Providers & Services 1.99%
Guardant Health, Inc.*	11,245	423
HealthEquity, Inc.*	11,128	664
Total		1,087

Health Care Technology 1.46%
Inspire Medical Systems, Inc.*	12,278	519
Teladoc, Inc.*	5,613	278
Total		797

Hotels, Restaurants & Leisure 3.69%
Dave & Buster’s Entertainment, Inc.	9,559	426
Planet Fitness, Inc. Class A*	29,685	1,592
Total		2,018

Household Durables 2.28%
iRobot Corp.*	9,219	772
Roku, Inc.*	8,241	252
Sonos, Inc.*	22,604	222
Total		1,246

Information Technology Services 3.44%
EPAM Systems, Inc.*	3,716	431
Okta, Inc.*	12,943	826
Twilio, Inc. Class A*	7,023	627
Total		1,884

Interactive Media & Services 1.95%
Cargurus, Inc.*	15,827	534
Eventbrite, Inc. Class A*	19,199	534
Total		1,068
		Fair
		Value
Investments	Shares	(000)
Internet & Direct Marketing Retail 2.82%
Etsy, Inc.*	28,785	$1,369
Stamps.com, Inc.*	1,114	174
Total		1,543

Leisure Products 0.93%
Malibu Boats, Inc. Class A*	14,557	507

Machinery 3.60%
Chart Industries, Inc.*	7,978	519
Proto Labs, Inc.*	4,276	482
RBC Bearings, Inc.*	7,394	969
Total		1,970

Pharmaceuticals 0.93%
GW Pharmaceuticals plc ADR*	5,234	510

Professional Services 2.35%
Insperity, Inc.	13,797	1,288

Semiconductors & Semiconductor Equipment 2.48%
Inphi Corp.*	4,279	137
Monolithic Power Systems, Inc.	5,464	635
Semtech Corp.*	12,790	587
Total		1,359

Software 19.31%
Alteryx, Inc. Class A*	10,860	646
Anaplan, Inc.*	12,651	336
Appian Corp.*	8,945	239
Coupa Software, Inc.*	11,574	728
Elastic NV*	4,959	355
Everbridge, Inc.*	17,660	1,002
Five9, Inc.*	24,752	1,082
HubSpot, Inc.*	5,186	652
Mimecast Ltd.*	18,294	615
New Relic, Inc.*	9,676	783
Paycom Software, Inc.*	4,590	562
Paylocity Holding Corp.*	8,611	519
RingCentral, Inc. Class A*	10,215	842
SendGrid, Inc.*	19,438	839

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
Software (continued)
Trade Desk, Inc. (The) Class A*	6,779	$787
Zendesk, Inc.*	1,223	71
Zscaler, Inc.*	13,139	515
Total		10,573

Specialty Retail 1.37%
At Home Group, Inc.*	22,412	418
National Vision Holdings, Inc.*	11,757	331
Total		749

Textiles, Apparel & Luxury Goods 0.77%
Canada Goose Holdings, Inc. (Canada)*(a)	9,690	424

Trading Companies & Distributors 0.69%
Air Lease Corp.	12,588	380
Total Common Stocks (cost $54,143,572)		52,985
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 3.19%

Repurchase Agreement

Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $1,840,000 of U.S. Treasury Note at 2.00% due 8/15/2025; value: $1,781,637; proceeds: $1,746,151 (cost $1,746,010)	$1,746	$1,746
Total Investments in Securities 99.97% (cost $55,889,582)		54,731
Other Assets in Excess of Liabilities 0.03%		18
Net Assets 100.00%		$54,749

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$52,985	$–	$–	$52,985
Short-Term Investment
Repurchase Agreement	–	1,746	–	1,746
Total	$52,985	$1,746	$–	$54,731

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $55,889,582)	$54,730,505
Receivables:
Capital shares sold	150,274
From advisor (See Note 3)	21,178
Interest and dividends	5,304
Prepaid expenses	242
Total assets	54,907,503
LIABILITIES:
Payables:
Management fee	35,509
Capital shares reacquired	33,026
Directors’ fees	3,552
Fund administration	1,894
Accrued expenses	84,929
Total liabilities	158,910
NET ASSETS	$54,748,593
COMPOSITION OF NET ASSETS:
Paid-in capital	$56,547,658
Total distributable earnings (loss)	(1,799,065)
Net Assets	$54,748,593
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	2,192,230
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$24.97

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends	$148,575
Interest	19,037
Total investment income	167,612
Expenses:
Management fee	410,572
Non 12b-1 service fees	137,067
Shareholder servicing	57,255
Professional	40,655
Reports to shareholders	29,618
Fund administration	21,897
Custody	10,910
Directors’ fees	1,915
Other	7,609
Gross expenses	717,498
Expense reductions (See Note 8)	(1,332)
Fees waived and expenses reimbursed (See Note 3)	(203,141)
Net expenses	513,025
Net investment loss	(345,413)
Net realized and unrealized gain (loss):
Net realized gain on investments	8,921,414
Net change in unrealized appreciation/depreciation on investments	(8,760,781)
Net realized and unrealized gain	160,633
Net Decrease in Net Assets Resulting From Operations	$(184,780)

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2018	December 31, 2017
Operations:
Net investment loss	$(345,413)	$(178,826)
Net realized gain on investments	8,921,414	3,225,081
Net change in unrealized appreciation/depreciation on investments	(8,760,781)	5,999,258
Net increase (decrease) in net assets resulting from operations	(184,780)	9,045,513
Distributions to shareholders	(8,137,620)	–
Capital share transactions (See Note 13):
Proceeds from sales of shares	30,041,903	9,093,518
Reinvestment of distributions	8,137,608	–
Cost of shares reacquired	(14,766,834)	(7,085,462)
Net increase in net assets resulting from capital share transactions	23,412,677	2,008,056
Net increase in net assets	15,090,277	11,053,569
NET ASSETS:
Beginning of year	$39,658,316	$28,604,747
End of year	$54,748,593	$39,658,316
Accumulated net investment loss(1)	$–	$–

(1)	The SEC eliminated the requirement to disclose accumulated net investment loss in 2018. For the year ended December 31, 2017, the accumulated net investment income was $(2,269).

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2018	$28.18	$(0.21)	$ 1.41	$ 1.20	$(4.41)	$24.97
12/31/2017	21.69	(0.13)	6.62	6.49	—	28.18
12/31/2016	22.28	(0.07)	(0.52)	(0.59)	—	21.69
12/31/2015	24.46	(0.14)	(1.86)	(2.00)	(0.18)	22.28
12/31/2014	23.74	(0.16)	1.03	0.87	(0.15)	24.46

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
4.88	0.94	1.31	(0.63)	$54,749	112
29.92	0.90	1.38	(0.52)	39,658	103
(2.60)	0.90	1.51	(0.34)	28,605	222
(8.21)	0.90	1.56	(0.56)	28,882	197
3.71	0.90	2.02	(0.68)	17,494	235

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy

17

Notes to Financial Statements (continued)

is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of 0.38% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Effective May 1, 2018 and continuing through April 30, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating

18

Notes to Financial Statements (continued)

expenses to an annual rate of 0.95%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.90%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2018 and fiscal year ended December 31, 2017 was as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$1,901,367	$0
Net long-term capital gains	6,236,253	0
Total distributions paid	$8,137,620	$0

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Temporary differences	$(450,576)
Unrealized losses – net	(1,348,489)
Total accumulated losses – net	$(1,799,065)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $447,024 during fiscal year 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

19

Notes to Financial Statements (continued)

Tax cost	$56,078,994
Gross unrealized gain	4,496,871
Gross unrealized loss	(5,845,360)
Net unrealized security loss	$(1,348,489)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2018 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total
distributable	Paid-in
earnings (loss)	Capital
$461	$(461)

The permanent differences are primarily attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$72,259,373	$58,793,988

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $249,174 and sales of $2,805 which resulted in net realized gains of $1,350.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$1,746,010	$–	$1,746,010
Total	$1,746,010	$–	$1,746,010

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,746,010	$–	$–	$(1,746,010)	$–
Total	$1,746,010	$–	$–	$(1,746,010)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated

21

Notes to Financial Statements (continued)

Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions. During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to marker fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. The shares of small and mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate

22

Notes to Financial Statements (concluded)

exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Shares sold	893,328	371,336
Reinvestment of distributions	338,785	–
Shares reacquired	(447,289)	(282,612)
Increase	784,824	88,724

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Developing Growth Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Developing Growth Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-year period (ranking in the 1st percentile of the peer

30

Approval of Advisory Contract (continued)

group), and below the median of the performance peer group for the three- and five-year periods and took into account recent changes to the portfolio management team and other actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

31

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 8% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $1,901,367 and $6,236,253, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Developing Growth Portfolio	SFDG-PORT-3 (02/19)

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Fundamental Equity Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned -8.16%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index1, which returned –8.27% over the same period.

Domestic equity returns were negative over the past year, with large cap stocks, as represented by the S&P 500® Index2, falling –4.38% during the period, while small cap stocks, as represented by the Russell 2000® Index3, were down –11.01%. During the period, there were several market-moving events. Notably, Congress passed the largest rewrite of the U.S. tax code in decades, which went into effect in January 2018. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into the third quarter with trade tensions mounting between the U.S. and China. In December, the White House announced a trade truce

1

between the U.S. and China following a meeting between President Trump and President Xi Jinping at the G20 summit. The U.S. agreed to maintain a 10% tariff rate on $200 billion worth of Chinese imports at the start of 2019 as opposed to the originally planned 25% tariff rate. In return, China agreed to purchase a substantial amount of U.S. agriculture, industrial, and energy products to further reduce the trade imbalance. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50%-1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25%-2.50%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November and partially reversed October’s losses, however the S&P 500® returned to negative territory in December, posting its worst month since February 2009.

Stock selection within the consumer discretionary and health care sectors contributed positively to relative performance during the period. Within the consumer discretionary sector, O’Reilly Automotive, Inc., an automotive aftermarket parts retailer, contributed the most to relative performance. Shares of O’Reilly Automotive rose following favorable economic conditions, benefits from its expansive distribution network, and increases in average miles driven and vehicle age. The Fund’s position in Yum! Brands, Inc., a quick service restaurant franchise, also contributed to relative performance. Shares of the company increased following the announcement of a partnership with GrubHub Inc. as well as solid second quarter results with both the top and bottom lines beating consensus estimates. Within the health care sector, Merck & Co., Inc., a health care solutions provider, contributed the most to relative performance. Shares of Merck rose throughout the year as investors grew hopeful of the potential for income growth from the large portfolio of high-margin drugs as well as a full pipeline of new drugs.

Conversely, stock selection within the financials and materials sectors detracted from relative performance over the period. Within the financials sector, the Fund’s holding of Citizens Financial Group, Inc., a regional bank, was the top detractor. Shares of the firm sold off as investors grew wary of the relatively high deposit beta, whereby the firm gives individual depositors higher

2

returns for their cash than its peers. In turn, the firm may face higher costs. The Fund’s holding of SVB Financial Group, a financial services company, also detracted from relative performance. Shares of SVB Financial decreased following Investor Day in December as investors were disappointed with the 2019 outlook, and more specifically, expressed disappointment with potentially lower margin expansion due to fewer projected rate hikes by the Fed. In the back half of 2018, most banks underperformed as a result of intensified late-cycle concerns surrounding net interest margin contraction and increasing credit costs. Additionally, within the materials sector, DowDuPont Inc., a multinational chemical company, detracted from relative performance. Shares trailed as the market focused on the potential contagion effect from lower oil prices on customer destocking.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Index, Russell 3000® Value Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Class VC	-8.16%	4.36%	10.28%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/18	12/31/18	7/1/18 – 12/31/18
Class VC
Actual	$1,000.00	$947.60	$5.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Communication Services	7.28%
Consumer Discretionary	7.70%
Consumer Staples	6.78%
Energy	10.01%
Financials	19.79%
Health Care	16.60%
Industrials	8.25%
Information Technology	8.23%
Materials	4.02%
Real Estate	2.69%
Utilities	4.64%
Repurchase Agreement	4.01%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2018

Investments	Shares		Fair Value (000)
COMMON STOCKS 98.83%

Airlines 0.86%
Delta Air Lines, Inc.		35,896	$1,791

Auto Components 0.97%
Lear Corp.		16,374	2,012

Banks 15.20%
Bank of America Corp.		294,527	7,257
Citizens Financial Group, Inc.		99,837	2,968
Comerica, Inc.		44,424	3,051
East West Bancorp, Inc.		48,845	2,126
JPMorgan Chase & Co.		86,321	8,427
Royal Bank of Scotland Group plc(a)	GBP	197,457	548
Signature Bank		16,113	1,657
SVB Financial Group*		7,268	1,380
Wells Fargo & Co.		90,333	4,163
Total			31,577

Beverages 2.35%
Coca-Cola Co. (The)		57,721	2,733
PepsiCo, Inc.		19,500	2,154
Total			4,887

Biotechnology 0.72%
Gilead Sciences, Inc.		23,800	1,489

Capital Markets 0.43%
Goldman Sachs Group, Inc. (The)		5,324	889

Chemicals 2.68%
DowDuPont, Inc.		104,300	5,578

Communications Equipment 3.61%
Cisco Systems, Inc.		173,200	7,505

Consumer Finance 0.97%
Discover Financial Services		34,068	2,009
Investments	Shares	Fair Value (000)
Diversified Telecommunication Services 4.26%
AT&T, Inc.	96,369	$2,751
Verizon Communications, Inc.	108,400	6,094
Total		8,845

Electric: Utilities 4.78%
Duke Energy Corp.	54,545	4,707
NextEra Energy, Inc.	30,052	5,224
Total		9,931

Electrical Equipment 3.10%
AMETEK, Inc.	64,086	4,338
Hubbell, Inc.	21,198	2,106
Total		6,444

Energy Equipment & Services 0.97%
National Oilwell Varco, Inc.	78,504	2,017

Entertainment 1.96%
Walt Disney Co. (The)	37,091	4,067

Equity Real Estate Investment Trusts 2.77%
Boston Properties, Inc.	15,173	1,708
Prologis, Inc.	68,893	4,045
Total		5,753

Food & Staples Retailing 2.17%
Walmart, Inc.	48,489	4,517

Food Products 0.84%
Mondelez International, Inc.
Class A	43,563	1,744

Health Care Equipment & Supplies 2.55%
Abbott Laboratories	40,100	2,901
Boston Scientific Corp.*	67,972	2,402
Total		5,303

Health Care Providers & Services 1.57%
Anthem, Inc.	12,395	3,255

Hotels, Restaurants & Leisure 1.61%
Yum! Brands, Inc.	36,311	3,338

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	Fair Value (000)
Industrial Conglomerates 2.44%
Honeywell International, Inc.	38,304	$5,061

Insurance 3.77%
Chubb Ltd. (Switzerland)(b)	34,950	4,515
Hartford Financial Services Group, Inc. (The)	74,863	3,327
Total		7,842

Interactive Media & Services 1.28%
Alphabet, Inc. Class A*	2,552	2,667

Internet & Direct Marketing Retail 0.23%
Alibaba Group Holding Ltd. ADR*	3,463	475

Machinery 1.61%
Stanley Black & Decker, Inc.	27,869	3,337

Media 0.43%
Interpublic Group of Cos., Inc. (The)	16,718	345
Omnicom Group, Inc.	7,365	539
Total		884

Metals & Mining 1.45%
Nucor Corp.	39,262	2,034
Steel Dynamics, Inc.	32,673	982
Total		3,016

Multi-Line Retail 0.70%
Dollar Tree, Inc.*	16,048	1,449

Oil, Gas & Consumable Fuels 9.34%
Chevron Corp.	67,768	7,373
ConocoPhillips	25,989	$1,620
EOG Resources, Inc.	4,741	413
Marathon Petroleum Corp.	65,300	3,853
Noble Energy, Inc.	149,237	2,800
Royal Dutch Shell plc Class A ADR	57,312	3,340
Total		19,399
Investments	Shares	Fair Value (000)
Personal Products 1.12%
Unilever NV Registered Shares (United Kingdom)(b)	43,388	$2,334

Pharmaceuticals 12.25%
Allergan plc	17,652	2,359
Jazz Pharmaceuticals plc (Ireland)*(b)	8,026	995
Johnson & Johnson	61,609	7,950
Merck & Co., Inc.	90,132	6,887
Novartis AG ADR	14,925	1,281
Pfizer, Inc.	136,991	5,980
Total		25,452

Road & Rail 0.48%
CSX Corp.	16,202	1,007

Semiconductors & Semiconductor Equipment 0.52%
Intel Corp.	22,942	1,077

Software 2.97%
Microsoft Corp.	49,264	5,004
Oracle Corp.	25,805	1,165
Total		6,169

Specialty Retail 4.01%
Foot Locker, Inc.	29,579	1,573
Home Depot, Inc. (The)	22,353	3,841
O’Reilly Automotive, Inc.*	8,442	2,907
Total		8,321

Technology Hardware, Storage & Peripherals 1.37%
HP, Inc.	139,673	2,858

Tobacco 0.49%
Philip Morris International, Inc.	15,120	1,009
Total Common Stocks (cost $219,466,092)		205,308

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 4.13%

Repurchase Agreement
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $8,645,000 of U.S. Treasury Note at 2.750% due 2/15/2028; value: $8,744,513; proceeds: $8,573,301 (cost $8,572,611)	$8,573	$8,573
Total Investments in Securities 102.96% (cost $228,038,703)		213,881
Liabilities in Excess of Other Assets (2.96)%		(6,153)
Net Assets 100.00%		$207,728

ADR	American Depositary Receipt.
GBP	British pound.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Banks	$31,029	$548	$–	$31,577
Remaining Industries	173,731	–	–	173,731
Short-Term Investment
Repurchase Agreement	–	8,573	–	8,573
Total	$204,760	$9,121	$–	$213,881

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $228,038,703)	$213,880,734
Receivables:
Investment securities sold	1,013,849
Interest and dividends	318,630
Capital shares sold	35,620
Prepaid expenses	1,375
Total assets	215,250,208
LIABILITIES:
Payables:
Capital shares reacquired	4,863,670
Investment securities purchased	2,206,005
Management fee	138,019
Directors’ fees	55,759
Fund administration	7,361
Accrued expenses	251,890
Total liabilities	7,522,704
NET ASSETS	$207,727,504
COMPOSITION OF NET ASSETS:
Paid-in capital	$223,909,492
Total distributable earnings (loss)	(16,181,988)
Net Assets	$207,727,504
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	14,703,843
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.13

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $98,050)	$7,510,113
Interest	54,013
Total investment income	7,564,126
Expenses:
Management fee	2,500,718
Non 12b-1 service fees	832,384
Shareholder servicing	358,462
Fund administration	133,371
Professional	47,202
Reports to shareholders	39,097
Directors’ fees	12,397
Custody	10,783
Other	38,663
Gross expenses	3,973,077
Expense reductions (See Note 8)	(7,529)
Fees waived and expenses reimbursed (See Note 3)	(46,900)
Net expenses	3,918,648
Net investment income	3,645,478
Net realized and unrealized gain (loss):
Net realized gain on investments	33,830,697
Net change in unrealized appreciation/depreciation on investments	(62,035,949)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,012)
Net realized and unrealized loss	(28,206,264)
Net Decrease in Net Assets Resulting From Operations	$(24,560,786)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income	$3,645,478	$3,855,557
Net realized gain on investments	33,830,697	31,007,779
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(62,036,961)	10,765,589
Net increase (decrease) in net assets resulting from operations	(24,560,786)	45,628,925
Distributions to shareholders(1)	(39,892,158)	(33,180,215)
Capital share transactions (See Note 13):
Proceeds from sales of shares	169,751,566	13,642,490
Reinvestment of distributions	39,892,159	33,180,215
Cost of shares reacquired	(326,261,878)	(57,991,110)
Net decrease in net assets resulting from capital share transactions	(116,618,153)	(11,168,405)
Net increase (decrease) in net assets	(181,071,097)	1,280,305
NET ASSETS:
Beginning of year	$388,798,601	$387,518,296
End of year	$207,727,504	$388,798,601
Distributions in excess of net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions was net investment income $(3,948,579) and net realized gain $(29,231,636).
(2)	The SEC eliminated the requirement to disclose distributions in excess of net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(51,644).

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2018	$18.86	$0.20	$(1.78)	$(1.58)	$(0.28)	$(2.87)	$(3.15)
12/31/2017	18.30	0.19	2.10	2.29	(0.21)	(1.52)	(1.73)
12/31/2016	16.28	0.23	2.34	2.57	(0.21)	(0.34)	(0.55)
12/31/2015	18.61	0.16	(0.79)	(0.63)	(0.21)	(1.49)	(1.70)
12/31/2014	21.03	0.09	1.43	1.52	(0.10)	(3.84)	(3.94)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$14.13	(8.16)	1.18	1.19	1.09	$207,728	117
18.86	12.57	1.15	1.19	1.01	388,799	106
18.30	15.74	1.15	1.20	1.36	387,518	132
16.28	(3.44)	1.15	1.21	0.90	261,006	135
18.61	7.14	1.15	1.19	0.43	442,860	132

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent

17

Notes to Financial Statements (continued)

buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of .74% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

18

Notes to Financial Statements (continued)

For the period January 1, 2018 through April 30, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.15%. Effective May 1, 2018, Lord Abbett discontinued the agreement.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to ..25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 was as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$11,597,508	$24,955,446
Net long-term capital gains	28,294,650	8,224,769
Total distributions paid	$39,892,158	$33,180,215

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$30,467
Total undistributed earnings	30,467
Temporary differences	(118,220)
Unrealized losses – net	(16,094,235)
Total accumulated losses – net	$(16,181,988)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $62,461 during fiscal year 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

19

Notes to Financial Statements (continued)

Tax cost	$229,973,957
Gross unrealized gain	5,299,015
Gross unrealized loss	(21,392,238)
Net unrealized security loss	$(16,093,223)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$379,447,935	$527,896,269

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $550,712 and sales of $5,322,097, which resulted in net realized gains of $15,723.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$8,572,611	$–	$8,572,611
Total	$8,572,611	$–	$8,572,611

20

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$8,572,611	$–	$–	$(8,572,611)	$–
Total	$8,572,611	$–	$–	$(8,572,611)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the

21

Notes to Financial Statements (continued)

“Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity securities as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. Large value stocks, in which the Fund invests a significant portion of its assets, may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. Mid-cap and small-cap company stocks in which the Fund may invest may be more volatile and less liquid than large-cap stocks, especially over the short term. The market may fail to recognize the intrinsic value of a particular value stock for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities

22

Notes to Financial Statements (concluded)

at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	9,227,349	723,908
Reinvestment of distributions	2,819,102	1,762,529
Shares reacquired	(17,955,994)	(3,047,575)
Decrease	(5,909,543)	(561,138)

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fundamental Equity Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014)

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett In 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, which included the approval of a proposal to reduce the management fee schedule effective May 1, 2019, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmarks. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was above the

30

Approval of Advisory Contract (continued)

median of the performance peer group for the one-, three-, and ten-year periods and below the median of the performance peer group for the five-year period. The Board also took into account recent changes to the portfolio management team and other actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement, as revised with a reduced management fee schedule effective May 1, 2019, should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates under the terms of the current Agreement, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was above the median of the expense peer group. The Board further considered that the Fund’s management fee schedule would be reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the reduced management fee schedule, which included certain

31

Approval of Advisory Contract (concluded)

breakpoints in the management fee schedule, in conjunction with the proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement, as revised, was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 59% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $8,079,141 and $28,294,650, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio	SFFE-PORT-3 (02/19)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Supplemental Information to Shareholders

Lord Abbett Series Fund — Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth and Income Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned -8.14%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index1, which returned -8.27% over the same period.

Domestic equity returns were negative over the past year, with large cap stocks, as represented by the S&P 500® Index2, falling -4.38% during the period, while small cap stocks, as represented by the Russell 2000® Index3, were down -11.01%. During the period, there were several market-moving events. Notably, Congress passed the largest rewrite of the U.S. tax code in decades, which went into effect in January 2018. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into the third quarter with trade tensions mounting between the U.S. and China. In December, the White House announced a trade truce between

1

the U.S. and China following a meeting between President Trump and President Xi Jinping at the G20 summit. The U.S. agreed to maintain a 10% tariff rate on $200 billion worth of Chinese imports at the start of 2019 as opposed to the originally planned 25% tariff rate. In return, China agreed to purchase a substantial amount of U.S. agriculture, industrial, and energy products to further reduce the trade imbalance. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50%-1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25%-2.50%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November and partially reversed October’s losses, however the S&P 500 returned to negative territory in December, posting its worst month since February 2009.

Stock selection within the consumer discretionary and health care sectors contributed positively to relative performance during the period. Within the consumer discretionary sector, the Fund’s position in Yum! Brands, Inc., a quick service restaurant franchise, contributed to relative performance. Shares of the company increased following the announcement of a partnership with GrubHub Inc. as well as solid second quarter results with both the top and bottom lines beating consensus estimates. The Fund’s position in O’Reilly Automotive, Inc., an automotive aftermarket parts retailer, contributed the most to relative performance. Shares of O’Reilly Automotive rose following favorable economic conditions, benefits from its expansive distribution network, and increases in average miles driven and vehicle age. Within the health care sector, Merck & Co., Inc., a health care solutions provider, contributed the most to relative performance. Shares of Merck rose throughout the year as investors grew hopeful of the potential for income growth from the large portfolio of high-margin drugs as well as a full pipeline of new drugs.

Conversely, stock selection within the financials and materials sectors detracted from relative performance over the period. Within the financials sector, the Fund’s holding of Citizens Financial Group, a regional bank, was a top detractor. Shares of the firm sold off as investors grew wary of the relatively high deposit beta, whereby

2

the firm gives individual depositors higher returns for their cash than its peers. In turn, the firm may face higher costs. The Fund’s holding of SVB Financial Group, a financial services company, also detracted from relative performance. Shares of SVB Financial decreased following Investor Day in December as investors were disappointed with the 2019 outlook, and more specifically, expressed disappointment with potentially lower margin expansion due to fewer projected rate hikes by the Fed. In the back half of 2018, most banks underperformed as a result of intensified late-cycle concerns surrounding net interest margin contraction and increasing credit costs. Additionally, within the materials sector, DowDuPont Inc., a multinational chemical company, detracted from relative performance. Shares trailed as the market focused on the potential contagion effect from lower oil prices on customer destocking.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Class VC	–8.14%	4.99%	9.80%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/18 –
	7/1/18	12/31/18	12/31/18
Class VC
Actual	$1,000.00	$ 947.10	$4.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Communication Services	6.81%
Consumer Discretionary	7.06%
Consumer Staples	6.71%
Energy	9.92%
Financials	20.25%
Health Care	16.85%
Industrials	8.32%
Information Technology	9.15%
Materials	4.00%
Real Estate	2.65%
Utilities	4.65%
Repurchase Agreement	3.63%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 96.83%

Airlines 0.83%
Delta Air Lines, Inc.	90,616	$4,522

Auto Components 1.00%
Lear Corp.	44,500	5,467

Banks 14.94%
Bank of America Corp.	795,270	19,595
Citizens Financial Group, Inc.	259,925	7,728
Comerica, Inc.	112,669	7,739
East West Bancorp, Inc.	124,341	5,413
JPMorgan Chase & Co.	220,765	21,551
Royal Bank of Scotland Group plc (United Kingdom)(a)	506,992	1,406
Signature Bank	42,115	4,330
SVB Financial Group*	18,369	3,489
Wells Fargo & Co.	229,968	10,597
Total		81,848

Beverages 2.28%
Coca-Cola Co. (The)	148,916	7,051
PepsiCo, Inc.	49,400	5,458
Total		12,509

Biotechnology 0.69%
Gilead Sciences, Inc.	60,878	3,808

Capital Markets 0.84%
Goldman Sachs Group, Inc. (The)	27,450	4,585

Chemicals 2.60%
DowDuPont, Inc.	265,831	14,217

Communications Equipment 3.22%
Cisco Systems, Inc.	407,470	17,656

Consumer Finance 0.94%
Discover Financial Services	87,073	5,135

Diversified Telecommunication Services 4.11%
AT&T, Inc.	249,148	7,111
		Fair
		Value
Investments	Shares	(000)
Verizon Communications, Inc.	274,220	$15,416
Total		22,527

Electric: Utilities 4.68%
Duke Energy Corp.	140,599	12,133
NextEra Energy, Inc.	77,521	13,475
Total		25,608

Electrical Equipment 3.13%
AMETEK, Inc.	171,051	11,580
Hubbell, Inc.	56,023	5,565
Total		17,145

Energy Equipment & Services 0.96%
National Oilwell Varco, Inc.	203,872	5,239

Entertainment 1.43%
Walt Disney Co. (The)	71,479	7,838

Equity Real Estate Investment Trusts 2.66%
Boston Properties, Inc.	37,908	4,266
Prologis, Inc.	175,235	10,290
Total		14,556

Food & Staples Retailing 2.10%
Walmart, Inc.	123,443	11,499

Food Products 0.81%
Mondelez International, Inc. Class A	110,341	4,417

Health Care Equipment & Supplies 2.72%
Abbott Laboratories	120,929	8,747
Boston Scientific Corp.*	173,673	6,137
Total		14,884

Health Care Providers & Services 1.53%
Anthem, Inc.	31,947	8,390

Hotels, Restaurants & Leisure 0.96%
Yum! Brands, Inc.	57,083	5,247

Industrial Conglomerates 2.35%
Honeywell International, Inc.	97,591	12,894

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
Insurance 3.62%
Chubb Ltd. (Switzerland)(a)	87,256	$11,272
Hartford Financial Services Group, Inc. (The)	192,647	8,563
Total		19,835

Interactive Media & Services 1.30%
Alphabet, Inc. Class A*	6,821	7,128

Internet & Direct Marketing Retail 0.23%
Alibaba Group Holding Ltd. ADR*	9,102	1,248

Machinery 1.58%
Stanley Black & Decker, Inc.	72,375	8,666

Media 0.42%
Interpublic Group of Cos., Inc. (The)	43,785	903
Omnicom Group, Inc.	18,890	1,384
Total		2,287

Metals & Mining 1.43%
Nucor Corp.	101,972	5,283
Steel Dynamics, Inc.	84,063	2,525
Total		7,808

Multi-Line Retail 0.68%
Dollar Tree, Inc.*	41,039	3,707

Oil, Gas & Consumable Fuels 9.01%
Chevron Corp.	172,201	18,734
ConocoPhillips	66,168	4,126
EOG Resources, Inc.	11,986	1,045
Marathon Petroleum Corp.	168,613	9,950
Noble Energy, Inc.	371,727	6,974
Royal Dutch Shell plc Class A ADR	146,036	8,509
Total		49,338
		Fair
		Value
Investments	Shares	(000)
Personal Products 1.08%
Unilever NV Registered Shares (United Kingdom)(a)	110,060	$5,921

Pharmaceuticals 11.98%
Allergan plc	44,461	5,943
Jazz Pharmaceuticals plc (Ireland)*(a)	20,680	2,563
Johnson & Johnson	166,623	21,503
Merck & Co., Inc.	224,707	17,170
Novartis AG ADR	38,076	3,267
Pfizer, Inc.	348,062	15,193
Total		65,639

Road & Rail 0.47%
CSX Corp.	41,345	2,569

Semiconductors & Semiconductor Equipment 1.10%
Intel Corp.	128,914	6,050

Software 3.52%
Microsoft Corp.	126,593	12,858
Oracle Corp.	142,738	6,445
Total		19,303

Specialty Retail 3.82%
Foot Locker, Inc.	76,208	4,054
Home Depot, Inc. (The)	55,256	9,494
O’Reilly Automotive, Inc.*	21,376	7,361
Total		20,909

Technology Hardware, Storage & Peripherals 1.34%
HP, Inc.	359,855	7,363

Tobacco 0.47%
Philip Morris International, Inc.	38,229	2,552
Total Common Stocks (cost $536,865,637)		530,314

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 3.65%

Repurchase Agreement
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $19,840,000 of U.S. Treasury Note at 2.875% due 7/31/2025; value: $20,357,864; proceeds: $19,958,873 (cost $19,957,265)	$19,957	$19,957
Total Investments in Securities 100.48% (cost $556,822,902)		550,271
Liabilities in Excess of Other Assets (0.48)%		(2,604)
Net Assets 100.00%		$547,667

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks
Bank	$80,442	$1,406	$–	$81,848
Remaining Industries	448,466	–	–	448,466
Short-Term Investment
Repurchase Agreement	–	19,957	–	19,957
Total	$528,908	$21,363	$–	$550,271

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $556,822,902)	$550,270,908
Receivables:
Investment securities sold	2,517,611
Capital shares sold	1,096,127
Interest and dividends	744,920
Prepaid expenses	3,370
Total assets	554,632,936
LIABILITIES:
Payables:
Investment securities purchased	5,711,101
Management fee	238,773
Directors’ fees	200,950
Capital shares reacquired	159,772
Fund administration	19,102
Accrued expenses	636,101
Total liabilities	6,965,799
NET ASSETS	$547,667,137
COMPOSITION OF NET ASSETS:
Paid-in capital	$552,472,246
Total distributable earnings (loss)	(4,805,109)
Net Assets	$547,667,137
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	17,869,598
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$30.65

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $184,099)	$14,510,201
Interest and other	122,972
Total investment income	14,633,173
Expenses:
Management fee	3,209,808
Non 12b-1 service fees	1,604,035
Shareholder servicing	688,178
Fund administration	256,785
Professional	60,735
Reports to shareholders	59,677
Directors’ fees	22,777
Custody	9,324
Other	73,043
Gross expenses	5,984,362
Expense reductions (See Note 8)	(14,889)
Net expenses	5,969,473
Net investment income	8,663,700
Net realized and unrealized gain (loss):
Net realized gain on investments	49,459,494
Net change in unrealized appreciation/depreciation on investments	(106,553,534)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(2,598)
Net realized and unrealized loss	(57,096,638)
Net Decrease in Net Assets Resulting From Operations	$(48,432,938)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
DECREASE IN NET ASSETS	December 31, 2018	December 31, 2017
Operations:
Net investment income	$8,663,700	$8,775,945
Net realized gain on investments	49,459,494	70,166,662
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(106,556,132)	8,637,716
Net increase (decrease) in net assets resulting from operations	(48,432,938)	87,580,323
Distributions to shareholders(1)	(56,851,415)	(75,753,325)
Capital share transactions (See Note 13):
Proceeds from sales of shares	18,918,349	17,368,355
Reinvestment of distributions	56,833,112	75,753,394
Cost of shares reacquired	(119,363,930)	(126,934,815)
Net decrease in net assets resulting from capital share transactions	(43,612,469)	(33,813,066)
Net decrease in net assets	(148,896,822)	(21,986,068)
NET ASSETS:
Beginning of year	$696,563,959	$718,550,027
End of year	$547,667,137	$696,563,959
Distributions in excess of net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions was net investment income $(9,018,929) and net realized gain $(66,734,396).
(2)	The SEC eliminated the requirement to disclose distributions in excess of net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(205,674).

12	See Notes to Financial Statements.

This page is intentionally left blank.

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-	Net
	value	invest-	and	ment	invest-	Net	Total
	beginning	ment	unrealized	oper-	ment	realized	distri-
	of period	income(a)	gain (loss)	ations	income	gain	butions
12/31/2018	$ 37.15	$ 0.50	$ (3.53)	$(3.03)	$ (0.52)	$ (2.95)	$(3.47)
12/31/2017	36.72	0.48	4.39	4.87	(0.53)	(3.91)	(4.44)
12/31/2016	32.21	0.52	4.99	5.51	(0.52)	(0.48)	(1.00)
12/31/2015	35.54	0.40	(1.43)	(1.03)	(0.44)	(1.86)	(2.30)
12/31/2014	33.24	0.22	2.33	2.55	(0.25)	–	(0.25)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net				Net
asset			Net	assets,	Portfolio
value,	Total	Total	investment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)
$30.65	(8.14)	0.93	1.35	$547,667	89
37.15	13.38	0.93	1.26	696,564	97
36.72	17.11	0.94	1.54	718,550	98
32.21	(2.86)	0.94	1.15	724,298	105
35.54	7.65	0.93	0.65	882,379	122

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund’s Variable Contract class shares (“Class VC Shares”), are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

16

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of asset and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and

17

Notes to Financial Statements (continued)

to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2018, the effective management fee paid to Lord Abbett was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to

18

Notes to Financial Statements (continued)

.25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 were as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$19,004,931	$33,415,693
Net long-term capital gains	37,846,484	42,337,632
Total distributions paid	$56,851,415	$75,753,325

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$65,313
Undistributed long-term capital gains	7,092,454
Total undistributed earnings	7,157,767
Temporary differences	(4,254,656)
Unrealized losses – net	(7,708,220)
Total accumulated losses – net	$(4,805,109)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $4,053,706 during fiscal year 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$557,976,530
Gross unrealized gain	29,814,977
Gross unrealized loss	(37,520,599)
Net unrealized security loss	$(7,705,622)

19

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$554,895,909	$653,735,630

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $997,326 and sales of $4,250,702 which resulted in net realized gains of $207,353.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$19,957,265	$–	$19,957,265
Total	$19,957,265	$–	$19,957,265

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$19,957,265	$–	$–	$(19,957,265)	$–
Total	$19,957,265	$–	$–	$(19,957,265)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

20

Notes to Financial Statements (continued)

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the

21

Notes to Financial Statements (concluded)

Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary emergency purposes subject to the limitations and conditions. During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to its investments in multinational companies, foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Shares sold	532,820	459,722
Reinvestment of distributions	1,833,178	2,044,858
Shares reacquired	(3,246,152)	(3,324,857)
Decrease	(880,154)	(820,277)

22

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth and Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Growth and Income Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

23

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

24

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

25

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

27

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett In 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

28

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one-, three-, five-, and ten-year periods and took into account recent changes to the portfolio management team and other actions taken by Lord

29

Approval of Advisory Contract (continued)

Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s

30

Approval of Advisory Contract (concluded)

investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888–522–2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388.

Tax Information

For corporate shareholders, 72% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $10,612,215 and $37,846,484, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth and Income Portfolio	LASFGI-3 (02/19)

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund – Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned -2.89%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index,1 which returned -4.75% over the same period.

Domestic equity returns were negative over the past year, with large cap stocks, as represented by the S&P 500® Index,2 falling –4.38% during the period, while small cap stocks, as represented by the Russell 2000® Index,3 were down –11.01%. During the period, there were several market-moving events. Notably, Congress passed the largest rewrite of the U.S. tax code in decades, which went into effect in January 2018. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. In December, the White House announced a

1

trade truce between the U.S. and China following a meeting between President Trump and President Xi Jinping at the G20 summit. The U.S. agreed to maintain a 10% tariff rate on $200 billion worth of Chinese imports at the start of 2019 as opposed to the originally planned 25% tariff rate. In return, China agreed to purchase a substantial amount of U.S. agriculture, industrial, and energy products to further reduce the trade imbalance. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.–Mexico–Canada Agreement.

In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50%–1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25%–2.50%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November and partially reversed October’s losses, however the S&P 500® returned to negative territory in December, posting its worst month since February 2009.

Security selection within the industrials sector contributed to relative performance during the trailing 12-month period. Within the sector, the Fund’s position in Cintas Corp., a supply and uniform rental company, contributed most to relative performance. Shares of Cintas rose as investors expected cost synergies and improving revenue from its acquisition of G&K Services, Inc. to accelerate revenue growth. Another contributor to relative performance within this sector during the reporting period was the Fund’s position in Expeditors International of Washington, Inc., a provider of global logistics services. Shares of Expeditors International appreciated as price increases continued to strengthen operating margins due to steady demand.

Security selection within the financials sector also contributed to relative performance during the period. Within this sector, the Fund’s positioning in shares of Goosehead Insurance, Inc., an insurance holding company, contributed. Shares of Goosehead steadily rose following the initial public offering in May as robust revenue growth and a continued increase in the company’s sales force and franchises outpaced expectations.

Security selection within the energy sector detracted from relative performance during the period. Within this sector, the Fund’s position in Cimarex Energy Co., an independent oil and gas production company, detracted. Shares of Cimarex came under pressure as headwinds within

2

the Permian Basin caused differentials between oil and gas prices to increase, impacting Cimarex’s cash flow. Shares of Parsley Energy, Inc., an oil and natural gas firm, also detracted as investors’ increasing concerns over a supply glut in oil and a slowdown in global economic growth caused Western Texas Intermediate prices to plummet.

During the period, security selection in the consumer staples sector also detracted from relative performance. Specifically, the

Fund’s position in Brown-Forman Corp., an alcoholic beverage distributor, detracted. Shares of Brown-Forman declined as European tariffs led to weaker sales growth and investors were concerned about the firm’s valuation.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Class VC	–2.89%	5.65%	12.73%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
			7/1/18 –
	7/1/18	12/31/18	12/31/18
Class VC
Actual	$1,000.00	$929.90	$5.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Communication Services	1.88%
Consumer Discretionary	15.13%
Consumer Staples	2.91%
Energy	1.07%
Financials	8.00%
Health Care	16.01%
Industrials	16.65%
Information Technology	30.86%
Materials	5.48%
Real Estate	1.79%
Repurchase Agreement	0.22%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6

Schedule of Investments

December 31, 2018

Investments	Shares	Fair Value (000)
COMMON STOCKS 103.97%

Aerospace & Defense 1.66%
TransDigm Group, Inc.*	3,253	$1,106

Air Freight & Logistics 1.01%
Expeditors International of Washington, Inc.	9,859	671

Banks 1.41%
First Republic Bank	5,384	468
Western Alliance Bancorp*	11,943	472
Total		940

Beverages 1.56%
Brown-Forman Corp. Class B	21,864	1,040

Biotechnology 3.92%
Amarin Corp. plc ADR*	9,005	123
AnaptysBio, Inc.*	3,534	225
BioMarin Pharmaceutical, Inc.*	9,196	783
Myovant Sciences Ltd. (United Kingdom)*(a)	19,630	322
Neurocrine Biosciences, Inc.*	4,936	352
Sarepta Therapeutics, Inc.*	3,233	353
Vertex Pharmaceuticals, Inc.*	2,719	451
Total		2,609

Building Products 1.54%
Allegion plc (Ireland)(a)	12,817	1,022

Capital Markets 4.22%
E*TRADE Financial Corp.	15,227	668
MarketAxess Holdings, Inc.	2,864	605
Moody’s Corp.	6,666	934
MSCI, Inc.	4,041	596
Total		2,803

Chemicals 1.86%
Ashland Global Holdings, Inc.	6,359	451
Axalta Coating Systems Ltd.*	14,264	334
FMC Corp.	6,090	451
Total		1,236
Investments	Shares	Fair Value (000)
Commercial Services & Supplies 2.02%
Cintas Corp.	3,372	$567
Healthcare Services Group, Inc.	19,323	776
Total		1,343

Construction Materials 1.53%
Vulcan Materials Co.	10,296	1,017

Consumer Finance 0.74%
SLM Corp.*	59,437	494

Containers & Packaging 2.32%
Avery Dennison Corp.	9,750	876
Owens-Illinois, Inc.*	38,560	665
Total		1,541

Diversified Consumer Services 1.04%
Service Corp. International	17,102	689

Electrical Equipment 2.35%
AMETEK, Inc.	13,055	884
Hubbell, Inc.	6,862	681
Total		1,565

Electronic Equipment, Instruments & Components 1.56%
Keysight Technologies, Inc.*	9,112	566
Trimble, Inc.*	14,419	474
Total		1,040

Equity Real Estate Investment Trusts 1.87%
SBA Communications Corp.*	7,673	1,242

Health Care Equipment & Supplies 5.00%
ABIOMED, Inc.*	1,407	457
Align Technology, Inc.*	2,736	573
Edwards Lifesciences Corp.*	7,930	1,215
Insulet Corp.*	2,341	186
Teleflex, Inc.	3,457	893
Total		3,324

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	Fair Value (000)
Health Care Providers & Services 2.10%
Centene Corp.*	9,919	$1,143
Guardant Health, Inc.*	6,724	253
Total		1,396

Hotels, Restaurants & Leisure 4.22%
Aramark	32,328	937
Hilton Worldwide Holdings, Inc.	10,154	729
Norwegian Cruise Line Holdings Ltd.*	12,129	514
Vail Resorts, Inc.	2,983	629
Total		2,809

Household Products 1.46%
Church & Dwight Co., Inc.	14,804	974

Industrial Conglomerates 1.51%
Roper Technologies, Inc.	3,772	1,005

Information Technology Services 10.32%
DXC Technology Co.	8,781	467
Euronet Worldwide, Inc.*	6,943	711
Fidelity National Information Services, Inc.	10,732	1,100
FleetCor Technologies, Inc.*	3,463	643
Global Payments, Inc.	13,644	1,407
GoDaddy, Inc. Class A*	12,723	835
Square, Inc. Class A*	2,295	129
Total System Services, Inc.	9,372	762
Worldpay, Inc. Class A*	10,600	810
Total		6,864

Insurance 1.97%
Goosehead Insurance, Inc. Class A*	21,821	573
RenaissanceRe Holdings Ltd.	5,503	736
Total		1,309

Interactive Media & Services 1.96%
IAC/InterActiveCorp.*	5,473	1,002
Twitter, Inc.*	10,429	300
Total		1,302
Investments	Shares	Fair Value (000)
Internet & Direct Marketing Retail 0.54%
GrubHub, Inc.*	4,696	$361

Life Sciences Tools & Services 3.90%
Agilent Technologies, Inc.	10,496	708
Charles River Laboratories International, Inc.*	6,873	778
Illumina, Inc.*	1,133	340
Mettler-Toledo International, Inc.*	1,351	764
Total		2,590

Machinery 4.39%
Fortive Corp.	16,858	1,141
IDEX Corp.	7,623	962
Stanley Black & Decker, Inc.	6,826	817
Total		2,920

Multi-Line Retail 3.11%
Dollar General Corp.	11,692	1,264
Dollar Tree, Inc.*	8,933	807
Total		2,071

Oil, Gas & Consumable Fuels 1.12%
Cimarex Energy Co.	7,198	444
Parsley Energy, Inc. Class A*	18,729	299
Total		743

Pharmaceuticals 1.77%
Elanco Animal Health, Inc.*	12,060	380
Zoetis, Inc.	9,297	796
Total		1,176

Professional Services 1.05%
CoStar Group, Inc.*	2,060	695

Road & Rail 1.82%
Genesee & Wyoming, Inc. Class A*	7,664	567
J.B. Hunt Transport Services, Inc.	6,881	640
Total		1,207

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	Fair Value (000)
Semiconductors & Semiconductor Equipment 6.20%
Advanced Micro Devices, Inc.*	23,062	$426
Analog Devices, Inc.	8,742	750
Lam Research Corp.	4,830	658
MACOM Technology Solutions Holdings, Inc.*	13,002	189
Marvell Technology Group Ltd.	17,659	286
Microchip Technology, Inc.	5,778	415
Skyworks Solutions, Inc.	5,794	388
Universal Display Corp.	4,304	403
Xilinx, Inc.	7,128	607
Total		4,122

Software 12.61%
Anaplan, Inc.*	9,854	262
New Relic, Inc.*	6,126	496
Palo Alto Networks, Inc.*	5,144	969
PTC, Inc.*	5,062	420
Red Hat, Inc.*	6,811	1,196
RingCentral, Inc. Class A*	10,511	867
ServiceNow, Inc.*	9,949	1,771
Splunk, Inc.*	10,610	1,112
Ultimate Software Group, Inc. (The)*	5,266	1,289
Total		8,382

Specialty Retail 6.55%
Burlington Stores, Inc.*	8,463	1,377
O’Reilly Automotive, Inc.*	3,911	1,346
Tractor Supply Co.	9,430	787
Ulta Salon, Cosmetics & Fragrance, Inc.*	3,446	844
Total		4,354

Technology Hardware, Storage & Peripherals 0.92%
NetApp, Inc.	10,210	609

Textiles, Apparel & Luxury Goods 0.84%
Carter’s, Inc.	6,863	560
Total Common Stocks (cost $66,192,213)		69,131
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.23%

Repurchase Agreement
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $160,000 of U.S. Treasury Note at 2.00% due 8/15/2025 value: $154,925; proceeds: $151,488 (cost $151,476)	$151	$151
Total Investments in Securities 104.20% (cost $66,343,689)		69,282
Liabilities in Excess of Other Assets (4.20)%		(2,790)
Net Assets 100.00%		$66,492

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$69,131	$–	$–	$69,131
Short-Term Investment
Repurchase Agreement	–	151	–	151
Total	$69,131	$151	$–	$69,282

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $66,343,689)	$69,282,008
Receivables:
Investment securities sold	280,786
Capital shares sold	58,297
Interest and dividends	16,393
From advisor (See Note 3)	15,643
Prepaid expenses and other assets	141
Total assets	69,653,268
LIABILITIES:
Payables:
Capital shares reacquired	2,948,169
Management fee	48,076
Directors’ fees	19,822
Fund administration	2,404
Accrued expenses	142,841
Total liabilities	3,161,312
NET ASSETS	$66,491,956
COMPOSITION OF NET ASSETS:
Paid-in capital	$61,910,420
Total distributable earnings	4,581,536
Net Assets	$66,491,956
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,345,217
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$10.48

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends	$811,740
Interest	10,280
Total investment income	822,020
Expenses:
Management fee	967,531
Non 12b-1 service fees	302,041
Shareholder servicing	129,960
Fund administration	48,377
Professional	44,367
Reports to shareholders	37,242
Custody	4,771
Directors’ fees	4,569
Other	16,105
Gross expenses	1,554,963
Expense reductions (See Note 8)	(2,719)
Fees waived and expenses reimbursed (See Note 3)	(183,484)
Net expenses	1,368,760
Net investment loss	(546,740)
Net realized and unrealized gain (loss):
Net realized gain on investments	18,773,332
Net realized gain on foreign currency related transactions	49
Net change in unrealized appreciation/depreciation on investments	(18,439,611)
Net realized and unrealized gain	333,770
Net Decrease in Net Assets Resulting From Operations	$(212,970)

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment loss	$(546,740)	$(383,896)
Net realized gain on investments and foreign currency related transactions	18,773,381	6,248,087
Net change in unrealized appreciation/depreciation on investments	(18,439,611)	21,239,301
Net increase (decrease) in net assets resulting from operations	(212,970)	27,103,492
Distributions to shareholders(1)	(17,386,671)	(4,600,431)
Capital share transactions (See Note 13):
Proceeds from sales of shares	28,497,917	5,748,922
Reinvestment of distributions	17,386,647	4,600,431
Cost of shares reacquired	(95,994,025)	(22,386,775)
Net decrease in net assets resulting from capital share transactions	(50,109,461)	(12,037,422)
Net increase (decrease) in net assets	(67,709,102)	10,465,639
NET ASSETS:
Beginning of year	$134,201,058	$123,735,419
End of year	$66,491,956	$134,201,058
Accumulated net investment loss(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions represents realized gain.
(2)	The SEC eliminated the requirement to disclose accumulated net investment income in 2018. For the year ended December 31, 2017, the accumulated net investment loss was $(18,184).

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2018	$14.20	$(0.07)	$(0.42)	$(0.49)	$(3.23)	$10.48
12/31/2017	11.96	(0.04)	2.77	2.73	(0.49)	14.20
12/31/2016	11.88	(0.03)	0.18	0.15	(0.07)	11.96
12/31/2015	12.91	(0.06)	0.41	0.35	(1.38)	11.88
12/31/2014	15.25	(0.04)	0.95	0.91	(3.25)	12.91

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
(2.89)	1.13	1.29	(0.45)	$ 66,492	39
22.91	1.10	1.27	(0.29)	134,201	69
1.23	1.13	1.33	(0.25)	123,735	155
2.72	1.20	1.31	(0.42)	91,977	125
6.07	1.20	1.32	(0.28)	87,234	198

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable

Notes to Financial Statements (continued)

inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.80%
Next $1 billion	.75%
Next $1 billion	.70%
Over $3 billion	.65%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of 0.65% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

Effective May 1, 2018 and continuing through April 30, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.15%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.10%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 were as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$1,416,794	$1,521,325
Net long-term capital gains	15,969,877	3,079,106
Total distributions paid	$17,386,671	$4,600,431

As of December 31, 2018, the components of accumulated gains and losses on a tax-basis were as follows:

Undistributed long-term capital gains	$2,982,287
Total undistributed earnings	$2,982,287
Temporary differences	(359,564)
Unrealized gains – net	1,958,813
Total accumulated gains – net	$4,581,536

Notes to Financial Statements (continued)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $339,742 during fiscal year 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$67,323,195
Gross unrealized gain	7,041,497
Gross unrealized loss	(5,082,684)
Net unrealized security gain	$1,958,813

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$46,458,695	$111,822,621

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $367,380, and sales of $374,595, which resulted in net realized gains of $85,311.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$151,476	$–	$151,476
Total	$151,476	$–	$151,476

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$151,476	$–	$–	$(151,476)	$–
Total	$151,476	$–	$–	$(151,476)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated

21

Notes to Financial Statements (continued)

Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political,

22

Notes to Financial Statements (concluded)

information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	2,019,933	442,997
Reinvestment of distributions	1,664,823	326,154
Shares reacquired	(6,791,466)	(1,664,435)
Decrease	(3,106,710)	(895,284)

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Growth Opportunities Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014)

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

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Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett In 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, which included the approval of a proposal to reduce the management fee schedule effective May 1, 2019, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was below the

30

Approval of Advisory Contract (continued)

median of the performance peer group for the one-, three-, five-, and ten-year periods. The Board took into account recent changes to the portfolio management team and other actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement, as revised with a reduced management fee schedule effective May 1, 2019, should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates under the terms of the current Agreement, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was equal to the median of the expense peer group. The Board further considered that the Fund’s management fee schedule would be reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the reduced management fee schedule, which included certain

31

Approval of Advisory Contract (concluded)

breakpoints in the management fee schedule, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement, as revised, was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 74% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $1,416,794 and $15,969,877, respectively, represent short-term capital gains and long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio	LASFGO-3 (02/19)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—International Equity Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

20	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Equity Portfolio Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — International Equity Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned -18.34%, reflecting performance at the net asset value (NAV) of Class VC Shares with all distributions reinvested, compared to its benchmark, the MSCI ACWI ex-USA Index with Net Dividends1, which returned -14.20% over the same period.

Over the period, global equity markets experienced significant negative performance, despite most central banks remaining accommodative, interest rates remaining low, and unemployment steadily declining. In addition, corporate earnings continued to grow, while global economic growth has showed signs of peaking and plateauing. Overall, European markets (as measured by the EURO STOXX 50® Index2) fell roughly 18.4% in U.S. dollars for the period, while Japan’s Nikkei 2253 fell 10.35% in U.S. dollars.

In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50%-1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25%-2.50%. Meanwhile, other

1

central banks have continued their accommodative policies. The European Central Bank (ECB) has kept its benchmark refinancing rate unchanged at 0% since March 2016, and at its December 2018 meeting, the ECB confirmed the end of its asset purchase program (APP) later in the month. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at -0.1%, at its December 2018 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also maintained its upbeat view on Japan’s domestic economy despite slowing growth in China, uncertainty from Sino-U.S. trade dispute and volatile financial markets.

The International Monetary Fund lowered global growth estimates by 0.2 percentage points to 3.7% for both 2018 and 2019, reflecting “surprises that suppressed activity in early 2018 in some major advanced economies, the negative effects of the trade measures implemented or approved between April and mid-September, as well as a weaker outlook for some key emerging markets and developing economies arising from country-specific factors, tighter financial conditions, geopolitical tensions, and higher oil import bills”. Unemployment steadily declined in most developed countries, falling to 7.9% in the Euro area, 3.9% in the United States, 2.5% in Japan, and 3.8% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies.

Volatility, as measured by the VIX index, has crept back up this year after remaining near all-time low levels for most of 2017. Sources of tension throughout the year have come from aggressive U.S. trade posture with trade tensions mounting between the U.S. and China, remaining uncertainty regarding a potential hard “Brexit” outcome, and the gradual and continuous rise of rates by the Fed.

During the period, the Fund’s underperformance relative to its benchmark was driven by stock selection, particularly within the industrials and consumer discretionary sectors. Within the industrials sector, an overweight position in Loomis AB detracted from relative performance. Shares of the Swedish armored car services company fell as the long-term structural decline in the usage of cash in society put a damper on the valuation. Additionally, shares of en-japan inc. also detracted from relative performance. Shares of the Japanese internet-based recruiting solutions company declined amid structural concerns around Japan’s declining working-age population and general labor shortages.

Security selection in the consumer discretionary sector also detracted from relative performance. Within the consumer discretionary sector, an overweight position in GVC Holdings PLC detracted from relative performance. Shares of the

2

electronic gaming company fell after the U.K. budget announcement of an increase in remote gambling duty (RGD) as well as the implementation of maximum stakes for fixed-odds betting terminals.

Conversely, stock selection within the financials and real estate sectors contributed to relative performance over the period. Within the financials sector, shares of Swiss Life Holding AG contributed to relative performance. The Switzerland-based insurance company’s shares rose as it continues to make a strong case for better margins, more cash flow, and a commitment to attractive capital management. ASR Nederland N.V., a Netherlands-based insurance company, also contributed to relative performance. The company benefited as a result of new financial targets that were marginally better than expected, and from a continued focus on solvency ratios that have kept the company less sensitive to equity market declines.

Within the real estate sector, shares of Aroundtown SA, a Luxembourg-based real estate company, contributed to performance. The company has continued to benefit from its focus in regions with solid economic fundamentals and from the improvement of rental and occupancy levels in the German office property markets.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The MSCI ACWI (All Country World Index) ex-USA Index is a subset of the MSCI ACWI Index. The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Ex-USA Index with Gross Dividends approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. The MSCI ACWI Ex-USA Index with Net Dividends approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

2   The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal

and Spain. The Index has a fixed number of components and is part of the STOXX® blue-chip index family. The Index captures about 60% of the free-float market cap of the EURO STOXX® Total Market Index (TMI).

3   The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 that have been created are traded worldwide, and the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the first section of the Tokyo Stock Exchange.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted.

3

The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA® Index with Gross Dividends and the MSCI ACWI ex-USA® Index with Net Dividends, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Period Ended December 31, 2018
	1 Year	5 Years	Life of Class
Class VC2	–18.34%	–2.16%	1.98%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2   The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/18	12/31/18	7/1/18 – 12/31/18
Class VC
Actual	$1,000.00	$ 872.20	$4.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Communication Services	7.80%
Consumer Discretionary	10.85%
Consumer Staples	11.09%
Energy	6.27%
Financials	24.62%
Health Care	8.99%
Industrials	9.86%
Information Technology	6.32%
Materials	7.12%
Real Estate	2.71%
Utilities	0.96%
Repurchase Agreement	3.41%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 95.92%

Australia 1.65%

Metals & Mining
BHP Group Ltd.	39,728	$960

Brazil 2.49%

Banks 1.51%
Itau Unibanco Holding SA ADR	96,091	878

Wireless Telecommunication Services 0.98%
TIM Participacoes SA	187,200	572
Total Brazil		1,450

Brunei 1.02%

Insurance
Hiscox Ltd.	28,696	593

Canada 2.75%

Aerospace & Defense 1.57%
CAE, Inc.	49,900	917

Metals & Mining 1.18%
Lundin Mining Corp.	166,700	689
Total Canada		1,606

China 4.85%

Insurance 1.15%
Ping An Insurance Group Co. of China Ltd. Class H	76,000	670

Interactive Media & Services 1.23%
Tencent Holdings Ltd.	17,900	717

Internet & Direct Marketing Retail 1.82%
Alibaba Group Holding Ltd. ADR*	7,759	1,064

Oil, Gas & Consumable Fuels 0.65%
CNOOC Ltd.	244,000	376
Total China		2,827
Investments	Shares	U.S. $ Fair Value (000)
Denmark 1.10%

Insurance
Tryg A/S	25,458	$642

Finland 0.84%

Communications Equipment
Nokia OYJ	84,695	492

France 12.19%

Aerospace & Defense 0.95%
Thales SA	4,728	552

Beverages 1.37%
Pernod Ricard SA	3,022	496
Remy Cointreau SA	2,652	301
		797

Construction & Engineering 1.57%
Vinci SA	11,171	919

Diversified Telecommunication Services 2.37%
Orange SA	37,015	600
Vivendi SA	32,267	782
		1,382

Food Products 1.00%
Danone SA	8,303	585

Oil, Gas & Consumable Fuels 1.92%
Total SA	21,196	1,118

Personal Products 1.11%
L’Oreal SA	2,844	651

Pharmaceuticals 1.39%
Sanofi	9,349	811

Textiles, Apparel & Luxury Goods 0.51%
LVMH Moet Hennessy Louis Vuitton SE	1,013	296
Total France		7,111

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
Germany 11.65%

Automobiles 1.08%
Volkswagen AG	3,952	$632

Chemicals 0.92%
Symrise AG	7,216	535

Diversified Telecommunication Services 1.16%
Deutsche Telekom AG Registered Shares	39,704	675

Industrial Conglomerates 0.78%
Rheinmetall AG	5,132	455

Information Technology Services 0.59%
Wirecard AG	2,270	342

Insurance 1.63%
Allianz SE Registered Shares	4,745	954

Life Sciences Tools & Services 0.54%
MorphoSys AG*	3,092	316

Real Estate Management & Development 2.69%
Aroundtown SA	119,818	994
Vonovia SE	12,833	578
		1,572

Software 1.54%
SAP SE	9,029	896

Textiles, Apparel & Luxury Goods 0.72%
adidas AG	2,007	419
Total Germany		6,796

Hong Kong 4.14%

Auto Components 0.53%
Xinyi Glass Holdings Ltd.	280,000	309

Capital Markets 0.71%
Hong Kong Exchanges & Clearing Ltd.	14,200	411
Investments	Shares	U.S. $ Fair Value (000)
Hotels, Restaurants & Leisure 0.79%
Galaxy Entertainment Group Ltd.	73,000	$461

Insurance 2.11%
AIA Group Ltd.	148,400	1,233
Total Hong Kong		2,414

India 2.25%

Banks 1.40%
ICICI Bank Ltd. ADR	79,553	819

Commercial Banks 0.85%
HDFC Bank Ltd.	4,772	494
Total India		1,313

Indonesia 2.65%

Banks 1.63%
Bank Rakyat Indonesia Persero Tbk PT	3,732,200	951

Commercial Banks 1.02%
Bank Mandiri Persero Tbk PT	1,163,200	597
Total Indonesia		1,548

Ireland 2.41%

Banks 0.80%
Bank of Ireland Group plc	84,141	468

Construction Materials 0.62%
CRH plc	13,665	362

Life Sciences Tools & Services 0.99%
ICON plc*	4,460	576
Total Ireland		1,406

Israel 1.09%

Software
Nice Ltd. ADR*	5,845	633

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
Japan 15.00%

Automobiles 1.33%
Toyota Motor Corp.	13,400	$776

Building Products 1.11%
Daikin Industries Ltd.	6,100	648

Chemicals 0.71%
Kansai Paint Co. Ltd.	21,700	417

Commercial Services & Supplies 0.80%
Secom Co. Ltd.	5,600	464

Construction & Engineering 1.08%
Taisei Corp.	14,700	630

Diversified Financial Services 1.39%
ORIX Corp.	55,400	809

Food & Staples Retailing 1.30%
Seven & i Holdings Co., Ltd.	17,400	756

Health Care Equipment & Supplies 1.39%
Hoya Corp.	13,400	808

Household Durables 1.97%
Sony Corp.	23,800	1,147

Machinery 0.41%
Komatsu Ltd.	11,200	241

Personal Products 1.05%
Shiseido Co., Ltd.	9,800	614

Specialty Retail 0.67%
Bic Camera, Inc.	30,600	388

Trading Companies & Distributors 1.08%
Mitsubishi Corp.	23,030	631

Wireless Telecommunication Services 0.71%
NTT DOCOMO, Inc.	18,500	416
Total Japan		8,745
Investments	Shares	U.S. $ Fair Value (000)
Luxembourg 0.53%

Multi-Line Retail
B&M European Value Retail SA	86,910	$312

Netherlands 5.64%

Banks 1.14%
ING Groep NV	61,944	666

Health Care Equipment & Supplies 1.30%
Koninklijke Philips NV	21,603	758

Insurance 0.53%
ASR Nederland NV	7,765	307

Oil, Gas & Consumable Fuels 1.97%
Royal Dutch Shell plc B Shares	38,499	1,151

Semiconductors & Semiconductor Equipment 0.70%
ASML Holding NV	2,587	405
Total Netherlands		3,287

New Zealand 0.56%

Diversified Telecommunication Services
Spark New Zealand Ltd.	117,453	328

Norway 0.29%

Banks
Sparebank 1 Oestlandet	17,663	170

Philippines 1.80%

Banks
Metropolitan Bank & Trust Co.	677,852	1,047

Singapore 1.47%

Banks
United Overseas Bank Ltd.	47,400	857

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
South Africa 0.72%

Paper & Forest Products
Mondi plc	20,191	$421

Sweden 1.59%

Communications Equipment 0.77%
Telefonaktiebolaget LM Ericsson	50,554	447

Specialty Retail 0.82%
Hennes & Mauritz AB B Shares	33,654	479
Total Sweden		926

Switzerland 5.50%

Food Products 1.90%
Nestle SA Registered Shares	13,656	1,108

Insurance 2.05%
Swiss Life Holding AG Registered Shares*	3,102	1,197

Pharmaceuticals 1.55%
Novartis AG Registered Shares	10,549	904
Total Switzerland		3,209

Taiwan 0.76%

Semiconductors & Semiconductor Equipment
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,053	445

Turkey 0.73%

Wireless Telecommunication Services
Turkcell Iletisim Hizmetleri AS	185,525	425

United Kingdom 10.25%

Banks 0.85%
Royal Bank of Scotland Group plc	178,019	494
Investments	Shares	U.S. $ Fair Value (000)
Beverages 0.98%
Coca-Cola European Partners plc*	12,460	$574

Household Products 0.69%
Reckitt Benckiser Group plc	5,249	402

Metals & Mining 1.27%
Anglo American plc	33,046	739

Multi-Utilities 0.95%
National Grid plc	56,697	555

Oil, Gas & Consumable Fuels 1.69%
BP plc	155,732	984

Personal Products 1.61%
Unilever NV CVA	17,302	937

Pharmaceuticals 1.77%
AstraZeneca plc	13,870	1,035

Trading Companies & Distributors 0.44%
Ashtead Group plc	12,262	256
Total United Kingdom		5,976
Total Common Stocks (cost $58,669,014)		55,939

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2018

Investments	Principal Amount (000)	U.S. $ Fair Value (000)

SHORT-TERM INVESTMENT 3.38%

Repurchase Agreement
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $2,080,000 of U.S. Treasury Note at 2.00% due 8/15/2025; value: $2,014,024; proceeds: $1,972,449 (cost $1,972,290)	$1,972	$1,972
Total Investments in Securities 99.30% (cost $60,641,304)		57,911
Foreign Cash and Other Assets in Excess of Liabilities 0.70%		407
Net Assets 100.00%		$58,318

ADR	American Depositary Receipt.
CVA	Company Voluntary Arrangement.
*	Non-income producing security.

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Australia	$–	$960	$–	$960
Brazil	878	572	–	1,450
Brunei(3)	–	593	–	593
Canada	1,606	–	–	1,606
China	1,064	1,763	–	2,827
Denmark	–	642	–	642
Finland	–	492	–	492
France(3)	301	6,810	–	7,111
Germany(3)	–	6,796	–	6,796
Hong Kong	–	2,414	–	2,414
India	1,313	–	–	1,313
Indonesia(3)	–	1,548	–	1,548
Ireland(3)	576	830	–	1,406
Israel	633	–	–	633
Japan	–	8,745	–	8,745
Luxembourg	–	312	–	312
Netherlands	–	3,287	–	3,287
New Zealand	–	328	–	328
Norway(3)	–	170	–	170
Philippines	–	1,047	–	1,047
Singapore	–	857	–	857
South Africa	–	421	–	421
Sweden	–	926	–	926
Switzerland	–	3,209	–	3,209
Taiwan	445	–	–	445
Turkey	–	425	–	425
United Kingdom	–	5,976	–	5,976
Short-Term Investment
Repurchase Agreement	–	1,972	–	1,972
Total	$6,816	$51,095	$–	$57,911

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	Securities in the amount of $2,875,332 were transferred from Level 1 to Level 2 due to a change in valuation technique resulting in adjusted valuations (as described in Note 2(a)) on December 31, 2018. Securities in the amount of $922,222 were transferred from Level 2 to Level 1 as a result of utilizing the last sale or official closing price on the exchange or system on which the securities are principally traded on December 31, 2018.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $60,641,304)	$57,910,797
Foreign cash, at value (cost $830,323)	817,983
Receivables:
Capital shares sold	127,044
Interest and dividends	94,649
From advisor (See Note 3)	19,662
Prepaid expenses and other assets	1,089
Total assets	58,971,224
LIABILITIES:
Payables:
Investment securities purchased	489,974
Management fee	37,379
Directors’ fees	6,568
Fund administration	1,994
Capital shares reacquired	12
Accrued expenses	117,209
Total liabilities	653,136
NET ASSETS	$58,318,088
COMPOSITION OF NET ASSETS:
Paid-in capital	$66,394,544
Total distributable earnings (loss)	(8,076,456)
Net Assets	$58,318,088
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	4,000,282
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.58

14	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $172,970)	$1,605,001
Interest	17,415
Total investment income	1,622,416
Expenses:
Management fee	483,912
Non 12b-1 service fees	161,277
Shareholder servicing	69,114
Professional	60,136
Reports to shareholders	33,061
Custody	31,649
Fund administration	25,809
Directors’ fees	2,270
Other	17,117
Gross expenses	884,345
Expense reductions (See Note 9)	(1,498)
Fees waived and expenses reimbursed (See Note 3)	(300,260)
Net expenses	582,587
Net investment income	1,039,829
Net realized and unrealized loss:
Net realized loss on investments (net of foreign capital gains tax of $35,683)	(2,202,496)
Net realized loss on foreign currency exchange contracts	(96,183)
Net realized gain on foreign currency related transactions	37,496
Net change in unrealized appreciation/depreciation on investments	(11,429,805)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(42,092)
Net realized and unrealized loss	(13,733,080)
Net Decrease in Net Assets Resulting From Operations	$(12,693,251)

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2018	December 31, 2017
Operations:
Net investment income	$1,039,829	$1,027,514
Net realized gain (loss) on investments, forward currency exchange contracts and foreign currency related transactions	(2,261,183)	6,179,085
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(11,471,897)	7,223,373
Net increase (decrease) in net assets resulting from operations	(12,693,251)	14,429,972
Distributions to shareholders(1)	(1,103,224)	(1,203,254)
Capital share transactions (See Note 14):
Proceeds from sales of shares	7,146,266	1,733,223
Reinvestment of distributions	1,103,224	1,203,254
Cost of shares reacquired	(2,956,902)	(8,370,323)
Net increase (decrease) in net assets resulting from capital share transactions	5,292,588	(5,433,846)
Net increase (decrease) in net assets	(8,503,887)	7,792,872
NET ASSETS:
Beginning of year	$66,821,975	$59,029,103
End of year	$58,318,088	$66,821,975
Distributions in excess of net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions represents net investment income.
(2)	The SEC eliminated the requirement to disclose distributions in excess of net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(113,574).

16	See Notes to Financial Statements.

This page is intentionally left blank.

17

Financial Highlights

		Per Share Operating Performance:
						Distributions to
		Investment operations:				shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Return
	beginning	ment	unrealized	opera-	investment	realized	of
	of period	income(a)	gain (loss)	tions	income	gain	capital
12/31/2018	$18.20	$0.28	$(3.62)	$(3.34)	$(0.28)	$–	$–
12/31/2017	14.75	0.27	3.51	3.78	(0.33)	–	–
12/31/2016	15.42	0.36	(0.63)	(0.27)	(0.40)	–	–
12/31/2015	15.95	0.30	(0.59)	(0.29)	(0.23)	–	(0.01)
12/31/2014	18.38	0.26	(1.99)	(1.73)	(0.18)	(0.52)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

			Ratios to Average Net Assets:			Supplemental Data:

			Total
			expenses
	Net		after			Net
	asset		waivers		Net	assets,	Portfolio
Total	value,	Total	and/or reim-	Total	investment	end of	turnover
distri-	end of	return(b)	bursements	expenses	income	period	rate
butions	period	(%)	(%)	(%)	(%)	(000)	(%)
$(0.28)	$14.58	(18.34)	0.90	1.37	1.61	$58,318	134
(0.33)	18.20	25.67	0.87	1.41	1.62	66,822	137
(0.40)	14.75	(1.74)	0.87	1.39	2.43	59,029	190
(0.24)	15.42	(1.78)	0.87	1.43	1.84	60,225	60
(0.70)	15.95	(9.47)	0.87	1.59	1.49	52,629	58

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers International Equity Portfolio (the “Fund”).

The Fund’s investment objective is to seek long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

20

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars

21

Notes to Financial Statements (continued)

upon closing of such contracts is included in Net realized loss on foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of 0.28% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Effective May 1, 2018 and continuing through April 30, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .92%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .87%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

23

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2018 and fiscal year ended December 31, 2017 was as follows:

	Year Ended	Year Ended
	12/31/2018	12/31/2017
Distributions paid from:
Ordinary income	$1,103,224	$1,203,254
Total distributions paid	$1,103,224	$1,203,254

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Capital loss Carryforward*	$(4,681,571)
Temporary differences	(60,380)
Unrealized losses – net	(3,334,505)
Total accumulated losses – net	$(8,076,456)

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $53,812 during fiscal year 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$61,233,085
Gross unrealized gain	1,194,207
Gross unrealized loss	(4,516,495)
Net unrealized security loss	$(3,322,288)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, certain securities, and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$87,815,348	$83,340,431

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $27,633.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2018 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash)

24

Notes to Financial Statements (continued)

for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

As of December 31, 2018, the Fund had no forward foreign currency exchange contracts outstanding. An amount of $(96,183) is included in the Statement of Operations related to forward foreign currency exchange contracts under the caption Net realized loss on foreign currency exchange contracts. The average notional amounts in U.S. dollars of forward foreign currency exchange contracts throughout the period was $2,679,280.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$1,972,290	$–	$1,972,290
Total	$1,972,290	$–	$1,972,290

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$1,972,290	$–	$–	$(1,972,290)	$–
Total	$1,972,290	$–	$–	$(1,972,290)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

25

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord

26

Notes to Financial Statements (continued)

Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

Large company value stocks, in which the Fund invests, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies.

The Fund is subject to the risks of investing in foreign securities and derivatives. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect the Fund’s performance.

27

Notes to Financial Statements (concluded)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Shares sold	420,266	106,804
Reinvestment of distributions	75,577	66,810
Shares reacquired	(168,010)	(501,938)
Increase (decrease)	327,833	(328,324)

15.	SUBSEQUENT EVENT

On January 29, 2019, the Board of Directors of the Company approved a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved. It is anticipated that the liquidation and dissolution of the Fund will be completed on or about May 1, 2019 (the Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan.

At any time before the Liquidation Date, shareholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus. As stated in the prospectus, Fund shares are not offered directly to the public. Rather, Fund shares are offered only to separate accounts of certain insurance companies. Variable contract owners may not purchase or redeem Fund shares directly and should contact their insurance company for information on how the liquidation of the Fund will impact them.

28

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Equity Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

29

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

30

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

31

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

32

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

33

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

34

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, which included the approval of a proposal to reduce the management fee schedule effective May 1, 2019, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was below the

35

Approval of Advisory Contract (continued)

median of the performance peer group for the one-, three-, and five-year periods and took into account changes to the portfolio management team and other actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement, as revised with a reduced management fee schedule effective May 1, 2019, should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates under the terms of the current Agreement, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. The Board further considered that the Fund’s management fee schedule would be reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the reduced management fee schedule, which included certain

36

Approval of Advisory Contract (concluded)

breakpoints in the management fee schedule, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement, as revised, was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

37

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information The Fund intends to pass through foreign source income of $1,740,980 and foreign taxes of $208,469.

38

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. International Equity Portfolio	SFICE-3 (02/19)

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Series Fund—International Opportunities Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

20	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information to Shareholders

Lord Abbett Series Fund — International Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund - International Opportunities Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned -23.67%, reflecting performance at the net asset value (NAV) of Class VC Shares with all distributions reinvested, compared to its benchmark, the S&P Developed Ex U.S. SmallCap® Index1, which returned –18.41% over the same period.

Over the period, global equity markets experienced significant negative performance, despite most central banks remaining accommodative, interest rates remaining low, and unemployment steadily declining. In addition, corporate earnings continued to grow, while global economic growth has showed signs of peaking and plateauing. Overall, European markets (as measured by the EURO STOXX 50® Index2) fell roughly 18.4% in U.S. dollars for the period, while Japan’s Nikkei 2253 fell 10.35%.

In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50% - 1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25% - 2.50%.

1

Meanwhile, other central banks have continued their accommodative policies. The European Central Bank (ECB) has kept its benchmark refinancing rate unchanged at 0% since March 2016, and at its December 2018 meeting, the ECB confirmed the end of its asset purchase program (APP) later in the month. The Bank of Japan (BoJ) also maintained its stimulative monetary policy as short term interest rates remained unchanged, at –0.1%, at its December 2018 meeting, and the bank kept its 10-year government bond yield target at around 0%. The BoJ also maintained its upbeat view on the domestic economy despite slowing growth in China, uncertainty from Sino-U.S. trade dispute and volatile financial markets.

The International Monetary Fund lowered global growth estimates by 0.2 percentage points to 3.7% for both 2018 and 2019, reflecting “surprises that suppressed activity in early 2018 in some major advanced economies, the negative effects of the trade measures implemented or approved between April and mid-September, as well as a weaker outlook for some key emerging markets and developing economies arising from country-specific factors, tighter financial conditions, geopolitical tensions, and higher oil import bills”. Unemployment steadily declined in most developed countries, falling to 7.9% in the Euro area, 3.9% in the United States, 2.5% in Japan, and 3.8% in China, all multiyear lows. GDP growth has remained positive in most developed countries, while inflation remained subdued, allowing central banks to continue their stimulative monetary policies.

Volatility, as measured by the VIX index, has crept back up this year after remaining near all-time low levels for most of 2017. Sources of tension throughout the year have come from aggressive U.S. trade posture with trade tensions mounting between the U.S. and China, remaining uncertainty regarding a potential hard “Brexit” outcome, and the gradual and continuous rise of rates by the Fed.

Stock selection, most notably in the financials and real estate sectors, was the primary driver of relative underperformance during the period. Within the financials sector, shares of Arrow Global Group Plc detracted from relative performance. Shares of the British debt management solutions company fell as margins continued to be pressured and as low money multiples at this stage in the cycle translate into lower returns. In addition, shares of TP ICAP Plc detracted from relative performance. The British financial markets brokering services company’s stock fell after the company fired its CEO and warned that returns will be lower than expected this year.

Within the real estate sector, shares of Aedas Homes Sa detracted from relative performance over the period. Shares of the Spanish residential home builder retreated throughout the year as it suffered from building permit concerns

2

and heightened construction costs, both of which have been prevalent themes in Spain’s construction sector this year.

Conversely, stock selection in the consumer discretionary and consumer staples sectors contributed to relative performance. Within the consumer discretionary sector, shares of Moncler SpA contributed to relative performance. Shares of the Italian luxury apparel company rose as first half 2018 earnings results demonstrated accelerating momentum and incremental support from its Fragment Genius launch. In addition, holdings of Basic-Fit N.V. also contributed to relative performance during the period. Shares of the Dutch health and fitness club company rose, as it increased previous guidance and expects to open more clubs in 2018.

Within the consumer staples sector, an overweight position to Nichirei Corp. contributed to relative performance, as shares of the company rose during the year. The Japanese packaged foods company benefited as management described a clear cut recovery plan for its second half operations, and analysts cited expectations for faster growth in household-prepared foods and a recovery in Thailand.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

3

1   The S&P Developed Ex-U.S. SmallCap® Index captures the bottom 15% of companies domiciled in the developed markets (excluding the United States) within the S&P Global BMI with a float-adjusted market capitalization of at least US$100 million and a value traded of at least US$50 million for the past 12 months at the time of the annual reconstitution. Stocks are excluded if their market capitalization falls below US$75 million, or if the value traded is less than US$35 million at the time of reconstitution.

2   The EURO STOXX 50® Index represents the performance of the 50 largest companies among the 19 supersectors in terms of free-float market cap in 12 Eurozone countries. These countries include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The Index has a fixed number of components and is part of the STOXX blue-chip index family. The Index captures about 60% of the free-float market cap of the EURO STOXX Total Market Index (TMI).

3   The Nikkei Stock Average, the Nikkei 225 is used around the globe as the premier index of Japanese stocks. Because of the prominent nature of the index, many financial products linked to the Nikkei 225 have been created are traded worldwide while the index has been sufficiently used as the indicator of the movement of Japanese stock markets. The Nikkei 225 is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P Developed Ex-U.S. SmallCap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Class VC	–23.67%	1.27%	9.82%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/18 -
	7/1/18	12/31/18	12/31/18
Class VC
Actual	$1,000.00	$813.70	$5.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Communication Services	5.22%
Consumer Discretionary	15.64%
Consumer Staples	10.04%
Energy	3.15%
Financials	16.42%
Health Care	8.16%
Industrials	18.77%
Information Technology	3.47%
Materials	8.78%
Real Estate	7.95%
Utilities	2.14%
Repurchase Agreement	0.26%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

7

Schedule of Investments

December 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 97.41%

Australia 4.22%

Auto Components 1.04%
GUD Holdings Ltd.	52,396	$415

Beverages 1.03%
Coca-Cola Amatil Ltd.	71,493	412

Diversified Financial Services 1.18%
IMF Bentham Ltd.	211,563	468

Electric: Utilities 0.97%
AusNet Services	351,034	385
Total Australia		1,680

Canada 10.22%

Aerospace & Defense 1.63%
CAE, Inc.	35,200	647

Entertainment 1.80%
Entertainment One Ltd.	158,048	718

Metals & Mining 2.69%
Hudbay Minerals, Inc.	141,402	669
Lundin Mining Corp.	96,800	400
		1,069

Oil, Gas & Consumable Fuels 3.08%
Africa Oil Corp.*	276,667	217
Arrow Exploration Corp.*	25,683	7
Canacol Energy Ltd.*	186,500	552
Vermilion Energy, Inc.	21,300	449
		1,225

Paper & Forest Products 1.02%
Interfor Corp.*	38,600	408
Total Canada		4,067

Denmark 1.21%

Construction & Engineering
FLSmidth & Co. A/S	10,642	480
Investments	Shares	U.S. $ Fair Value (000)
Finland 1.66%

Health Care Providers & Services 0.46%
Terveystalo OYJ*†	19,846	$182

Machinery 0.47%
Konecranes OYJ	6,107	185

Trading Companies & Distributors 0.73%
Cramo OYJ	17,098	293
Total Finland		660

France 2.78%

Construction Materials 0.47%
Vicat SA	3,940	187

Health Care Providers & Services 1.77%
Korian SA	19,840	706

Specialty Retail 0.54%
Maisons du Monde SA†	11,161	214
Total France		1,107

Germany 6.15%

Industrial Conglomerates 1.12%
Rheinmetall AG	5,027	446

Interactive Media & Services 0.86%
XING SE	1,261	343

Life Sciences Tools & Services 2.06%
Gerresheimer AG	8,909	586
MorphoSys AG*	2,286	233
		819

Machinery 0.86%
Deutz AG	57,878	341

Real Estate Management & Development 1.25%
PATRIZIA Immobilien AG	25,997	497
Total Germany		2,446

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
Hong Kong 3.95%

Auto Components 1.59%
Xinyi Glass Holdings Ltd.	574,000	$634

Consumer Finance 1.14%
Sun Hung Kai & Co., Ltd.	956,000	452

Hotels, Restaurants & Leisure 0.66%
Melco International Development Ltd.	129,000	261

Pharmaceuticals 0.56%
SSY Group Ltd.	302,000	224
Total Hong Kong		1,571

India 2.17%

Consumer Finance 0.67%
Satin Creditcare Network Ltd.*	74,741	266

Thrifts & Mortgage Finance 1.50%
Dewan Housing Finance Corp., Ltd.	62,044	221
Indiabulls Housing Finance Ltd.	30,920	378
		599
Total India		865

Indonesia 1.62%

Banks 1.21%
PT Bank Tabungan Negara Persero Tbk	2,728,000	483

Consumer Finance 0.41%
PT Clipan Finance Indonesia Tbk*	7,426,600	162
Total Indonesia		645

Ireland 6.46%

Beverages 1.60%
C&C Group plc	204,040	637
Investments	Shares	U.S. $ Fair Value (000)
Equity Real Estate Investment Trusts 1.35%
Hibernia REIT plc	374,697	$537

Health Care Providers & Services 1.57%
UDG Healthcare plc	81,914	624

Household Durables 1.53%
Cairn Homes plc*	139,833	172
Glenveagh Properties plc*†	541,671	438
		610

Information Technology Services 0.41%
Keywords Studios plc	11,739	160
Total Ireland		2,568

Israel 0.80%

Food Products
Strauss Group Ltd.	13,948	317

Italy 4.17%

Capital Markets 0.56%
Anima Holding SpA†	60,084	223

Construction Materials 1.75%
Buzzi Unicem SpA	40,280	695

Diversified Financial Services 0.82%
doBank SpA†	30,744	326

Textiles, Apparel & Luxury Goods 1.04%
Brunello Cucinelli SpA	12,043	415
Total Italy		1,659

Japan 19.84%

Banks 0.28%
Shinsei Bank Ltd.	9,500	113

Chemicals 0.57%
Kansai Paint Co. Ltd.	11,700	225

Construction & Engineering 1.60%
SHO-BOND Holdings Co., Ltd.	8,600	638

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Containers & Packaging 0.76%
Fuji Seal International, Inc.	8,600	$303

Distributors 0.81%
PALTAC Corp.	6,800	321

Diversified Financial Services 0.53%
Aruhi Corp.	11,600	210

Electronic Equipment, Instruments & Components 1.22%
Azbil Corp.	15,300	302
Topcon Corp.	13,700	182
		484

Entertainment 0.53%
Capcom Co., Ltd.	10,700	212

Equity Real Estate Investment Trusts 1.65%
GLP J-REIT	644	656

Food Products 1.63%
Nichirei Corp.	23,700	649

Health Care Providers & Services 0.51%
Japan Lifeline Co., Ltd.	15,700	202

Hotels, Restaurants & Leisure 1.52%
HIS Co., Ltd.	14,000	509
St. Marc Holdings Co., Ltd.	4,200	94
		603

Information Technology Services 0.70%
NS Solutions Corp.	11,600	278

Machinery 0.76%
DMG Mori Co., Ltd.	27,100	304

Professional Services 1.67%
en-japan, Inc.	5,700	176
TechnoPro Holdings, Inc.	11,900	489
		665
Investments	Shares	U.S. $ Fair Value (000)
Real Estate Management & Development 1.20%
Kenedix, Inc.	111,700	$479

Specialty Retail 2.75%
Bic Camera, Inc.	43,500	551
United Arrows Ltd.	17,000	542
		1,093

Wireless Telecommunication Services 1.15%
Okinawa Cellular Telephone Co.	13,900	457
Total Japan		7,892

Luxembourg 0.99%

Multi-Line Retail
B&M European Value Retail SA	109,666	394

Netherlands 3.80%

Air Freight & Logistics 0.59%
PostNL NV	103,413	236

Hotels, Restaurants & Leisure 1.06%
Basic-Fit NV*†	14,150	421

Insurance 1.17%
ASR Nederland NV	11,742	465

Machinery 0.98%
Aalberts Industries NV	11,722	390
Total Netherlands		1,512

Philippines 2.47%

Industrial Conglomerates 1.32%
Alliance Global Group, Inc.	2,327,300	526

Real Estate Management & Development 1.15%
Filinvest Land, Inc.	17,052,500	456
Total Philippines		982

Portugal 1.12%

Multi-Utilities
REN—Redes Energeticas Nacionais SGPS SA	159,458	445

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	U.S. $ Fair Value (000)
South Korea 1.01%

Food & Staples Retailing
GS Retail Co., Ltd.	11,122	$403

Spain 5.20%

Food Products 1.09%
Ebro Foods SA	21,738	434

Household Durables 1.13%
Neinor Homes SA*†	30,111	448

Professional Services 1.81%
Applus Services SA	64,942	721

Real Estate Management & Development 1.17%
Aedas Homes SAU*†	18,331	465
Total Spain		2,068

Sweden 3.32%

Commercial Services & Supplies 2.64%
Bravida Holding AB†	89,936	624
Loomis AB Class B	13,260	427
		1,051

Food & Staples Retailing 0.68%
Axfood AB	15,822	271
Total Sweden		1,322

Switzerland 1.31%

Containers & Packaging
SIG Combibloc Group AG*	48,855	522

Taiwan 0.42%

Semiconductors & Semiconductor Equipment
Realtek Semiconductor Corp.	36,000	167

Turkey 0.75%
Diversified Telecommunication Services
Turkcell Iletisim Hizmetleri AS	130,445	299
Investments	Shares	U.S. $ Fair Value (000)
United Kingdom 8.79%

Beverages 1.95%
Britvic plc	76,189	$776

Capital Markets 0.58%
Man Group plc	135,642	230

Consumer Finance 1.13%
Arrow Global Group plc	199,674	449

Electronic Equipment, Instruments & Components 0.65%
accesso Technology Group plc *	14,045	260

Insurance 1.89%
Lancashire Holdings Ltd.	97,185	750

Machinery 0.93%
Concentric AB	27,311	369

Media 0.62%
Huntsworth plc	180,605	249

Pharmaceuticals 1.04%
Dechra Pharmaceuticals plc	15,637	413
Total United Kingdom		3,496

United States 1.54%

Exchange-Traded Funds
VanEck Vectors Junior Gold Miners	20,240	612

Vietnam 1.44%

Closed-Ended Fund
VinaCapital Vietnam Opportunity Fund Ltd.	134,290	572
Total Common Stocks (cost $45,783,654)		38,751

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2018

Investments	Principal Amount (000)	U.S. $ Fair Value (000)
SHORT-TERM INVESTMENT 0.26%

Repurchase Agreement
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $105,000 of U.S. Treasury Note at 2.87% due 7/31/2025; value: $107,741; proceeds: $102,083 (cost $102,075)	$102	$102
Total Investments in Securities 97.67% (cost $45,885,729)		38,853
Cash, Foreign Cash and Other Assets in Excess Liabilities 2.33%		927
Net Assets 100.00%		$39,780

REIT	Real Estate Investment Trust
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Australia	$–	$1,680	$–	$1,680
Canada(3)	3,132	935	–	4,067
Denmark	–	480	–	480
Finland(3)	–	660	–	660
France(3)	–	1,107	–	1,107
Germany	–	2,446	–	2,446
Hong Kong	–	1,571	–	1,571
India	–	865	–	865
Indonesia(3)	–	645	–	645
Ireland(3)	1,784	784	–	2,568
Israel	–	317	–	317
Italy(3)	–	1,659	–	1,659
Japan(3)	–	7,892	–	7,892
Luxembourg	–	394	–	394
Netherlands(3)	–	1,512	–	1,512
Philippines(3)	–	982	–	982
Portugal(3)	–	445	–	445
South Korea	–	403	–	403
Spain(3)	465	1,603	–	2,068
Sweden(3)	–	1,322	–	1,322
Switzerland	–	522	–	522
Taiwan	–	167	–	167
Turkey	–	299	–	299
United Kingdom(3)	249	3,247	–	3,496
United States	612	–	–	612
Vietnam	–	572	–	572
Short-Term Investment
Repurchase Agreement	–	102	–	102
Total	$6,242	$32,611	$–	$38,853

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	Securities in the amount of $9,241,149 were transferred from Level 1 to Level 2 due to a change in valuation technique resulting in adjusted valuations (as described in Note 2(a)) on December 31, 2018. Securities in the amount of $684,317 were transferred from Level 2 to Level 1 as a result of utilizing the last sale or official closing price on the exchange or system on which the securities are principally traded on December 31, 2018.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $45,885,729)	$38,852,930
Cash	98,267
Foreign cash, at value (cost $871,325)	872,760
Receivables:
Interest and dividends	66,738
Capital shares sold	38,706
From advisor (See Note 3)	24,834
Prepaid expenses	211
Total assets	39,954,446
LIABILITIES:
Payables:
Management fee	25,538
Directors’ fees	8,841
Capital shares reacquired	4,736
Fund administration	1,362
Accrued expenses	134,021
Total liabilities	174,498
NET ASSETS	$39,779,948
COMPOSITION OF NET ASSETS:
Paid-in capital	$47,376,997
Total distributable earnings (loss)	(7,597,049)
Net Assets	$39,779,948
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	6,209,508
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$6.41

14	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $112,354)	$1,049,236
Interest	8,603
Total investment income	1,057,839
Expenses:
Management fee	374,983
Non 12b-1 service fees	124,916
Custody	65,683
Professional	61,229
Shareholder servicing	55,032
Reports to shareholders	31,295
Fund administration	19,999
Directors’ fees	1,787
Other	13,090
Gross expenses	748,014
Expense reductions (See Note 9)	(1,141)
Fees waived and expenses reimbursed (See Note 3)	(131,241)
Net expenses	615,632
Net investment income	442,207
Net realized and unrealized gain (loss):
Net realized gain on investments (net of foreign capital gains tax of $31,907)	4,163,940
Net realized loss on foreign currency exchange contracts	(27,633)
Net realized gain on foreign currency related transactions	20,545
Net change in unrealized appreciation/depreciation on investments	(17,142,944)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(13,820)
Net realized and unrealized loss	(12,999,912)
Net Decrease in Net Assets Resulting From Operations	$(12,557,705)

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income	$442,207	$251,313
Net realized gain on investments, forward currency exchange contracts and foreign currency related transactions	4,156,852	8,169,890
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(17,156,764)	8,470,593
Net increase (decrease) in net assets resulting from operations	(12,557,705)	16,891,796
Distributions to shareholders(1)	(6,316,048)	(5,068,281)
Capital share transactions (See Note 14):
Proceeds from sales of shares	11,712,753	24,321,830
Reinvestment of distributions	6,316,048	5,068,281
Cost of shares reacquired	(16,036,773)	(27,556,502)
Net increase in net assets resulting from capital share transactions	1,992,028	1,833,609
Net increase (decrease) in net assets	(16,881,725)	13,657,124
NET ASSETS:
Beginning of year	$56,661,673	$43,004,549
End of year	$39,779,948	$56,661,673
Distributions in excess of net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions was net investment income $(580,813) and net realized gain $(4,487,468).
(2)	The SEC eliminated the requirement to disclose distributions in excess of net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(299,300).

16	See Notes to Financial Statements.

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17

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
12/31/2018	$9.86	$0.08	$(2.37)	$(2.29)	$(0.08)	$(1.08)	$(1.16)
12/31/2017	7.79	0.05	2.99	3.04	(0.11)	(0.86)	(0.97)
12/31/2016	8.22	0.08	(0.43)	(0.35)	(0.08)	–	(0.08)
12/31/2015	8.07	0.06	0.83	0.89	(0.07)	(0.67)	(0.74)
12/31/2014	10.08	0.09	(0.64)	(0.55)	(0.13)	(1.33)	(1.46)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net Investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$6.41	(23.67)	1.23	1.50	0.89	$39,780	81
9.86	39.21	1.20	1.44	0.48	56,662	75
7.79	(4.28)	1.20	1.57	0.97	43,005	84
8.22	11.10	1.20	1.52	0.73	53,818	87
8.07	(5.76)	1.20	1.49	0.90	48,508	65

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers International Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is long-term capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation—Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the

Notes to Financial Statements (continued)

foreign currency in U.S. dollars upon closing of such contracts is included in Net realized loss on foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of .49% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Effective May 1, 2018 and continuing through April 30, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.25%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.20%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 were as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$1,190,859	$669,964
Net long-term capital gains	5,125,189	4,398,317
Total distributions paid	$6,316,048	$5,068,281

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Temporary differences	$(257,070)
Unrealized losses – net	(7,339,979)
Total accumulated losses – net	$(7,597,049)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $245,589 and late-year ordinary losses of $2,643 during fiscal year 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$46,194,546
Gross unrealized gain	1,134,153
Gross unrealized loss	(8,475,769)
Net unrealized security loss	$(7,341,616)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$39,205,623	$42,407,178

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $14,601 and sales of $125,567, which resulted in net realized gains of $37,595.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2018 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash)

Notes to Financial Statements (continued)

and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

As of December 31, 2018, the Fund had no forward foreign currency exchange contracts outstanding. An amount of $(27,633) is included in the Statement of Operations related to forward foreign currency exchange contracts under the caption Net realized loss on foreign currency exchange contracts. The average notional amounts in U.S. dollars of forward foreign currency exchange contracts throughout the fiscal year was $776,545.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$102,075	$–	$102,075
Total	$102,075	$–	$102,075

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$102,075	$–	$–	$(102,075)	$–
Total	$102,075	$–	$–	$(102,075)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund

Notes to Financial Statements (concluded)

Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. These include the risks of investing in equity markets in foreign countries, the risk of investing in derivatives, liquidity risk, and the risks from leverage. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund is subject to the risks of investing in foreign securities and in the securities of small companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market countries. Investing in small companies generally involves greater risks than investing in the stocks of larger companies, including more volatility and less liquidity.

The Fund is also subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other instruments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	1,302,475	2,634,183
Reinvestment of distributions	924,425	523,558
Shares reacquired	(1,766,094)	(2,932,383)
Increase	460,806	225,358

Notes to Financial Statements (concluded)

15.	SUBSEQUENT EVENT

On January 29, 2019, the Board of Directors of the Company approved a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved. It is anticipated that the liquidation and dissolution of the Fund will be completed on or about August 1, 2019 (the Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan.

At any time before the Liquidation Date, shareholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus. As stated in the prospectus, Fund shares are not offered directly to the public. Rather, Fund shares are offered only to separate accounts of certain insurance companies. Variable contract owners may not purchase or redeem Fund shares directly and should contact their insurance company for information on how the liquidation of the Fund will impact them.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Opportunities Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the International Opportunities Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014)

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett In 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods and took

Approval of Advisory Contract (continued)

into account actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s

Approval of Advisory Contract (concluded)

investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

Of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $744,079 and $5,125,189 respectively, represent short-term capital gains and long-term capital gains.

The Fund intends to pass through foreign source income of $1,157,254 and foreign taxes of $144,261.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	International Opportunities Portfolio	SFIO-PORT-3 (02/19)

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Mid Cap Stock Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned –15.04%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell MidCap® Value Index1, which returned –12.29% over the same period.

Domestic equity returns were negative over the past year, with large cap stocks, as represented by the S&P 500® Index2, falling –4.38% during the period, while small cap stocks, as represented by the Russell 2000® Index3, were down -11.01%.

During the period, there were several market-moving events. Notably, Congress passed the largest rewrite of the U.S. tax code in decades, which went into effect in January 2018. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued

1

into the third quarter with trade tensions mounting between the U.S. and China. In December, the White House announced a trade truce between the U.S. and China following a meeting between President Trump and President Xi Jinping at the G20 summit. The U.S. agreed to maintain a 10% tariff rate on $200 billion worth of Chinese imports at the start of 2019 as opposed to the originally planned 25% tariff rate. In return, China agreed to purchase a substantial amount of U.S. agriculture, industrial, and energy products to further reduce the trade imbalance. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50% – 1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25% – 2.50%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November and partially reversed October’s losses, however the S&P 500® returned to negative territory in December, posting its worst month since February 2009.

Stock selection within the information technology and industrials sectors detracted from relative performance over the period. Within the information technology sector, the Fund’s holding of Flex Ltd., a supply chain insight and logistics provider, was one of the top detractors. Shares of the firm sold off following the downward revision to guidance, news of the CEO’s retirement, and announcement that the firm planned to exit its relationship with Nike. The Fund’s holding of Conduent, Inc., a business process services provider, also detracted from relative performance. Shares of Conduent pulled back following an earnings guidance reduction on the third quarter earnings call. However, we do not believe the company is facing structural issues and anticipate that the new business wins already in the pipeline will lead to positive revenue growth. Additionally, within the industrials sector, ADT Inc., a monitored security provider, detracted from relative performance. Shares of ADT came under pressure after the company’s IPO as investors grew wary of intensifying competition from both existing and new firms, such as Ring and SimpliSafe.

Conversely, stock selection within the financials and utilities sectors contributed positively to relative performance during the period. Within the financials sector, Argo Group International Holdings, Ltd., a

2

specialty property and casualty insurance company, was a top contributor to relative performance. Shares of Argo Group International rose as the firm continued to lower risk through portfolio remixing and cost cuts. The Fund’s position in RenaissanceRe Holdings Ltd., a reinsurance and insurance coverage provider, was another top contributor to relative performance. The company benefited from the recent acquisition of Tokio Marine Holdings, Inc.’s reinsurance platform, which the market likely believes to be income accretive going forward. Within the utilities sector, FirstEnergy Corp., an energy generation, transmission, and distribution company, contributed the most to relative performance. Shares of FirstEnergy rose throughout the year after the firm received an equity investment totaling $2.5 billion from a group of prominent investors.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2018
	1 Year	5 Years	10 Years
Class VC	–15.04%	2.54%	9.94%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/18 –
	7/1/18	12/31/18	12/31/18
Class VC
Actual	$1,000.00	$857.00	$5.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.31	$5.96

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.17% multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Consumer Discretionary	10.83%
Consumer Staples	5.15%
Energy	5.87%
Financials	19.27%
Health Care	7.25%
Industrials	14.49%
Information Technology	7.92%
Materials	7.83%
Real Estate	9.74%
Utilities	9.55%
Repurchase Agreement	2.10%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.15%

Aerospace & Defense 2.90%
Huntington Ingalls Industries, Inc.	16,500	$3,140
Textron, Inc.	83,468	3,839
Total		6,979

Airlines 1.42%
Alaska Air Group, Inc.	56,415	3,433

Auto Components 1.00%
Lear Corp.	19,600	2,408

Banks 8.68%
CIT Group, Inc.	81,754	3,129
Citizens Financial Group, Inc.	144,000	4,281
East West Bancorp, Inc.	50,400	2,194
First Horizon National Corp.	172,200	2,266
KeyCorp	349,100	5,160
Signature Bank	13,816	1,420
Sterling Bancorp	149,962	2,476
Total		20,926

Beverages 2.86%
Coca-Cola European Partners plc (United Kingdom)*(a)	74,959	3,437
Cott Corp.	247,700	3,453
Total		6,890

Capital Markets 1.96%
BrightSphere Investment Group plc (United Kingdom)(a)	143,230	1,529
E*TRADE Financial Corp.	72,900	3,199
Total		4,728

Chemicals 4.58%
Ashland Global Holdings, Inc.	50,193	3,562
Axalta Coating Systems Ltd.*	79,931	1,872
Eastman Chemical Co.	29,217	2,136
FMC Corp.	24,311	1,798
Platform Specialty Products Corp.*	160,506	1,658
Total		11,026
		Fair
		Value
Investments	Shares	(000)
Construction & Engineering 1.34%
Jacobs Engineering Group, Inc.	55,200	$3,227

Containers & Packaging 1.39%
Graphic Packaging Holding Co.	248,436	2,644
Packaging Corp. of America	8,402	701
Total		3,345

Electric: Utilities 8.10%
Edison International	77,600	4,405
Entergy Corp.	34,839	2,999
Evergy, Inc.	97,944	5,560
FirstEnergy Corp.	174,395	6,549
Total		19,513

Electrical Equipment 3.55%
AMETEK, Inc.	35,401	2,397
Hubbell, Inc.	39,839	3,957
nVent Electric plc (United Kingdom)(a)	97,899	2,199
Total		8,553

Electronic Equipment, Instruments & Components 3.76%
Corning, Inc.	138,300	4,178
Flex Ltd.*	175,500	1,335
Keysight Technologies, Inc.*	57,326	3,559
Total		9,072

Energy Equipment & Services 0.73%
National Oilwell Varco, Inc.	68,200	1,753

Equity Real Estate Investment Trusts 9.76%
Alexandria Real Estate Equities, Inc.	36,706	4,230
Boston Properties, Inc.	33,900	3,815
Camden Property Trust	35,500	3,126
Duke Realty Corp.	132,401	3,429
Healthcare Trust of America, Inc. Class A	119,840	3,033
Highwoods Properties, Inc.	51,100	1,977

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
Equity Real Estate Investment Trusts (continued)
UDR, Inc.	98,759	$3,913
Total		23,523

Food Products 2.31%
Bunge Ltd.	27,217	1,455
Conagra Brands, Inc.	89,674	1,915
TreeHouse Foods, Inc.*	43,225	2,192
Total		5,562

Health Care Equipment & Supplies 2.42%
Hill-Rom Holdings, Inc.	28,181	2,495
Zimmer Biomet Holdings, Inc.	32,200	3,340
Total		5,835

Health Care Providers & Services 2.26%
Centene Corp.*	24,216	2,792
Encompass Health Corp.	43,074	2,658
Total		5,450

Hotels, Restaurants & Leisure 2.49%
Aramark	93,700	2,714
MGM Resorts International	135,778	3,294
Total		6,008

Household Durables 1.33%
Lennar Corp. Class A	48,100	1,883
Mohawk Industries, Inc.*	11,200	1,310
Total		3,193

Information Technology Services 1.28%
Conduent, Inc.*	290,303	3,086

Insurance 8.68%
Argo Group International Holdings Ltd.	63,232	4,252
Axis Capital Holdings Ltd.	57,100	2,949
Hanover Insurance Group, Inc. (The)	32,248	3,766
Hartford Financial Services Group, Inc. (The)	88,486	3,933
Lincoln National Corp.	52,200	2,678
RenaissanceRe Holdings Ltd.	24,897	3,329
Total		20,907
			Fair
			Value
Investments	Shares		(000)
Life Sciences Tools & Services 1.39%
PerkinElmer, Inc.		42,600	$3,346

Machinery 5.32%
Flowserve Corp.		51,946	1,975
ITT, Inc.		47,727	2,304
Parker-Hannifin Corp.		11,869	1,770
Pentair plc (United Kingdom)(a)		77,099	2,913
Stanley Black & Decker, Inc.		32,270	3,864
Total			12,826

Media 1.48%
Cable One, Inc.		2,000	1,640
Interpublic Group of Cos., Inc. (The)		34,656	715
Omnicom Group, Inc.		16,500	1,209
Total			3,564

Metals & Mining 1.88%
Lundin Mining Corp.(b)	CAD	312,266	1,290
Nucor Corp.		34,400	1,782
Steel Dynamics, Inc.		48,800	1,466
Total			4,538

Multi-Line Retail 1.46%
Dollar Tree, Inc.*		38,853	3,509

Multi-Utilities 1.48%
CMS Energy Corp.		71,786	3,564

Oil, Gas & Consumable Fuels 5.16%
Concho Resources, Inc.*		12,900	1,326
Hess Corp.		54,800	2,219
Marathon Petroleum Corp.		62,278	3,675
Noble Energy, Inc.		167,044	3,134
ONEOK, Inc.		38,346	2,069
Total			12,423

Pharmaceuticals 1.19%
Jazz Pharmaceuticals plc (Ireland)*(a)		9,200	1,141
Mylan NV*		63,365	1,736
Total			2,877

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

		Fair
		Value
Investments	Shares	(000)
Semiconductors & Semiconductor Equipment 1.87%
Marvell Technology Group Ltd.	120,200	$1,946
Qorvo, Inc.*	42,178	2,561
Total		4,507

Specialty Retail 2.18%
Advance Auto Parts, Inc.	21,900	3,449
Foot Locker, Inc.	33,990	1,808
Total		5,257

Technology Hardware, Storage & Peripherals 1.02%
NetApp, Inc.	41,262	2,462

Textiles, Apparel & Luxury Goods 0.92%
Tapestry, Inc.	65,700	2,217
Total Common Stocks (cost $252,621,675)		236,507
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 2.10%

Repurchase Agreement
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $5,045,000 of U.S. Treasury Note at 2.875% due 7/31/2025; value: $5,176,685; proceeds: $5,073,349 (cost $5,072,941)	$5,073	$5,073
Total Investments in Securities 100.25% (cost $257,694,616)		241,580
Liabilities in Excess of Foreign Cash and Other Assets (0.25)%		(609)
Net Assets 100.00%		$240,971

CAD	Canadian Dollar
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$236,507	$–	$–	$236,507
Short-Term Investment
Repurchase Agreement	–	5,073	–	5,073
Total	$236,507	$5,073	$–	$241,580

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $257,694,616)	$241,580,304
Foreign cash, at value (cost $228)	211
Receivables:
Capital shares sold	1,090,554
Interest and dividends	358,698
Investment securities sold	249,724
Prepaid expenses	1,624
Total assets	243,281,115
LIABILITIES:
Payables:
Investment securities purchased	1,388,008
Management fee	159,850
Directors’ fees	101,021
Capital shares reacquired	42,498
Fund administration	8,525
Accrued expenses	609,972
Total liabilities	2,309,874
NET ASSETS	$240,971,241
COMPOSITION OF NET ASSETS:
Paid-in capital	$260,753,179
Total distributable earnings (loss)	(19,781,938)
Net Assets	$240,971,241
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	12,130,290
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$19.87

10	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $9,813)	$5,433,149
Interest	72,204
Total investment income	5,505,353
Expenses:
Management fee	2,285,062
Non 12b-1 service fees	760,932
Shareholder servicing	235,630
Fund administration	121,870
Professional	57,967
Reports to shareholders	46,999
Custody	12,212
Directors’ fees	10,925
Other	35,594
Gross expenses	3,567,191
Expense reductions (See Note 9)	(7,035)
Net expenses	3,560,156
Net investment income	1,945,197
Net realized and unrealized gain (loss):
Net realized gain on investments	7,786,830
Net realized gain on foreign currency exchange contracts	9,067
Net realized gain on foreign currency related transactions	704
Net change in unrealized appreciation/depreciation on investments	(53,111,569)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(17)
Net realized and unrealized loss	(45,314,985)
Net Decrease in Net Assets Resulting From Operations	$(43,369,788)

See Notes to Financial Statements.	11

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
DECREASE IN NET ASSETS	December 31, 2018	December 31, 2017
Operations:
Net investment income	$1,945,197	$1,880,601
Net realized gain on investments, forward currency exchange contracts and foreign currency related transactions	7,796,601	24,410,967
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(53,111,586)	(3,751,279)
Net increase (decrease) in net assets resulting from operations	(43,369,788)	22,540,289
Distributions to shareholders(1)	(11,050,110)	(33,995,704)
Capital share transactions (See Note 14):
Proceeds from sales of shares	25,115,342	23,848,124
Reinvestment of distributions	11,050,110	33,995,704
Cost of shares reacquired	(72,162,141)	(71,563,154)
Net decrease in net assets resulting from capital share transactions	(35,996,689)	(13,719,326)
Net decrease in net assets	(90,416,587)	(25,174,741)
NET ASSETS:
Beginning of year	$331,387,828	$356,562,569
End of year	$240,971,241	$331,387,828
Distributions in excess of net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions was net investment income $(1,987,686) and net realized gain $(32,008,018).
(2)	The SEC eliminated the requirement to disclose distributions in excess of net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(103,835).

12	See Notes to Financial Statements.

This page is intentionally left blank.

13

Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
				Total
			Net	from
	Net asset	Net	realized	invest-
	value,	invest-	and	ment	Net	Net	Total
	beginning	ment	unrealized	opera-	investment	realized	distri-
	of period	income(a)	gain (loss)	tions	income	gain	butions
12/31/2018	$24.51	$0.15	$(3.83)	$(3.68)	$(0.17)	$(0.79)	$(0.96)
12/31/2017	25.52	0.14	1.58	1.72	(0.16)	(2.57)	(2.73)
12/31/2016	23.28	0.13	3.69	3.82	(0.13)	(1.45)	(1.58)
12/31/2015	26.02	0.15	(1.16)	(1.01)	(0.15)	(1.58)	(1.73)
12/31/2014	23.43	0.10	2.60	2.70	(0.11)	–	(0.11)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net				Net
asset			Net	assets,	Portfolio
value,	Total	Total	investment	end of	turnover
end of	return(b)	expenses	income	period	rate
period	(%)	(%)	(%)	(000)	(%)
$19.87	(15.04)	1.17	0.64	$240,971	50
24.51	6.83	1.16	0.55	331,388	70
25.52	16.39	1.17	0.52	356,563	67
23.28	(3.79)	1.18	0.56	347,526	61
26.02	11.53	1.16	0.40	418,164	58

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

16

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on foreign currency exchange contracts in the Fund’s Statement of Operations.

17

Notes to Financial Statements (continued)

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel,

18

Notes to Financial Statements (continued)

provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

For the fiscal year ended December 31, 2018, the effective management was at an annualized rate of .75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 was as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$1,912,376	$5,200,449
Net long-term capital gains	9,137,734	28,795,255
Total distributions paid	$11,050,110	$33,995,704

19

Notes to Financial Statements (continued)

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$30,712
Total Undistributed earnings	30,712
Temporary differences	$(2,358,180)
Unrealized losses – net	$(17,454,470)
Total accumulated losses – net	$(19,781,938)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $2,257,159 during fiscal year 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$259,034,757
Gross unrealized gain	13,388,435
Gross unrealized loss	(30,842,888)
Net unrealized security loss	$(17,454,453)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$148,942,462	$183,992,609

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $1,764,839 and sales of $705,741 which resulted in net realized gains of $159,681.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the year ended December 31, 2018 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of

20

Notes to Financial Statements (continued)

loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

As of December 31, 2018, the Fund had no forward foreign currency exchange contracts outstanding. An amount of $9,067 is included in the Statement of Operations related to forward foreign currency exchange contracts under the caption Net realized gain on foreign currency exchange contracts. The average notional amounts in U.S. dollars of forward foreign currency exchange contracts throughout the fiscal year was $759,240.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$5,072,941	$–	$5,072,941
Total	$5,072,941	$–	$5,072,941

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$5,072,941	$–	$–	$(5,072,941)	$–
Total	$5,072,941	$–	$–	$(5,072,941)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in

21

Notes to Financial Statements (continued)

the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

22

Notes to Financial Statements (concluded)

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017
Shares sold	1,051,803	917,562
Reinvestment of distributions	561,489	1,373,182
Shares reacquired	(3,005,419)	(2,739,249)
Decrease	(1,392,127)	(448,505)

23

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Stock Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Mid Cap Stock Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

24

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

25

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

26

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

27

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

29

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, which included the approval of a proposal to reduce the management fee schedule effective May 1, 2019, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was below the

30

Approval of Advisory Contract (continued)

median of the performance peer group for the one-, three-, five-, and ten-year periods and took into account recent changes to the portfolio management team and other actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement, as revised with a reduced management fee schedule effective May 1, 2019, should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates under the terms of the current Agreement, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that although the Fund’s net total expense ratio was above the median of the expense peer group, the Fund’s advisory fee rate was equal to the median of the expense peer group. The Board further considered that the Fund’s management fee schedule would be reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the reduced management fee schedule, which included certain

31

Approval of Advisory Contract (concluded)

breakpoints in the management fee schedule, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement, as revised, was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

32

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $9,137,734 represent long-term capital gains.

33

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio	LASFMCV-3 (02/19)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Short Duration Income Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

50	Statement of Assets and Liabilities

51	Statement of Operations

52	Statements of Changes in Net Assets

54	Financial Highlights

56	Notes to Financial Statements

68	Report of Independent Registered Public Accounting Firm

69	Supplemental Information to Shareholders

Lord Abbett Series Fund — Short Duration Income
Portfolio Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Short Duration Income Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

  For the fiscal year ended December 31, 2018, the Fund returned 1.15%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Credit Index,1 which returned 1.62% over the same period.

  During the period, there were several market-moving events. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into September with trade tensions mounting between the U.S. and China. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. In 2018, the U.S. Federal Reserve (“Fed”) raised its target for short-term interest rates by 0.25% at each of its March, June, September and December meetings, raising the target range to 2.25%–2.50%. As the Fed continued to raise rates, the U.S.

1

Treasury yield curve flattened throughout the year. The yield on 10-year U.S. Treasury securities (“Treasuries”) reached multi-year highs in November, and pulled back in December as risk-off sentiment roiled the markets and caused investors to flocked to safety. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October. US equity markets were volatile to finish out the year, with the S&P 5002 suffering the largest decline in December 2018 since the Great Depression, culminating in the worst year since the financial crisis. Additionally, leveraged credit segments of the market experienced a sharp sell-off, notably in December, due to concerns over slower growth, falling oil prices, year-end technical pressures and general risk-off sentiment. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014. Inflation, as measured by the Consumer Price Index (CPI), gained 1.9%, a decline of 0.1% year-over-year, mainly driven lower by falling energy prices. Oil prices suffered sharp declines due to oversupply concerns.

Consistent with the Fund’s strategic design, the Fund maintained exposure to a variety of bond market sectors in addition to the investment grade corporate bonds represented in the benchmark. This design provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors. In our view, these sector weightings were important factors that affected performance.

For the trailing 12-month period, security selection in investment grade corporate bonds was the primary detractor from relative performance. Specifically, exposure to “BBB”-rated corporate bonds detracted as lower quality tiers underperformed higher credit quality tiers during the period. Additionally, security selection within the financials sector detracted from performance as these securities were hurt amid Italian political risk and Brexit uncertainty. The Fund’s allocation to sovereign securities also detracted from relative performance. Sovereign securities were negatively impacted by global economic weakness, trade tensions, geopolitical pressures with China, and Turkey and Argentina concerns.

The Fund’s allocation to commercial mortgage-backed securities (CMBS) was the primary contributor to relative performance during the period. CMBS outperformed investment grade corporate bonds as corporate spread widening accelerated in the fourth quarter amid a negative environment for risk assets. We

2

remain attracted to CMBS’s domestic orientation and find attractive valuations within single-asset, single-borrower issues. The Fund’s allocation to asset-backed securities (ABS) also contributed to relative performance. Despite modest spread widening during the period, ABS outperformed investment grade corporates. We believe this sector offers superior risk-adjusted returns compared to corporate bonds, while providing additional liquidity, which help particularly within the fourth quarter.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Credit Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2018

	1 Year	Life of Class
Class VC2	1.15%	1.61%

1   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2   The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/18 -
	7/1/18	12/31/18	12/31/18
Class VC
Actual	$1,000.00	$1,009.40	$4.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Auto	2.18%
Basic Industry	0.38%
Capital Goods	0.49%
Consumer Cyclical	1.12%
Consumer Discretionary	0.71%
Consumer Services	0.82%
Consumer Staples	0.34%
Energy	8.21%
Financial Services	61.71%
Foreign Government	0.16%
Healthcare	2.47%
Integrated Oils	0.31%
Materials & Processing	4.31%
Municipal	0.11%
Other	0.05%
Producer Durables	1.62%
Technology	2.46%
Telecommunications	0.51%
Transportation	0.62%
U.S. Government	3.24%
Utilities	2.63%
Repurchase Agreement	5.55%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 91.99%

ASSET-BACKED SECURITIES 25.44%

Automobiles 8.91%
ACC Trust 2018-1 A†	3.70%	12/21/2020	$55	$54,893
American Credit Acceptance Receivables Trust 2015-3 C†	4.84%	10/12/2021	60	60,261
AmeriCredit Automobile Receivables Trust 2016-3 A3	1.46%	5/10/2021	20	19,805
AmeriCredit Automobile Receivables Trust 2016-3 B	1.80%	10/8/2021	31	30,659
AmeriCredit Automobile Receivables Trust 2017-2 B	2.40%	5/18/2022	43	42,480
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	64	63,545
AmeriCredit Automobile Receivables Trust 2017-3 A2A	1.69%	12/18/2020	16	15,747
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	29	28,643
AmeriCredit Automobile Receivables Trust 2017-4 A2A	1.83%	5/18/2021	27	27,283
AmeriCredit Automobile Receivables Trust 2017-4 A3	2.04%	7/18/2022	97	95,869
AmeriCredit Automobile Receivables Trust 2017-4 B	2.36%	12/19/2022	42	41,483
Bank of The West Auto Trust 2017-1 A3†	2.11%	1/15/2023	100	98,813
Bank of The West Auto Trust 2017-1 A4†	2.33%	9/15/2023	100	98,662
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	8	7,780
California Republic Auto Receivables Trust 2015-4 A4†	2.58%	6/15/2021	138	137,913
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	12	12,026
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	47	46,372
California Republic Auto Receivables Trust 2016-1 B	3.43%	2/15/2022	335	334,993
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	14	14,365
California Republic Auto Receivables Trust 2018-1 A2	2.86%	3/15/2021	336	335,427

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2018-1 A3	3.14%	8/15/2022	$97		$97,255
Capital Auto Receivables Asset Trust 2015-2 C	2.67%	8/20/2020	132		131,749
Capital Auto Receivables Asset Trust 2015-3 B	2.43%	9/21/2020	11		10,982
Capital Auto Receivables Asset Trust 2015-3 C	2.90%	12/21/2020	10		9,994
Capital Auto Receivables Asset Trust 2015-3 D	3.34%	3/22/2021	9		9,020
Capital Auto Receivables Asset Trust 2016-1 A4	1.98%	10/20/2020	14		14,030
Capital Auto Receivables Asset Trust 2016-1 B	2.67%	12/21/2020	12		11,972
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	2		2,114
Capital Auto Receivables Asset Trust 2016-2 A4	1.63%	1/20/2021	24		23,891
Capital Auto Receivables Asset Trust 2016-2 B	2.11%	3/22/2021	4		3,971
Capital Auto Receivables Asset Trust 2017-1 A2†	1.76%	6/22/2020	15		15,027
Capital Auto Receivables Asset Trust 2017-1 A3†	2.02%	8/20/2021	28		27,760
Capital Auto Receivables Asset Trust 2017-1 A4†	2.22%	3/21/2022	17		16,753
Capital Auto Receivables Asset Trust 2018-2 A2†	3.02%	2/22/2021	188		187,926
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%	6/20/2023	80		80,187
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	19		19,262
CarMax Auto Owner Trust 2016-3 A4	1.60%	1/18/2022	15		14,708
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	22		21,389
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	21		20,509
CarMax Auto Owner Trust 2017-3 A4	2.22%	11/15/2022	49		48,346
CarMax Auto Owner Trust 2017-4 A3	2.11%	10/17/2022	125		123,752
Chesapeake Funding II LLC 2016-1A A1†	2.11%	3/15/2028	49		49,220
Chesapeake Funding II LLC 2016-2A A1†	1.88%	6/15/2028	69		68,990
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	67		66,438
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	147		144,866
Chesapeake Funding II LLC 2017-4A A1†	2.12%	11/15/2029	187		184,920
Chrysler Capital Auto Receivables Trust 2015-BA B†	2.70%	12/15/2020	3		2,998
Chrysler Capital Auto Receivables Trust 2016-AA A3†	1.77%	10/15/2020	1	(a)	636
Chrysler Capital Auto Receivables Trust 2016-AA B†	2.88%	6/15/2022	11		10,987
CPS Auto Receivables Trust 2017-C A†	1.78%	9/15/2020	12		12,099
CPS Auto Receivables Trust 2017-C B†	2.30%	7/15/2021	100		99,551
CPS Auto Receivables Trust 2018-B A†	2.72%	9/15/2021	64		63,468
CPS Auto Receivables Trust 2018-B B†	3.23%	7/15/2022	100		99,951
CPS Auto Receivables Trust 2018-B C†	3.58%	3/15/2023	100		100,317
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	1		1,141
Drive Auto Receivables Trust 2015-BA D†	3.84%	7/15/2021	3		3,480
Drive Auto Receivables Trust 2015-BA E†	5.15%	8/15/2022	50		50,345
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	3		3,496

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	$22		$22,146
Drive Auto Receivables Trust 2016-BA C†	3.19%	7/15/2022	8		7,511
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	41		41,271
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	60		59,933
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	27		27,145
Drive Auto Receivables Trust 2017-2 B	2.25%	6/15/2021	8		7,953
Drive Auto Receivables Trust 2017-2 C	2.75%	9/15/2023	42		41,920
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	180		180,668
Drive Auto Receivables Trust 2017-BA C†	2.61%	8/16/2021	34		34,241
Drive Auto Receivables Trust 2017-BA D†	3.72%	10/17/2022	173		173,373
Drive Auto Receivables Trust 2018-3 B	3.37%	9/15/2022	49		49,040
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	118		118,336
Drive Auto Receivables Trust 2018-4 B	3.36%	10/17/2022	58		57,906
Drive Auto Receivables Trust 2018-4 C	3.66%	11/15/2024	113		113,503
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	34		34,352
Drive Auto Receivables Trust 2018-5 C	3.99%	1/15/2025	84		84,795
Exeter Automobile Receivables Trust 2017-3A A†	2.05%	12/15/2021	21		20,538
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	50		49,671
First Investors Auto Owner Trust 2017-1A A1†	1.69%	4/15/2021	5		4,913
First Investors Auto Owner Trust 2017-3A A1†	2.00%	3/15/2022	22		21,512
First Investors Auto Owner Trust 2018-1A B†	3.51%	5/15/2023	100		100,505
First Investors Auto Owner Trust 2018-2A C†	4.03%	1/15/2025	16		16,265
First Investors Auto Owner Trust 2018-2A D†	4.28%	1/15/2025	10		10,204
Flagship Credit Auto Trust 2015-3 A†	2.38%	10/15/2020	–	(a)	319
Flagship Credit Auto Trust 2016-2 A2†	3.05%	8/16/2021	30		29,824
Flagship Credit Auto Trust 2016-4 A2†	1.96%	2/16/2021	4		3,783
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	27		26,686
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	30		29,647
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	44		44,132
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	272		271,899
Ford Credit Auto Owner Trust 2017-2 A†	2.36%	3/15/2029	100		97,502
Ford Credit Auto Owner Trust 2018-2 A†	3.47%	1/15/2030	100		101,015
Hyundai Auto Receivables Trust 2016-B C	2.19%	11/15/2022	72		71,021
Nissan Auto Receivables Owner Trust 2016-B A3	1.32%	1/15/2021	14		13,557
Santander Drive Auto Receivables Trust 2015-3 C	2.74%	1/15/2021	4		3,912
Santander Drive Auto Receivables Trust 2015-4 C	2.97%	3/15/2021	35		34,683
Santander Drive Auto Receivables Trust 2015-5 D	3.65%	12/15/2021	22		22,053
Santander Drive Auto Receivables Trust 2016-1 D	4.02%	4/15/2022	264		266,503

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Santander Drive Auto Receivables Trust 2016-2 B	2.08%	2/16/2021	$1	$1,482
Santander Drive Auto Receivables Trust 2017-1 D	3.17%	4/17/2023	14	13,960
Santander Drive Auto Receivables Trust 2017-2 D	3.49%	7/17/2023	88	87,580
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	20	19,887
Santander Drive Auto Receivables Trust 2018-3 A3	3.03%	2/15/2022	64	64,048
Santander Drive Auto Receivables Trust 2018-3 B	3.29%	10/17/2022	98	98,102
Santander Drive Auto Receivables Trust 2018-4 C	3.56%	7/15/2024	54	54,433
Santander Drive Auto Receivables Trust 2018-5 B	3.52%	12/15/2022	84	84,093
Santander Drive Auto Receivables Trust 2018-5 C	3.81%	12/16/2024	78	78,577
TCF Auto Receivables Owner Trust 2015-1A A4†	1.96%	11/16/2020	126	125,623
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%	4/15/2021	29	28,953
TCF Auto Receivables Owner Trust 2015-1A D†	3.53%	3/15/2022	10	9,969
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%	9/15/2021	6	5,987
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%	12/15/2021	4	4,006
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%	2/15/2022	50	49,600
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%	6/15/2022	33	32,475
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%	6/15/2022	36	35,322
Toyota Auto Receivables Owner Trust 2016-A A3	1.25%	3/16/2020	9	9,018
Toyota Auto Receivables Owner Trust 2016-D A3	1.23%	10/15/2020	24	23,822
Westlake Automobile Receivables Trust 2016-2A C†	2.83%	5/17/2021	6	5,644
Westlake Automobile Receivables Trust 2016-3A B†	2.07%	12/15/2021	2	1,863
Westlake Automobile Receivables Trust 2017-1A B†	2.30%	10/17/2022	79	78,860
Westlake Automobile Receivables Trust 2017-2A A2A†	1.80%	7/15/2020	23	22,971
Westlake Automobile Receivables Trust 2017-2A B†	2.25%	12/15/2020	67	66,592
Westlake Automobile Receivables Trust 2018-3A A2A†	2.98%	1/18/2022	167	166,948
World Omni Auto Receivables Trust 2018-D A4	3.44%	12/16/2024	39	39,700
World Omni Auto Receivables Trust 2018-D B	3.67%	12/16/2024	48	49,001
World Omni Select Auto Trust 2018-1A B†	3.68%	7/15/2023	17	17,206
World Omni Select Auto Trust 2018-1A D†	4.13%	1/15/2025	60	61,065
Total				7,051,543

Credit Cards 6.50%
American Express Credit Account Master Trust 2017-6 A	2.04%	5/15/2023	167	164,490
American Express Credit Account Master Trust 2017-7 A	2.35%	5/15/2025	229	225,138
BA Credit Card Trust 2017-A2	1.84%	1/17/2023	140	137,545
Barclays Dryrock Issuance Trust 2016-1 A	1.52%	5/16/2022	100	99,200

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
Barclays Dryrock Issuance Trust 2017-1 A	2.785% (1 Mo. LIBOR + .33%	)#	3/15/2023	$320	$320,208
Barclays Dryrock Issuance Trust 2017-2 A	2.755% (1 Mo. LIBOR + .30%	)#	5/15/2023	221	220,726
Barclays Dryrock Issuance Trust 2018-1 A	2.785%	#	7/15/2024	100	99,776
Capital One Multi-Asset Execution Trust 2015-A3	2.855% (1 Mo. LIBOR + .40%	)#	3/15/2023	50	50,103
Capital One Multi-Asset Execution Trust 2016-A4	1.33%		6/15/2022	28	27,721
Capital One Multi-Asset Execution Trust 2017-A4	1.99%		7/17/2023	235	231,441
Capital One Multi-Asset Execution Trust 2017-A6	2.29%		7/15/2025	133	129,976
Citibank Credit Card Issuance Trust 2014-A1	2.88%		1/23/2023	135	134,980
Citibank Credit Card Issuance Trust 2017-A3	1.92%		4/7/2022	100	98,752
Citibank Credit Card Issuance Trust 2017-A8	1.86%		8/8/2022	178	175,158
Citibank Credit Card Issuance Trust 2018-A6	3.21%		12/7/2024	337	340,713
Discover Card Execution Note Trust 2015-A2 A	1.90%		10/17/2022	145	143,044
Discover Card Execution Note Trust 2015-A4	2.19%		4/17/2023	100	99,034
Discover Card Execution Note Trust 2017-A6	1.88%		2/15/2023	161	158,599
First National Master Note Trust 2017-2 A	2.895% (1 Mo. LIBOR + .44%	)#	10/16/2023	172	171,736
Golden Credit Card Trust 2018-1A A†	2.62%		1/15/2023	168	167,199
Golden Credit Card Trust 2018-4A A†	3.44%		10/15/2025	151	150,398
Master Credit Card Trust II Series 2018-1A A†	2.969% (1 Mo. LIBOR + .49%	)#	7/21/2024	100	99,755
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	24	23,817
Synchrony Credit Card Master Note Trust 2016-2 A	2.21%		5/15/2024	179	175,736
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	100	98,661
Synchrony Credit Card Master Note Trust 2017-1 A	1.93%		6/15/2023	99	97,475
Synchrony Credit Card Master Note Trust 2017-1 B	2.19%		6/15/2023	202	199,438
Synchrony Credit Card Master Note Trust 2017-2 A	2.62%		10/15/2025	129	127,362
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	100	98,296
Synchrony Credit Card Master Note Trust 2018-2 A	3.47%		5/15/2026	99	100,279
World Financial Network Credit Card Master Trust 2012-A	3.14%		1/17/2023	17	16,999
World Financial Network Credit Card Master Trust 2015-B A	2.55%		6/17/2024	49	48,585
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	134	130,558
World Financial Network Credit Card Master Trust 2017-A	2.12%		3/15/2024	150	148,011

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
World Financial Network Credit Card Master Trust 2017-B A	1.98%		6/15/2023	$131	$130,278
World Financial Network Credit Card Master Trust 2017-C A	2.31%		8/15/2024	56	55,241
World Financial Network Credit Card Master Trust 2018-C A	3.55%		8/15/2025	213	215,856
World Financial Network Credit Card Master Trust 2018-C M	3.95%		8/15/2025	36	36,487
Total					5,148,771

Other 10.03%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	88	88,018
Ammc CLO 19 Ltd. 2016-19A A†	3.936% (3 Mo. LIBOR + 1.50%	)#	10/15/2028	250	250,217
Arbor Realty Collateralized Loan Obligation Ltd. 2017-FL3 A†	3.445% (1 Mo. LIBOR + .99%	)#	12/15/2027	100	99,512
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	3.605% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	100	99,125
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	17	17,124
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	20	19,854
Ascentium Equipment Receivables Trust 2017-2A A2†	2.00%		5/11/2020	15	14,580
Avery Point V CLO Ltd. 2014-5A AR†	3.429% (3 Mo. LIBOR + .98%	)#	7/17/2026	205	204,248
AXIS Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	100	100,634
BlueMountain CLO Ltd. 2012-2A AR2†	3.695% (3 Mo. LIBOR + 1.05%	)#	11/20/2028	250	248,676
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	11	10,970
CNH Equipment Trust 2015-C A3	1.66%		11/16/2020	11	11,265
Conn’s Receivables Funding LLC 2018-A†	3.25%		1/15/2023	53	52,632
CoreVest American Finance Trust 2018-1 A	3.804%		6/15/2051	99	99,522
Dell Equipment Finance Trust 2016-1 B†	2.03%		7/22/2021	29	28,815
Dell Equipment Finance Trust 2017-1 A3†	2.14%		4/22/2022	80	79,494
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	17	16,575
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	26	26,335
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031	107	107,819
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031	87	87,637
DLL LLC 2018-1 A2†	2.81%		11/17/2020	100	99,887

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
DLL LLC 2018-1 A3†	3.10%		4/18/2022	$182	$182,173
DLL LLC 2018-1 A4†	3.27%		4/17/2026	109	110,180
DLL Securitization Trust 2017-A A2†	1.89%		7/15/2020	55	54,868
DLL Securitization Trust 2017-A A3†	2.14%		12/15/2021	100	99,027
DLL Securitization Trust 2017-A A4†	2.43%		11/17/2025	100	98,702
Dryden 30 Senior Loan Fund 2013-30A AR†	3.434% (3 Mo. LIBOR + .82%	)#	11/15/2028	250	246,732
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	40	39,643
Ford Credit Floorplan Master Owner Trust 2015-2 A1	1.98%		1/15/2022	23	22,756
Ford Credit Floorplan Master Owner Trust 2017-2 A1	2.16%		9/15/2022	100	98,555
FREED ABS TRUST 2018-2 A†	3.99%		10/20/2025	146	146,430
Greystone Commercial Real Estate Notes Ltd. 2017-FL1A A†	4.005% (1 Mo. LIBOR + 1.55%	)#	3/15/2027	229	229,054
Greystone Commercial Real Estate Notes Ltd. 2017-FL1A B†	5.205% (1 Mo. LIBOR + 2.75%	)#	3/15/2027	100	100,176
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	4.005% (1 Mo. LIBOR + 1.55%	)#	9/15/2028	124	124,018
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	4.605% (1 Mo. LIBOR + 2.15%	)#	9/15/2028	38	38,013
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	3.57% (3 Mo. LIBOR + 1.08%	)#	7/25/2027	250	248,493
KREF Ltd. 2018-FL1 A†	3.402% (1 Mo. LIBOR + 1.10%	)#	6/15/2036	100	99,910
LCM XXIV Ltd. 24A A†	3.779% (3 Mo. LIBOR + 1.31%	)#	3/20/2030	250	249,104
Magnetite VII Ltd. 2012-7A A1R2†	3.236% (3 Mo. LIBOR + .80%	)#	1/15/2028	250	246,164
Mountain Hawk III CLO Ltd. 2014-3A AR†	3.645% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	192	192,299
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	71	69,972
Navient Student Loan Trust 2018-1A A1†	2.696% (1 Mo. LIBOR + .19%	)#	3/25/2067	39	38,784
NextGear Floorplan Master Owner Trust 2016-2A A2†	2.19%		9/15/2021	100	99,300
NextGear Floorplan Master Owner Trust 2017-1A A2†	2.54%		4/18/2022	100	99,360
NextGear Floorplan Master Owner Trust 2018-2A A2†	3.69%		10/16/2023	100	100,843
NextGear Floorplan Master Owner Trust 2018-2A B†	4.01%		10/16/2023	100	100,907
Nissan Master Owner Trust Receivables 2016-A A2	1.54%		6/15/2021	35	34,769
Nissan Master Owner Trust Receivables 2017-B A	2.885% (1 Mo. LIBOR + .43%	)#	4/18/2022	78	78,001
Octagon Investment Partners XXI Ltd. 2014-1A A1AR†	3.964% (3 Mo. LIBOR + 1.35%	)#	11/14/2026	250	250,088

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
OHA Loan Funding Ltd. 2015-1A AR†	4.026% (3 Mo. LIBOR + 1.41%	)#	8/15/2029	$250		$250,285
OneMain Financial Issuance Trust 2015-1A A†	3.19%		3/18/2026	19		19,447
Orec Ltd. 2018-CRE1 A†	3.487% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	136		135,524
OZLM VIII Ltd. 2014-8A A1RR†	3.625% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	250		249,010
Palmer Square Loan Funding Ltd. 2018-5A A1†	3.32% (3 Mo. LIBOR + .85%	)#	1/20/2027	250		249,358
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023	122		121,052
Ready Capital Mortgage Financing LLC 2018-FL2 A†	3.356% (1 Mo. LIBOR + .85%	)#	6/25/2035	85		84,776
Salem Fields CLO Ltd. 2016-2A A1R†	3.64% (3 Mo. LIBOR + 1.15%	)#	10/25/2028	250		248,648
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	64		64,042
SCF Equipment Leasing LLC 2018-1A A1†	2.81%		4/20/2021	67		66,877
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	161		161,388
SLC Student Loan Trust 2008-1 A4A	4.388% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	63		64,334
SoFi Professional Loan Program 2017-D A1FX†	1.72%		9/25/2040	34		33,379
SoFi Professional Loan Program LLC 2017-C A2A†	1.75%		7/25/2040	33		32,768
SoFi Professional Loan Program LLC 2017-E A2A†	1.86%		11/26/2040	76		75,245
SoFi Professional Loan Program LLC 2017-F A1FX†	2.05%		1/25/2041	60		59,280
THL Credit Wind River CLO Ltd. 2012-1A BR†	4.286% (3 Mo. LIBOR + 1.85%	)#	1/15/2026	250		248,976
Towd Point Asset Trust 2018-SL1 A†	3.106% (1 Mo. LIBOR + .60%	)#	1/25/2046	127		126,585
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	3.585% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	138		137,252
Wells Fargo Dealer Floorplan Master Note Trust 2015-2 A	3.12% (1 Mo. LIBOR + .65%	)#	1/20/2022	5		5,012
West CLO Ltd. 2014-2A A1AR†	3.306% (3 Mo. LIBOR + .87%	)#	1/16/2027	250		248,919
Total						7,943,417
Total Asset-Backed Securities (cost $20,216,573)						20,143,731

				Shares (000)
COMMON STOCK 0.00%

Oil
Templar Energy LLC Class A Units (cost $728)				–	(b)	45

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 0.08%

Electric: Power 0.01%
Clearway Energy, Inc.†	3.25%	6/1/2020	$11	$10,516

Energy Equipment & Services 0.01%
Tesla Energy Operations, Inc.	1.625%	11/1/2019	10	9,386

Real Estate Investment Trusts 0.06%
VEREIT, Inc.	3.75%	12/15/2020	44	43,428
Total Convertible Bonds (cost $64,665)				63,330

CORPORATE BONDS 36.66%

Aerospace/Defense 0.44%
Bombardier, Inc. (Canada)†(c)	6.00%	10/15/2022	2	1,885
Bombardier, Inc. (Canada)†(c)	6.125%	1/15/2023	106	99,640
Bombardier, Inc. (Canada)†(c)	8.75%	12/1/2021	89	92,004
Embraer Overseas Ltd.†	5.696%	9/16/2023	33	34,527
Embraer SA (Brazil)(c)	5.15%	6/15/2022	2	2,062
L3 Technologies, Inc.	4.95%	2/15/2021	6	6,142
Triumph Group, Inc.	4.875%	4/1/2021	38	34,295
United Technologies Corp.	3.65%	8/16/2023	81	80,763
Total				351,318

Air Transportation 0.38%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(c)	3.875%	9/15/2024	16	15,086
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(c)	5.00%	6/15/2025	8	8,450
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%	1/15/2022	126	127,574
American Airlines 2014-1 Class B Pass-Through Trust	4.375%	4/1/2024	65	64,627
Continental Airlines 2012-1 Class B Pass-Through Trust	6.25%	10/11/2021	2	2,248
Delta Airlines 2011-1 Class A Pass Through Trust	5.30%	10/15/2020	19	18,987
UAL 2007-1 Pass Through Trust	7.336%	1/2/2021	6	6,047
United Airlines 2014-1 Class B Pass-Through Trust	4.75%	10/11/2023	10	10,258
US Airways 2012-2 Class B Pass-Through Trust	6.75%	12/3/2022	10	10,581
US Airways 2013-1 Class B Pass-Through Trust	5.375%	5/15/2023	34	34,887
Total				298,745

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Auto Parts: Original Equipment 0.29%
American Axle & Manufacturing, Inc.	6.625%		10/15/2022	$12	$11,910
Nexteer Automotive Group Ltd.†	5.875%		11/15/2021	200	203,400
Titan International, Inc.	6.50%		11/30/2023	16	14,400
Total					229,710

Automotive 1.75%
American Honda Finance Corp.	1.65%		7/12/2021	18	17,346
American Honda Finance Corp.	1.70%		9/9/2021	6	5,770
Daimler Finance North America LLC†	2.875%		3/10/2021	150	148,210
Daimler Finance North America LLC†	3.75%		11/5/2021	150	150,563
Deck Chassis Acquisition, Inc.†	10.00%		6/15/2023	19	18,335
Ford Motor Credit Co. LLC	8.125%		1/15/2020	300	311,497
General Motors Co.	4.875%		10/2/2023	71	71,231
General Motors Financial Co., Inc.	3.15%		6/30/2022	103	98,264
General Motors Financial Co., Inc.	3.20%		7/6/2021	46	44,958
General Motors Financial Co., Inc.	4.20%		3/1/2021	85	84,988
General Motors Financial Co., Inc.	4.375%		9/25/2021	50	50,234
Hyundai Capital America†	1.75%		9/27/2019	36	35,548
Hyundai Capital America†	2.00%		7/1/2019	5	4,969
Hyundai Capital America†	2.50%		3/18/2019	117	116,812
Hyundai Capital America†	3.25%		9/20/2022	31	30,173
Volkswagen Group of America Finance LLC†	4.00%		11/12/2021	200	200,535
Total					1,389,433

Banks: Regional 5.40%
ABN AMRO Bank NV (Netherlands)(c)	6.25%		4/27/2022	400	424,184
Associated Banc-Corp.	2.75%		11/15/2019	29	28,869
Associated Bank NA	3.50%		8/13/2021	47	46,910
Banco de Credito del Peru (Panama)†(c)	2.25%		10/25/2019	200	198,140
Bank of America Corp.	2.328% (3 Mo. LIBOR + .63%	)#	10/1/2021	59	57,861
Bank of America Corp.	2.369% (3 Mo. LIBOR + .66%	)#	7/21/2021	37	36,345
Bank of America Corp.	5.49%		3/15/2019	300	301,377
Barclays Bank plc (United Kingdom)†(c)	10.179%		6/12/2021	160	179,956
CIT Group, Inc.	4.125%		3/9/2021	28	27,650
Citigroup, Inc.	2.876% (3 Mo. LIBOR + .95%	)#	7/24/2023	61	59,063
Citigroup, Inc.	2.90%		12/8/2021	70	68,913
Citigroup, Inc.	3.199% (3 Mo. LIBOR + .69%	)#	10/27/2022	91	88,843
Citigroup, Inc.	4.05%		7/30/2022	42	42,224
Citigroup, Inc.	8.50%		5/22/2019	45	45,923

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Compass Bank	5.50%		4/1/2020	$68	$69,524
Credit Suisse AG	5.40%		1/14/2020	22	22,343
Discover Bank	7.00%		4/15/2020	250	260,318
Discover Bank	8.70%		11/18/2019	250	260,800
Goldman Sachs Group, Inc. (The)	2.876% (3 Mo. LIBOR + .82%	)#	10/31/2022	96	93,269
Goldman Sachs Group, Inc. (The)	2.908% (3 Mo. LIBOR + 1.05%	)#	6/5/2023	67	64,368
Goldman Sachs Group, Inc. (The)	3.618% (3 Mo. LIBOR + 1.11%	)#	4/26/2022	72	71,223
Goldman Sachs Group, Inc. (The)	5.25%		7/27/2021	103	106,958
Goldman Sachs Group, Inc. (The)	5.375%		3/15/2020	119	121,667
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	24	25,138
Goldman Sachs Group, Inc. (The)	6.00%		6/15/2020	19	19,672
Intesa Sanpaolo SpA (Italy)(c)	3.875%		1/15/2019	200	199,965
Macquarie Bank Ltd. (Australia)†(c)	6.625%		4/7/2021	95	100,547
Macquarie Group Ltd. (Australia)†(c)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	12	11,555
Macquarie Group Ltd. (Australia)†(c)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	75	75,076
Macquarie Group Ltd. (Australia)†(c)	6.00%		1/14/2020	75	77,000
Macquarie Group Ltd. (Australia)†(c)	7.625%		8/13/2019	75	76,954
Morgan Stanley	2.80%		6/16/2020	11	10,931
Morgan Stanley	3.414% (3 Mo. LIBOR + .80%	)#	2/14/2020	56	56,002
Morgan Stanley	3.649% (3 Mo. LIBOR + 1.18%	)#	1/20/2022	59	58,824
Morgan Stanley	4.875%		11/1/2022	84	86,632
Nordea Bank Abp (Finland)†(c)	4.875%		5/13/2021	200	203,523
Popular, Inc.	6.125%		9/14/2023	23	22,871
Royal Bank of Scotland Group plc (United Kingdom)(c)	6.125%		12/15/2022	22	22,314
Santander UK Group Holdings plc (United Kingdom)(c)	3.125%		1/8/2021	173	170,178
SVB Financial Group	5.375%		9/15/2020	5	5,160
UBS AG	7.625%		8/17/2022	250	266,875
Wells Fargo & Co.	3.069%		1/24/2023	117	114,017
Total					4,279,962

Beverages 0.16%
Keurig Dr Pepper, Inc.	3.20%		11/15/2021	46	45,226
Keurig Dr Pepper, Inc.†	4.057%		5/25/2023	84	83,737
Total					128,963

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Biotechnology Research & Production 0.06%
Sotera Health Topco, Inc. PIK 8.875%†	8.125%		11/1/2021	$48	$45,240

Building Materials 0.57%
Boral Finance Pty Ltd. (Australia)†(c)	3.00%		11/1/2022	19	18,372
CPG Merger Sub LLC†	8.00%		10/1/2021	43	41,925
Griffon Corp.	5.25%		3/1/2022	61	55,434
Holcim US Finance Sarl & Cie SCS (Luxembourg)†(c)	6.00%		12/30/2019	208	213,073
Martin Marietta Materials, Inc.	3.327% (3 Mo. LIBOR + .65%	)#	5/22/2020	10	9,948
Standard Industries, Inc.†	5.375%		11/15/2024	18	16,965
Summit Materials LLC/Summit Materials Finance Corp.	8.50%		4/15/2022	13	13,634
Vulcan Materials Co.	3.388% (3 Mo. LIBOR + .65%	)#	3/1/2021	20	19,856
Vulcan Materials Co.	3.388% (3 Mo. LIBOR + .60%	)#	6/15/2020	65	64,604
Total					453,811

Business Services 0.26%
APX Group, Inc.	8.75%		12/1/2020	92	87,860
Chicago Parking Meters LLC†	5.489%		12/30/2020	30	31,098
Equifax, Inc.	3.60%		8/15/2021	24	23,978
ERAC USA Finance LLC†	5.25%		10/1/2020	25	25,805
IHS Markit Ltd. (United Kingdom)(c)	4.125%		8/1/2023	23	22,794
Verisk Analytics, Inc.	4.875%		1/15/2019	17	17,006
Total					208,541

Chemicals 1.14%
Blue Cube Spinco LLC	9.75%		10/15/2023	10	11,025
Blue Cube Spinco LLC	10.00%		10/15/2025	4	4,540
Celanese US Holdings LLC	4.625%		11/15/2022	160	164,590
Celanese US Holdings LLC	5.875%		6/15/2021	86	90,451
DowDuPont, Inc.	4.205%		11/15/2023	48	49,132
Platform Specialty Products Corp.†	6.50%		2/1/2022	104	104,390
Rayonier AM Products, Inc.†	5.50%		6/1/2024	8	7,080
Syngenta Finance NV (Netherlands)†(c)	3.698%		4/24/2020	200	198,586
Syngenta Finance NV (Netherlands)†(c)	3.933%		4/23/2021	200	197,368
Yara International ASA (Norway)†(c)	7.875%		6/11/2019	72	73,356
Total					900,518

Coal 0.05%
Eterna Capital Pte Ltd. PIK 1.00% (Singapore)(c)	7.50%		12/11/2022	32	31,233
Peabody Energy Corp.†	6.00%		3/31/2022	8	7,790
Total					39,023

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware 0.32%
Dell International LLC/EMC Corp.†	4.42%	6/15/2021	$93	$92,958
Dell International LLC/EMC Corp.†	5.45%	6/15/2023	109	111,021
Dell International LLC/EMC Corp.†	5.875%	6/15/2021	30	30,042
GCI LLC	6.75%	6/1/2021	16	16,076
Total				250,097

Computer Software 0.28%
Dun & Bradstreet Corp. (The)	4.25%	6/15/2020	3	3,043
First Data Corp.†	5.75%	1/15/2024	31	30,391
Infor Software Parent LLC/Infor Software Parent, Inc. PIK 7.875%†	7.125%	5/1/2021	26	25,415
Informatica LLC†	7.125%	7/15/2023	51	49,923
Sophia LP/Sophia Finance, Inc.†	9.00%	9/30/2023	58	58,290
TIBCO Software, Inc.†	11.375%	12/1/2021	55	57,750
Total				224,812

Construction/Homebuilding 0.48%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.875%	2/15/2021	11	10,615
Brookfield Residential Properties, Inc. (Canada)†(c)	6.50%	12/15/2020	98	98,123
Century Communities, Inc.	6.875%	5/15/2022	30	29,325
DR Horton, Inc.	3.75%	3/1/2019	60	59,997
DR Horton, Inc.	4.75%	2/15/2023	7	7,096
DR Horton, Inc.	5.75%	8/15/2023	9	9,471
M/I Homes, Inc.	6.75%	1/15/2021	103	102,871
Taylor Morrison Communities, Inc.	6.625%	5/15/2022	16	16,040
William Lyon Homes, Inc.	7.00%	8/15/2022	50	49,625
Total				383,163

Containers 0.32%
OI European Group BV (Netherlands)†(c)	4.00%	3/15/2023	20	18,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer
LLC/Reynolds Group Issuer (Luxembourg) SA	6.875%	2/15/2021	35	34,697
Reynolds Group Issuer, Inc./Reynolds Group Issuer
LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%	10/15/2020	199	198,419
Total				251,866

Drugs 0.42%
AmerisourceBergen Corp.	3.50%	11/15/2021	14	14,051
Bayer US Finance II LLC†	2.75%	7/15/2021	32	31,185
Elanco Animal Health, Inc.†	3.912%	8/27/2021	19	19,129
Elanco Animal Health, Inc.†	4.272%	8/28/2023	22	22,003
Express Scripts Holding Co.	4.75%	11/15/2021	24	24,703

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Drugs (continued)
Takeda Pharmaceutical Co. Ltd. (Japan)†(c)	3.80%		11/26/2020	$200	$201,258
Teva Pharmaceutical Finance Co. BV (Curacao)(c)	3.65%		11/10/2021	9	8,532
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(c)	1.70%		7/19/2019	16	15,792
Total					336,653

Electric: Power 2.25%
AES Corp. (The)	4.875%		5/15/2023	31	30,380
Ausgrid Finance Pty Ltd. (Australia)†(c)	3.85%		5/1/2023	114	113,852
Dominion Energy, Inc.	2.962%		7/1/2019	37	36,873
Dominion Energy, Inc.	4.104%		4/1/2021	77	77,637
Duquesne Light Holdings, Inc.†	5.90%		12/1/2021	19	20,115
Duquesne Light Holdings, Inc.†	6.40%		9/15/2020	192	200,279
Emera US Finance LP	2.70%		6/15/2021	115	112,094
Enel Finance International NV (Netherlands)†(c)	2.875%		5/25/2022	200	188,582
Entergy Texas, Inc.	7.125%		2/1/2019	27	27,075
Exelon Generation Co. LLC	3.40%		3/15/2022	7	6,895
Exelon Generation Co. LLC	4.25%		6/15/2022	2	2,029
Jersey Central Power & Light Co.†	4.70%		4/1/2024	54	56,282
Jersey Central Power & Light Co.	7.35%		2/1/2019	107	107,329
Metropolitan Edison Co.	7.70%		1/15/2019	11	11,016
Oklahoma Gas & Electric Co.	8.25%		1/15/2019	100	100,179
Origin Energy Finance Ltd. (Australia)†(c)	5.45%		10/14/2021	110	114,328
Pennsylvania Electric Co.	5.20%		4/1/2020	11	11,277
PNM Resources, Inc.	3.25%		3/9/2021	28	27,788
PPL Capital Funding, Inc.	3.50%		12/1/2022	20	19,692
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	5.375%		5/1/2021	20	20,661
PSEG Power LLC	3.85%		6/1/2023	78	78,137
PSEG Power LLC	5.125%		4/15/2020	3	3,080
Puget Energy, Inc.	6.00%		9/1/2021	54	57,156
San Diego Gas & Electric Co.	1.914%		2/1/2022	15	14,722
SCANA Corp.	4.125%		2/1/2022	33	33,033
SCANA Corp.	4.75%		5/15/2021	91	92,162
SCANA Corp.	6.25%		4/1/2020	39	39,966
Sempra Energy	2.936% (3 Mo. LIBOR + .50%	)#	1/15/2021	37	36,389
TECO Finance, Inc.	5.15%		3/15/2020	7	7,160
TransAlta Corp. (Canada)(c)	4.50%		11/15/2022	5	4,887
Vistra Energy Corp.	7.375%		11/1/2022	124	128,340
Total					1,779,395

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electrical Equipment 0.33%
Broadcom Corp./Broadcom Cayman Finance Ltd.	2.65%	1/15/2023	$71	$66,134
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.00%	1/15/2022	148	142,428
Marvell Technology Group Ltd Term Loan	4.20%	6/22/2023	50	49,902
Total				258,464

Electronics 0.17%
PerkinElmer, Inc.	5.00%	11/15/2021	52	53,681
Tech Data Corp.	3.70%	2/15/2022	28	27,490
Trimble, Inc.	4.15%	6/15/2023	53	53,330
Total				134,501

Engineering & Contracting Services 0.04%
StandardAero Aviation Holdings, Inc.†	10.00%	7/15/2023	27	28,890

Entertainment 0.22%
Eldorado Resorts, Inc.	7.00%	8/1/2023	11	11,330
Scientific Games International, Inc.	6.25%	9/1/2020	31	29,915
Scientific Games International, Inc.	6.625%	5/15/2021	36	34,290
Scientific Games International, Inc.	10.00%	12/1/2022	94	95,527
WMG Acquisition Corp.†	5.625%	4/15/2022	2	2,002
Total				173,064

Financial Services 3.27%
Aircastle Ltd.	4.40%	9/25/2023	29	28,550
Aircastle Ltd.	5.00%	4/1/2023	70	70,338
Aircastle Ltd.	5.125%	3/15/2021	148	150,483
Aircastle Ltd.	5.50%	2/15/2022	133	136,183
Aircastle Ltd.	7.625%	4/15/2020	71	74,276
Discover Financial Services	5.20%	4/27/2022	144	149,497
E*TRADE Financial Corp.	2.95%	8/24/2022	36	34,954
GE Capital International Funding Co. Unlimited Co. (Ireland)(c)	2.342%	11/15/2020	400	386,182
International Lease Finance Corp.	5.875%	4/1/2019	34	34,141
International Lease Finance Corp.	6.25%	5/15/2019	104	104,930
International Lease Finance Corp.	8.25%	12/15/2020	380	408,902
International Lease Finance Corp.	8.625%	1/15/2022	2	2,225
Jefferies Financial Group, Inc.	5.50%	10/18/2023	195	198,868
Jefferies Group LLC	6.875%	4/15/2021	32	34,069
Jefferies Group LLC	8.50%	7/15/2019	379	388,969
Lazard Group LLC	4.25%	11/14/2020	29	29,393
Nationstar Mortgage Holdings, Inc.†	8.125%	7/15/2023	71	69,402

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Nationstar Mortgage LLC/Nationstar Capital Corp.	6.50%		7/1/2021	$89	$86,997
Navient Corp.	4.875%		6/17/2019	9	8,972
Navient Corp.	5.00%		10/26/2020	112	107,520
Navient Corp.	5.875%		3/25/2021	22	21,147
Navient Corp.	6.625%		7/26/2021	58	56,115
VFH Parent LLC/Orchestra Co-Issuer, Inc.†	6.75%		6/15/2022	7	6,811
Total					2,588,924

Food 0.17%
B&G Foods, Inc.	4.625%		6/1/2021	8	7,830
Conagra Brands, Inc.	3.80%		10/22/2021	55	55,053
Conagra Brands, Inc.	4.30%		5/1/2024	47	46,768
Smithfield Foods, Inc.†	2.70%		1/31/2020	17	16,772
Smithfield Foods, Inc.†	3.35%		2/1/2022	10	9,570
Total					135,993

Health Care Products 0.96%
Becton Dickinson & Co.	3.678% (3 Mo. LIBOR + .88%	)#	12/29/2020	52	51,492
Kinetic Concepts, Inc./KCI USA, Inc.†	7.875%		2/15/2021	59	59,811
Kinetic Concepts, Inc./KCI USA, Inc.†	12.50%		11/1/2021	6	6,450
Life Technologies Corp.	5.00%		1/15/2021	430	440,742
Life Technologies Corp.	6.00%		3/1/2020	182	187,125
Zimmer Biomet Holdings, Inc.	3.70%		3/19/2023	14	13,863
Total					759,483

Health Care Services 0.95%
Acadia Healthcare Co., Inc.	6.125%		3/15/2021	18	17,910
Centene Corp.	5.625%		2/15/2021	264	265,320
Cigna Corp.†	3.138% (3 Mo. LIBOR + .35%	)#	3/17/2020	8	7,950
Eagle Holding Co. II LLC PIK 8.375%†	7.625%		5/15/2022	24	22,980
Fresenius Medical Care US Finance II, Inc.†	4.125%		10/15/2020	7	7,011
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	194	202,394
Fresenius Medical Care US Finance, Inc.†	5.75%		2/15/2021	6	6,183
HCA, Inc.	5.875%		3/15/2022	8	8,220
Surgery Center Holdings, Inc.†	8.875%		4/15/2021	39	39,097
Syneos Health, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.†	7.50%		10/1/2024	37	38,665
Universal Health Services, Inc.†	4.75%		8/1/2022	136	135,660
Total					751,390

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Household Equipment/Products 0.43%
Newell Brands, Inc.	3.85%	4/1/2023	$159	$156,813
Newell Brands, Inc.	5.00%	11/15/2023	18	18,326
Scotts Miracle-Gro Co. (The)	6.00%	10/15/2023	109	109,000
Spectrum Brands Holdings, Inc.	7.75%	1/15/2022	52	52,780
Spectrum Brands, Inc.	6.625%	11/15/2022	6	6,090
Total				343,009

Insurance 0.33%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	8.25%	8/1/2023	36	35,887
American International Group, Inc.	4.125%	2/15/2024	18	18,093
American International Group, Inc.	4.875%	6/1/2022	4	4,153
Assurant, Inc.	4.20%	9/27/2023	45	45,176
AXA Equitable Holdings, Inc.†	3.90%	4/20/2023	23	22,736
CNA Financial Corp.	5.875%	8/15/2020	11	11,414
CNO Financial Group, Inc.	4.50%	5/30/2020	5	4,963
Liberty Mutual Group, Inc.†	5.00%	6/1/2021	17	17,468
Protective Life Corp.	7.375%	10/15/2019	15	15,423
Willis North America, Inc.	7.00%	9/29/2019	44	45,018
Willis Towers Watson plc (United Kingdom)(c)	5.75%	3/15/2021	14	14,648
WR Berkley Corp.	5.375%	9/15/2020	24	24,720
Total				259,699

Leasing 0.13%
Aviation Capital Group LLC†	3.875%	5/1/2023	38	37,264
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.50%	1/15/2023	6	5,835
DAE Funding LLC (United Arab Emirates)†(c)	4.00%	8/1/2020	18	17,595
Park Aerospace Holdings Ltd. (Ireland)†(c)	5.25%	8/15/2022	16	15,540
Park Aerospace Holdings Ltd. (Ireland)†(c)	4.50%	3/15/2023	30	28,125
Total				104,359

Leisure 0.45%
LTF Merger Sub, Inc.†	8.50%	6/15/2023	164	166,870
NCL Corp. Ltd.†	4.75%	12/15/2021	11	10,945
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	120	126,151
Silversea Cruise Finance Ltd.†	7.25%	2/1/2025	46	48,861
Total				352,827

Lodging 0.03%
Wyndham Destinations, Inc.	5.625%	3/1/2021	20	20,000

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Machinery: Agricultural 0.31%
BAT Capital Corp.	3.222%	8/15/2024		$80	$73,770
Philip Morris International, Inc.	2.375%	8/17/2022		6	5,769
Pyxus International, Inc.	9.875%	7/15/2021		39	29,737
Reynolds American, Inc.	4.85%	9/15/2023		38	38,492
Viterra, Inc. (Canada)†(c)	5.95%	8/1/2020		92	94,836
Total					242,604

Machinery: Industrial/Specialty 0.44%
CNH Industrial Capital LLC	4.20%	1/15/2024		24	23,738
CNH Industrial Capital LLC	4.375%	11/6/2020		14	14,112
CNH Industrial Capital LLC	4.375%	4/5/2022		79	79,537
CNH Industrial Capital LLC	4.875%	4/1/2021		60	61,116
CNH Industrial NV (United Kingdom)(c)	4.50%	8/15/2023		62	62,459
Nvent Finance Sarl (Luxembourg)(c)	3.95%	4/15/2023		69	68,569
Roper Technologies, Inc.	3.65%	9/15/2023		40	40,069
Total					349,600

Manufacturing 0.80%
Gates Global LLC/Gates Global Co.†	6.00%	7/15/2022		45	44,269
General Electric Co.	2.70%	10/9/2022		54	50,150
General Electric Co.	3.10%	1/9/2023		8	7,471
General Electric Co.	3.15%	9/7/2022		23	21,754
General Electric Co.	4.375%	9/16/2020		16	15,981
General Electric Co.	4.625%	1/7/2021		42	42,127
General Electric Co.	4.65%	10/17/2021		146	146,527
General Electric Co.	5.30%	2/11/2021		177	177,301
General Electric Co.	5.50%	1/8/2020		34	34,405
Pentair Finance Sarl (Luxembourg)(c)	2.65%	12/1/2019		96	95,290
Total					635,275

Media 0.78%
CCO Holdings LLC/CCO Holdings Capital Corp.	5.25%	3/15/2021		76	76,095
Charter Communications Operating LLC/Charter Communications Operating Capital	4.50%	2/1/2024		58	57,973
Cox Communications, Inc.†	2.95%	6/30/2023		58	55,864
Cox Communications, Inc.†	3.25%	12/15/2022		199	194,573
NBCUniversal Enterprise, Inc.†	5.25%	–	(d)	200	203,000
Time Warner Cable LLC	8.25%	4/1/2019		22	22,248
Time Warner Cable LLC	8.75%	2/14/2019		6	6,034
Total					615,787

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metal Fabricating 0.09%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.†	7.375%	12/15/2023	$39	$37,927
Zekelman Industries, Inc.†	9.875%	6/15/2023	28	29,610
Total				67,537

Metals & Minerals: Miscellaneous 1.95%
Anglo American Capital plc (United Kingdom)†(c)	4.125%	9/27/2022	200	197,852
Century Aluminum Co.†	7.50%	6/1/2021	80	79,200
First Quantum Minerals Ltd. (Canada)†(c)	7.00%	2/15/2021	16	15,390
FMG Resources August 2006 Pty Ltd. (Australia)†(c)	5.125%	5/15/2024	17	15,704
Freeport-McMoRan, Inc.	4.00%	11/14/2021	14	13,668
Freeport-McMoRan, Inc.	6.875%	2/15/2023	17	17,595
Glencore Finance Canada Ltd. (Canada)†(c)	4.25%	10/25/2022	99	98,768
Glencore Finance Canada Ltd. (Canada)†(c)	4.95%	11/15/2021	267	272,892
Glencore Funding LLC†	3.00%	10/27/2022	11	10,501
Glencore Funding LLC†	3.125%	4/29/2019	83	82,591
Glencore Funding LLC†	4.125%	5/30/2023	24	23,587
Glencore Funding LLC†	4.625%	4/29/2024	16	15,916
Goldcorp, Inc. (Canada)(c)	3.625%	6/9/2021	80	79,632
Goldcorp, Inc. (Canada)(c)	3.70%	3/15/2023	36	35,790
Hecla Mining Co.	6.875%	5/1/2021	23	22,612
Hudbay Minerals, Inc. (Canada)†(c)	7.25%	1/15/2023	35	34,737
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022	35	35,350
Kinross Gold Corp. (Canada)(c)	5.125%	9/1/2021	17	17,043
Kinross Gold Corp. (Canada)(c)	5.95%	3/15/2024	57	57,000
Newmont Mining Corp.	3.50%	3/15/2022	17	16,834
Newmont Mining Corp.	5.125%	10/1/2019	67	67,680
Teck Resources Ltd. (Canada)†(c)	8.50%	6/1/2024	311	333,936
Total				1,544,278

Natural Gas 0.09%
CenterPoint Energy Resources Corp.	4.50%	1/15/2021	10	10,205
National Fuel Gas Co.	3.75%	3/1/2023	8	7,813
National Fuel Gas Co.	4.90%	12/1/2021	26	26,492
National Fuel Gas Co.	7.395%	3/30/2023	25	27,660
Total				72,170

Office Furniture & Business Equipment 0.02%
Xerox Corp.	3.625%	3/15/2023	7	6,303
Xerox Corp.	5.625%	12/15/2019	10	10,077
Total				16,380

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil 3.63%
Anadarko Petroleum Corp.	4.85%		3/15/2021	$29	$29,706
Anadarko Petroleum Corp.	6.95%		6/15/2019	7	7,098
Antero Resources Corp.	5.125%		12/1/2022	132	124,575
Canadian Oil Sands Ltd. (Canada)†(c)	7.75%		5/15/2019	13	13,221
Canadian Oil Sands Ltd. (Canada)†(c)	9.40%		9/1/2021	63	70,302
Carrizo Oil & Gas, Inc.	6.25%		4/15/2023	61	56,730
Cenovus Energy, Inc. (Canada)(c)	5.70%		10/15/2019	13	13,705
Chaparral Energy, Inc.†	8.75%		7/15/2023	82	59,040
CNOOC Finance 2015 Australia Pty Ltd. (Australia)(c)	2.625%		5/5/2020	200	198,218
CNX Resources Corp.	5.875%		4/15/2022	28	26,950
Continental Resources, Inc.	4.50%		4/15/2023	128	126,089
Continental Resources, Inc.	5.00%		9/15/2022	329	327,031
Devon Energy Corp.	6.30%		1/15/2019	6	6,005
Diamondback Energy, Inc.†	4.75%		11/1/2024	45	43,650
Diamondback Energy, Inc.	4.75%		11/1/2024	32	31,040
Eclipse Resources Corp.	8.875%		7/15/2023	31	26,738
Encana Corp. (Canada)(c)	6.50%		5/15/2019	186	187,930
Energen Corp.	4.625%		9/1/2021	31	30,845
Eni SpA (Italy)†(c)	4.15%		10/1/2020	100	100,598
Gazprom OAO Via Gaz Capital SA (Luxembourg)†(c)	6.51%		3/7/2022	100	104,679
Gulfport Energy Corp.	6.625%		5/1/2023	33	31,350
HighPoint Operating Corp.	7.00%		10/15/2022	17	15,555
Laredo Petroleum, Inc.	5.625%		1/15/2022	55	49,638
Marathon Petroleum Corp.†	5.375%		10/1/2022	43	43,387
MEG Energy Corp. (Canada)†(c)	6.50%		1/15/2025	3	3,056
Motiva Enterprises LLC†	5.75%		1/15/2020	37	37,654
Newfield Exploration Co.	5.75%		1/30/2022	51	51,637
Oasis Petroleum, Inc.	6.875%		3/15/2022	205	193,725
Petrobras Global Finance BV (Netherlands)(c)	6.125%		1/17/2022	9	9,259
Petroleos Mexicanos (Mexico)(c)	3.50%		1/30/2023	80	72,600
Petroleos Mexicanos (Mexico)(c)	4.625%		9/21/2023	178	167,498
Petroleos Mexicanos (Mexico)(c)	5.50%		1/21/2021	26	25,942
Petroleos Mexicanos (Mexico)(c)	6.375%		2/4/2021	174	176,349
Phillips 66	3.289% (3 Mo. LIBOR + .60%	)#	2/26/2021	19	18,793
Pioneer Natural Resources Co.	7.50%		1/15/2020	10	10,393
Range Resources Corp.	5.00%		8/15/2022	77	69,204
Range Resources Corp.	5.00%		3/15/2023	16	14,140
Range Resources Corp.	5.75%		6/1/2021	28	27,230

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Range Resources Corp.	5.875%	7/1/2022	$13	$12,090
Resolute Energy Corp.	8.50%	5/1/2020	61	60,161
Sable Permian Resources Land LLC/AEPB Finance Corp.†	13.00%	11/30/2020	27	28,350
Seven Generations Energy Ltd. (Canada)†(c)	6.75%	5/1/2023	81	80,595
Seven Generations Energy Ltd. (Canada)†(c)	6.875%	6/30/2023	81	80,190
SM Energy Co.	6.125%	11/15/2022	16	15,200
Total				2,878,146

Oil: Crude Producers 3.96%
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	5.50%	10/15/2019	38	38,324
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	6.25%	10/15/2022	28	28,630
Andeavor Logistics LP/Tesoro Logistics Finance Corp.	6.375%	5/1/2024	149	154,401
Boardwalk Pipelines LP	5.75%	9/15/2019	7	7,084
Buckeye Partners LP	5.50%	8/15/2019	50	50,542
Columbia Pipeline Group, Inc.	3.30%	6/1/2020	110	109,643
Enable Midstream Partners LP	2.40%	5/15/2019	50	49,721
Enable Oklahoma Intrastate Transmission LLC†	6.25%	3/15/2020	79	81,280
Enbridge Energy Partners LP	5.20%	3/15/2020	100	102,155
Enbridge Energy Partners LP	9.875%	3/1/2019	110	111,134
Energy Transfer LP	4.25%	3/15/2023	99	95,535
Energy Transfer Operating LP	4.65%	6/1/2021	40	40,717
Energy Transfer Operating LP	9.00%	4/15/2019	222	225,761
Energy Transfer Operating LP	9.70%	3/15/2019	129	130,539
Florida Gas Transmission Co. LLC†	5.45%	7/15/2020	228	234,774
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	164	166,480
Gulf South Pipeline Co. LP	4.00%	6/15/2022	30	29,750
Kinder Morgan Energy Partners LP	5.30%	9/15/2020	15	15,409
Kinder Morgan Energy Partners LP	5.80%	3/1/2021	62	64,733
Kinder Morgan Energy Partners LP	6.50%	4/1/2020	194	200,963
Kinder Morgan Energy Partners LP	6.85%	2/15/2020	70	72,498
Kinder Morgan Energy Partners LP	9.00%	2/1/2019	112	112,486
Kinder Morgan, Inc.†	5.00%	2/15/2021	32	32,794
Kinder Morgan, Inc.†	5.625%	11/15/2023	66	69,909
Kinder Morgan, Inc.	6.50%	9/15/2020	9	9,431
Midcontinent Express Pipeline LLC†	6.70%	9/15/2019	33	33,475
NGPL PipeCo LLC†	4.375%	8/15/2022	9	8,865
Northern Natural Gas Co.†	4.25%	6/1/2021	14	14,284
ONEOK Partners LP	8.625%	3/1/2019	19	19,135

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
ONEOK, Inc.	7.50%	9/1/2023	$62	$70,512
Rockies Express Pipeline LLC†	6.00%	1/15/2019	37	37,023
Sabine Pass Liquefaction LLC	5.625%	2/1/2021	240	247,328
Sabine Pass Liquefaction LLC	5.625%	4/15/2023	400	421,789
Spectra Energy Partners LP	4.60%	6/15/2021	5	5,141
Texas Eastern Transmission LP†	2.80%	10/15/2022	5	4,812
Texas Eastern Transmission LP†	4.125%	12/1/2020	5	5,042
Texas Gas Transmission LLC†	4.50%	2/1/2021	25	25,275
Williams Cos., Inc. (The)	7.875%	9/1/2021	9	9,840
Total				3,137,214

Oil: Integrated Domestic 0.31%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	2.773%	12/15/2022	2	1,920
National Oilwell Varco, Inc.	2.60%	12/1/2022	149	140,773
SESI LLC	7.125%	12/15/2021	87	74,385
TechnipFMC plc (United Kingdom)(c)	3.45%	10/1/2022	26	25,685
Total				242,763

Real Estate Investment Trusts 0.84%
Brixmor Operating Partnership LP	3.25%	9/15/2023	49	47,374
Corporate Office Properties LP	3.70%	6/15/2021	84	83,334
EPR Properties	5.25%	7/15/2023	9	9,289
EPR Properties	5.75%	8/15/2022	51	53,509
HCP, Inc.	4.25%	11/15/2023	5	5,013
Healthcare Trust of America Holdings LP	2.95%	7/1/2022	10	9,727
Highwoods Realty LP	3.20%	6/15/2021	8	7,907
Reckson Operating Partnership LP	7.75%	3/15/2020	75	78,493
Senior Housing Properties Trust	3.25%	5/1/2019	51	50,749
SITE Centers Corp.	4.625%	7/15/2022	11	11,302
SL Green Operating Partnership LP	3.25%	10/15/2022	3	2,901
SL Green Realty Corp.	4.50%	12/1/2022	26	26,333
Vereit Operating Partnership LP	3.00%	2/6/2019	123	122,929
Vereit Operating Partnership LP	4.125%	6/1/2021	41	41,397
Vereit Operating Partnership LP	4.60%	2/6/2024	83	83,998
Welltower, Inc.	4.50%	1/15/2024	6	6,159
Weyerhaeuser Co.	4.70%	3/15/2021	25	25,633
Weyerhaeuser Co.	7.375%	10/1/2019	2	2,055
Total				668,102

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Retail 0.02%
Dollar Tree, Inc.	3.70%		5/15/2023	$18	$17,619

Savings & Loan 0.13%
People’s United Financial, Inc.	3.65%		12/6/2022	102	102,174

Technology 0.86%
Alibaba Group Holding Ltd. (China)(c)	2.80%		6/6/2023	200	193,709
Baidu, Inc. (China)(c)	3.875%		9/29/2023	200	199,395
Baidu, Inc. (China)(c)	4.375%		5/14/2024	200	202,045
eBay, Inc.	3.021% (3 Mo. LIBOR + .48%	)#	8/1/2019	75	74,951
VeriSign, Inc.	4.625%		5/1/2023	8	7,900
Total					678,000

Telecommunications 0.30%
AT&T, Inc.	3.956% (3 Mo. LIBOR + 1.18%	)#	6/12/2024	18	17,473
Level 3 Parent LLC	5.75%		12/1/2022	31	30,522
T-Mobile USA, Inc.	6.00%		4/15/2024	73	73,183
Vodafone Group plc (United Kingdom)(c)	3.426% (3 Mo. LIBOR + .99%	)#	1/16/2024	47	45,879
Vodafone Group plc (United Kingdom)(c)	3.75%		1/16/2024	70	69,068
Total					236,125

Toys 0.01%
Mattel, Inc.	2.35%		8/15/2021	9	8,010

Transportation: Miscellaneous 0.06%
Watco Cos. LLC/Watco Finance Corp.†	6.375%		4/1/2023	25	25,188
XPO Logistics, Inc.†	6.50%		6/15/2022	25	24,875
Total					50,063

Utilities 0.01%
United Utilities plc (United Kingdom)(c)	5.375%		2/1/2019	10	10,014
Total Corporate Bonds (cost $29,482,658)					29,033,714

FLOATING RATE LOANS(e) 1.46%

Aerospace/Defense 0.01%
Gol Luxco SA Term Loan (Luxembourg)(c)	6.50%		8/31/2020	6	6,154

Air Transportation 0.04%
American Airlines, Inc. 2017 Replacement Term Loan	–	(f)	10/10/2021	34	33,121

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware 0.23%
Dell International LLC Replacement Term Loan A2	4.28% (1 Mo. LIBOR + 1.75%	)	9/7/2021	$185	$180,174

Containers 0.06%
Ball Corp. Dollar Term Loan A	4.022% (1 Mo. LIBOR + 1.50%	)	3/18/2021	43	42,527
Berry Global, Inc. Term Loan S	–	(f)	2/8/2020	4	3,944
Berry Global, Inc. Term Loan T	–	(f)	1/6/2021	4	3,917
Total					50,388

Electrical Equipment 0.16%
Analog Devices, Inc. Three Year Term Loan	3.475% (1 Mo. LIBOR + 1.13%	)	3/10/2020	20	20,205	(g)
Marvell Technology Group Ltd Term Loan A	3.755% (3 Mo. LIBOR + 1.38%	)	7/6/2021	103	103,240
Total					123,445

Entertainment 0.03%
GLP Capital, L.P. Incremental Tranche A1 Term Loan	4.004% (1 Mo. LIBOR + 1.50%	)	4/28/2021	16	15,710
Yonkers Racing Corp. 1st Lien Initial Term Loan	7.75% (3 Mo. Prime + 2.25%	)	5/31/2024	12	12,058
Total					27,768

Financial Services 0.05%
Delos Finance 2018 Sarl New Term Loan (Luxembourg)(c)	4.553% (3 Mo. LIBOR + 1.75%	)	10/6/2023	32	31,561
Flying Fortress Holdings, LLC 2018 New Term Loan	–	(f)	10/30/2022	9	8,845
Total					40,406

Health Care Products 0.03%
Zimmer Biomet Holdings, Inc. Term Loan	3.69% (1 Mo. LIBOR + 1.25%	)	9/30/2019	21	21,180	(g)

Investment Management Companies 0.04%
RPI Finance Trust Term Loan A4	4.022% (1 Mo. LIBOR + 1.50%	)	5/4/2022	30	28,959

Lodging 0.04%
Hilton Worldwide Finance, LLC Term Loan B2	–	(f)	10/25/2023	36	34,418

Machinery: Industrial/Specialty 0.03%
Flowserve Corp. 2012 Term Loan	4.303% (3 Mo. LIBOR + 1.50%	)	10/14/2020	22	21,670	(g)

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Manufacturing 0.01%
Tyco International Holding S.a.r.I. Term Loan (Luxembourg)(c)	4.158% (3 Mo. LIBOR + 1.25%	)	3/2/2020	$10	$10,426

Media 0.04%
Unitymedia Hessen GmbH & Co. KG Facility Term Loan B	4.705% (1 Mo. LIBOR + 2.25%	)	9/30/2025	32	31,008

Metal Fabricating 0.01%
Doncasters US Finance LLC 2nd Lien Term Loan	11.053% (3 Mo. LIBOR + 8.25%	)	10/9/2020	8	6,325

Miscellaneous 0.05%
Reynolds Group Holdings Inc. Incremental U.S. Term Loan	–	(f)	2/5/2023	26	24,841
Utex Industries, Inc. 1st Lien Initial Term Loan	6.522% (1 Mo. LIBOR + 4.00%	)	5/21/2021	14	12,730
Utex Industries, Inc. 2nd Lien Initial Term Loan	9.772% (1 Mo. LIBOR + 7.25%	)	5/20/2022	6	5,190
Total					42,761

Oil 0.02%
Petroleos Mexicanos Term Loan (Mexico)(c)	3.31% (1 Mo. LIBOR + .85%	)	2/14/2020	20	19,900	(g)

Oil: Crude Producers 0.02%
Buckeye Partners LP Delayed Draw Term Loan	3.88% (1 Mo. LIBOR + 1.35%	)	9/30/2019	17	16,957	(g)

Real Estate Investment Trusts 0.13%
Invitation Homes Operating Partnership LP Initial Term Loan	4.204% (1 Mo. LIBOR + 1.70%	)	2/6/2022	106	102,290	(g)

Retail 0.27%
Panera Bread Co. Term Loan	4.25% (1 Mo. LIBOR + 1.75%	)	7/18/2022	86	82,934
PVH Corp. Tranche A Term Loan	3.955% (1 Mo. LIBOR + 1.50%	)	5/19/2021	128	127,388
Total					210,322

Technology 0.00%
Symantec Corp. Term Loan A2	4.063% (1 Mo. LIBOR + 1.50%	)	8/1/2019	2	1,491

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Telecommunications 0.19%
AT&T Inc. Advance Tranche A Term Loan	3.595% (1 Mo. LIBOR + 1.13%	)	12/14/2020	$66		$66,151
CenturyLink, Inc. Initial Term Loan A	5.272% (1 Mo. LIBOR + 2.75%	)	11/1/2022	85		82,648
Total						148,799
Total Floating Rate Loans (cost $1,174,038)						1,157,962

FOREIGN GOVERNMENT OBLIGATIONS 0.16%

Argentina
Republic of Argentina(c)	4.625%		1/11/2023	130		103,106
Republic of Argentina(c)	5.625%		1/26/2022	25		21,188
Total						124,294
Total Foreign Government Obligations (cost $139,737)						124,294

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.61%
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	23		22,860
Government National Mortgage Assoc. 2014-64 IO	1.158%	#(h)	12/16/2054	279		15,397
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	1	(a)	581
Government National Mortgage Assoc. 2014-78 IO	0.57%	#(h)	3/16/2056	53		1,740
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	11		11,066
Government National Mortgage Assoc. 2014-112 A	3.00%	#(h)	1/16/2048	5		5,397
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	16		15,270
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(h)	2/16/2049	26		25,383
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(h)	2/16/2053	38		37,277
Government National Mortgage Assoc. 2017 20 AS	2.50%		2/16/2057	55		52,531
Government National Mortgage Assoc. 2017-22 GA	2.60%	#(h)	8/16/2051	28		26,372
Government National Mortgage Assoc. 2017 23 AB	2.60%		12/16/2057	39		37,252
Government National Mortgage Assoc. 2017-28 AB	2.50%		10/16/2051	66		62,149
Government National Mortgage Assoc. 2017-44 AD	2.65%		11/17/2048	57		54,766
Government National Mortgage Assoc. 2017-51 AS	2.75%		4/16/2058	89		86,265
Government National Mortgage Assoc. 2017-53 B	2.75%		3/16/2050	86		83,570
Government National Mortgage Assoc. 2017-54 AD	2.75%		1/16/2057	82		79,346
Government National Mortgage Assoc. 2017-61 A	2.60%		8/16/2058	59		56,535
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	73		70,646
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	48		46,046
Government National Mortgage Assoc. 2017-72 AM	2.60%		9/16/2051	29		27,864
Government National Mortgage Assoc. 2017-74 AS	2.60%		10/16/2057	29		28,111
Government National Mortgage Assoc. 2017-76 AS	2.65%		11/16/2050	59		56,911
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	47		44,006

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	$65		$62,601
Government National Mortgage Assoc. 2017-92 AS	2.75%		6/16/2058	59		56,880
Government National Mortgage Assoc. 2017-100 AS	2.75%		2/16/2058	48		46,440
Government National Mortgage Assoc. 2017-168 AS	2.70%		8/16/2058	169		162,209
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $1,325,382)						1,275,471

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.26%
Federal Home Loan Mortgage Corp.	3.106% (12 Mo. LIBOR + 1.64%	)#	10/1/2043	8		7,647
Federal Home Loan Mortgage Corp.	4.019% (12 Mo. LIBOR + 1.84%	)#	6/1/2042	6		6,663
Federal Home Loan Mortgage Corp.	4.407% (12 Mo. LIBOR + 1.81%	)#	6/1/2041	9		9,700
Federal Home Loan Mortgage Corp.	4.616% (12 Mo. LIBOR + 1.90%	)#	12/1/2040	14		15,088
Federal National Mortgage Assoc.	2.679% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	7		7,280
Federal National Mortgage Assoc.	2.717% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	27		27,548
Federal National Mortgage Assoc.	2.825% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	9		8,734
Federal National Mortgage Assoc.	2.923% (12 Mo. LIBOR + 1.72%	)#	6/1/2042	18		17,644
Federal National Mortgage Assoc.	3.673% (12 Mo. LIBOR + 1.82%	)#	1/1/2042	31		31,934
Federal National Mortgage Assoc.	3.961% (12 Mo. LIBOR + 1.78%	)#	3/1/2042	12		12,472
Federal National Mortgage Assoc.	3.982% (12 Mo. LIBOR + 1.82%	)#	4/1/2040	22		23,299
Federal National Mortgage Assoc.	4.216% (12 Mo. LIBOR + 1.78%	)#	10/1/2036	30		31,652
Federal National Mortgage Assoc.	4.428% (12 Mo. LIBOR + 1.82%	)#	12/1/2040	2		2,283
Federal National Mortgage Assoc.	4.512% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	1	(a)	610
Federal National Mortgage Assoc.	4.528% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	1		1,111
Total Government Sponsored Enterprises Pass-Throughs (cost $206,981)						203,665

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
MUNICIPAL BONDS 0.10%

Miscellaneous
Illinois	4.95%		6/1/2023	$7	$7,111
Illinois	5.877%		3/1/2019	75	75,334
Total					82,445
Total Municipal Bonds (cost $82,334)					82,445

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 24.86%
Americold LLC 2010-ARTA A1†	3.847%		1/14/2029	25	25,280
AOA Mortgage Trust 2015-1177 A†	2.957%		12/13/2029	100	99,590
AREIT Trust 2018-CRE2 A†	3.287% (1 Mo. LIBOR + .98%%	)#	11/14/2035	100	100,187
Atrium Hotel Portfolio Trust 2017-ATRM A†	3.385% (1 Mo. LIBOR + .93%	)#	12/15/2036	100	99,283
Atrium Hotel Portfolio Trust 2018-ATRM A†	3.405% (1 Mo. LIBOR + .95%	)#	6/15/2035	100	99,608
Atrium Hotel Portfolio Trust 2018-ATRM B†	3.885% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	100	99,386
Atrium Hotel Portfolio Trust 2018-ATRM C†	4.105% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	100	99,278
Aventura Mall Trust 2013-AVM C†	3.743%	#(h)	12/5/2032	100	101,671
BAMLL Trust 2011-FSHN A†	4.42%		7/11/2033	100	102,731
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	3.305% (1 Mo. LIBOR + .85%	)#	1/15/2033	52	51,318
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	200	196,897
BB-UBS Trust 2012-TFT B†	3.468%	#(h)	6/5/2030	100	97,546
BB-UBS Trust 2012-TFT C†	3.468%	#(h)	6/5/2030	100	97,136
BBCMS Mortgage Trust 2018-TALL A†	3.177% (1 Mo. LIBOR + .72%	)#	3/15/2037	200	196,822
BBCMS Mortgage Trust 2018-TALL E†	4.892% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	132	128,693
BBCMS Trust 2018-BXH A†	3.455% (1 Mo. LIBOR + 1.00%%	)#	10/15/2037	82	81,514
BDS 2018-FL1 A†	3.305% (1 Mo. LIBOR + .85%	)#	1/15/2035	86	84,697
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E†	5.406%	#(h)	11/11/2041	15	15,064
Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F†	5.677%	#(h)	11/11/2041	25	25,133
BX Commercial Mortgage Trust 2018-BIOA A†	3.126% (1 Mo. LIBOR + .67%	)#	3/15/2037	209	205,308
BX Trust 2017-SLCT A†	3.375% (1 Mo. LIBOR + .92%	)#	7/15/2034	40	39,312
BX Trust 2017-SLCT B†	3.655% (1 Mo. LIBOR + 1.20%	)#	7/15/2034	40	39,532

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Trust 2017-SLCT D†	4.505% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	$62	$61,160
BX Trust 2017-SLCT E†	5.605% (1 Mo. LIBOR + 3.15%	)#	7/15/2034	51	50,525
BX Trust 2018-BILT A†	3.255% (1 Mo. LIBOR + .80% Floor .80%	)#	5/15/2030	46	45,743
BX Trust 2018-BILT D†	4.225% (1 Mo. LIBOR + 1.77% Floor 1.77%	)#	5/15/2030	19	18,835
BX Trust 2018-GW A†	3.255% (1 Mo. LIBOR + .80%	)#	5/15/2035	29	28,425
BX Trust 2018-GW D†	4.225% (1 Mo. LIBOR + 1.77% Floor 1.77%	)#	5/15/2035	15	14,734
BXP Trust 2017-CQHP A†	3.305% (1 Mo. LIBOR + .85%	)#	11/15/2034	43	42,491
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	371	373,525
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	140	140,532
Caesars Palace Las Vegas Trust 2017-VICI C†	4.138%		10/15/2034	166	166,948
Caesars Palace Las Vegas Trust 2017-VICI D†	4.354%	#(h)	10/15/2034	40	40,080
Caesars Palace Las Vegas Trust 2017-VICI E†	4.354%	#(h)	10/15/2034	300	293,554
Caesars Palace Las Vegas Trust 2017-VICI XA IO†	0.823%	#(h)	10/15/2034	1,000	28,863
Caesars Palace Las Vegas Trust 2017-VICI XB IO†	0.393%	#(h)	10/15/2034	1,000	14,715
CCRESG Commercial Mortgage Trust 2016-HEAT B†	4.114%		4/10/2029	29	29,280
CCRESG Commercial Mortgage Trust 2016-HEAT C†	4.919%		4/10/2029	29	29,558
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.187%	#(h)	11/10/2049	192	13,593
CFCRE Commercial Mortgage Trust 2016-C7 XA IO	0.753%	#(h)	12/10/2054	188	9,013
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	134	137,647
CHT Mortgage Trust 2017-CSMO A†	3.385% (1 Mo. LIBOR + 1.93%	)#	11/15/2036	282	279,013
CHT Mortgage Trust 2017-CSMO B†	3.855% (1 Mo. LIBOR + 1.40%	)#	11/15/2036	100	98,990
CHT Mortgage Trust 2017-CSMO D†	4.705% (1 Mo. LIBOR + 2.25%	)#	11/15/2036	100	98,038
Citigroup Commercial Mortgage Trust 2013-375P A†	3.251%		5/10/2035	100	99,904
Citigroup Commercial Mortgage Trust 2013-375P B†	3.518%	#(h)	5/10/2035	110	109,585
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	10	9,920
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.401%	#(h)	6/10/2048	961	20,455
Citigroup Commercial Mortgage Trust 2015-SHP2 XCP IO†	Zero Coupon	#(h)	7/15/2027	46,545	382
Cold Storage Trust 2017-ICE3 A†	3.455% (1 Mo. LIBOR + 1.00%	)#	4/15/2036	100	98,354

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Loan Trust 2008-LS1 ASM	6.05%	#(h)	12/10/2049	$3	$2,672
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	200	199,019
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	100	98,007
Commercial Mortgage Pass-Through Certificates 2013-CR11 A2	3.047%		8/10/2050	20	19,983
Commercial Mortgage Pass-Through Certificates 2013-CR7 A4	3.213%		3/10/2046	94	94,166
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	94	91,699
Commercial Mortgage Pass-Through Certificates 2014-CR18 A5	3.828%		7/15/2047	70	71,502
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	33	33,296
Commercial Mortgage Pass-Through Certificates 2014-LC15 A3	3.727%		4/10/2047	100	101,888
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	13	13,284
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XB1 IO†	0.097%	#(h)	9/10/2047	2,000	16,809
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA IO†	0.717%	#(h)	7/10/2050	96	2,904
Commercial Mortgage Pass-Through Certificates 2016-GCT C†	3.461%	#(h)	8/10/2029	319	314,694
Commercial Mortgage Pass-Through Certificates 2016-GCT D†	3.461%	#(h)	8/10/2029	100	97,932
Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO†	0.784%		8/10/2029	4,000	64,620
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	4.069% (1 Mo. LIBOR + 1.72%	)#	10/15/2034	67	66,940
Commercial Mortgage Pass-Through Certificates 2016-SAVA B†	4.649% (1 Mo. LIBOR + 2.30%	)#	10/15/2034	100	100,141
Commercial Mortgage Trust 2016-CD1 XA IO	1.425%	#(h)	8/10/2049	56	4,434
Core Industrial Trust 2015-CALW XA IO†	0.81%	#(h)	2/10/2034	954	20,497
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B1†	5.466%		5/15/2023	31	31,569
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B2†	5.538%		5/15/2023	200	203,687
Credit Suisse Mortgage Capital Certificates 2014-USA X1 IO†	0.552%	#(h)	9/15/2037	1,000	29,721

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2016-MFF B†	4.955% (1 Mo. LIBOR + 2.50%	)#	11/15/2033	$50	$50,095
Credit Suisse Mortgage Capital Certificates 2016-MFF C†	5.955% (1 Mo. LIBOR + 3.50%	)#	11/15/2033	50	50,196
Credit Suisse Mortgage Capital Certificates 2017-HD A†	3.405% (1 Mo. LIBOR + .95%	)#	2/15/2031	50	49,819
Credit Suisse Mortgage Capital Certificates 2017-HD D†	4.955% (1 Mo. LIBOR + 2.50%	)#	2/15/2031	50	49,769
Credit Suisse Mortgage Capital Certificates 2017-LSTK A†	2.761%		4/5/2033	364	360,951
Credit Suisse Mortgage Capital Certificates 2017-LSTK B†	3.03%		4/5/2033	50	49,434
Credit Suisse Mortgage Capital Certificates 2017-LSTK C†	3.229%		4/5/2033	50	49,353
Credit Suisse Mortgage Capital Certificates 2017-LSTK D†	3.331%	#(h)	4/5/2033	50	49,053
Credit Suisse Mortgage Capital Certificates 2017-MOON A†	3.197%		7/10/2034	60	60,125
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.197%	#(h)	7/10/2034	50	49,785
Credit Suisse Mortgage Capital Certificates 2017-MOON C†	3.197%	#(h)	7/10/2034	109	107,435
Credit Suisse Mortgage Capital Certificates 2017-MOON D†	3.197%	#(h)	7/10/2034	50	48,344
Credit Suisse Mortgage Capital Certificates 2017-MOON X IO†	0.09%	#(h)	7/10/2034	28,675	34,783
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	3.405% (1 Mo. LIBOR + .95%	)#	12/15/2030	50	49,841
CSAIL Commercial Mortgage Trust 2015-C4 A2	3.157%		11/15/2048	10	9,974
CSAIL Commercial Mortgage Trust 2016-C6 XA IO	1.795%	#(h)	1/15/2049	984	87,562
DBGS Mortgage Trust 2018-BIOD A†	3.258% (1 Mo. LIBOR + .80%	)#	5/15/2035	93	92,463
DBJPM Mortgage Trust 2016-C3 XA IO	1.50%	#(h)	9/10/2049	197	17,528
DBUBS Mortgage Trust 2011-LC2A A4†	4.537%		7/10/2044	100	102,849
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	18	17,654
DBWF Mortgage Trust 2016-85T XA IO†	0.014%	#(h)	12/10/2036	3,140	11,775
DBWF Mortgage Trust 2018-AMXP A†	3.747%	#(h)	5/5/2035	325	329,929
DBWF Mortgage Trust 2018-AMXP B†	3.996%	#(h)	5/5/2035	100	101,516
DBWF Mortgage Trust 2018-AMXP C†	3.83%	#(h)	5/5/2035	100	100,658
DBWF Mortgage Trust 2018-GLKS A†	3.41% (1 Mo. LIBOR + 1.03%	)#	11/19/2035	134	133,776

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DBWF Mortgage Trust 2018-GLKS B†	3.73% (1 Mo. LIBOR + 1.35%	)#	11/19/2035	$100	$99,950
DBWF Mortgage Trust 2018-GLKS C†	4.13% (1 Mo. LIBOR + 1.75%	)#	11/19/2035	100	99,955
DBWF Mortgage Trust 2018-GLKS D†	4.78% (1 Mo. LIBOR + 2.40%	)#	11/19/2035	100	99,980
GAHR Commercial Mortgage Trust 2015-NRF BFX†	3.382%	#(h)	12/15/2034	100	99,574
GAHR Commercial Mortgage Trust 2015-NRF CFX†	3.382%	#(h)	12/15/2034	323	320,292
GRACE Mortgage Trust 2014-GRCE A†	3.369%		6/10/2028	100	100,315
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	214	212,173
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	100	98,962
GS Mortgage Securities Corp. Trust 2012-SHOP A†	2.933%		6/5/2031	236	235,543
GS Mortgage Securities Corp. Trust 2016-RENT C†	4.067% (1 Mo. LIBOR + 2.30% Floor 2.30%	)#	2/10/2029	100	100,357
GS Mortgage Securities Corp. Trust 2017-485L XB IO†	0.111%	#(h)	2/10/2037	1,590	18,690	(i)
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	100	99,198
GS Mortgage Securities Corp. Trust 2017-GPTX C†	3.302%		5/10/2034	100	99,450
GS Mortgage Securities Corp. Trust 2017-STAY A†	3.305% (1 Mo. LIBOR + .85%	)#	7/15/2032	100	99,225
GS Mortgage Securities Corp. Trust 2018-FBLU A†	3.405% (1 Mo. LIBOR + .95%	)#	11/15/2035	133	132,601
GS Mortgage Securities Corp. Trust 2018-RIVR A†	3.405% (1 Mo. LIBOR + .95%	)#	7/15/2035	100	99,819
GS Mortgage Securities Trust 2011-GC5 B†	5.391%	#(h)	8/10/2044	107	110,846
GS Mortgage Securities Trust 2012-GC6 XA IO†	1.945%	#(h)	1/10/2045	293	13,667
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	20	20,503
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(h)	4/10/2031	100	100,001
GS Mortgage Securities Trust 2013-GC14 A5	4.243%		8/10/2046	100	103,987
GS Mortgage Securities Trust 2015-GS1 XB IO	0.183%	#(h)	11/10/2048	1,082	15,738
GS Mortgage Securities Trust 2016-GS4 225A†	2.636%		11/10/2029	15	14,643	(i)
GS Mortgage Securities Trust 2016-GS4 225C†	3.778%		11/10/2029	26	25,559	(i)
GS Mortgage Securities Trust 2016-GS4 225D†	4.766%		11/10/2029	35	34,668	(i)
Hilton Orlando Trust 2018-ORL A†	3.225% (1 Mo. LIBOR + .77%	)#	12/15/2034	41	40,751
Hilton Orlando Trust 2018-ORL D†	4.155% (1 Mo. LIBOR + 1.70%	)#	12/15/2034	34	33,575
HMH Trust 2017-NSS A†	3.062%		7/5/2031	100	97,991
HMH Trust 2017-NSS B†	3.343%		7/5/2031	100	98,138
HMH Trust 2017-NSS C†	3.787%		7/5/2031	100	96,955

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
HMH Trust 2017-NSS D†	4.723%		7/5/2031	$100	$97,928
Hospitality Mortgage Trust 2017-HIT D†	4.537% (1 Mo. LIBOR + 2.15%	)#	5/8/2030	100	98,666
Hospitality Mortgage Trust 2017-HIT E†	5.937% (1 Mo. LIBOR + 3.55%	)#	5/8/2030	100	98,969
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	100	99,887
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	179	175,911
Hudsons Bay Simon JV Trust 2015-HB7 XA7 IO†	1.245%	#(h)	8/5/2034	1,000	42,145
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	24	23,392
Irvine Core Office Trust 2013-IRV A2†	3.173%	#(h)	5/15/2048	27	26,948
JPMorgan Chase Commercial Mortgage Securities Trust 2009-IWST C†	7.445%	#(h)	12/5/2027	25	25,853
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(h)	5/15/2045	11	11,259
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	185	187,045
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C14 A4	4.133%	#(h)	8/15/2046	32	33,017
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	22	22,247
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A4	3.997%		4/15/2047	76	78,122
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA IO	1.088%	#(h)	1/15/2048	935	37,197
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	200	198,693
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2	2.773%		10/15/2048	43	43,038
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.608%	#(h)	7/15/2048	915	25,543
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C32 ASB	3.358%		11/15/2048	33	33,008
JPMorgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA IO	0.798%	#(h)	12/15/2049	964	36,668
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	225	221,449
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI B†	3.201%		10/5/2031	25	24,587
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C†	3.554%		10/5/2031	20	19,676

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.009%	#(h)	10/5/2031	$35	$34,325
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI E†	4.009%	#(h)	10/5/2031	12	11,555
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XB IO†	0.657%	#(h)	10/5/2031	1,000	16,075
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 XA IO	1.085%	#(h)	9/15/2050	994	65,336
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	67	66,811
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	27	26,940
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.036%	#(h)	6/5/2032	20	19,922
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MAUI C†	3.637% (1 Mo. LIBOR + 1.25%	)#	7/15/2034	20	19,764
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MAUI D†	4.337% (1 Mo. LIBOR + 1.95%	)#	7/15/2034	31	30,510
JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON A†	3.735%		1/5/2031	243	247,082
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	3.455% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	206	202,254
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	3.755% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	68	67,214
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	4.055% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	52	51,262
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ E†	5.455% (1 Mo. LIBOR + 3.00%	)#	6/15/2035	10	9,789
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ XCP IO†	1.285%	#(h)	6/15/2032	20,156	244,914
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	3.655% (1 Mo. LIBOR + 1.20%	)#	4/15/2031	90	90,082
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	4.355% (1 Mo. LIBOR + 1.90% Floor 1.90%	)#	4/15/2031	24	24,017
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	4.755% (1 Mo. LIBOR + 2.30%	)#	4/15/2031	18	18,018
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC D†	5.575% (1 Mo. LIBOR + 3.12% Floor 3.12%	)#	4/15/2031	10	10,019
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	3.329% (1 Mo. LIBOR + .95%	)#	7/5/2033	45	44,943

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	$138	$143,389
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	41	42,496
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	4.379% (1 Mo. LIBOR + 1.65%	)#	7/5/2033	16	15,981
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	54	55,838
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT DFL†	4.929% (1 Mo. LIBOR + 2.25%	)#	7/5/2033	16	16,009
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT DFX†	5.35%		7/5/2033	62	63,965
LMREC, Inc. 2015-CRE1 AR†	3.484% (1 Mo. LIBOR + .98%	)#	2/22/2032	122	121,676
LMREC, Inc. 2015-CRE1 BR†	4.754% (1 Mo. LIBOR + 2.25%	)#	2/22/2032	100	100,068
LSTAR Commercial Mortgage Trust 2015-3 A2†	2.729%	#(h)	4/20/2048	4	4,422
LSTAR Commercial Mortgage Trust 2015-3 A3†	3.127%	#(h)	4/20/2048	56	55,621
LSTAR Commercial Mortgage Trust 2016-4 XA IO†	1.885%	#(h)	3/10/2049	907	61,740
LSTAR Commercial Mortgage Trust 2017-5 A1†	2.417%		3/10/2050	41	40,073
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	100	98,493
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	100	103,621
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	43	41,540
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	100	97,905
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 A4	4.137%	#(h)	8/15/2046	139	144,923
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4	2.918%		2/15/2046	10	9,863
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.694%	#(h)	7/15/2050	477	13,339
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24 ASB	3.479%		5/15/2048	21	21,200
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA IO	1.437%	#(h)	11/15/2049	977	77,224
Morgan Stanley Capital Barclays Bank Trust 2016-MART B†	2.48%		9/13/2031	50	48,887
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	100	97,953

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital Barclays Bank Trust 2016-MART XCP IO†	Zero Coupon	#(h)	9/13/2031	$9,863	$99
Morgan Stanley Capital I Trust 2014-CPT A†	3.35%		7/13/2029	140	140,447
Morgan Stanley Capital I Trust 2014-MP A†	3.469%		8/11/2033	100	101,230
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	12	12,179
Morgan Stanley Capital I Trust 2016-UB11 XB IO	0.994%	#(h)	8/15/2049	1,000	64,541
Motel 6 Trust 2017-MTL6 E†	5.705% (1 Mo. LIBOR + 3.25%	)#	8/15/2034	206	204,292
Motel 6 Trust 2017-MTL6 F†	6.705% (1 Mo. LIBOR + 4.25%	)#	8/15/2034	63	63,461
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	17	16,589
MSCG Trust 2016-SNR A†	3.348%	#(h)	11/15/2034	49	47,981
MSCG Trust 2016-SNR B†	4.181%		11/15/2034	28	27,565
MSCG Trust 2016-SNR C†	5.205%		11/15/2034	21	21,046
Nationslink Funding Corp. 1999-LTL1 D†	6.45%		1/22/2026	9	8,796
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.79%	#(h)	11/15/2032	98	99,311
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.79%	#(h)	11/15/2032	24	24,022
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	10	9,834
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	77	75,726
PFP Ltd. 2017-3 A†	3.505% (1 Mo. LIBOR + 1.05%	)#	1/14/2035	7	7,265
PFP Ltd. 2017-3 B†	4.205% (1 Mo. LIBOR + 1.75%	)#	1/14/2035	100	100,213
PFP Ltd. 2017-3 D†	5.955% (1 Mo. LIBOR + 3.50%	)#	1/14/2035	100	100,186
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	121	119,821
Prima Capital CRE Securitization Ltd. 2016-6A A†	2.85%		8/24/2040	127	126,022
RAIT Trust 2017-FL7 A†	3.405% (1 Mo. LIBOR + .95%	)#	6/15/2037	87	86,613
RAIT Trust 2017-FL8 A†	3.305% (1 Mo. LIBOR + .85%	)#	12/15/2037	30	30,430
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	100	99,246
ReadyCap Commercial Mortgage Trust 2015-2 A†	3.804%		6/25/2055	23	23,373
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	100	100,392
ReadyCap Mortgage Trust 2016-3 A†	2.94%		11/20/2038	75	74,439
Shelter Growth CRE Issuer Ltd. 2018-FL1 A†	3.455% (1 Mo. LIBOR + 1.00%	)#	1/15/2035	49	48,744
Shops at Crystals Trust 2016-CSTL XB IO†	0.203%	#(h)	7/5/2036	1,000	16,175
SLIDE 2018-FUN A†	3.355% (1 Mo. LIBOR + .90%	)#	6/15/2031	70	69,227
SLIDE 2018-FUN B†	3.705% (1 Mo. LIBOR + 1.25%	)#	6/15/2031	15	14,812
SLIDE 2018-FUN C†	4.005% (1 Mo. LIBOR + 1.55%	)#	6/15/2031	13	12,823
SLIDE 2018-FUN D†	4.305% (1 Mo. LIBOR + 1.85%	)#	6/15/2031	20	19,704

42	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
SLIDE 2018-FUN XCP IO†	0.976%	#(h)	12/15/2020	$1,648	$29,824	(i)
Stonemont Portfolio Trust 2017-MONT D†	4.52% (1 Mo. LIBOR + 2.05%	)#	8/20/2030	98	98,045
Stonemont Portfolio Trust 2017-MONT E†	5.22% (1 Mo. LIBOR + 2.75%	)#	8/20/2030	146	146,277
Stonemont Portfolio Trust 2017-MONT F†	6.07% (1 Mo. LIBOR + 3.60%	)#	8/20/2030	94	94,381
Stonemont Portfolio Trust 2017-MONT XCP IO†	0.638%	#(h)	8/20/2030	14,750	295
UBS-BAMLL Trust 2012-WRM D†	4.238%	#(h)	6/10/2030	100	93,304
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	34	34,388
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5	2.85%		12/10/2045	200	197,827
UBS-Barclays Commercial Mortgage Trust 2013-C5 A4	3.185%		3/10/2046	77	77,018
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA IO†	0.967%	#(h)	3/10/2046	875	28,815
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3	3.595%		1/10/2045	82	82,215
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	300	297,526
Waldorf Astoria Boca Raton Trust 2016-BOCA C†	4.955% (1 Mo. LIBOR + 2.50%	)#	6/15/2029	100	99,569
Waldorf Astoria Boca Raton Trust 2016-BOCA E†	6.805% (1 Mo. LIBOR + 4.35%	)#	6/15/2029	27	26,901
Wells Fargo Commercial Mortgage Trust 2010-C1 C†	5.597%	#(h)	11/15/2043	100	102,283
Wells Fargo Commercial Mortgage Trust 2015-C26 ASB	2.991%		2/15/2048	21	20,823
Wells Fargo Commercial Mortgage Trust 2015-C29 ASB	3.40%		6/15/2048	10	10,099
Wells Fargo Commercial Mortgage Trust 2015-C29 XB IO	0.018%	#(h)	6/15/2048	2,000	5,704
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A	3.075%		12/15/2048	10	9,975
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2B	4.599%	#(h)	12/15/2048	36	36,940
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.748%	#(h)	9/15/2048	958	35,269
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA IO	1.782%	#(h)	8/15/2049	978	101,573
Wells Fargo Commercial Mortgage Trust 2018-C44 A2	4.178%		5/15/2051	35	36,312

See Notes to Financial Statements.	43

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	$74	$74,274
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	31	31,306
West Town Mall Trust 2017-KNOX C†	4.346%	#(h)	7/5/2030	25	24,848
West Town Mall Trust 2017-KNOX D†	4.346%	#(h)	7/5/2030	25	24,415
West Town Mall Trust 2017-KNOX X IO†	0.376%	#(h)	7/5/2030	1,604	19,738
WF-RBS Commercial Mortgage Trust 2011-C2 A4†	4.869%	#(h)	2/15/2044	24	24,691
WF-RBS Commercial Mortgage Trust 2011-C4 A3†	4.394%		6/15/2044	6	5,804
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	50	50,309
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.756%	#(h)	6/15/2045	25	25,540
WF-RBS Commercial Mortgage Trust 2012-C7 XA IO†	1.405%	#(h)	6/15/2045	75	2,740
WF-RBS Commercial Mortgage Trust 2012-C8 XA IO†	1.836%	#(h)	8/15/2045	344	18,299
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	311	308,885
Total Non-Agency Commercial Mortgage-Backed Securities (cost $19,886,567)					19,688,207

				Shares (000)

PREFERRED STOCK 0.00%

Oil
Templar Energy LLC (cost $11,530)				1	3,472

				Principal Amount (000)

U.S. TREASURY OBLIGATIONS 1.36%
U.S. Treasury Inflation Indexed Note(j)	0.125%		4/15/2022	$173	167,039
U.S. Treasury Inflation Indexed Note(j)	0.625%		4/15/2023	913	898,406
U.S. Treasury Note	2.875%		10/31/2023	9	9,150
Total U.S. Treasury Obligations (cost $1,074,121)					1,074,595
Total Long-Term Investments (cost $73,665,314)					72,850,931

SHORT-TERM INVESTMENTS 7.46%

COMMERCIAL PAPER 1.38%

Automotive 0.12%
Ford Motor Credit Co. LLC	4.39%		11/25/2019	100	96,459

44	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Business Services 0.31%
TYCO INTL HLDG SARL	2.839%		1/2/2019		$250	$250,000

Electric: Power 0.31%
South Carolina Fuel	3.876%		1/17/2019		250	249,603

Leisure 0.32%
Royal Caribbean Cruise	3.168%		1/2/2019		250	250,000

Oil: Crude Producers 0.32%
Energy Transfer Partners	3.347%		1/2/2019		250	250,000
Total Commercial Paper (cost $1,095,732)						1,096,062

CONVERTIBLE BOND 0.03%

Technology
Vipshop Holdings Ltd. (China)(c) (cost $23,865)	1.50%		3/15/2019		24	23,700

CORPORATE BONDS 0.53%

Advertising 0.01%
Aimia, Inc. (Canada)(k)	6.85%		5/17/2019	CAD	10	7,435

Banks: Regional 0.25%
Sberbank of Russia Via SB Capital SA (Luxembourg)(c)	4.15%		3/6/2019		$200	199,978

Computer Hardware 0.11%
HP, Inc.	3.376% (3 Mo. LIBOR + .94%	)#	1/14/2019		90	90,015

Drugs 0.04%
Shire Acquisitions Investments Ireland DAC (Ireland)(c)	1.90%		9/23/2019		31	30,571

Electric: Power 0.02%
Sempra Energy	9.80%		2/15/2019		18	18,121

Metals & Minerals: Miscellaneous 0.01%
Glencore Funding LLC†	2.50%		1/15/2019		11	11,006

Oil 0.05%
Rowan Cos., Inc.	7.875%		8/1/2019		27	26,797
Anadarko Petroleum Corp.	8.70%		3/15/2019		8	8,083
Total						34,880

See Notes to Financial Statements.	45

Schedule of Investments (continued)

December 31, 2018

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil: Crude Producers 0.01%
Kinder Morgan Energy Partners LP	2.65%	2/1/2019	$7	$6,996

Telecommunications 0.03%
Hughes Satellite Systems Corp.	6.50%	6/15/2019	20	20,213
Total Corporate Bonds (cost $420,437)				419,215

REPURCHASE AGREEMENT
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $4,350,000 of U.S. Treasury Note at 2.875% due 7/31/2025; value: value: $4,463,544; proceeds: $4,372,127 (cost $4,371,775)			4,372	4,371,775
Total Short-Term Investment (cost $5,911,809)				5,910,752
Total Investments in Securities 99.45% (cost $79,577,123)				78,761,683
Other Assets in Excess of Liabilities(l) 0.55%				435,632
Net Assets 100.00%				$79,197,315

CAD	Canadian dollar.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2018.
(a)	Amount is less than $1,000.
(b)	Amount represents less than 1,000 shares.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2018.
(f)	Interest rate to be determined.
(g)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	Level 3 Investment as described in Note 2(l) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(j)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(k)	Investment in non-U.S. dollar denominated securities.
(l)	Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

46	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Open Forward Foreign Currency Exchange Contracts at December 31, 2018:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
Canadian dollar	Sell	State Street Bank and Trust	3/5/2019	10,000	$7,561	$7,336	$225

Open Futures Contracts at December 31, 2018:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
U.S. 2-Year Treasury Note	March 2019	68	Long	$14,361,337	$14,437,250	$75,913

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
U.S. 5-Year Treasury Note	March 2019	2	Short	$(227,201)	$(229,375)	$(2,174)

See Notes to Financial Statements.	47

Schedule of Investments (continued)

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$20,143,731	$–	$20,143,731
Common Stock	–	45	–	45
Convertible Bonds	–	63,330	–	63,330
Corporate Bonds	–	29,033,714	–	29,033,714
Floating Rate Loans
Electrical Equipment	–	103,240	20,205	123,445
Health Care Products	–	–	21,180	21,180
Machinery: Industrial/Specialty	–	–	21,670	21,670
Oil	–	–	19,900	19,900
Oil: Crude Producers	–	–	16,957	16,957
Real Estate Investment Trusts	–	–	102,290	102,290
Remaining Industries	–	852,520	–	852,520
Foreign Government Obligations	–	124,294	–	124,294
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	1,275,471	–	1,275,471
Government Sponsored Enterprises Pass-Throughs	–	203,665	–	203,665
Municipal Bonds	–	82,445	–	82,445
Non-Agency Commercial Mortgage-Backed Securities	–	19,564,823	123,384	19,688,207
Preferred Stock	–	3,472	–	3,472
U.S. Treasury Obligations	–	1,074,595	–	1,074,595
Short-Term Investments
Commercial Paper	–	1,096,062	–	1,096,062
Convertible Bond	–	23,700	–	23,700
Corporate Bonds	–	419,215	–	419,215
Repurchase Agreement	–	4,371,775	–	4,371,775
Total	$–	$78,436,097	$325,586	$78,761,683
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$225	$–	$225
Liabilities	–	–	–	–
Futures Contracts
Assets	75,913	–	–	75,913
Liabilities	(2,174)	–	–	(2,174)
Total	$73,739	$225	$–	$73,964

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

48	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

			Non-Agency
			Commercial
	Corporate	Floating	Mortgage-Backed
Investment Type	Bonds	Rate Loans	Securities
Balance as of January 1, 2018	$10,506	$1,114,857	$318,739
Accrued Discounts (Premiums)	–	612	(67,246)
Realized Gain (Loss)	–	298	(757)
Change in Unrealized Appreciation (Depreciation)	–	(2,487)	1,203
Purchases	–	120,508	33,574
Sales	–	(1,031,586)	(140,185)
Transfers into Level 3	–	–	–
Transfers out of Level 3	(10,506)	–	(21,944)
Balance as of December 31, 2018	$–	$202,202	$123,384
Change in unrealized appreciation/depreciation for year ended December 31, 2018, related to Level 3 investments held at December 31, 2018	$–	$(3,491)	$(430)

See Notes to Financial Statements.	49

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $79,577,123)	$78,761,683
Deposits with brokers for futures collateral	32,575
Receivables:
Interest and dividends	545,596
Capital shares sold	169,524
Investment securities sold	62,452
From advisor (See Note 3)	9,063
Variation margin on futures contracts	4,812
Unrealized appreciation on forward foreign currency exchange contracts	225
Prepaid expenses	295
Total assets	79,586,225
LIABILITIES:
Payables:
Investment securities purchased	188,464
Capital shares reacquired	48,047
Management fee	22,534
Directors’ fees	3,591
Fund administration	2,575
To bank	68
Accrued expenses	123,631
Total liabilities	388,910
NET ASSETS	$79,197,315
COMPOSITION OF NET ASSETS:
Paid-in capital	$82,916,914
Total distributable earnings (loss)	(3,719,599)
Net Assets	$79,197,315
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	5,636,915
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.05

50	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends	$845
Interest and other (net of foreign withholding taxes of $34)	2,275,132
Total investment income	2,275,977
Expenses:
Management fee	239,774
Non 12b-1 service fees	171,500
Shareholder servicing	79,988
Professional	52,477
Reports to shareholders	29,494
Fund administration	27,403
Custody	18,004
Directors’ fees	2,321
Other	9,341
Gross expenses	630,302
Expense reductions (See Note 9)	(1,621)
Fees waived and expenses reimbursed (See Note 3)	(56,762)
Net expenses	571,919
Net investment income	1,704,058
Net realized and unrealized loss:
Net realized loss on investments	(102,817)
Net realized loss on futures contracts	(95,105)
Net realized gain on foreign currency exchange contracts	19
Net realized loss on foreign currency related transactions	(126)
Net change in unrealized appreciation/depreciation on investments	(707,222)
Net change in unrealized appreciation/depreciation on futures contracts	84,401
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	425
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	15
Net realized and unrealized loss	(820,410)
Net Increase in Net Assets Resulting From Operations	$883,648

See Notes to Financial Statements.	51

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income	$1,704,058	$1,093,316
Net realized gain (loss) on investments, futures contracts, forward currency exchange contracts and foreign currency related transactions	(198,029)	33,358
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(622,381)	(45,528)
Net increase in net assets resulting from operations	883,648	1,081,146
Distributions to shareholders(1)	(2,584,971)	(2,047,290)
Capital share transactions (See Note 14):
Proceeds from sales of shares	40,985,837	33,186,207
Reinvestment of distributions	2,584,971	2,047,290
Cost of shares reacquired	(22,560,074)	(21,598,047)
Net increase in net assets resulting from capital share transactions	21,010,734	13,635,450
Net increase in net assets	19,309,411	12,669,306
NET ASSETS:
Beginning of year	$59,887,904	$47,218,598
End of year	$79,197,315	$59,887,904
Undistributed net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions represents net investment income.
(2)	The SEC eliminated the requirement to disclose undistributed net investment income in 2018. For the year ended December 31, 2017, the undistributed net investment income was $11,873.

52	See Notes to Financial Statements.

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Financial Highlights

		Per Share Operating Performance:
					Distributions to
		Investment operations:			shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Return of capital
12/31/2018	$14.38	$0.36	$(0.20)	$0.16	$(0.49)	$ –
12/31/2017	14.57	0.30	0.02	0.32	(0.51)	–
12/31/2016	14.43	0.33	0.19	0.52	(0.38)	–
12/31/2015	14.72	0.27	(0.21)	0.06	(0.34)	(0.01)
4/4/2014 to 12/31/2014(c)(d)	15.00	0.18	(0.15)	0.03	(0.31)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Commencement of operations was 4/4/2014, SEC effective date was 4/14/2014 and the date shares first became available to the public was 5/1/2014.
(d)	Net investment income, net realized and unrealized gain (loss) amounted to less than $.01 for the period 4/4/2014 through 4/14/2014.
(e)	Not annualized.
(f)	Total return for the period 4/14/2014 through 12/31/2014 was also 0.22%.
(g)	Annualized.

54	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:
Total distri- butions	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)
$(0.49)	$14.05	1.15		0.83		0.92		2.48		$79,197	65
(0.51)	14.38	2.19		0.80		0.94		2.05		59,888	75
(0.38)	14.57	3.47		0.80		1.04		2.21		47,219	69
(0.35)	14.43	0.58		0.80		1.45		1.79		21,803	61

(0.31)	14.72	0.22	(e)(f)	0.80	(g)	2.02	(g)	1.61	(g)	7,680	103	(e)

See Notes to Financial Statements.	55

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Short Duration Income Portfolio (the “Fund”).

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models

Notes to Financial Statements (continued)

and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if any, are included in Net realized loss on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included

Notes to Financial Statements (continued)

in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(k)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The

Notes to Financial Statements (continued)

Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of December 31, 2018, the Fund did not have unfunded loan commitments.

(l)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of 0.27% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Effective May 1, 2018 and continuing through April 30, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .85%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .80%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if

Notes to Financial Statements (continued)

any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 was as follows:

	Year Ended	Year Ended
	12/31/2018	12/31/2017
Distributions paid from:
Ordinary income	$2,584,971	$2,047,290
Total distributions paid	$2,584,971	$2,047,290

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – Net	$190,555
Total undistributed earnings	190,555
Capital loss carryforwards*	(1,481,819)
Temporary differences	(3,591)
Unrealized losses – net	(2,424,744)
Total accumulated losses	$(3,719,599)

* The capital losses will carry forward indefinitely.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$81,260,390
Gross unrealized gain	200,057
Gross unrealized loss	(2,624,800)
Net unrealized security loss	$(2,424,743)

The difference between book-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases	Purchases	Sales	Sales
$12,500,623	$47,051,029	$12,333,442	$30,393,090

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance

Notes to Financial Statements (continued)

with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $502,987 and sales of $445,954 which resulted in net realized gains of $1,567.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2018 (as described in note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2018 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2018, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

		Foreign
	Interest Rate	Currency
Asset Derivatives	Contracts	Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$225
Futures Contracts(2)	$75,913	–

Liability Derivatives
Futures Contracts(2)	$ 2,174	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the fiscal year ended December 31, 2018, were as follows:

		Foreign
	Interest Rate	Currency
	Contracts	Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$19
Futures Contracts(2)	$(95,105)	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(3)	–	$425
Futures Contracts(4)	$84,401	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(5)	–	$5,709
Futures Contracts(6)	68	–

*	Calculated based on the number of contracts or notional amounts for the year ended December 31, 2018.
(1)	Statements of Operations location: Net realized gain on foreign currency exchange contracts.
(2)	Statements of Operations location: Net realized loss on futures contracts.
(3)	Statements of Operations location: Net change in unrealized appreciation/depreciation on foreign currency exchange contracts.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(5)	Amount represents notional amounts in U.S. dollars.
(6)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$225	$–	$225
Repurchase Agreement	4,371,775	–	4,371,775
Total	$4,372,000	$–	$4,372,000

Notes to Financial Statements (continued)

	Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$4,371,775	$ –	$ –	$(4,371,775)	$–
State Street Bank and Trust	225	–	–	–	225
Total	$4,372,000	$ –	$ –	$(4,371,775)	$225

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Notes to Financial Statements (continued)

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Notes to Financial Statements (continued)

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies

Notes to Financial Statements (concluded)

and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Shares sold	2,853,571	2,247,989
Reinvestment of distributions	184,481	142,561
Shares reacquired	(1,567,064)	(1,465,617)
Increase	1,470,988	924,933

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Short Duration Income Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Short Duration Income Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Assistant Secretary, and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of the Fund’s benchmark; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and the Fund’s benchmark as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was above the median of the performance peer group for the one- and three-year periods. The Board further considered

Approval of Advisory Contract (continued)

Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that, while the Fund’s net total expense ratio was above the median of the expense peer group, the Fund’s advisory fee rate was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s

Approval of Advisory Contract (concluded)

investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.
Lord Abbett Series Fund, Inc.
Lord Abbett mutual fund shares are distributed by		SFSDI-PORT-3
LORD ABBETT DISTRIBUTOR LLC.	Short Duration Income Portfolio	(02/19)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2018

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

32	Statement of Assets and Liabilities

33	Statement of Operations

34	Statements of Changes in Net Assets

36	Financial Highlights

38	Notes to Financial Statements

48	Report of Independent Registered Public Accounting Firm

49	Supplemental Information to Shareholders

Lord Abbett Series Fund — Total Return Portfolio
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund - Total Return Portfolio for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned -1.03%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Universal® Index,1 which returned –0.26% over the same period.

During the period, there were several market-moving events. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods, on top of the $50 billion previously announced. The aggressive U.S. trade posture continued

into September with trade tensions mounting between the U.S. and China. While the impact has yet to be fully realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. In 2018, the Federal Reserve (the “Fed”) hiked short-term interest rates by 0.25% at each of its March, June, September and December meetings, raising the target range to 2.25% - 2.50%. As the Fed continued to raise rates, the U.S. Treasury yield curve flattened throughout the year. The yield on 10-year U.S. Treasury securities (“Treasuries”) reached multi-year highs in November, and pulled back in

1

December as risk-off sentiment roiled the markets and investors flocked to safety. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced it’s largest monthly drop since 2008 in October 2018. US equity markets were volatile to finish out the year, with the S&P 500 suffering the largest December decline since the Great Depression, culminating in the worst year since the financial 2007 - 2008 crisis. Additionally, leveraged credit segments of the market experienced a sharp sell-off, notably in December, due to concerns over slower growth, falling oil prices, year-end technical pressures and general risk-off sentiment. Despite the sell-off, the U.S. economy continued to expand by more than 2% during each quarter of the trailing 12-month period, with domestic GDP growth ranging between 2.2% to 4.2% from the third quarter of 2017 to the third quarter of 2018. The 4.2% GDP growth in the second quarter marked the strongest growth rate since the third quarter of 2014. Inflation, as measured by the Consumer Price Index (CPI), gained 1.9%, which was a decline of 0.1% year-over-year, mainly driven lower by falling energy prices. Oil prices suffered sharp declines due to oversupply concerns.

For the 12-month period ended December 2018, the Fund’s overweight to and security selection within high yield corporates detracted from performance. The asset class came under pressure during the 4th quarter as spreads widened due to falling oil prices and concerns around slowing global growth. An underweight position to Treasuries also detracted. Treasuries benefited from a flight to quality during the 4th quarter, amid increased volatility in risk assets. Lastly, security selection within high-quality mortgage-backed securities (MBS) detracted from relative performance.

The Fund’s overweight to asset-backed securities (ABS) was the largest contributor to relative performance. Notable contributions came from the Fund’s positioning in ‘A’ and ‘BBB’ rated ABS. Over the year we have found relative value in credit card, auto-related, equipment dealer and franchise-related ABS. An overweight to and security selection within commercial mortgage-backed securities (CMBS) also contributed over the period. We continue to favor structured products, which we believe tend to have less international exposure and be less affected by global weakness than corporate bonds.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

2

1    The Bloomberg Barclays U.S. Universal® Index represents the union of the U.S. Aggregate Index, the U.S High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

3

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Bloomberg Barclays U.S. Universal® Index and the Bloomberg Barclays U.S. Aggregate Bond® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2018

	1 Year	5 Years	Life of Class
Class VC2	–1.03%	2.47%	3.62%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance for each index began on May 1, 2010.

2    The Class VC shares commenced operations on April 16, 2010. Performance for the Class began on May 1, 2010.

4

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

5

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/18 –
	7/1/18	12/31/18	12/31/18
Class VC
Actual	$1,000.00	$1,008.50	$3.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.73	$3.52

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Auto	0.66%
Basic Industry	0.10%
Consumer Cyclical	0.42%
Consumer Discretionary	0.40%
Consumer Services	1.34%
Consumer Staples	0.72%
Energy	2.27%
Financial Services	33.48%
Foreign Government	2.04%
Health Care	0.88%
Integrated Oils	0.34%
Materials & Processing	1.94%
Municipal	0.11%
Producer Durables	0.65%
Technology	1.20%
Telecommunications	0.48%
Transportation	0.17%
U.S. Government	49.59%
Utilities	1.14%
Repurchase Agreement	2.07%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

6	See Notes to Financial Statements.

Schedule of Investments

December 31, 2018

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
LONG-TERM INVESTMENTS 119.66%

ASSET-BACKED SECURITIES 32.51%

Automobiles 14.63%
ACC Trust 2018-1 B†	4.82%		5/20/2021	$289	$289,864
Ally Auto Receivables Trust 2017-5 A2	1.81%		6/15/2020	121	120,850
American Credit Acceptance Receivables Trust 2016-2 C†	6.09%		5/12/2022	272	276,362
American Credit Acceptance Receivables Trust 2018-1 A†	2.72%		3/10/2021	599	598,439
American Credit Acceptance Receivables Trust 2018-4 A†	3.38%		12/13/2021	1,670	1,670,496
AmeriCredit Automobile Receivables Trust 2015-2 C	2.40%		1/8/2021	1,512	1,509,380
AmeriCredit Automobile Receivables Trust 2015-2 D	3.00%		6/8/2021	1,365	1,361,297
AmeriCredit Automobile Receivables Trust 2015-3 B	2.08%		9/8/2020	65	64,572
AmeriCredit Automobile Receivables Trust 2016-2 C	2.87%		11/8/2021	2,600	2,593,626
AmeriCredit Automobile Receivables Trust 2017-2 A2A	1.65%		9/18/2020	236	235,661
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%		3/20/2023	669	664,245
AmeriCredit Automobile Receivables Trust 2017-3 A2A	1.69%		12/18/2020	148	147,552
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%		6/19/2023	275	271,614
Americredit Automobile Receivables Trust 2018-2 A2A	2.86%		11/18/2021	3,560	3,553,544
Americredit Automobile Receivables Trust 2018-3 A2A	3.11%		1/18/2022	862	862,778
Americredit Automobile Receivables Trust 2018-3 A2B	2.705% (1 Mo. LIBOR + .25%	)#	1/18/2022	862	862,156
Avis Budget Rental Car Funding AESOP LLC 2013-2A A†	2.97%		2/20/2020	178	178,261
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%		7/20/2020	592	590,316
BMW Vehicle Owner Trust 2018-A A2A	2.09%		11/25/2020	1,308	1,303,525
California Republic Auto Receivables Trust 2014-3 B	2.66%		8/17/2020	293	292,808

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2018

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Automobiles (continued)
California Republic Auto Receivables Trust 2015-1 A4	1.82%	9/15/2020	$146	$145,539
California Republic Auto Receivables Trust 2015-2 B	2.53%	6/15/2021	908	903,024
California Republic Auto Receivables Trust 2015-3 B	2.70%	9/15/2021	120	119,478
California Republic Auto Receivables Trust 2016-2 B	2.52%	5/16/2022	328	324,268
California Republic Auto Receivables Trust 2017-1 A3	1.90%	3/15/2021	662	659,336
California Republic Auto Receivables Trust 2018-1 A2	2.86%	3/15/2021	1,447	1,444,533
California Republic Auto Receivables Trust 2018-1 B	3.56%	3/15/2023	1,037	1,045,173
Capital Auto Receivables Asset Trust 2016-2 A3	1.46%	6/22/2020	37	37,042
Capital Auto Receivables Asset Trust 2017-1 B†	2.43%	5/20/2022	462	455,692
Capital Auto Receivables Asset Trust 2017-1 C†	2.70%	9/20/2022	656	649,968
Capital Auto Receivables Asset Trust 2017-1 D†	3.15%	2/20/2025	427	426,067
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	335	332,876
Chesapeake Funding II LLC 2016-1A A1†	2.11%	3/15/2028	129	128,219
Chesapeake Funding II LLC 2016-2A A1†	1.88%	6/15/2028	699	696,112
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	541	535,489
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	1,182	1,166,624
Chrysler Capital Auto Receivables Trust 2016-AA B†	2.88%	6/15/2022	195	194,761
Chrysler Capital Auto Receivables Trust 2016-AA C†	3.25%	6/15/2022	134	134,193
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	150	156,653
CPS Auto Receivables Trust 2017-D A†	1.87%	3/15/2021	380	378,532
CPS Auto Receivables Trust 2018-A B†	2.77%	4/18/2022	319	316,503
CPS Auto Receivables Trust 2018-A C†	3.05%	12/15/2023	260	258,417
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	417	424,575
CPS Auto Trust 2018-C A†	2.87%	9/15/2021	792	791,673
CPS Auto Trust 2018-C B†	3.43%	7/15/2022	331	331,264
Drive Auto Receivables Trust 2015-AA C†	3.06%	5/17/2021	4	4,383
Drive Auto Receivables Trust 2015-BA D†	3.84%	7/15/2021	1,650	1,652,302
Drive Auto Receivables Trust 2015-DA C†	3.38%	11/15/2021	82	81,812
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	607	611,035
Drive Auto Receivables Trust 2016-AA C†	3.91%	5/17/2021	353	354,087
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	979	985,467
Drive Auto Receivables Trust 2016-CA C†	3.02%	11/15/2021	1,215	1,214,797
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	254	255,362
Drive Auto Receivables Trust 2017-3 C	2.80%	7/15/2022	1,459	1,455,522
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	447	452,202
Drive Auto Receivables Trust 2018-3 A2	2.75%	10/15/2020	1,877	1,875,815

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Automobiles (continued)
Drive Auto Receivables Trust 2018-3 A3	3.01%		11/15/2021	$1,048	$1,046,794
Drive Auto Receivables Trust 2018-3 B	3.37%		9/15/2022	414	414,342
Drive Auto Receivables Trust 2018-3 C	3.72%		9/16/2024	987	989,808
Drive Auto Receivables Trust 2018-4 A2A	2.78%		10/15/2020	1,004	1,002,969
Drive Auto Receivables Trust 2018-4 A3	3.04%		11/15/2021	1,568	1,565,778
Drive Auto Receivables Trust 2018-5 A2A	3.08%		7/15/2021	1,437	1,436,827
Drive Auto Receivables Trust 2018-5 A2B	2.775% (1 Mo. LIBOR + .32%	)#	7/15/2021	1,179	1,177,410
Enterprise Fleet Financing LLC 2017-1 A2†	2.13%		7/20/2022	292	290,347
First Investors Auto Owner Trust 2017-3A A2†	2.41%		12/15/2022	571	566,682
First Investors Auto Owner Trust 2017-3A B†	2.72%		4/17/2023	218	216,149
First Investors Auto Owner Trust 2018-2A A1†	3.23%		12/15/2022	967	968,466
Flagship Credit Auto Trust 2017-1 A†	1.93%		12/15/2021	206	205,378
Flagship Credit Auto Trust 2017-3 A†	1.88%		10/15/2021	252	250,440
Flagship Credit Auto Trust 2017-3 B†	2.59%		7/15/2022	300	296,466
Flagship Credit Auto Trust 2017-4 A†	2.07%		4/15/2022	407	404,097
Flagship Credit Auto Trust 2018-1 A†	2.59%		6/15/2022	664	660,178
Flagship Credit Auto Trust 2018-3 A†	3.07%		2/15/2023	2,208	2,207,129
Flagship Credit Auto Trust 2018-3 B†	3.59%		12/16/2024	725	727,661
Ford Credit Auto Lease Trust 2017-B A2A	1.80%		6/15/2020	646	644,377
Ford Credit Auto Owner Trust 2014-2 A†	2.31%		4/15/2026	2,909	2,889,168
Ford Credit Auto Owner Trust 2017-1 A†	2.62%		8/15/2028	1,238	1,220,716
Ford Credit Auto Owner Trust 2017-2 B†	2.60%		3/15/2029	108	105,216
Ford Credit Auto Owner Trust 2018-2 A†	3.47%		1/15/2030	3,712	3,749,670
Ford Credit Auto Owner Trust/Ford Credit 2014-1 A†	2.26%		11/15/2025	2,624	2,616,131
Foursight Capital Automobile Receivables Trust 2016-1 A2†	2.87%		10/15/2021	195	195,038
Foursight Capital Automobile Receivables Trust 2018-1 A2†	2.85%		8/16/2021	510	508,656
Foursight Capital Automobile Receivables Trust 2018-1 A3†	3.24%		9/15/2022	830	830,699
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%		4/17/2023	412	413,511
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%		8/15/2023	194	194,573
GM Financial Automobile Leasing Trust 2016-3 A3	1.61%		12/20/2019	103	103,169
GM Financial Automobile Leasing Trust 2017-2 A2A	1.72%		1/21/2020	111	111,112
GM Financial Consumer Automobile Receivables Trust 2017-3A A2A†	1.71%		9/16/2020	723	720,376
Harley-Davidson Motorcycle Trust 2015-2 A4	1.66%		12/15/2022	147	146,821

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2018

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Automobiles (continued)
Honda Auto Receivables Owner Trust 2016-2 A3	1.39%	4/15/2020	$79	$78,238
Huntington Auto Trust 2016-1 A3	1.59%	11/16/2020	1,092	1,086,951
Hyundai Auto Lease Securitization Trust 2017-C A2A†	1.89%	3/16/2020	787	783,881
Mercedes-Benz Auto Lease Trust 2018-A A2	2.20%	4/15/2020	937	934,617
Mercedes-Benz Auto Lease Trust 2018-B A2	3.04%	12/15/2020	2,302	2,303,668
Mercedes-Benz Auto Receivables Trust 2016-1 A3	1.26%	2/16/2021	277	274,369
Santander Drive Auto Receivables Trust 2015-1 C	2.57%	4/15/2021	88	87,667
Santander Drive Auto Receivables Trust 2015-4 C	2.97%	3/15/2021	1,346	1,344,984
Santander Drive Auto Receivables Trust 2016-2 B	2.08%	2/16/2021	28	28,164
Santander Drive Auto Receivables Trust 2016-3 B	1.89%	6/15/2021	151	150,579
Santander Drive Auto Receivables Trust 2017-2 B	2.21%	10/15/2021	1,359	1,355,344
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	192	190,912
Santander Drive Auto Receivables Trust 2018-1 A2	2.10%	11/16/2020	408	407,266
Santander Drive Auto Receivables Trust 2018-3 A2A	2.78%	3/15/2021	1,297	1,295,205
SunTrust Auto Receivables Trust 2015-1A A4†	1.78%	1/15/2021	251	250,033
SunTrust Auto Receivables Trust 2015-1A D†	3.24%	1/16/2023	754	753,536
TCF Auto Receivables Owner Trust 2015-1A B†	2.49%	4/15/2021	791	789,731
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%	10/17/2022	598	594,131
Westlake Automobile Receivables Trust 2017-2A A2A†	1.80%	7/15/2020	260	259,406
Wheels SPV 2 LLC 2016-1A A2†	1.59%	5/20/2025	123	123,015
Wheels SPV 2 LLC 2018-1A A2†	3.06%	4/20/2027	541	541,140
World Omni Select Auto Trust 2018-1A A2†	3.24%	4/15/2022	1,208	1,210,341
Total				82,165,473

Credit Cards 7.70%
American Express Credit Account Master Trust 2017-1 A	1.93%	9/15/2022	1,415	1,398,624
American Express Credit Account Master Trust 2017-4 A	1.64%	12/15/2021	4,540	4,519,020
American Express Credit Account Master Trust 2018-6 A	3.06%	2/15/2024	5,294	5,314,944
Barclays Dryrock Issuance Trust 2014-3 A	2.41%	7/15/2022	927	923,005
Capital One Multi-Asset Execution Trust 2016-A4	1.33%	6/15/2022	1,230	1,217,727
Chase Issuance Trust 2012-A4	1.58%	8/15/2021	813	806,468
Chase Issuance Trust 2016-A5	1.27%	7/15/2021	1,651	1,636,677
Citibank Credit Card Issuance Trust 2017-A2	1.74%	1/19/2021	2,773	2,771,239
Citibank Credit Card Issuance Trust 2017-A9	1.80%	9/20/2021	2,112	2,095,260
Citibank Credit Card Issuance Trust 2018-A6	3.21%	12/7/2024	1,175	1,187,946

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Credit Cards (continued)
Discover Card Execution Note Trust 2012-A6	1.67%		1/18/2022	$3,001	$2,981,819
Discover Card Execution Note Trust 2014-A1	2.885% (1 Mo. LIBOR + .43%	)#	7/15/2021	2,761	2,761,336
Discover Card Execution Note Trust 2014-A4	2.12%		12/15/2021	967	963,472
Discover Card Execution Note Trust 2016-A1	1.64%		7/15/2021	619	618,546
Discover Card Execution Note Trust 2016-A4	1.39%		3/15/2022	980	969,337
Master Credit Card Trust II Series 2018-1A B†	3.245%		7/21/2024	943	940,040
Synchrony Credit Card Master Note Trust 2016-1 A	2.04%		3/15/2022	1,225	1,222,560
Synchrony Credit Card Master Note Trust 2016-3 A	1.58%		9/15/2022	862	853,646
Synchrony Credit Card Master Note Trust 2017-2 A	2.62%		10/15/2025	814	803,662
Synchrony Credit Card Master Note Trust 2018-2 A	3.47%		5/15/2026	767	776,905
World Financial Network Credit Card Master Trust 2012-A	3.14%		1/17/2023	890	889,943
World Financial Network Credit Card Master Trust 2017-B A	1.98%		6/15/2023	1,217	1,210,290
World Financial Network Credit Card Master Trust 2017-C A	2.31%		8/15/2024	2,151	2,121,848
World Financial Network Credit Card Master Trust 2017-C M	2.66%		8/15/2024	946	934,437
World Financial Network Credit Card Master Trust 2018-B A	3.46%		7/15/2025	3,274	3,310,180
Total					43,228,931

Home Equity 0.02%
Meritage Mortgage Loan Trust 2004-2 M3	3.481% (1 Mo. LIBOR + .98%	)#	1/25/2035	112	110,058
New Century Home Equity Loan Trust 2005-A A6	4.682%	#(a)	8/25/2035	20	20,080
Total					130,138

Other 10.16%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	182	181,316
Allegro CLO IV Ltd. 2016-1A†	3.836% (3 Mo. LIBOR + 1.40%	)#	1/15/2029	1,650	1,652,507
ALM VII Ltd. 2012-7A A1R†	3.916% (3 Mo. LIBOR + 1.48%	)#	10/15/2028	746	747,297
Apidos CLO XVI 2013-16A CR†	5.45% (3 Mo. LIBOR + 3.00%	)#	1/19/2025	250	250,107
Ares XLI Clo Ltd. 2016-41A A†	3.846% (3 Mo. LIBOR + 1.41%	)#	1/15/2029	2,463	2,465,255
Ares XXXIII CLO Ltd. 2015-1A A1R†	4.101% (3 Mo. LIBOR + 1.35%	)#	12/5/2025	250	250,615

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2018

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
Ascentium Equipment Receivables Trust 2016-2A A3†	1.65%		5/10/2022	$174	$173,075
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	182	181,007
Ascentium Equipment Receivables Trust 2017-1A A2†	1.87%		7/10/2019	29	28,825
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	183	181,666
Avery Point IV CLO Ltd. 2014-1A BR†	4.09% (3 Mo. LIBOR + 1.60%	)#	4/25/2026	322	321,478
Avery Point V CLO Ltd. 2014-5A BR†	3.949% (3 Mo. LIBOR + 1.50%	)#	7/17/2026	372	368,576
Avery Point VII CLO Ltd. 2015-7A A1†	3.936% (3 Mo. LIBOR + 1.50%	)#	1/15/2028	1,184	1,184,731
Benefit Street Partners CLO IV Ltd. 2014-IVA A1R†	3.959% (3 Mo. LIBOR + 1.49%	)#	1/20/2029	500	500,254
Benefit Street Partners CLO IV Ltd. 2014-IVA A2R†	4.519% (3 Mo. LIBOR + 2.05%	)#	1/20/2029	673	669,830
Benefit Street Partners CLO IV Ltd. 2014-IVA BR†	5.369% (3 Mo. LIBOR + 2.90%	)#	1/20/2029	500	499,073
BlueMountain CLO 2013-1 Ltd. 2013-1A A1R†	3.869% (3 Mo. LIBOR + 1.40%	)#	1/20/2029	1,660	1,665,070
Cedar Funding VI CLO Ltd. 2016-6A BR†	4.069% (3 Mo. LIBOR + 1.60%	)#	10/20/2028	650	634,121
Cent CLO Ltd. 2013-19A A1A†	3.839% (3 Mo. LIBOR + 1.33%	)#	10/29/2025	670	670,762
Conn’s Receivables Funding LLC 2017-B C†	5.95%		11/15/2022	1,063	1,080,042
Daimler Trucks Retail Trust 2018-1 A2†	2.60%		5/15/2020	1,195	1,193,757
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	88	87,684
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	60	59,781
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029	443	443,428
DLL LLC 2018-1 A3†	3.10%		4/18/2022	1,510	1,511,439
DLL LLC 2018-ST2 A2†	3.14%		10/20/2020	2,232	2,228,740
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040	465	465,749
Engs Commercial Finance Trust 2018-1A A1†	2.97%		2/22/2021	1,035	1,032,148
Ford Credit Floorplan Master Owner Trust 2017-2 A1	2.16%		9/15/2022	942	928,390
Ford Credit Floorplan Master Owner Trust 2018 4 A	4.06%		11/15/2030	721	724,624
GMF Floorplan Owner Revolving Trust 2016-1 A1†	1.96%		5/17/2021	1,109	1,104,004
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	4.64% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	250	242,558

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	$1,167	$1,190,066
ICG US CLO Ltd. 2015-2A AR†	3.286% (3 Mo. LIBOR + .85%	)#	1/16/2028	1,231	1,223,652
Jamestown CLO VII Ltd. 2015-7A CR†	5.09% (3 Mo. LIBOR + 2.60%	)#	7/25/2027	611	579,748
LCM XXII Ltd. 22A-A1†	3.949% (3 Mo. LIBOR + 1.48%	)#	10/20/2028	318	319,397
LCM XXIV Ltd. 24A A†	3.779% (3 Mo. LIBOR + 1.31%	)#	3/20/2030	679	676,568
Madison Park Funding XXI Ltd. 2016-21A A1†	4.02% (3 Mo. LIBOR + 1.53%	)#	7/25/2029	324	325,546
Massachusetts Educational Financing Authority 2008-1 A1	3.44% (3 Mo. LIBOR + .95%	)#	4/25/2038	584	585,279
Mountain Hawk III CLO Ltd. 2014-3A AR†	3.645% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	1,807	1,807,612
Mountain View CLO X Ltd. 2015-10A BR†	3.786% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	623	609,633
Navient Private Education Refi Loan Trust 2018-DA A2A†	4.00%		12/15/2059	570	583,144
Navient Student Loan Trust 2016-7A A†	3.656% (1 Mo. LIBOR + 1.15%	)#	3/25/2066	662	665,492
Navient Student Loan Trust 2017-2A A†	3.556% (1 Mo. LIBOR + 1.05%	)#	12/27/2066	1,261	1,262,738
NextGear Floorplan Master Owner Trust 2016-1A A2†	2.74%		4/15/2021	4,315	4,310,265
OHA Loan Funding Ltd. 2016-1A B1†	4.269% (3 Mo. LIBOR + 1.80%	)#	1/20/2028	1,574	1,570,280
OneMain Financial Issuance Trust 2015-1A A†	3.19%		3/18/2026	94	94,124
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	315	315,622
OneMain Financial Issuance Trust 2016-2A B†	5.94%		3/20/2028	100	101,583
Orec Ltd. 2018-CRE1 A†	3.487% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	1,030	1,026,393
Palmer Square Loan Funding Ltd. 2018-1A A1†	3.036% (3 Mo. LIBOR + .60%	)#	4/15/2026	1,098	1,091,402
Palmer Square Loan Funding Ltd. 2018-1A A2†	3.486% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	414	396,465
Palmer Square Loan Funding Ltd. 2018-1A B†	3.836% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	314	293,994
Palmer Square Loan Funding Ltd. 2018-5A A1†	3.32% (3 Mo. LIBOR + .85%	)#	1/20/2027	1,071	1,068,251
Palmer Square Loan Funding Ltd. 2018-5A A2†	3.87% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	255	250,823
Pennsylvania Higher Education Assistance Agency 2006-1 B	2.76% (3 Mo. LIBOR + .27%	)#	4/25/2038	302	290,589

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2018

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
PFS Financing Corp. 2018-B†	3.08%		2/15/2023	$469	$464,756
Recette CLO Ltd. 2015-1A AR†	3.389% (3 Mo. LIBOR + .92%	)#	10/20/2027	500	494,538
Regatta VI Funding Ltd. 2016-1A CR†	4.519% (3 Mo. LIBOR + 2.05%	)#	7/20/2028	485	462,078
Riserva Clo Ltd. 2016-3A A†	3.905% (3 Mo. LIBOR + 1.46%	)#	10/18/2028	250	250,138
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	298	297,157
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	1,328	1,331,204
Shackleton CLO Ltd. 2016-9A B†	4.369% (3 Mo. LIBOR + 1.90%	)#	10/20/2028	499	496,656
SLC Student Loan Trust 2008-1 A4A	4.388% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	1,648	1,689,418
SLM Private Education Loan Trust 2010-A 2A†	5.705% (1 Mo. LIBOR + 3.25%	)#	5/16/2044	12	11,688
SLM Student Loan Trust 2011-1 A1	3.026% (1 Mo. LIBOR + .52%	)#	3/25/2026	10	10,145
Sound Point CLO XI Ltd. 2016-1A AR†	3.558% (3 Mo. LIBOR + 1.10%	)#	7/20/2028	591	587,831
TCI-Symphony CLO Ltd. 2016-1A A†	3.916% (3 Mo. LIBOR + 1.48%	)#	10/13/2029	250	250,398
THL Credit Wind River CLO Ltd. 2012-1A BR†	4.286% (3 Mo. LIBOR + 1.85%	)#	1/15/2026	1,700	1,693,034
Towd Point Asset Trust 2018-SL1 A†	3.106% (1 Mo. LIBOR + .60%	)#	1/25/2046	1,025	1,022,091
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	3.585% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	1,050	1,044,307
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	423	422,668
WhiteHorse VIII Ltd. 2014-1A AR†	3.441% (3 Mo. LIBOR + .90%	)#	5/1/2026	1,323	1,317,576
Wingstop Funding LLC 2018-1 A2†	4.97%		12/5/2048	850	870,315
Total					57,082,573
Total Asset-Backed Securities (cost $182,931,058)					182,607,115

CORPORATE BONDS 24.88%

Aerospace/Defense 0.55%
Bombardier, Inc.(Canada)†(b)	7.50%		3/15/2025	1,065	1,007,756
Embraer SA (Brazil)(b)	5.15%		6/15/2022	10	10,313
Kratos Defense & Security Solutions, Inc.†	6.50%		11/30/2025	811	826,206
United Technologies Corp.	3.65%		8/16/2023	1,227	1,223,403
Total					3,067,678

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Air Transportation 0.03%
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%		1/15/2022	$150	$151,813

Apparel 0.11%
PVH Corp.	7.75%		11/15/2023	561	622,710

Automotive 0.89%
Aston Martin Capital Holdings Ltd. (Jersey)†(b)	6.50%		4/15/2022	200	190,000
Daimler Finance North America LLC†	3.75%		2/22/2028	1,150	1,083,735
Ford Motor Co.	7.45%		7/16/2031	1,597	1,650,953
General Motors Co.	6.60%		4/1/2036	1,574	1,537,470
Tesla, Inc.†	5.30%		8/15/2025	609	531,352
Total					4,993,510

Banks: Regional 4.47%
Banco de Credito e Inversiones SA (Chile)†(b)	3.50%		10/12/2027	535	482,503
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	1,128	1,071,475
Bank of America Corp.	3.95%		4/21/2025	250	242,538
Bank of America Corp.	4.00%		1/22/2025	728	710,038
Bank of America Corp.	4.45%		3/3/2026	315	312,141
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	2,363	2,275,312
Citigroup, Inc.	4.45%		9/29/2027	552	532,832
Goldman Sachs Group, Inc. (The)	4.223%	#(c)	5/1/2029	491	473,712
Goldman Sachs Group, Inc. (The)	6.25%		2/1/2041	588	672,663
Intesa Sanpaolo SpA (Italy)†(b)	3.875%		1/12/2028	621	531,638
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028	553	528,147
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	2,626	2,553,112
Macquarie Group Ltd. (Australia)†(b)	4.654%	#(c)	3/27/2029	1,431	1,404,029
Morgan Stanley	3.625%		1/20/2027	55	52,354
Morgan Stanley	3.875%		1/27/2026	593	579,202
Morgan Stanley	4.00%		7/23/2025	770	760,634
Morgan Stanley	7.25%		4/1/2032	84	106,085
Popular, Inc.	6.125%		9/14/2023	107	106,399
Royal Bank of Canada (Canada)†(b)	3.35%		10/22/2021	3,144	3,177,923
Santander UK plc (United Kingdom)†(b)	5.00%		11/7/2023	223	218,235
Santander UK plc (United Kingdom)(b)	7.95%		10/26/2029	902	1,065,481
Toronto-Dominion Bank (The) (Canada)(b)	3.625% (5 Yr Swap rate + 2.21%	)#	9/15/2031	1,594	1,507,744
Turkiye Garanti Bankasi AS (Turkey)†(b)	6.25%		4/20/2021	200	199,143
UBS AG	7.625%		8/17/2022	1,234	1,317,295
UBS AG (Switzerland)(b)	5.125%		5/15/2024	835	832,971

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2018

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Banks: Regional (continued)
Wachovia Corp.	7.574%	#(c)	8/1/2026	$596	$707,030
Wells Fargo Bank NA	5.85%		2/1/2037	1,880	2,119,066
Wells Fargo Bank NA	6.60%		1/15/2038	437	541,952
Total					25,081,654

Beverages 0.44%
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.†	3.65%		2/1/2026	1,325	1,253,596
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.†	4.70%		2/1/2036	624	582,725
Becle SAB de CV (Mexico)†(b)	3.75%		5/13/2025	350	334,379
Fomento Economico Mexicano SAB de CV (Mexico)(b)	4.375%		5/10/2043	300	288,818
Total					2,459,518

Business Services 0.65%
Adani Ports & Special Economic Zone Ltd. (India)†(b)	4.00%		7/30/2027	275	246,193
Ahern Rentals, Inc.†	7.375%		5/15/2023	1,451	1,168,055
Brink’s Co. (The)†	4.625%		10/15/2027	921	842,927
United Rentals North America, Inc.	4.875%		1/15/2028	704	619,520
Weight Watchers International, Inc.†	8.625%		12/1/2025	754	771,908
Total					3,648,603

Chemicals 0.68%
Ashland LLC	6.875%		5/15/2043	539	533,610
Braskem Netherlands Finance BV (Netherlands)†(b)	4.50%		1/10/2028	550	510,406
CNAC HK Finbridge Co. Ltd. (Hong Kong)(b)	3.50%		7/19/2022	580	565,706
Mexichem SAB de CV (Mexico)†(b)	4.875%		9/19/2022	205	206,794
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(b)	3.949%		4/24/2023	960	899,543
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%		4/1/2025	1,181	1,074,710
Total					3,790,769

Coal 0.23%
Peabody Energy Corp.†	6.375%		3/31/2025	788	734,810
Warrior Met Coal, Inc.†	8.00%		11/1/2024	532	529,340
Total					1,264,150

Computer Hardware 0.47%
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	251	255,655
Dell International LLC/EMC Corp.†	6.02%		6/15/2026	158	159,016

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware (continued)
Dell International LLC/EMC Corp.†	7.125%	6/15/2024	$1,053	$1,072,238
Dell International LLC/EMC Corp.†	8.35%	7/15/2046	1,068	1,160,823
Total				2,647,732

Computer Software 0.14%
Oracle Corp.	6.125%	7/8/2039	675	812,626

Construction/Homebuilding 0.48%
Century Communities, Inc.	5.875%	7/15/2025	576	510,480
PulteGroup, Inc.	7.875%	6/15/2032	442	459,680
Taylor Morrison Communities, Inc.	6.625%	5/15/2022	416	417,040
TRI Pointe Group, Inc.	5.25%	6/1/2027	310	245,288
William Lyon Homes, Inc.	5.875%	1/31/2025	307	262,485
William Lyon Homes, Inc.	6.00%	9/1/2023	605	547,525
Williams Scotsman International, Inc.†	6.875%	8/15/2023	281	270,462
Total				2,712,960

Containers 0.04%
BWAY Holding Co.†	7.25%	4/15/2025	274	246,942

Drugs 0.23%
Bausch Health Cos., Inc.†	5.625%	12/1/2021	402	396,221
Bayer Corp.†	6.65%	2/15/2028	271	308,037
Valeant Pharmaceuticals International†	9.25%	4/1/2026	594	595,485
Total				1,299,743

Electric: Power 1.32%
Ausgrid Finance Pty Ltd. (Australia)†(b)	4.35%	8/1/2028	1,000	999,242
Berkshire Hathaway Energy Co.	3.80%	7/15/2048	314	282,965
Calpine Corp.	5.75%	1/15/2025	916	840,430
Electricite de France SA (France)†(b)	5.00%	9/21/2048	1,398	1,243,086
Emirates Semb Corp., Water & Power Co. PJSC (United Arab Emirates)†(b)	4.45%	8/1/2035	275	258,114
Entergy Louisiana LLC	4.00%	3/15/2033	411	416,759
Exelon Generation Co. LLC	5.60%	6/15/2042	238	233,930
Exelon Generation Co. LLC	6.25%	10/1/2039	592	619,827
Massachusetts Electric Co.†	4.004%	8/15/2046	501	473,249
Minejesa Capital BV (Netherlands)†(b)	4.625%	8/10/2030	250	223,771
PSEG Power LLC	8.625%	4/15/2031	347	451,695
South Carolina Electric & Gas Co.	6.05%	1/15/2038	707	830,086
South Carolina Electric & Gas Co.	6.625%	2/1/2032	246	298,127

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Vistra Energy Corp.	7.625%	11/1/2024	$241	$254,857
Total				7,426,138

Electronics 0.00%
Trimble, Inc.	4.90%	6/15/2028	13	12,832

Engineering & Contracting Services 0.46%
Brand Industrial Services, Inc.†	8.50%	7/15/2025	1,297	1,112,177
China Railway Resources Huitung Ltd. (Hong Kong)†(b)	3.85%	2/5/2023	900	901,543
Indika Energy Capital III Pte Ltd. (Singapore)†(b)	5.875%	11/9/2024	640	559,658
Total				2,573,378

Entertainment 0.52%
Eldorado Resorts, Inc.	6.00%	4/1/2025	1,143	1,108,299
Jacobs Entertainment, Inc.†	7.875%	2/1/2024	445	459,462
Mohegan Gaming & Entertainment†	7.875%	10/15/2024	587	551,046
Six Flags Entertainment Corp.†	5.50%	4/15/2027	860	812,700
Total				2,931,507

Financial Services 1.37%
Affiliated Managers Group, Inc.	3.50%	8/1/2025	125	121,630
Affiliated Managers Group, Inc.	4.25%	2/15/2024	248	253,173
Ally Financial, Inc.	8.00%	11/1/2031	577	643,355
BrightSphere Investment Group plc (United Kingdom)(b)	4.80%	7/27/2026	489	471,855
GE Capital International Funding Co. Unlimited Co. (Ireland)(b)	4.418%	11/15/2035	2,377	2,005,414
International Lease Finance Corp.	5.875%	4/1/2019	1,433	1,438,937
International Lease Finance Corp.	5.875%	8/15/2022	156	163,528
Navient Corp.	6.625%	7/26/2021	796	770,130
Navient Corp.	6.75%	6/25/2025	323	276,165
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	427	427,573
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	677	606,376
Quicken Loans, Inc.†	5.25%	1/15/2028	299	265,736
SURA Asset Management SA (Colombia)†(b)	4.375%	4/11/2027	280	261,100
Total				7,704,972

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food 0.55%
Albertsons Cos LLC/Safeway, Inc./Albertsons LP/Albertson’s LLC	6.625%	6/15/2024	$1,166	$1,087,295
Arcor SAIC (Argentina)†(b)	6.00%	7/6/2023	297	274,695
Campbell Soup Co.	3.80%	8/2/2042	486	364,958
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	370	293,225
Gruma SAB de CV (Mexico)†(b)	4.875%	12/1/2024	200	201,002
Lamb Weston Holdings, Inc.†	4.875%	11/1/2026	871	840,515
Total				3,061,690

Health Care Services 0.97%
Acadia Healthcare Co., Inc.	5.625%	2/15/2023	739	703,897
Acadia Healthcare Co., Inc.	6.50%	3/1/2024	389	377,330
CHS/Community Health Systems, Inc.	8.00%	11/15/2019	657	627,435
HCA, Inc.	5.25%	6/15/2026	828	823,860
HCA, Inc.	5.50%	6/15/2047	598	568,100
HCA, Inc.	7.50%	11/6/2033	125	131,875
MPH Acquisition Holdings LLC†	7.125%	6/1/2024	97	90,695
Polaris Intermediate Corp. PIK 8.50%†	8.50%	12/1/2022	1,146	1,049,587
WellCare Health Plans, Inc.	5.25%	4/1/2025	1,107	1,069,639
Total				5,442,418

Household Equipment/Products 0.02%
Kimberly-Clark de Mexico SAB de CV (Mexico)†(b)	3.80%	4/8/2024	100	97,979

Insurance 0.26%
CNO Financial Group, Inc.	5.25%	5/30/2025	547	522,727
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	373	388,135
Willis North America, Inc.	7.00%	9/29/2019	524	536,128
Total				1,446,990

Leisure 0.16%
Carnival plc	7.875%	6/1/2027	277	345,830
Silversea Cruise Finance Ltd.†	7.25%	2/1/2025	495	525,789
Total				871,619

Machinery: Industrial/Specialty 0.59%
Kennametal, Inc.	4.625%	6/15/2028	553	552,384
Nvent Finance Sarl (Luxembourg)(b)	4.55%	4/15/2028	2,038	2,001,664
SPX FLOW, Inc.†	5.625%	8/15/2024	825	783,750
Total				3,337,798

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Manufacturing 0.29%
General Electric Co.	2.962% (3 Mo. LIBOR + .38%	)#	5/5/2026	$717	$577,782
General Electric Co.	6.15%		8/7/2037	199	194,830
Siemens Financieringsmaatschappij NV (Netherlands)†(b)	2.35%		10/15/2026	954	870,546
Total					1,643,158

Media 1.82%
21st Century Fox America, Inc.	7.75%		12/1/2045	451	665,261
AMC Networks, Inc.	4.75%		8/1/2025	900	819,000
Cablevision Systems Corp.	5.875%		9/15/2022	1,123	1,106,155
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%		2/15/2026	1,405	1,380,413
Comcast Corp.	3.969%		11/1/2047	747	670,318
Cox Communications, Inc.†	4.50%		6/30/2043	531	449,888
Cox Communications, Inc.†	4.70%		12/15/2042	455	402,461
Cox Communications, Inc.†	8.375%		3/1/2039	694	868,110
Myriad International Holdings BV (Netherlands)†(b)	5.50%		7/21/2025	770	777,809
Time Warner Cable LLC	6.55%		5/1/2037	110	113,296
Time Warner Cable LLC	7.30%		7/1/2038	1,091	1,186,995
Time Warner Entertainment Co. LP	8.375%		7/15/2033	502	613,804
Time Warner, Inc.	6.25%		3/29/2041	695	738,199
VTR Finance BV (Chile)†(b)	6.875%		1/15/2024	455	456,706
Total					10,248,415

Metal Fabricating 0.02%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.†	7.375%		12/15/2023	130	126,425

Metals & Minerals: Miscellaneous 0.81%
Anglo American Capital plc (United Kingdom)†(b)	4.00%		9/11/2027	1,457	1,317,943
Anglo American Capital plc (United Kingdom)†(b)	4.75%		4/10/2027	789	756,808
Barrick North America Finance LLC	7.50%		9/15/2038	200	245,397
Corp. Nacional del Cobre de Chile (Chile)†(b)	4.50%		9/16/2025	700	710,622
Freeport-McMoRan, Inc.	3.875%		3/15/2023	291	269,903
Glencore Finance Canada Ltd. (Canada)†(b)	5.55%		10/25/2042	647	583,614
Kinross Gold Corp. (Canada)(b)	5.95%		3/15/2024	281	281,000
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(b)	4.10%		4/11/2023	430	410,284
Total					4,575,571

Natural Gas 0.18%
Dominion Energy Gas Holdings LLC	4.60%		12/15/2044	1,026	1,016,650

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil 1.99%
Afren plc (United Kingdom)†(b)(d)	6.625%	12/9/2020	$244	$1,003
Berry Petroleum Co. LLC†	7.00%	2/15/2026	289	261,545
California Resources Corp.†	8.00%	12/15/2022	885	601,800
Chesapeake Energy Corp.	7.50%	10/1/2026	285	245,100
Continental Resources, Inc.	4.50%	4/15/2023	770	758,502
Ecopetrol SA (Colombia)(b)	5.875%	5/28/2045	289	273,550
Eni SpA (Italy)†(b)	5.70%	10/1/2040	1,800	1,870,714
Equinor ASA (Norway)(b)	7.15%	11/15/2025	605	722,431
Gazprom OAO via Gaz Capital SA (Luxembourg)†(b)	4.95%	2/6/2028	200	191,354
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	287	253,636
Indigo Natural Resources LLC†	6.875%	2/15/2026	291	251,715
Kerr-McGee Corp.	7.875%	9/15/2031	479	575,216
MEG Energy Corp. (Canada)†(b)	7.00%	3/31/2024	450	432,000
Pertamina Persero PT (Indonesia)†(b)	5.625%	5/20/2043	200	189,900
Petrobras Global Finance BV (Netherlands)(b)	4.375%	5/20/2023	358	342,201
Petrobras Global Finance BV (Netherlands)(b)	7.25%	3/17/2044	737	728,624
Petroleos Mexicanos (Mexico)(b)	4.50%	1/23/2026	956	826,462
Precision Drilling Corp. (Canada)(b)	7.75%	12/15/2023	147	136,159
Sinopec Group Overseas Development Ltd.†	4.375%	10/17/2023	364	372,687
SM Energy Co.	6.625%	1/15/2027	569	509,255
Valero Energy Corp.	10.50%	3/15/2039	668	1,024,418
WPX Energy, Inc.	5.25%	9/15/2024	374	340,340
YPF SA (Argentina)†(b)	8.50%	7/28/2025	281	253,251
Total				11,161,863

Oil: Crude Producers 0.68%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(b)	4.60%	11/2/2047	320	313,278
Cheniere Corpus Christi Holdings LLC	5.125%	6/30/2027	1,425	1,350,615
Colonial Pipeline Co.†	4.25%	4/15/2048	714	687,283
Energy Transfer Partners LP	7.50%	7/1/2038	233	261,030
Energy Transfer Partners LP/Regency Energy Finance Corp.	5.00%	10/1/2022	23	23,490
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	620	647,650
Northern Natural Gas Co.†	4.30%	1/15/2049	371	363,009
Peru LNG Srl (Peru)†(b)	5.375%	3/22/2030	200	194,510
Total				3,840,865

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic 0.46%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	4.08%	12/15/2047	$1,894	$1,566,570
Halliburton Co.	7.45%	9/15/2039	195	243,336
Transocean Proteus Ltd.†	6.25%	12/1/2024	789	759,220
Total				2,569,126

Paper & Forest Products 0.09%
Fibria Overseas Finance Ltd. (Brazil)(b)	4.00%	1/14/2025	552	522,606

Real Estate Investment Trusts 0.88%
China Evergrande Group (China)(b)	8.75%	6/28/2025	1,000	846,419
Country Garden Holdings Co. Ltd. (China)(b)	4.75%	9/28/2023	374	331,364
Country Garden Holdings Co. Ltd. (China)(b)	4.75%	1/17/2023	226	201,633
EPR Properties	4.75%	12/15/2026	501	496,628
Equinix, Inc.	5.875%	1/15/2026	500	505,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.	5.625%	5/1/2024	195	193,781
Shimao Property Holdings Ltd. (Hong Kong)(b)	4.75%	7/3/2022	500	472,237
VEREIT Operating Partnership LP	4.875%	6/1/2026	1,916	1,918,958
Total				4,966,020

Retail 0.31%
CEC Entertainment, Inc.	8.00%	2/15/2022	841	740,080
IRB Holding Corp.†	6.75%	2/15/2026	1,130	991,575
Total				1,731,655

Steel 0.18%
Cleveland-Cliffs, Inc.	5.75%	3/1/2025	863	778,857
Vale Overseas Ltd. (Brazil)(b)	6.875%	11/10/2039	188	218,080
Total				996,937

Technology 0.46%
Alibaba Group Holding Ltd. (China)(b)	4.20%	12/6/2047	521	463,697
Baidu, Inc. (China)(b)	3.50%	11/28/2022	433	429,039
Netflix, Inc.	4.375%	11/15/2026	1,855	1,688,050
Total				2,580,786

Telecommunications 0.65%
AT&T, Inc.	6.00%	8/15/2040	523	535,542
CenturyLink, Inc.	6.75%	12/1/2023	536	517,910
Intelsat Connect Finance SA (Luxembourg)†(b)	9.50%	2/15/2023	579	500,835
Ooredoo International Finance Ltd.†	3.75%	6/22/2026	300	288,038

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Telecommunications (continued)
Sprint Capital Corp.	6.875%		11/15/2028		$243	$230,243
Sprint Corp.	7.875%		9/15/2023		1,082	1,113,107
Verizon Communications, Inc.	3.716% (3 Mo. LIBOR + 1.10%	)#	5/15/2025		475	460,960
Total						3,646,635

Transportation: Miscellaneous 0.20%
Autoridad del Canal de Panama (Panama)†(b)	4.95%		7/29/2035		200	204,502
Burlington Northern Santa Fe LLC	5.75%		5/1/2040		200	234,939
Pelabuhan Indonesia III Persero PT (Indonesia)†(b)	4.50%		5/2/2023		220	216,275
Rumo Luxembourg Sarl (Luxembourg)†(b)	7.375%		2/9/2024		458	478,564
Total						1,134,280

Utilities 0.23%
Aegea Finance Sarl (Brazil)†(b)	5.75%		10/10/2024		574	549,611
Aquarion Co.†	4.00%		8/15/2024		724	736,124
Total						1,285,735
Total Corporate Bonds (cost $146,963,145)						139,754,456

FOREIGN GOVERNMENT OBLIGATIONS 2.76%

Angola 0.11%
Republic of Angola†(b)	9.50%		11/12/2025		560	590,781

Argentina 1.25%
City of Buenos Aires(e)	51.476% (BADLAR + 3.25%	)#	3/29/2024	ARS	1,800	41,671
Provincia de Buenos Aires†(b)	6.50%		2/15/2023		$226	183,060
Provincia de Mendoza†(b)	8.375%		5/19/2024		400	326,000
Republic of Argentina(b)	4.625%		1/11/2023		305	241,903
Republic of Argentina(b)	5.625%		1/26/2022		3,473	2,943,368
Republic of Argentina(b)	6.875%		4/22/2021		3,000	2,721,780
Republic of Argentina(b)	8.28%		12/31/2033		714	560,205
Total						7,017,987

Bahamas 0.12%
Commonwealth of Bahamas†(b)	6.00%		11/21/2028		370	378,325
Commonwealth of Bahamas†(b)	6.95%		11/20/2029		300	318,750
Total						697,075

Bermuda 0.07%
Government of Bermuda†	3.717%		1/25/2027		430	411,153

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Dominican Republic 0.03%
Dominican Republic†(b)	6.50%	2/15/2048	$200	$189,500

Egypt 0.07%
Arab Republic of Egypt†(b)	6.125%	1/31/2022	220	216,307
Arab Republic of Egypt†(b)	7.903%	2/21/2048	200	172,830
Total				389,137

Ghana 0.04%
Republic of Ghana†(b)	7.875%	8/7/2023	225	220,889

Latvia 0.05%
Republic of Latvia†(b)	5.25%	6/16/2021	258	269,711

Lithuania 0.11%
Republic of Lithuania†(b)	7.375%	2/11/2020	592	620,025

Mexico 0.25%
United Mexican States(b)	3.75%	1/11/2028	600	562,656
United Mexican States(b)	4.00%	10/2/2023	834	831,152
Total				1,393,808

Nigeria 0.04%
Republic of Nigeria†(b)	7.143%	2/23/2030	275	244,074

Qatar 0.20%
State of Qatar†(b)	3.25%	6/2/2026	825	798,890
State of Qatar†(b)	5.103%	4/23/2048	310	326,314
Total				1,125,204

Romania 0.01%
Republic of Romania†(b)	6.125%	1/22/2044	49	54,497

Sri Lanka 0.07%
Republic of Sri Lanka†(b)	6.25%	7/27/2021	200	193,179
Republic of Sri Lanka†(b)	6.85%	11/3/2025	200	187,472
Total				380,651

Turkey 0.34%
Republic of Turkey(b)	3.25%	3/23/2023	220	197,923
Republic of Turkey(b)	5.625%	3/30/2021	1,206	1,209,724
Republic of Turkey(b)	5.75%	3/22/2024	510	494,391
Total				1,902,038
Total Foreign Government Obligations (cost $16,564,410)				15,506,530

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.59%
Federal Home Loan Mortgage Corp. K072 A2	3.444%		12/25/2027	$1,019	$1,030,710
Federal Home Loan Mortgage Corp. Q001 XA IO	2.267%	#(a)	2/25/2032	2,803	404,402
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	26	25,274
Government National Mortgage Assoc. 2015-47 AE	2.90%	#(a)	11/16/2055	1,180	1,158,597
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(a)	2/16/2049	777	761,493
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(a)	2/16/2053	277	271,107
Government National Mortgage Assoc. 2017-168 AS	2.70%		8/16/2058	1,594	1,528,721
Government National Mortgage Assoc. 2017-41 AS	2.60%		6/16/2057	1,271	1,211,815
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	661	641,469
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	434	418,097
Government National Mortgage Assoc. 2017-86 AS	2.75%		2/16/2058	506	490,236
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	426	398,802
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	593	569,493
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $9,198,742)					8,910,216

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 35.89%
Federal Home Loan Mortgage Corp.	5.00%		9/1/2019 - 6/1/2026	43	43,396
Federal National Mortgage Assoc.(f)	3.50%		TBA	8,500	8,501,845
Federal National Mortgage Assoc.	3.961% (12 Mo. LIBOR + 1.78%	)#	3/1/2042	537	561,233
Federal National Mortgage Assoc.(f)	4.00%		TBA	61,550	62,767,837
Federal National Mortgage Assoc.(f)	4.50%		TBA	124,300	128,793,083
Federal National Mortgage Assoc.	5.50%		12/1/2034 - 9/1/2036	840	904,777
Federal National Mortgage Assoc.	5.50%		2/1/2035	1	1,005
Total Government Sponsored Enterprises Pass-Throughs (cost $200,265,527)					201,573,176

MUNICIPAL BONDS 0.14%
Miscellaneous
North Texas Tollway Auth	8.91%		2/1/2030	538	569,215
Pennsylvania	5.35%		5/1/2030	235	241,119
Total Municipal Bonds (cost $808,916)					810,334

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 5.27%
Atrium Hotel Portfolio Trust 2018-ATRM A†	3.405% (1 Mo. LIBOR + .95%	)#	6/15/2035	537	534,893
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	3.305% (1 Mo. LIBOR + .85%	)#	1/15/2033	446	441,859
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	1,342	1,344,428
BWAY Mortgage Trust 2015-1740 A†	2.917%		1/10/2035	880	854,329

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Trust 2018-GW A†	3.255% (1 Mo. LIBOR + .80%	)#	5/15/2035	$1,467	$1,437,903
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	1,474	1,484,032
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	901	904,425
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	212	211,697
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	159	159,146
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	1,250	987,866
Commercial Mortgage Pass-Through Certificates 2014-CR17 A5	3.977%		5/10/2047	1,000	1,030,624
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.176%	#(a)	8/10/2047	715	28,846
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.44%	#(a)	7/10/2050	178	179,380
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.44%	#(a)	7/10/2050	410	403,956
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.44%	#(a)	7/10/2050	574	511,247
Commercial Mortgage Pass-Through Certificates 2016-SAVA A†	4.069% (1 Mo. LIBOR + 1.72%	)#	10/15/2034	678	677,609
CSAIL Commercial Mortgage Trust 2015-C2 C	4.205%	#(a)	6/15/2057	700	676,788
DBWF Mortgage Trust 2015-LCM D†	3.421%	#(a)	6/10/2034	257	225,058
DBWF Mortgage Trust 2018-GLKS A†	3.41% (1 Mo. LIBOR + 1.03%	)#	11/19/2035	1,008	1,006,314
GAHR Commercial Mortgage Trust 2015-NRF DFX†	3.382%	#(a)	12/15/2034	278	274,505
GS Mortgage Securities Corp. Trust 2018-FBLU A†	3.405% (1 Mo. LIBOR + .95%	)#	11/15/2035	1,007	1,003,979
GS Mortgage Securities Corp. Trust 2018-RIVR A†	3.405% (1 Mo. LIBOR + .95%	)#	7/15/2035	683	681,767
GS Mortgage Securities Trust 2015-GC32 C	4.411%	#(a)	7/10/2048	195	193,193
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	668	656,473
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.159%	#(a)	8/5/2034	629	578,505
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ D†	4.555% (1 Mo. LIBOR + 2.10%	)#	6/15/2032	799	786,281
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON A†	4.128%		7/5/2031	1,673	1,735,655
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.297%	#(a)	7/15/2048	374	360,098
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	3.455% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	1,600	1,570,909
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	3.475% (1 Mo. LIBOR + 1.02%	)#	11/15/2035	542	541,626

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	3.329% (1 Mo. LIBOR + .95%	)#	7/5/2033	$377	$376,520
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	1,056	1,097,241
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	3.979%	#(a)	7/5/2033	1,130	1,128,609
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	340	352,407
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	453	468,419
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	15	12,122
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.694%	#(a)	7/15/2050	19,080	533,559
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#(a)	1/5/2043	250	236,465
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	8	7,769
UBS-BAMLL Trust 2012-WRM E†	4.238%	#(a)	6/10/2030	595	549,034
UBS-Barclays Commercial Mortgage Trust 2012-C3 B†	4.365%	#(a)	8/10/2049	200	203,700
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.287%	#(a)	7/15/2046	364	307,839
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.128%	#(a)	5/15/2048	1,489	1,295,664
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	4.878%	#(a)	1/15/2059	434	392,209	(g)
WFRBS Commercial Mortgage Trust 2014-C22 A4	3.488%		9/15/2057	1,125	1,130,372
Total Non-Agency Commercial Mortgage-Backed Securities (cost $29,254,243)					29,575,320

U.S. TREASURY OBLIGATIONS 16.62%
U.S. Treasury Bond	2.75%		11/15/2042	11,565	11,082,638
U.S. Treasury Bond	3.00%		8/15/2048	26,465	26,393,212
U.S. Treasury Inflation Indexed Note(h)	0.50%		1/15/2028	6,730	6,427,498
U.S. Treasury Inflation Indexed Note(h)	0.625%		4/15/2023	26,307	25,881,496
U.S. Treasury Note	1.875%		12/15/2020	5,335	5,271,523
U.S. Treasury Note	2.875%		10/31/2023	10,299	10,471,278
U.S. Treasury Note	2.875%		11/15/2021	1,773	1,792,860
U.S. Treasury Note	3.125%		11/15/2028	5,786	6,006,623
Total U.S. Treasury Obligations (cost $91,552,297)					93,327,128
Total Long-Term Investments (cost $677,538,338)					672,064,275

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2018

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 15.99%

GOVERNMENT SPONSORED ENTERPRISES SECURITIES 4.15%
Federal Home Loan Bank	Zero Coupon	1/31/2019	$7,924	$7,908,873
Federal Home Loan Bank	Zero Coupon	2/6/2019	1,983	1,978,391
Federal Home Loan Bank	Zero Coupon	2/15/2019	13,451	13,411,710
Total Government Sponsored Enterprises Securities (cost $23,298,573)				23,298,974

REPURCHASE AGREEMENT 2.82%
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $15,720,000 of U.S. Treasury Note at 2.875% due 7/31/2025; value: $16,130,323; proceeds: $15,812,753 (cost $15,811,479)			15,811	15,811,479

U.S. TREASURY OBLIGATION 9.02%

Government
U.S. Treasury Bill (cost $50,647,602)	Zero Coupon	3/14/2019	50,889	50,645,790
Total Short-Term Investment (cost $89,757,654)				89,756,243
Total Investments in Securities 135.65% (cost $767,295,992)				761,820,518
Liabilities in Excess of Cash and Other Assets(i) (35.65%)				(200,210,245)
Net Assets 100.00%				$561,610,273

ARS	Argentine Peso.
BADLAR	Banco de la Republica Argentina.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2018.
(a)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(b)	Foreign security traded in U.S. dollars.
(c)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(d)	Defaulted (non-income producing security).
(e)	Investment in non-U.S. dollar denominated securities.
(f)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(g)	Level 3 Investment as described in Note 2(k) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(h)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(i)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on futures contracts as follows:

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Open Futures Contracts at December 31, 2018:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2019	386	Long	$43,734,911	$44,269,375	$534,464
U.S. Long Bond	March 2019	246	Long	34,325,111	35,915,991	1,590,880
Total Unrealized Appreciation on Open Futures Contracts						$2,125,344

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2019	95	Long	$20,170,910	$20,169,697	$(1,213)
U.S. 10-Year Treasury Note	March 2019	92	Short	(10,957,184)	(11,225,437)	(268,253)
U.S. 10-Year Ultra Treasury Bond	March 2019	11	Long	1,431,910	1,430,859	(1,051)
Ultra Long U.S. Treasury Bond	March 2019	130	Short	(19,996,944)	(20,885,313)	(888,369)
Total Unrealized Depreciation on Open Futures Contracts						$(1,158,886)

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2018

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$182,607,115	$–	$182,607,115
Corporate Bonds	–	139,754,456	–	139,754,456
Foreign Government Obligations	–	15,506,530	–	15,506,530
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	8,910,216	–	8,910,216
Government Sponsored Enterprises Pass-Throughs	–	201,573,176	–	201,573,176
Municipal Bonds	–	810,334	–	810,334
Non-Agency Commercial Mortgage-Backed Securities	–	29,183,111	392,209	29,575,320
U.S. Treasury Obligations	–	93,327,128	–	93,327,128
Short-Term Investments
Government Sponsored Enterprises Securities	–	23,298,974	–	23,298,974
Repurchase Agreement	–	15,811,479	–	15,811,479
U.S. Treasury Obligation	–	50,645,790	–	50,645,790
Total	$–	$761,428,309	$392,209	$761,820,518

Other Financial Instruments
Futures Contracts
Assets	$2,125,344	$–	$–	$2,125,344
Liabilities	(1,158,886)	–	–	(1,158,886)
Total	$966,458	$–	$–	$966,458

(1)	Refer to Note 2(k) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

30	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2018

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Non-Agency Commercial Mortgage- Backed Securities
Balance as of January 1, 2018	$4,488,220	$–
Accrued Discounts (Premiums)	–	508
Realized Gain (Loss)	10,063	–
Change in Unrealized Appreciation (Depreciation)	45	32,283
Purchases	–	–
Sales	(1,742,063)	–
Transfers into Level 3	–	359,418
Transfers out of Level 3	(2,756,265)	–
Balance as of December 31, 2018	$–	$392,209
Change in unrealized appreciation/depreciation for period ended December 31, 2018, related to Level 3 investments held at December 31, 2018	$–	$32,283

See Notes to Financial Statements.	31

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $767,295,992)	$761,820,518
Cash	1,440
Deposits with brokers for futures collateral	565,032
Receivables:
Interest and dividends	3,437,939
Investment securities sold	2,030,703
Capital shares sold	143,873
From advisor (See Note 3)	114,508
Prepaid expenses	2,340
Total assets	768,116,353
LIABILITIES:
Payables:
Investment securities purchased	201,078,304
Capital shares reacquired	4,697,711
Management fee	215,940
Directors’ fees	45,613
Variation margin on futures contracts	26,711
Fund administration	19,195
Accrued expenses	422,606
Total liabilities	206,506,080
NET ASSETS	$561,610,273
COMPOSITION OF NET ASSETS:
Paid-in capital	$589,663,069
Total distributable earnings (loss)	(28,052,796)
Net Assets	$561,610,273
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	35,180,457
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.96

32	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Interest and other	$19,047,989
Interest earned from Interfund Lending (See Note 11)	769
Total investment income	19,048,758
Expenses:
Management fee	2,537,051
Non 12b-1 service fees	1,409,782
Shareholder servicing	604,718
Fund administration	225,516
Reports to shareholders	69,802
Professional	54,272
Custody	21,008
Directors’ fees	19,537
Other	60,189
Gross expenses	5,001,875
Expense reductions (See Note 9)	(13,185)
Fees waived and expenses reimbursed (See Note 3)	(1,189,244)
Net expenses	3,799,446
Net investment income	15,249,312
Net realized and unrealized gain (loss):
Net realized loss on investments	(11,717,911)
Net realized loss on futures contracts	(671,026)
Net realized loss on foreign currency related transactions	(5,961)
Net change in unrealized appreciation/depreciation on investments	(9,157,108)
Net change in unrealized appreciation/depreciation on futures contracts	1,091,607
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	307
Net realized and unrealized loss	(20,460,092)
Net Decrease in Net Assets Resulting From Operations	$(5,210,780)

See Notes to Financial Statements.	33

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	December 31, 2018	December 31, 2017
Operations:
Net investment income	$15,249,312	$10,725,398
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	(12,394,898)	609,800
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(8,065,194)	6,869,409
Net increase (decrease) in net assets resulting from operations	(5,210,780)	18,204,607
Distributions to shareholders(1)	(18,110,707)	(13,065,635)
Capital share transactions (See Note 14):
Proceeds from sales of shares	99,983,765	141,989,369
Reinvestment of distributions	18,110,707	13,065,635
Cost of shares reacquired	(87,540,643)	(52,931,398)
Net increase in net assets resulting from capital share transactions	30,553,829	102,123,606
Net increase in net assets	7,232,342	107,262,578
NET ASSETS:
Beginning of year	$554,377,931	$447,115,353
End of year	$561,610,273	$554,377,931
Distributions in excess of net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions represents net investment income.
(2)	The SEC eliminated the requirement to disclose distributions in excess of net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(33,848).

34	See Notes to Financial Statements.

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35

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2018	$16.65	$0.44	$(0.60)	$(0.16)	$(0.53)	$–	$(0.53)
12/31/2017	16.42	0.36	0.27	0.63	(0.40)	–	(0.40)
12/31/2016	16.25	0.36	0.31	0.67	(0.44)	(0.06)	(0.50)
12/31/2015	16.85	0.36	(0.47)	(0.11)	(0.47)	(0.02)	(0.49)
12/31/2014	16.22	0.32	0.66	0.98	(0.32)	(0.03)	(0.35)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

36	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$15.96	(1.03)	0.67	0.89	2.70	$561,610	611
16.65	3.86	0.64	0.88	2.16	554,378	452
16.42	4.26	0.64	0.89	2.16	447,115	443
16.25	(0.66)	0.64	0.89	2.11	390,155	432
16.85	6.08	0.64	0.90	1.87	317,732	466

See Notes to Financial Statements.	37

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of twelve separate portfolios. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the

38

Notes to Financial Statements (continued)

Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss), if applicable, on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of

39

Notes to Financial Statements (continued)

cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(k)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are

40

Notes to Financial Statements (continued)

based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments;

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

For the fiscal year ended December 31, 2018, the effective management fee, net of waivers, was at an annualized rate of .24% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Effective May 1, 2018 and continuing through April 30, 2019, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .69%. This agreement may be terminated only upon the approval of the Board. Prior to May 1, 2018, Lord Abbett contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of .64%.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be

41

Notes to Financial Statements (continued)

compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017, was as follows:

	Year Ended	Year Ended
	12/31/2018	12/31/2017
Distributions paid from:
Ordinary income	$18,110,707	$13,065,635
Total distributions paid	$18,110,707	$13,065,635

As of December 31, 2018, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$15,288
Total undistributed earnings	15,288
Capital loss carryforwards*	(18,973,335)
Temporary differences	(45,613)
Unrealized losses – net	(9,049,136)
Total accumulated losses – net	$(28,052,796)

*	The capital losses will carry forward indefinitely.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$771,836,041
Gross unrealized gain	6,539,500
Gross unrealized loss	(15,588,556)
Net unrealized security loss	$(9,049,056)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, premium amortization and wash sales.

42

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government
Purchases	Purchases	Sales	Sales
$3,515,710,890	$407,283,655	$3,486,016,286	$333,798,096

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trade purchases of $1,071,956 and sales of $1,123,449, which resulted in net realized gains of $47,691.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2018 (as described in note 2(g)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2018, the Fund had futures contracts with unrealized appreciation of $2,125,344 and depreciation of $(1,158,886) which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Net realized loss of $(671,026) and net change in unrealized appreciation/depreciation of $1,091,607 are included on the Statement of Operations related to futures contracts under the captions Net realized loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the fiscal year was 514.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

43

Notes to Financial Statements (continued)

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$15,811,479	$–	$15,811,479
Total	$15,811,479	$–	$15,811,479

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$15,811,479	$–	$–	$(15,811,479)	$–
Total	$15,811,479	$–	$–	$(15,811,479)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1

44

Notes to Financial Statements (continued)

billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the year ended December 31, 2018, the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average	Average	Interest
Loan	Interest Rate	Income	*
$12,593,213	2.23%	769

*	Included in the Statement of Operations

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private

45

Notes to Financial Statements (continued)

institutions, not by government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. The prepayment rate also will affect the price and volatility of these securities. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprises involved, not by the U.S. Government.

The lower-rated or high-yield bonds (also known as “junk” bonds) in which the Fund may invest are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, its performance could suffer.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, industry and sector, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be

46

Notes to Financial Statements (concluded)

impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Shares sold	6,114,426	8,429,040
Reinvestment of distributions	1,139,038	788,496
Shares reacquired	(5,360,418)	(3,155,253)
Increase	1,893,046	6,062,283

47

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Portfolio, one of the portfolios constituting the Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Total Return Portfolio of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 15, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

48

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Company as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 62 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co.
(1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

49

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

50

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Clients Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2005	Partner and Associate Director, joined Lord Abbett in 2003.

Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2008	Partner and Director of Equities, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.

F. Thomas O’Halloran (1955)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.

Marc Pavese (1972)	Executive Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2008.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management from (2004–2018).

51

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Jeffrey Rabinowitz (1972)	Executive Vice President	Elected in 2017	Portfolio Manager, joined Lord Abbett in 2017 and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC (2014–2017) and Managing Director and Portfolio Manager/Technology Analyst for U.S. Growth Equity at Goldman Sachs Asset Management (1999–2014).

Steven F. Rocco (1979)	Executive Vice President	Elected in 2014	Partner and Director of Taxable Fixed Income, joined Lord Abbett in 2004.

A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.

Vernon T. Bice (1974)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2011.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

Robert S. Clark (1975)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2010.

Matthew R. DeCicco (1977)	Vice President	Elected in 2003	Managing Director and Portfolio Manager, joined Lord Abbett in 1999.

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Christopher J. Gizzo (1986)	Vice President	Elected in 2018	Managing Director and Portfolio Manager, joined Lord Abbett in 2008.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

52

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Leah G. Traub (1979)	Vice President	Elected in 2016	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 2010.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005–2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Company’s Directors. It is available free upon request.

53

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, which included the approval of a proposal to reduce the management fee schedule effective May 1, 2019, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that although the Fund’s investment performance was below

54

Approval of Advisory Contract (continued)

the median of the performance peer group for the one-, three-, and five-year periods, the Fund outperformed both benchmarks for the one-, three-, and five-year periods. The Board considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement, as revised with a reduced management fee schedule effective May 1, 2019, should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates under the terms of the current Agreement, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. The Board further considered that the Fund’s management fee schedule would be reduced, effective May 1, 2019. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the reduced management fee schedule, which included certain breakpoints in the management fee schedule, adequately addressed any economies of scale in managing the Fund.

55

Approval of Advisory Contract (concluded)

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett for services other than investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement, as revised, was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

56

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

57

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Total Return Portfolio	SFTR-PORT-3 (02/19)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2018 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2018 and 2017 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2018	2017
Audit Fees {a}	$464,200	$464,200
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	464,200	464,200

Tax Fees {b}	115,804	123,098
All Other Fees	- 0 -	- 0 -

Total Fees	$580,004	$587,298

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2018 and 2017 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees {a}	$200,339	201,416

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive

Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 15, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 15, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 15, 2019